As Filed with the Securities and Exchange Commission on February 11, 2009

Securities Act File No. 333-156344

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

DWS VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Offices) (Zip Code)

212-454-6778

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

One Beacon Street

Boston, Massachusetts 02108

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Common Stock (par value $0.01 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Equity Income Fund

Q&A

Q What is happening?

A DWS Investments is proposing to merge DWS Equity Income Fund (“Equity Income Fund”) into DWS Large Cap Value Fund.

Q What issue am I being asked to vote on?

A You are being asked to vote on the proposal to merge Equity Income Fund into DWS Large Cap Value Fund.

After carefully reviewing the proposal, your Fund’s Board of Trustees has determined that this action is in the best interest of the Fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DWS Investments believes the proposed merger is in the best interest of the Equity Income Fund for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Equity Income Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. The investment strategy that Equity Income Fund currently employs is similar to the current investment strategy of DWS Large Cap Value Fund. Accordingly, DWS Investments proposed the merger of Equity Income Fund into DWS Large Cap Value Fund.

Q&A continued

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Equity Income Fund does not expect to distribute any capital gains as of the date of the merger. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Large Cap Value Fund, which will probably be different from the net asset value per share of Equity Income Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about April 20, 2009, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

Q&A continued

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track your fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-866-774-4940.

DWS EQUITY INCOME FUND

A Message from the President

February     , 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Equity Income Fund (“Equity Income Fund”), a series of DWS Value Equity Trust. While you are, of course, welcome to join us at the Equity Income Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Income Fund to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Income Fund in complete liquidation and termination of Equity Income Fund.

DWS Investments has proposed the merger of Equity Income Fund into Large Cap Fund because it believes that the merger will benefit shareholders of Equity Income Fund by providing a tax-free method to transition into a Fund that has a similar investment strategy and a more favorable performance track record. DWS Investments also believes that shareholders of Equity Income Fund will benefit from a larger pool of assets in the combined fund which should result in improved economies of scale and estimated expense ratios that are expected to be lower than the current expense ratios of Equity Income Fund. The Board of Trustees of Equity Income Fund has approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Equity Income Fund’s participation in the proposed merger would be in the best interest of Equity Income Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2009.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Large Cap Fund, the specific proposal that will be considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Equity Income Fund’s proxy solicitor, at 1-866-774-4940 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

Michael G. Clark

President

DWS Equity Income Fund

DWS EQUITY INCOME FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Equity Income Fund (“Equity Income Fund”):

A Special Meeting of Shareholders of Equity Income Fund will be held March 27, 2009 at 3:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Equity Income Fund to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all the liabilities of Equity Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Income Fund in complete liquidation and termination of Equity Income Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Equity Income Fund at the close of business on January 28, 2009, are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting to a designated time and place, without notice with respect to the proposal to be considered, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and, in that case, any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders with notice to the shareholders entitled to vote at the Meeting.

By order of the Board of Trustees,

John Millette

Secretary

February     , 2009

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION FOR SHAREHOLDERS OF DWS EQUITY INCOME FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Equity Income Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-866-774-4940 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

February     , 2009

Acquisition of the assets of:	By and in exchange for shares of:

DWS Equity Income Fund, a series of DWS Value Equity Trust	DWS Large Cap Value Fund, a series of DWS Value Series, Inc.
345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B, C Shares) 800-728-3337 (Class S Shares) 800-730-1313 (Institutional Class Shares)	345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B, C Shares) 800-728-3337 (Class S Shares) 800-730-1313 (Institutional Class Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Equity Income Fund (“Equity Income Fund”) into DWS Large Cap Value Fund (“Large Cap Fund”). Equity Income Fund and Large Cap Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Equity Income Fund will receive a number of full and fractional shares of the corresponding class of Large Cap Fund equal in aggregate value as of the Valuation Time (as defined below on page 24) to the aggregate value of such shareholder’s Equity Income Fund shares.

This Prospectus/Proxy Statement is being mailed on or about February     , 2009. It explains concisely what you should know before voting on the matter described herein or investing in Large Cap Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Large Cap Fund dated March 1, 2008, as supplemented from time to time, for Class A, B and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Large Cap Fund dated March 1, 2008, as supplemented from time to time, for Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Large Cap Fund dated March 1, 2008, as supplemented from time to time, for Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iv)	the prospectus of Equity Income Fund dated December 1, 2008, as supplemented from time to time, for Class A, B and C shares;

(v)	the prospectus of Equity Income Fund dated December 1, 2008, as supplemented from time to time, for Institutional Class shares;

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(vi)	the prospectus of Equity Income Fund dated December 1, 2008, as supplemented from time to time, for Class S shares;

(vii)	the statement of additional information of Equity Income Fund dated December 1, 2008, as supplemented from time to time, for Class A, B, C and Institutional Class shares;

(viii)	the statement of additional information of Equity Income Fund dated December 1, 2008, as supplemented from time to time, for Class S shares;

(ix)	the statement of additional information relating to the proposed merger, dated February , 2009 (the “Merger SAI”); and

(x)	the audited financial statements and related independent registered public accounting firm’s report for Equity Income Fund contained in the Annual Report for the fiscal year ended July 31, 2008.

No other parts of Equity Income Fund’s Annual Report are incorporated by reference herein.

The financial highlights for Large Cap Fund contained in the Annual Report to shareholders for the period ended November 30, 2008, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S Shares and 1-800-730-1313 for Institutional Class shares).

Like shares of Equity Income Fund, shares of Large Cap Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Equity Income Fund’s proxy solicitor, at 1-866-774-4940, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Equity Income Fund is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which are referred to herein as a merger of Equity Income Fund into Large Cap Fund. If approved by shareholders, all of the assets of Equity Income Fund will be transferred to Large Cap Fund solely in exchange for the issuance and delivery to Equity Income Fund of full and fractional shares of Large Cap Fund (“Merger Shares”) with an aggregate value equal to the value of Equity Income Fund’s assets net of liabilities and for the assumption by Large Cap Fund of all the liabilities of Equity Income Fund. All Merger Shares delivered to Equity Income Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Equity Income Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Equity Income Fund as a result of the merger?

Your shares of Equity Income Fund will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of Large Cap Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 24).

3.	Why has the Board of Equity Income Fund recommended that shareholders approve the merger?

DWS Investments advised the Board of Equity Income Fund that it believes the proposed merger is in the best interest of the Fund for several reasons. DWS Investments believes that the merger will result in lower management fees, lower operational expenses through economies of scale and a combined fund with a better performance record than Equity Income Fund currently has, which may subsequently lead to additional sales and additional economies of scale. In addition, the proposed merger is consistent with ongoing efforts by DWS Investments to consolidate overlapping fund products. Although many of the portfolio holdings are different (as discussed on p.5), the investment strategy that Equity Income Fund currently employs is similar to the current investment strategy of Large Cap Fund. In determining to recommend that shareholders of Equity Income Fund approve the merger, the Board considered, among others, the following factors:

•	Similarities and differences between Equity Income Fund’s and Large Cap Fund’s investment strategies.

•	The effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Equity Income Fund.

3

•	The estimated total operating expense ratio of each class of the combined fund is expected to be lower than the current operating expense ratio of each corresponding class of Equity Income Fund.

The Board has concluded that: (1) the merger is in the best interest of Equity Income Fund and (2) the interests of the existing shareholders of Equity Income Fund will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 22) effecting the merger. For a complete discussion of the Board’s considerations please see “Information About the Proposed Merger—Background and Board’s Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

While not identical, the two Funds have similar investment objectives and techniques. The Equity Income Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The Fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor’s 500 Composite Stock Index (“S&P 500”). Under normal circumstances, the Fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the Fund’s assets in dividend-paying equity securities, the Fund seeks to help investors take advantage of temporarily lower federal tax rates with respect to a portion of the dividend income generated by the Fund. The Fund is not, however, managed for tax efficiency. The Fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the Fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities. The Fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. Debt securities in which the Fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The Fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the Fund may invest in affiliated mutual funds. The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the Fund may use futures, options and covered call options. The Fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. The Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions

Large Cap Fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, Large Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2008, the Russell 1000 Value Index had a median market capitalization of $2.79 billion) and that the portfolio

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manager believes are undervalued. Although the Fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors, and may invest more than 25% of total assets in a single sector. The Fund may invest up to 20% of total assets in foreign securities. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Although it is not a principal investment strategy for the Fund, Large Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. In particular, the Fund may use futures, currency options and forward currency transactions. In addition, the Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

While the investment objectives, policies, restrictions and strategies of Equity Income Fund and Large Cap Fund are similar, each Fund’s current implementation of its investment objectives, policies, restrictions and strategies differ. Therefore, if the merger is approved by shareholders of Equity Income Fund, DWS Investments has estimated that approximately 60% of the portfolio of Equity Income Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Large Cap Fund’s current implementation of its investment objectives, policies, restrictions and strategies.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of November 30, 2008, and DWS Investments’ estimation of the portfolio composition of Large Cap Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Equity Income Fund	Large Cap Fund	Large Cap Fund— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	6%	4%	4%
Consumer Staples	9%	10%	10%
Energy	14%	20%	20%
Financials	26%	15%	15%
Health Care	13%	15%	15%
Industrials	6%	8%	8%
Information Technology	7%	6%	6%
Materials	3%	4%	4%
Telecommunication Services	11%	6%	6%
Utilities	5%	12%	12%

Total	100%	100%	100%

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(1)

Reflects DWS Investments’ estimation of the portfolio composition of Large Cap Fund subsequent to the merger, taking into account that prior to the merger a portion of Equity Income Fund’s portfolio will be liquidated and the proceeds will be used to acquire securities consistent with the current implementation of the investment objectives, policies, restrictions and strategies of Large Cap Fund. There can be no assurance as to actual portfolio composition of Large Cap Fund subsequent to the merger.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each Fund incurred during its most recent fiscal year and the pro forma estimated expense ratios of Large Cap Fund assuming consummation of the merger as of November 30, 2008.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B	Class C	Class S	Inst Class
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Equity Income Fund	5.75	%(1)	None	None	None	None
Large Cap Fund	5.75	%(1)	None	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Equity Income Fund	None	(2)	4.00%	1.00%	None	None
Large Cap Fund	None	(2)	4.00%	1.00%	None	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Equity Income Fund	2.00%		2.00%	2.00%	2.00%	2.00%
Large Cap Fund	2.00%		2.00%	2.00%	2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3)	This fee is charged on all applicable redemptions or exchanges.

As shown below, the pro forma combined expense ratios of Large Cap Fund are lower than Equity Income Fund’s expense ratios for all share classes. However, there can be no assurance that the merger will result in expense savings.

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Annual Fund Operating Expenses(1)

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses(2)		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Equity Income Fund
Class A	0.67%	0.23%	0.43%		1.33%	0.08	%(3)	1.25%
Class B	0.67%	0.97%	0.48%		2.12%	0.12	%(3)	2.00%
Class C	0.67%	0.98%	0.42%		2.07%	0.07	%(3)	2.00%
Class S	0.67%	None	0.52%		1.19%	0.19	%(3)	1.00%
Institutional Class	0.67%	None	0.36%		1.03%	—		1.03%
Large Cap Fund
Class A	0.42%	0.24%	0.35%		1.01%	—		1.01%
Class B	0.42%	1.00%	0.42%		1.84%	—		1.84%
Class C	0.42%	1.00%	0.34%		1.76%	—		1.76%
Class S	0.42%	None	0.27%		0.69%	—		0.69%
Institutional Class	0.42%	None	0.15%		0.57%	—		0.57%
Large Cap Fund
(Pro forma combined)(4)
Class A	0.42%	0.24%	0.34	%(5)	1.00%	—		1.00%
Class B	0.42%	1.00%	0.38	%(5)	1.80%	—		1.80%
Class C	0.42%	1.00%	0.30	%(5)	1.72%	—		1.72%
Class S	0.42%	None	0.27	%(5)	0.69%	—		0.69%
Institutional Class	0.42%	None	0.15	%(5)	0.57%	—		0.57%

(1)

The Annual Fund Operating Expenses table is presented as of each Fund’s fiscal year end (July 31, 2008 for Equity Income Fund and November 30, 2008 for Large Cap Fund). The pro forma combined figures assume the consummation of the merger on November 30, 2008 and reflect average net asset levels for both Equity Income Fund and Large Cap Fund for the 12-month period ended November 30, 2008. It is important for you to understand that a decline in the Fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Fund’s expense ratios for the Fund’s current fiscal year to be higher than the expense information presented.

(2)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(3)

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.25%, 2.00%, 2.00% and 1.00% for Class A, B C and S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(4)	Pro forma expenses do not include the expenses expected to be borne by Equity Income Fund in connection with the merger. See page 25 for additional information on these fees.
(5)	Other expenses are estimated, accounting for the effect of the merger.

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Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples reflect one year of capped expenses for Class A, B, C and S shares of Equity Income Fund. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Equity Income Fund
Assuming you sold your shares at the end of each period.
Class A	$695	$965	$1,255	$2,078
Class B(1)	$603	$952	$1,328	$2,056
Class C	$303	$642	$1,107	$2,394
Class S	$102	$359	$636	$1,426
Institutional Class	$105	$328	$569	$1,259
Assuming you kept your shares.
Class A	$695	$965	$1,255	$2,078
Class B(1)	$203	$652	$1,128	$2,056
Class C	$203	$642	$1,107	$2,394
Class S	$102	$359	$636	$1,426
Institutional Class	$105	$328	$569	$1,259
Large Cap Fund
Assuming you sold your shares at the end of each period.
Class A	$672	$878	$1,101	$1,740
Class B(1)	$587	$879	$1,196	$1,741
Class C	$279	$554	$954	$2,073
Class S	$70	$221	$384	$859
Institutional Class	$58	$183	$318	$714
Assuming you kept your shares.
Class A	$672	$878	$1,101	$1,740
Class B(1)	$187	$579	$996	$1,741
Class C	$179	$554	$954	$2,073
Class S	$70	$221	$384	$859
Institutional Class	$58	$183	$318	$714
Large Cap Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$671	$875	$1,096	$1,729
Class B(1)	$583	$866	$1,175	$1,712
Class C	$275	$542	$933	$2,030
Class S	$70	$221	$384	$859
Institutional Class	$58	$183	$318	$714
Assuming you kept your shares.
Class A	$671	$875	$1,096	$1,729
Class B(1)	$183	$566	$975	$1,712
Class C	$175	$542	$933	$2,030
Class S	$70	$221	$384	$859
Institutional Class	$58	$183	$318	$714

(1)	Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

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The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of November 30, 2008, Large Cap Fund and Equity Income Fund had net assets of $1.3 billion and $54 million, respectively.

The fee schedule for each Fund is as follows:

Large Cap Fund (Pre- and Post Merger)		Equity Income Fund
First $1.5 billion	0.425%	First $250 million	0.665%
Next $500 million	0.400%	Next $750 million	0.635%
Next $1 billion	0.375%	Next $1.5 billion	0.615%
Next $1 billion	0.350%	Next $2.5 billion	0.595%
Next $1 billion	0.325%	Next $2.5 billion	0.565%
Thereafter	0.300%	Next $2.5 billion	0.555%
		Next $2.5 billion	0.545%
		Thereafter	0.535%

6.	How do the Funds’ management fees and expenses compare when measured over the same period?

Like most mutual funds, Equity Income Fund was affected by the historic market events that occurred during 2008. The significant decline in the market value of most stocks and bonds reduced the value of the Fund’s total net assets. The Fund’s total net assets were further reduced by shareholder redemptions. The decrease in total net assets of the Fund affected its expense ratios. The Annual Fund Operating Expenses table above reflects each Fund’s expense ratios as of its most recent fiscal year end (July 31, 2008 for Equity Income Fund and November 30, 2008 for Large Cap Fund). As a result, the fee table above reflects expenses measured over different time periods. DWS Investments believes that a comparison of expenses over the same time period provides a more relevant comparison of the expenses of each Fund. As a result, in developing its proposal to merge Equity Income Fund and Large Cap Fund, DWS Investments analyzed how the Funds’ expense ratios compared when measured over the same time period. The table below shows the unaudited estimated expenses for Equity Income Fund for the 12-month period ended November 30, 2008 (the same period as shown for Large Cap Fund in the table in Question 5 above), based on Equity Income Fund’s average net assets for that period. As of July 31, 2008, Equity Income Fund had $85,553,667 in total net assets and as of November 30, 2008, the Fund had $54,107,638 in total net assets.

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses(1)	Total Annual Fund Operating Expenses(2)	Less Expense Waiver/ Reimburse- ments		Net Annual Fund Operating Expenses
Equity Income Fund
Class A	0.67%	0.25%	0.49%	1.41%	0.16	%(3)	1.25%
Class B	0.67%	1.00%	0.52%	2.19%	0.19	%(3)	2.00%
Class C	0.67%	1.00%	0.47%	2.14%	0.14	%(3)	2.00%
Class S	0.67%	None	0.59%	1.26%	0.26	%(3)	1.00%
Institutional Class	0.67%	None	0.43%	1.10%	0.00%		1.10%

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(1)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(2)	Total Annual Fund Operating Expenses have been estimated to reflect average net asset levels for the twelve month period ended November 30, 2008.
(3)

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s total operating expenses at 1.25%, 2.00%, 2.00% and 1.00% for Class A, B C and S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

7.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Equity Income Fund or its shareholders as a direct result of the merger. As a result of the merger, however, Equity Income Fund and its shareholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In connection with the merger, a portion of the portfolio assets of Equity Income Fund will be sold and reinvested prior to the merger, which will affect the amount and timing of taxable distributions to Equity Income Fund shareholders. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

8.	Will my dividends be affected by the merger?

You will continue to receive dividends, if any, quarterly. The policy of both Large Cap Fund and Equity Income Fund is to distribute dividends, if any, quarterly.

9.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

10.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Equity Income Fund.

11.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate value of the shares of Large Cap Fund you receive will equal the aggregate value of the shares of Equity Income Fund that you hold at the Valuation Time (as defined on page 24). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

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12.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Equity Income Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trustees believe that the proposed merger is in the best interest of Equity Income Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Large Cap Fund, and how do they compare with those of Equity Income Fund?

Objectives and Strategies.    Large Cap Fund seeks long-term capital appreciation with current income as a secondary objective. Equity Income Fund seeks high income consistent with preservation of capital, with long-term growth of capital as a secondary objective. Under normal circumstances, Large Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2008, the Russell 1000 Value Index had a median market capitalization of $2.79 billion) and that the portfolio manager believes are undervalued. The Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although Large Cap Fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors, and may invest more than 25% of total assets in a single sector. The Fund may invest up to 20% of total assets in foreign securities. The Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In contrast, the Equity Income Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The Fund attempts to provide a yield that exceeds the composite yield on the securities comprising the S&P 500. Under normal circumstances, the Fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the Fund’s assets in dividend-paying equity securities, the Fund seeks to help investors take advantage of temporarily lower federal tax rates with respect to a portion of the dividend income generated by the Fund. The Fund is not, however, managed for tax efficiency. The Fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the Fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities. Debt securities in which the Fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The Fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the Fund may invest in affiliated mutual funds.

The Funds use similar investment processes. Each Fund’s investment process is as follows: the portfolio manager screens for stocks whose price-to-earnings ratios are below the average for the S&P 500. The portfolio manager then compares a company’s

11

stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The portfolio manager assembles the Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The portfolio manager of Large Cap Fund will normally sell a stock when he believes the stock’s price is unlikely to go higher, its fundamental factors have changed, other investment offer better opportunities or in the course of adjusting the Fund’s emphasis on a given industry. The portfolio manager of Equity Income Fund will normally sell a stock when he believes that the income or growth potential of the security has changed, a predetermined price target has been achieved, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

Other Investments.    Each Fund is also permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. In particular, Large Cap Fund may use futures, currency options and forward currency transactions and Equity Income Fund may use futures, options and covered call options. Each Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change its investment objectives for the Fund it oversees without seeking shareholder approval. Either Board will provide shareholders with at least 60 days notice prior to making any changes to a Fund’s 80% investment policy.

As a temporary defensive measure, each of Large Cap Fund and Equity Income Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objectives. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

Large Cap Fund and Equity Income Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

With respect to Equity Income Fund’s investments in dividend paying equities, it is likely that a portion of Fund distributions may be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the Fund and its shareholders. In addition, a part of the Fund’s dividend income from dividend-paying equity securities may not be treated as qualified dividend income.

DWS Investments believes that Large Cap Fund should provide a comparable investment opportunity for shareholders of Equity Income Fund.

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Primary Risks.    As with any investment, you may lose money by investing in Large Cap Fund. Certain risks associated with an investment in Large Cap Fund are summarized below. Subject to certain exceptions, the risks of an investment in Large Cap Fund are similar to the risks of an investment in Equity Income Fund. More detailed descriptions of the risks associated with an investment in Large Cap Fund can be found in the Large Cap Fund prospectus and SAI.

The value of your investment in Large Cap Fund will change with changes in the values of the investments held by Large Cap Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Large Cap Fund’s investments as a whole. Large Cap Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, the most important factor affecting Large Cap Fund is how the stock market performs (to the extent Large Cap Fund invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Large Cap Fund makes and Large Cap Fund may not be able to get attractive prices for them. An investment in Equity Income Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in a Fund’s portfolio may decline in value.

Value Investing Risk.    At times, “value” investing may perform better than or worse than other investment styles and the overall market. If the portfolio manager overestimates the value or return potential of one or more common stocks, Large Cap Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Equity Income Fund is also subject to this risk.

Industry Risk.    While Large Cap Fund does not concentrate in any industry, to the extent that Large Cap Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Equity Income Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Large Cap Fund that occurs during the term of the loan would be borne by Large Cap Fund and would adversely affect Large Cap Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Large Cap Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Equity Income Fund is also subject to this risk.

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Other factors that could affect the performance of Large Cap Fund include:

•	the portfolio manager could be wrong in his analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

In addition to the primary risks of Large Cap Fund, Equity Income Fund is also subject to interest rate risk, credit risk and foreign investment risk.

Secondary Risks

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Large Cap Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose Large Cap Fund to the effects of leverage, which could increase Large Cap Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Large Cap Fund. The use of derivatives by Large Cap Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Equity Income Fund is also subject to this risk.

Pricing Risk.    At times, market conditions may make it difficult to value some investments, and Large Cap Fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment’s sale. If Large Cap Fund has valued its securities too highly, you may pay too much for its shares when you buy into Large Cap Fund. If Large Cap Fund has underestimated the price of its securities, you may not receive the full market value when you sell your Large Cap Fund shares. An investment in Equity Income Fund is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons.

Performance Information.

The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class A only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

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Calendar Year Total Returns (%)

Large Cap Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 18.70 Q2 2003	Worst Quarter: -21.83 Q4 2008

Equity Income Fund – Class A Shares

For the periods included in the bar chart:

Best Quarter: 8.11% Q4 2004	Worst Quarter: -21.86% Q4 2008

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Average Annual Total Returns

(for period ended December 31, 2008)

	Past 1 year	Past 5 years	Past 10 Years	Since Inception (Class S)(2)		Since Inception (Institutional Class)(3)
Large Cap Fund
Class A
Return before Taxes	-39.35%	-2.58%	0.32%	—		—
Return after Taxes on Distributions	-39.64	-3.92	-0.91	—		—
Return after Taxes on Distributions and Sale of Fund Shares(1)	-24.98	-1.88	0.12	—		—
Class B (Return before Taxes)	-38.10	-2.38	0.07	—		—
Class C (Return before Taxes)	-36.16	-2.15	0.12	—		—
Class S (Return before Taxes)	-35.46	—	—	-3.14%		—
Institutional Class (Return before Taxes)	-35.37	-1.02	—	—		2.50%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.36	-4.69	(2)	0.71	(3)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-5.21	(2)	-3.45	(3)

(1)

Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(2)	Inception Date for Class S was December 12, 2004. Index returns began on December 31, 2004.
(3)	Inception date for the Institutional Class was June 1, 2000. Index returns began on May 31, 2000.

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

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	Past 1 year	Past 5 years	Since Inception(2)		Since Inception (Class S)(3)
Equity Income Fund
Class A
Return before Taxes	-41.79%	-3.65%	-1.26%
Return after Taxes on Distributions	-42.10	-4.85	-2.43
Return after Taxes on Distributions and Sale of Fund Shares(1)	-26.66	-3.05	-1.06
Class B (Return before Taxes)	-40.53	-3.44	-1.08
Class C (Return before Taxes)	-38.67	-3.26	-0.93
Class S (Return before Taxes)	-38.00	—	—		-4.92%
Institutional Class (Return before Taxes)	-38.05	-2.41	-0.05
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)	-36.85	-0.79	1.57	(2)	-3.83	(3)

(1)

Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

(2)	The Fund (Classes A, B, C and Institutional Class) commenced operations on August 29, 2003. Index returns began on August 31, 2003.
(3)	Inception of Class S was December 12, 2004. Index returns began on November 30, 2004.

Total return would have been lower had certain expenses not been reduced.

Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-728-3337 for Class S shares and 1-800-730-1313 for Institutional Class shares) or visit our Web site at www.dws-investments.com.

Return information assumes that fund shares were sold at the end of the period.

Return after Taxes on Distributions reflects taxes only on the fund’s distributions and not on a shareholder’s gain or loss from selling fund shares.

Return after Taxes on Distributions and Sale of Fund Shares reflects taxes on both the fund’s distributions and a shareholder’s gain or loss from selling fund shares.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

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DWS Investments is part of Deutsche Bank’s Asset Management division (“DeAM”), and, within the US represents the retail asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Large Cap Fund.    The subadvisor for Large Cap Fund is Deutsche Asset Management International GmbH (“DeAMI”), Mainzer Landstrasse 178-190, Frankfurt am Main, Germany. DeAMI renders investment advisory and management services to the Fund. DeAMI is an investment advisor registered with the SEC and currently manages assets in institutional accounts and investment companies. DeAMI is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMI out of the management fee it receives from the Fund.

While working with a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy, Large Cap Fund’s portfolio manager has authority over all aspects of Large Cap Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings. The following individual handles the day-to-day management of Large Cap Fund:

Thomas Schuessler, PhD, is the Portfolio Manager for Large Cap Fund. Dr. Schuessler is a Managing Director of DeAM. He joined DeAM in 2001 after five years at Deutsche Bank, and began managing the Large Cap Fund in 2007.

Large Cap Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

Equity Income Fund.    The investment portfolio for Equity Income Fund is managed by a team of investment professionals at DIMA who collaborate to develop and implement the Fund’s investment strategy. The following individual handles the day-to-day management of Equity Income Fund:

David F. Hone is Lead Portfolio Manager for Equity Income Fund. Mr. Hone is a Director of DeAM. He joined the investment team for Equity Income Fund in August 2003. He joined DeAM in 1996 after eight years of experience as an analyst at Chubb & Son.

Equity Income Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of his compensation structure and information regarding other accounts he manages.

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Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class B, Class C, Class S and Institutional Class shares of Large Cap Fund and Equity Income Fund, and acts as the agent of each Fund in the continuous offering of its shares. Large Cap Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Equity Income Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors and Officers.    The Directors overseeing Large Cap Fund, a series of DWS Value Series, Inc., are the same as the Trustees who oversee Equity Income Fund, a series DWS Value Equity Trust: Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of DWS Value Equity Trust.

Independent Registered Public Accounting Firm (“Auditor”).    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Large Cap Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110 serves as Equity Income Fund’s independent registered public accounting firm, audits the financial statements of the Fund and provides other audit, tax and related services to the Fund.

Charter Documents.

DWS Value Series, Inc.    Large Cap Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by Large Cap Fund.

Shares.    The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of Large Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in Large Cap Fund’s prospectus. Each share has

19

equal rights with each other share of the same class of the Large Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate Large Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Director Liability.    The Corporation’s Articles of Amendment and Restatement, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws, as amended, provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws, as amended, protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.    Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Equity Income Fund.    Equity Income Fund is a series of DWS Value Equity Trust (the “Trust”), formerly Scudder Equity Trust and formerly Value Equity Trust, a registered open-end management investment company organized as a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated June 27, 2006 (the “Declaration of Trust”). The Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class S and Institutional Class.

Shares.    The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of Equity Income Fund

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into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in Equity Income Fund’s prospectuses. Each share has equal rights with each other share of the same class of Equity Income Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate Equity Income Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    Equity Income Fund is generally not required to hold meetings of its shareholders. Under the Trust’s Declaration of Trust, however, shareholders have the power to vote for the following under certain circumstances: (a) the election or removal of trustees; (b) the termination of the Trust or a series; (c) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust; (d) such additional matters relating to the Trust as may be required by law; and (e) such additional matters as the Trustees may determine to be necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of Equity Income Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Equity Income Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Equity Income Fund’s Trustees or officers. Moreover, the Declaration of Trust provides for indemnification out of Equity Income Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of Equity Income Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and Equity Income Fund itself is unable to meet its obligations.

Election and Term of Trustees.    Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares of the Trust, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares of the Trust, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Large Cap Fund and Equity Income Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

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IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Equity Income Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of Equity Income Fund, a series of the Trust, and the Corporation, on behalf of Large Cap Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Equity Income Fund to Large Cap Fund in exchange for the assumption by Large Cap Fund of all the liabilities of Equity Income Fund and for the issuance and delivery of Merger Shares to Equity Income Fund equal in aggregate value to the net value of the assets transferred to Large Cap Fund.

After receipt of the Merger Shares, Equity Income Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Equity Income Fund, and the legal existence of Equity Income Fund will be terminated. Each shareholder of Equity Income Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in aggregate value as of the Valuation Time (as defined on page 24) to the aggregate value of, the shareholder’s Equity Income Fund shares.

Prior to the date of the merger, Equity Income Fund will sell all investments that are not consistent with the current implementation of the investment objectives, policies, restrictions and investment strategies of Large Cap Fund, and make such other changes to reposition the investment portfolio in preparation for the merger. The Equity Income Fund will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. DIMA anticipates selling approximately 60% of Equity Income Fund’s investments in anticipation of the merger. The sale of such investments may increase the taxable distribution to shareholders of Equity Income Fund occurring prior to the merger above that which they would have received absent the merger. Equity Income Fund does not expect to distribute any capital gains as of the Exchange Date (as defined on page 24). As of November 30, 2008, Equity Income Fund had approximately $12 million in capital losses.

The Trustees of Equity Income Fund have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Equity Income Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of Equity Income Fund and the Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

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Background and Board’s Considerations Relating to the Proposed Merger.    DWS Investments proposed the merger to the Board of Equity Income Fund in September 2008. DWS Investments advised the Board that a merger of Equity Income Fund into Large Cap Fund would provide shareholders with the opportunity to invest in a larger fund with lower management fees, a lower total operating expense ratio and a similar investment approach to that employed by Equity Income Fund.

The Trustees conducted a thorough review of the potential implications of the merger on Equity Income Fund and its shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On November 21, 2008, the Trustees of Equity Income Fund, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), approved the terms of the proposed merger of Equity Income Fund into Large Cap Fund. The Trustees have also unanimously determined to recommend that the merger be approved by Equity Income Fund’s shareholders.

In determining to recommend that the shareholders of Equity Income Fund approve the merger, the Trustees considered, among other factors:

•

Similarities and differences between Equity Income Fund’s and Large Cap Fund’s investment objectives, policies and restrictions, and that the merger would permit the shareholders of Equity Income Fund to pursue similar investment goals in a significantly larger fund;

•

The investment advisory fee schedules for Equity Income Fund and Large Cap Fund, and, in particular, that the effective advisory fees paid by the combined fund will be lower at all asset levels as compared to the advisory fees paid by Equity Income Fund;

•

The operating expense ratios of Equity Income Fund and Large Cap Fund, including a comparison between the expenses of Equity Income Fund and the estimated total operating expense ratios of the combined fund, and, in particular, noted that the total operating expense ratios of Class A, Class B, Class C, Class S and Institutional Class shares of the combined fund are expected to be lower than the total operating expenses ratios of the corresponding classes of Equity Income Fund;

•

DWS Investments’ commitment to cap expenses to be incurred by Equity Income Fund in connection with the merger. More specifically, DIMA has agreed to bear expenses incurred by Equity Income Fund in connection with the merger to the extent that such expenses exceed the expected cost savings to be realized by Equity Income Fund during the one-year period following the merger. (See “Agreement and Plan of Reorganization” below for further information regarding this cap.);

•	The merger would not result in the dilution of the interests of Equity Income Fund shareholders and that the terms and conditions of the Agreement were fair and reasonable;

•	Services available to shareholders of Equity Income Fund and Large Cap Fund are substantially similar on a class-level basis;

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•	The investment performance of Equity Income Fund and Large Cap Fund;

•	Prospects for the combined fund to attract additional assets;

•	The federal income tax consequences of the merger on Equity Income Fund and its shareholders; and

•	To the extent applicable in connection with the foregoing, then-current market conditions.

Based on all of the foregoing, the Trustees concluded that Equity Income Fund’s participation in the merger would be in the best interest of Equity Income Fund and would not dilute the interests of Equity Income Fund’s existing shareholders. The Board of Trustees of Equity Income Fund, including all of the Independent Trustees, unanimously recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Large Cap Fund will acquire all of the assets of Equity Income Fund solely in exchange for the assumption by Large Cap Fund of all the liabilities of Equity Income Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 17, 2009, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Equity Income Fund will transfer all of its assets to Large Cap Fund, and in exchange, Large Cap Fund will assume all the liabilities of Equity Income Fund and deliver to Equity Income Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Equity Income Fund attributable to shares of the corresponding class of Equity Income Fund, less the value of the liabilities of Equity Income Fund assumed by Large Cap Fund attributable to shares of such class of Equity Income Fund. Immediately following the transfer of assets on the Exchange Date, Equity Income Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Equity Income Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Equity Income Fund. As a result of the proposed transaction, each shareholder of Equity Income Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Equity Income Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Large Cap Fund in the name of such Equity Income Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of Equity Income Fund and the Directors of the Corporation have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of Equity Income Fund and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

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The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Large Cap Fund and Equity Income Fund, (ii) by either party if the merger shall not be consummated by June 20, 2009 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

DWS Investments has represented that it expects approximately 60% of Equity Income Fund’s holdings will be liquidated prior to the merger and the proceeds reinvested in other securities so that at the time of the merger, Equity Income Fund’s portfolio will conform more closely to Large Cap Fund’s current implementation of its investment objectives, policies, restrictions and strategies. DWS Investments has estimated that transaction costs in connection with the repositioning of Equity Income Fund’s portfolio will be approximately $71,000 (“Pre-Merger Transaction Costs”), which is expected to be less than $0.01 per share. Equity Income Fund will bear the Pre-Merger Transaction Costs, subject to the cap described below.

The Pre-Merger Transaction Costs and all other fees and expenses, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Equity Income Fund, subject to the cap described below. The one time merger costs are expected to be approximately $130,000, which includes the cost of proxy solicitation. DIMA has agreed to pay the one time merger costs, including the cost of solicitation, and the Pre-Merger Transaction Costs, to the extent these costs exceed the estimated total one-year economic benefit expected to be realized by Equity Income Fund through the proposed merger, as calculated immediately prior to the merger. As of October 24, 2008 the estimated one-year benefit to Equity Income Fund is $52,600. Final estimates will be calculated immediately prior to the merger. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares.    Merger Shares will be issued to Equity Income Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class S and Institutional Class shares of Large Cap Fund.

Equity Income Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Equity Income Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Equity Income Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Large Cap Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from

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Willkie Farr & Gallagher LLP, special tax counsel (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

The acquisition by Large Cap Fund of all of the assets of Equity Income Fund solely in exchange for Merger Shares and the assumption by Large Cap Fund of all of the liabilities of Equity Income Fund, followed by the distribution by Equity Income Fund to its shareholders of Merger Shares in complete liquidation of Equity Income Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Equity Income Fund and Large Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Under Section 361 of the Code, Equity Income Fund will not recognize gain or loss upon the transfer of its assets to Large Cap Fund in exchange for Merger Shares and the assumption of Equity Income Fund’s liabilities by Large Cap Fund, and Equity Income Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Equity Income Fund.

Under Section 354 of the Code, shareholders of Equity Income Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Equity Income Fund shares.

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Equity Income Fund will be the same as the aggregate basis of Equity Income Fund shares exchanged therefor.

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Equity Income Fund shareholder will include the holding period of the Equity Income Fund shares exchanged therefor, provided that the Equity Income Fund shareholder held the Equity Income Fund shares at the time of the reorganization as a capital asset.

Under Section 1032 of the Code, Large Cap Fund will not recognize gain or loss upon the receipt of the assets of Equity Income Fund in exchange for Merger Shares and the assumption by Large Cap Fund of all the liabilities of Equity Income Fund.

Under Section 362(b) of the Code, the basis of the assets of Equity Income Fund transferred to Large Cap Fund in the reorganization will be the same in the hands of Large Cap Fund as the basis of such assets in the hands of Equity Income Fund immediately prior to the transfer.

Under Section 1223(2) of the Code, the holding periods of the assets of Equity Income Fund transferred to Large Cap Fund in the reorganization in the hands of Large Cap Fund will include the periods during which such assets were held by Equity Income Fund.

DWS Investment currently estimates that approximately 60% of the portfolio assets of Equity Income Fund will be sold in connection with the merger. The actual tax effect of such sales will depend on the holding periods of such assets and the difference

26

between the price at which such portfolio assets are sold and Equity Income Fund’s basis in such assets. Any net capital gains recognized in these sales, will be distributed to Equity Income Fund’s shareholders as capital gain dividends. Any net short term capital gains (in excess of any net long term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders. Because the merger will end the tax year of Equity Income Fund, it will accelerate distributions to shareholders from Equity Income Fund for its short tax year ending on the date of the merger.

Prior to the merger, Equity Income Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the merger. This tax year-end distribution will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger. At any time prior to the merger, a shareholder may redeem shares of Equity Income Fund. This would likely result in the recognition of gain or loss to the shareholders for federal income tax purposes if the shareholders holds shares in a taxable account.

After the merger, the availability of Equity Income Fund’s pre-merger capital losses to offset or defer recognition of capital gains for the benefit of Equity Income Fund shareholders may be reduced. This will be true if Equity Income Fund has more substantial realized losses at the time of the merger than Large Cap Fund. In that case, Equity Income Fund’s losses will be spread over the larger asset base of the combined fund, causing a decrease for Equity Income Fund shareholders in the amount of losses available to offset future gains, such that the benefit of those losses to Equity Income Fund shareholders may be reduced relative to what the benefit would have been had the merger not occurred.

In addition, the shareholders of Equity Income Fund will in each case receive a proportionate share of any taxable gains realized by Large Cap Fund but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by Large Cap Fund. As a result, shareholders of Equity Income Fund will receive a greater amount of taxable distributions than they would have had the merger not occurred.

Also, the combined fund’s ability to use Equity Income Fund’s or Large Cap Fund’s pre-merger capital losses may be limited under certain tax rules applicable to mergers of this type. Therefore, in certain circumstances, former shareholders of a Fund may pay taxes sooner, or pay more taxes, then they would have had the merger not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the merger and the amount of unrealized capital gains in the Funds at the time of the merger.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

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The portfolio turnover rate for Large Cap Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended November 30, 2008 was 104%. The portfolio turnover rate for Equity Income Fund for the year ended July 31, 2008 was 58%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Large Cap Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, quarterly. Equity Income Fund’s current policy is to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) quarterly and distribute net realized capital gains, after utilization of capital loss carryforwards, if any, in December. Additional distributions may be made at other times if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Equity Income Fund’s shareholders, Equity Income Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, increases in the Funds’ portfolio turnover rates, net investment income and net realized capital gains, and a potential decrease in capital losses available to offset future gains may result in future taxable distributions to shareholders arising indirectly from the merger.

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Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of November 30, 2008, and of Large Cap Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Large Cap Fund	Equity Income Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A	$290,076,526	$26,404,688	(63,441)	$316,417,773
Class B	$16,780,545	$9,855,526	(23,679)	$26,612,392
Class C	$22,541,588	$14,853,095	(35,686)	$37,358,997
Class S	$907,251,322	$2,565,239	(6,163)	$909,810,398
Institutional Shares	$52,093,708	$429,090	(1,031)	$52,521,767
Total Net assets	$1,288,743,689	$54,107,638	(130,000)	$1,342,721,327
Shares outstanding
Class A	22,161,887	3,601,278	(1,588,960)	24,174,205
Class B	1,280,443	1,343,819	(593,296)	2,030,966
Class C	1,720,884	2,026,937	(895,837)	2,851,984
Class S	69,310,964	348,710	(153,211)	69,506,463
Institutional Shares	3,971,856	58,254	(25,628)	4,004,482
Net Asset Value per share
Class A	$13.09	$7.33	—	$13.09
Class B	13.11	7.33	—	13.10
Class C	13.10	7.33	—	13.10
Class S	13.09	7.36	—	13.09
Institutional Class	13.12	7.37	—	13.12

(1)

Assumes the merger had been consummated on November 30, 2008, and is for information purposes only. No assurance can be given as to how many shares of Large Cap Fund will be received by the shareholders of Equity Income Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Large Cap Fund that actually will be received on or after such date.

(2)	Pro Forma adjustments include estimated one time merger costs of $130,000, which are to be borne by Equity Income Fund, subject to the limitation described on page 25.

The Trustees of Equity Income Fund, a majority of whom are Independent Trustees, unanimously recommend approval of the merger.

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V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Equity Income Fund into Large Cap Fund and the solicitation of proxies by and on behalf of the Trustees of Equity Income Fund for use at the Special Meeting of Equity Income Fund Shareholders (the “Meeting”). The Meeting is to be held on March 27, 2009 at 3:00 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about February     , 2009.

As of January 28, 2009, Equity Income Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	3,501,496.10
Class B	1,292,385.18
Class C	1,961,727.23
Class S	358,248.24
Institutional Class	33,085.07

Only shareholders of record on January 28, 2009 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of Equity Income Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Equity Income Fund’s shareholders by the Trustees of Equity Income Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Equity Income Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Equity Income Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Equity Income Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Equity Income Fund, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Equity Income Fund at the close of business on January 28, 2009 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least thirty (30%) percent of the shares of Equity Income Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

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Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Equity Income Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of January 28, 2009, the officers and Trustees of Equity Income Fund as a group beneficially owned less than 1% of the outstanding shares of Equity Income Fund and the officers and Directors of the Corporation as a group beneficially owned less than 1% of the outstanding shares of Large Cap Fund. To the best of the knowledge of Equity Income Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Equity Income Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	Citigroup Global Markets Inc. Attn Peter Booth 7th Fl New York, NY 10001-2402	12.89%

A	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration 9H6S9 Jacksonville, FL 32246-6484	5.62%

B	Citigroup Global Markets Inc Attn Peter Booth 7th Fl New York, NY 10001-2402	12.89%

B	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration Jacksonville, FL 32246-6484	6.26%

C	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration Jacksonville, FL 32246-6484	12.51%

C	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	6.19%

S	DWS Trust Company Cust For The Ira Rollover Of Glen L Lasley Edwards, CA 93523-3430	6.34%

S	Stanley H Peavy, Jr. Graham, TX 76450-3016	5.50%

Inst.	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations San Diego, CA 92150-9046	95.50%

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To the best of the knowledge of Large Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Large Cap Fund as of January 28, 2009:

Class	Shareholder Name and Address	Percentage Owned
A	Jennifer Ferrari TTEE State Street Bank And Trust ADP 401K Daily Valuation Prod A Roseland, NJ 07068-1739	14.23%

A	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	7.81%

B	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Adm Jacksonville, FL 32246-6484	6.82%

B	Wells Fargo Investments LLC FBO Customer Accounts Attn Mutual Fund Operations Minneapolis, MN 55402-2323	6.24%

B	Morgan Stanley & Co. Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.23%

C	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Administration Jacksonville, FL 32246-6484	13.98%

S	Merrill Lynch Pierce Fenner & Smith For The Sole Benefit Of Its Customers Attn Service Team Jacksonville, FL 32246-6484	9.65%

Inst.	State Street Bank & Trust Co Cust FBO DWS Lifecompass 2020 Fund Quincy, MA 02171-2105	36.48%

Inst.	State Street Bank & Trust Co Cust FBO DWS Lifecompass 2015 Fund Quincy, MA 02171-2105	23.67%

Inst.	Wells Fargo Bank Na Fbo NMC Savings PL Minneapolis, MN 55480-1533	11.80%

Inst.	State Street Bank & Trust Co Cust FBO DWS Lifecompass 2030 Fund Quincy, MA 02171-2105	6.19%

Inst.	State Street Bank & Trust Co Cust FBO DWS Lifecompass Retirement Fund Quincy, MA 02171-2105	5.83%

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Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Equity Income Fund, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $14,790. As the Meeting date approaches, certain shareholders of Equity Income Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Equity Income Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-774-4940. Any proxy given by a shareholder is revocable until voted at the Meeting.

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Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Equity Income Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Equity Income Fund (subject to the cap described above).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Equity Income Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at or to receive notice of the Meeting.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2009, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS Large Cap Value Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Equity Income Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a series of DWS Value Equity Trust, a Massachusetts business trust (the “Acquired Trust”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation and the Acquired Trust is 345 Park Avenue, New York, New York 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class S and Institutional Class voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C, Class S and Institutional Class shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C, Class S and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C, Class S and Institutional Class shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4 On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C, Class S and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C, Class S and Institutional Class Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class S and Institutional Class shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statements of additional information for Class A, Class B, Class C, Class S and Institutional Class shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  Valuation

2.1  The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectuses or statements of additional information for Class A, Class B, Class C, Class S and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C, Class S and Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B, Class C, Class S and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Class S and Institutional Class shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.  Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be April 20, 2009 or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Investments Service Company (“DWS ISC”), as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class S and Institutional Class Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquiring Corporation or Board of Trustees of the Acquired Trust, as applicable (each a “Board”) of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C, Class S and Institutional Class shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s trustees.

4.  Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is duly designated as a separate series of the Acquired Trust in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust, as amended. Each of the Acquired Trust and Acquired Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)   The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust, on behalf of the Acquired Fund, will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust or By-Laws (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund) and not subject to preemptive or dissenter’s rights and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS ISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and

(ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2008, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statements of additional information of the Acquiring Fund with respect to Class A, Class B, Class C, Class S and Institutional Class shares conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class B, Class C, Class S and Institutional Class shares, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than May 1, 2009.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Trust, the Acquired Fund, the Acquiring Corporation nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Trust, the Acquired Fund, the Acquiring Corporation and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the Acquiring Fund’s current implementation of its investment objectives, policies, restrictions and strategies, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objectives, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s current implementation of its investment objectives, policies, restrictions and strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assists if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Corporation is a corporation validly existing and in good standing under the laws of Maryland;

(b)  the Acquiring Fund has the adequate power and authority to carry on its business as described in the Acquiring Corporation’s current registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms;

(d)  the execution and delivery of the Agreement by the Acquiring Corporation, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement or By-laws, as amended; and

(e)  to the knowledge of such counsel, and without any independent investigation, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

6.4  The Acquiring Corporation, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Trust, on behalf of the Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray, LLP in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and assuming that the Registration Statement complies with the 1933 Act, 1934 Act and 1940 Act, the Agreement constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting rights and remedies of creditors and to general equity principles, regardless of whether applied in proceedings in equity or at law;

(d)  the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund’s Declaration of Trust or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

7.5  The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust and By-Laws applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9. Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Fees and Expenses

10.1  The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein. Expenses will in any event be paid by the Fund directly incurring such expenses if and to the extent that the payment by the other Fund of such expenses would result in the disqualification of such Fund as a regulated investment company within the meaning of Section 851 of the Code.

10.2  Except as provided herein, the Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Fund pursuant to Section 5.15 prior to the date of the Reorganization (“Pre-Reorganization Transaction Costs”). DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including Pre-Reorganization Transaction Costs, to the extent that such expenses exceed the estimated total one-year benefit of the Reorganization to the Acquired Fund, as calculated immediately prior to the Closing.

11.  Entire Agreement

The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before June 20, 2009, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10154, with a copy to Ropes & Gray LLP, One

International Place, Boston, Massachusetts 02110, Attention: John Gerstmayr, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.  Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  It is expressly agreed that the obligations of the Acquired Trust and Acquiring Corporation hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Acquired Trust, Acquired Fund, Acquiring Corporation or the Acquiring Fund personally, but bind only the respective property of the Funds, as provided in the Acquired Trust’s Declaration of Trust and the Acquiring Corporation’s Articles of Amendment and Restatement, as amended. No series of the Acquiring Corporation other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Corporation hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Corporation hereunder. No series of the Acquired Trust other than the Acquired Fund shall be responsible for the obligations of the Acquired Trust hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Acquired Trust’s and Acquiring Corporation’s respective Board members and this Agreement has been signed by authorized officers of the Trust and Corporation, respectively, acting as such, and neither such authorization by the respective Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Trust’s Declaration of Trust and the Acquiring Corporation’s Articles of Amendment and Restatement, as amended.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of either the Acquired Trust or the Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VALUE SERIES, INC., on behalf of DWS Large Cap Value Fund

By:
Secretary	Its:

Attest:	DWS VALUE EQUITY TRUST, on behalf of DWS Equity Income Fund

By:
Secretary	Its:

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

By:
Its:

EXHIBIT B

FINANCIAL HIGHLIGHTS

DWS Large Cap Value Fund- Class A

	Years Ended November 30
	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.51	$24.40	$22.87		$22.15		$19.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.28	.38	[d]	.34		.30
Net realized and unrealized gain (loss)	(7.24)	2.34	2.63		.79		2.16
Total from investment operations	(6.98)	2.62	3.01		1.13		2.46
Less distributions from:
Net investment income	(.28)	(.36)	(.33)		(.41)		(.24)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.44)	(2.51)	(1.48)		(.41)		(.24)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.09	$24.51	$24.40		$22.87		$22.15
Total Return (%)[b]	(34.81)[c]	11.65 [c]	13.98	[d]	5.21	[c]	12.34 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	300	363		364		283
Ratio of expenses before expense reductions (%)	1.03	1.00	1.02		1.06		1.32
Ratio of expenses after expense reductions (%)	1.03	.99	1.02		1.05		1.21
Ratio of net investment income (loss) (%)	1.39	1.21	1.65	[d]	1.52		1.39
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*	Amount is less than $.005.

DWS Large Cap Value Fund- Class B

	Years Ended November 30
	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.54	$24.41	$22.88		$22.14		$19.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.09	.18	[d]	.14		.14
Net realized and unrealized gain (loss)	(7.27)	2.34	2.64		.82		2.15
Total from investment operations	(7.17)	2.43	2.82		.96		2.29
Less distributions from:
Net investment income	(.10)	(.15)	(.14)		(.22)		(.06)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.26)	(2.30)	(1.29)		(.22)		(.06)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.11	$24.54	$24.41		$22.88		$22.14
Total Return (%)[b]	(35.43)[c]	10.74 [c]	13.04	[d]	4.30	[c]	11.51 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	30	37		48		50
Ratio of expenses before expense reductions (%)	1.86	1.83	1.89		1.98		2.21
Ratio of expenses after expense reductions (%)	1.86	1.82	1.89		1.90		1.96
Ratio of net investment income (loss) (%)	.56	.38	.78	[d]	.67		.64
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Amount is less than $.005.

DWS Large Cap Value Fund- Class C

	Years Ended November 30
	2008	2007	2006		2005	2004
Selected Per Share Data
Net asset value, beginning of period	$24.52	$24.40	$22.86		$22.13	$19.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.11	.21	[d]	.17	.14
Net realized and unrealized gain (loss)	(7.25)	2.34	2.64		.79	2.15
Total from investment operations	(7.13)	2.45	2.85		.96	2.29
Less distributions from:
Net investment income	(.13)	(.18)	(.16)		(.23)	(.07)
Net realized gains	(4.16)	(2.15)	(1.15)		—	—
Total distributions	(4.29)	(2.33)	(1.31)		(.23)	(.07)
Redemption fees	.00 *	.00 *	.00	*	.00 *	—
Net asset value, end of period	$13.10	$24.52	$24.40		$22.86	$22.13
Total Return (%)[b]	(35.29)[c]	10.86 [c]	13.16	[d]	4.38	11.51 [c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	32	36		42	38
Ratio of expenses before expense reductions (%)	1.79	1.74	1.75		1.81	2.08
Ratio of expenses after expense reductions (%)	1.78	1.73	1.75		1.81	1.96
Ratio of net investment income (loss) (%)	.63	.47	.93	[d]	.76	.64
Portfolio turnover rate (%)	104	86	76		56	39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Amount is less than $.005.

DWS Large Cap Value Fund- Class S

	Years Ended November 30
	2008	2007	2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$24.52	$24.40	$22.88		$22.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.36	.45	[d]	.40
Net realized and unrealized gain (loss)	(7.24)	2.35	2.63		.55
Total from investment operations	(6.92)	2.71	3.08		.95
Less distributions from:
Net investment income	(.35)	(.44)	(.41)		(.28)
Net realized gains	(4.16)	(2.15)	(1.15)		—
Total distributions	(4.51)	(2.59)	(1.56)		(.28)
Redemption fees	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$13.09	$24.52	$24.40		$22.88
Total Return (%)	(34.61)[c]	12.06 [c]	14.33	[d]	4.33	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	907	1,394	1,438		1,483
Ratio of expenses before expense reductions (%)	.72	.67	.71		.68	*
Ratio of expenses after expense reductions (%)	.71	.66	.71		.68	*
Ratio of net investment income (loss) (%)	1.70	1.54	1.96	[d]	1.89	*
Portfolio turnover rate (%)	104	86	.76		56

[a]	For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

DWS Large Cap Value Fund- Institutional Class

	Years Ended November 30
	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.56	$24.44	$22.91		$22.19		$19.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.38	.46	[c]	.42		.37
Net realized and unrealized gain (loss)	(7.25)	2.35	2.64		.79		2.17
Total from investment operations	(6.91)	2.73	3.10		1.21		2.54
Less distributions from:
Net investment income	(.37)	(.46)	(.42)		(.49)		(.33)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.53)	(2.61)	(1.57)		(.49)		(.33)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.12	$24.56	$24.44		$22.91		$22.19
Total Return (%)	(34.52)[b]	12.13 [b]	14.45	[b,c]	5.64	[b]	12.65 [b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	61	53		35		8
Ratio of expenses before expense reductions (%)	.59	.58	.66		.68		.94
Ratio of expenses after expense reductions (%)	.59	.57	.64		.66		.86
Ratio of net investment income (loss) (%)	1.83	1.63	2.03	[c]	1.91		1.74
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*	Amount is less than $.005.

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 345 Park Avenue, 27th Floor New York, NY 10154 on March 27, 2009

Please detach at perforation before mailing.

	DWS EQUITY INCOME FUND DWS VALUE EQUITY TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS	PROXY CARD
280 Oser Avenue	345 Park Avenue, 27th Floor, New York, New York 10154
Hauppauge, NY 11788-3610	3:00 p.m., Eastern time, on March 27, 2009

The undersigned hereby appoint(s) John Millette and Patricia DeFilippis, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	EIF_19565_010809

Important Notice Regarding the Availability of Proxy Materials for the DWS Equity Income Fund

Shareholder Meeting to Be Held on March 27, 2009.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/dws19565

When you are ready to vote, you can use the 14 digit number & 8 digit code listed in the boxes above the signature line to record your vote.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:	¢

VOTE ON PROPOSAL:

1.

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Equity Income Fund (“Equity Income Fund”) to DWS Large Cap Value Fund (“Large Cap Fund”), in exchange for shares of Large Cap Fund and the assumption by Large Cap Fund of all liabilities of Equity Income Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Equity Income Fund in complete liquidation and termination of Equity Income Fund.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

EIF_19565_010809

<pre>
 SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                            ------------------------

DWS Alternative Asset Allocation          DWS Global Opportunities Fund         DWS Micro Cap Fund
  Plus Fund                               DWS Global Thematic Fund              DWS Mid Cap Growth Fund
DWS Balanced Fund                         DWS GNMA Fund                         DWS New York Tax-Free Income Fund
DWS Blue Chip Fund                        DWS Gold & Precious Metals Fund       DWS RREEF Global Infrastructure Fund
DWS California Tax-Free Income Fund       DWS Growth & Income Fund              DWS RREEF Global Real Estate
DWS Capital Growth Fund                   DWS Health Care Fund                    Securities Fund
DWS Climate Change Fund                   DWS High Income Fund                  DWS RREEF Real Estate Securities Fund
DWS Commodity Securities Fund             DWS High Income Plus Fund             DWS S&p 500 Index Fund
DWS Communications Fund                   DWS Inflation Protected Plus Fund     DWS Select Alternative Allocation Fund
DWS Core Fixed Income Fund                DWS Intermediate Tax/AMT Free Fund    DWS Short Duration Fund
DWS Core Plus Allocation Fund             DWS International Fund                DWS Short Duration Plus Fund
DWS Core Plus Income Fund                 DWS International Select Equity Fund  DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Growth Fund    DWS International Value               DWS Small Cap Core Fund
DWS Disciplined Long/Short Value Fund       Opportunities Fund                  DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund       DWS Japan Equity Fund                 DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund        DWS Large Cap Value Fund              DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund        DWS Large Company Growth Fund         DWS Strategic Income Fund
DWS Dreman Mid Cap Value Fund             DWS Latin America Equity Fund         DWS Target 2010 Fund
DWS Dreman Small Cap Value Fund           DWS LifeCompass 2015 Fund             DWS Target 2011 Fund
DWS EAFE(R) Equity Index Fund             DWS LifeCompass 2020 Fund             DWS Target 2012 Fund
DWS Emerging Markets Equity Fund          DWS LifeCompass 2030 Fund             DWS Target 2013 Fund
DWS Emerging Markets Fixed Income Fund    DWS LifeCompass 2040 Fund             DWS Target 2014 Fund
DWS Enhanced S&p 500 Index Fund           DWS LifeCompass Income Fund           DWS Technology Fund
DWS Equity 500 Index Fund                 DWS LifeCompass Protect Fund          DWS U.S. Bond Index Fund
DWS Equity Income Fund                    DWS LifeCompass Retirement Fund       DWS Value Builder Fund
DWS Equity Partners Fund                  DWS Lifecycle Long Range Fund
DWS Europe Equity Fund                    DWS Managed Municipal Bond Fund
DWS Floating Rate Plus Fund               DWS Massachusetts Tax-Free Fund
DWS Global Bond Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each fund's prospectus:

A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
DMF-3682

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

Cash Account Trust:                              DWS Floating Rate Plus Fund             DWS Mid Cap Growth Fund
  Government & Agency Securities Portfolio       DWS Global Bond Fund                    DWS Money Market Prime Series
  Money Market Portfolio                         DWS Global Opportunities Fund           DWS Money Market Series
  Tax-Exempt Portfolio                           DWS Global Thematic Fund                DWS New York Tax-Free Income Fund
DWS Alternative Asset Allocation Plus Fund       DWS GNMA Fund                           DWS RREEF Global Infrastructure Fund
DWS Balanced Fund                                DWS Gold & Precious Metals Fund         DWS RREEF Global Real Estate Securities
DWS Blue Chip Fund                               DWS Growth & Income Fund                  Fund
DWS California Tax-Free Income Fund              DWS Health Care Fund                    DWS RREEF Real Estate Securities Fund
DWS Capital Growth Fund                          DWS High Income Fund                    DWS S&p 500 Index Fund
DWS Climate Change Fund                          DWS High Income Plus Fund               DWS Short Duration Fund
DWS Commodity Securities Fund                    DWS Inflation Protected Plus Fund       DWS Short Duration Plus Fund
DWS Communications Fund                          DWS Intermediate Tax/AMT Free Fund      DWS Short-Term Municipal Bond Fund
DWS Core Fixed Income Fund                       DWS International Fund                  DWS Small Cap Core Fund
DWS Core Plus Allocation Fund                    DWS International Select Equity Fund    DWS Small Cap Growth Fund
DWS Core Plus Income Fund                        DWS International Value Opportunities   DWS Strategic Government Securities Fund
DWS Disciplined Long/Short Growth Fund             Fund                                  DWS Strategic High Yield Tax Free Fund
DWS Disciplined Long/Short Value Fund            DWS Japan Equity Fund                   DWS Strategic Income Fund
DWS Disciplined Market Neutral Fund              DWS Large Cap Value Fund                DWS Target 2010 Fund
DWS Dreman Concentrated Value Fund               DWS Large Company Growth Fund           DWS Target 2011 Fund
DWS Dreman High Return Equity Fund               DWS Latin America Equity Fund           DWS Target 2012 Fund
DWS Dreman Mid Cap Value Fund                    DWS LifeCompass 2015 Fund               DWS Target 2013 Fund
DWS Dreman Small Cap Value Fund                  DWS LifeCompass 2020 Fund               DWS Target 2014 Fund
DWS EAFE(R) Equity Index Fund                    DWS LifeCompass 2030 Fund               DWS Technology Fund
DWS Emerging Markets Equity Fund                 DWS LifeCompass 2040 Fund               DWS U.S. Bond Index Fund
DWS Emerging Markets Fixed Income Fund           DWS LifeCompass Income Fund             DWS Value Builder Fund
DWS Enhanced S&p 500 Index Fund                  DWS LifeCompass Protect Fund            Investors Cash Trust:
DWS Equity 500 Index Fund                        DWS LifeCompass Retirement Fund           Treasury Portfolio
DWS Equity Income Fund                           DWS Lifecycle Long Range Fund           Tax-Exempt California Money Market Fund
DWS Equity Partners Fund                         DWS Managed Municipal Bond Fund
DWS Europe Equity Fund                           DWS Massachusetts Tax-Free Fund
                                                 DWS Micro Cap Fund

--------------------------------------------------------------------------------

On or about  September 25, 2008,  the  following  information  replaces  similar disclosure under "Policies about  transactions" in the "Policies You Should Know
About" section of each fund's/portfolio's prospectuses:

Each  fund/portfolio  accepts  payment  for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic  bank transfer.  A  fund/portfolio  does not accept third party checks.  A third party check is a check made  payable to one or more  parties and offered as payment to one or more other parties  (e.g.,  a check made payable to you that you offer as payment to someone else).  Checks should  normally be payable to DWS Investments and drawn by you or a  financial  institution  on your  behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

September 25, 2008
DMF-3671R

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------

                 DWS LARGE CAP VALUE FUND - Classes A, B and C

            DWS DREMAN CONCENTRATED VALUE FUND - Classes A, B and C

           DWS DREMAN HIGH RETURN EQUITY FUND - Classes A, B, C and R

               DWS DREMAN MID CAP VALUE FUND - Classes A, B and C

               DWS DREMAN SMALL CAP VALUE FUND Classes A, B and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 12      DWS Dreman Concentrated
         Value Fund
 20      DWS Dreman High Return
         Equity Fund
 27      DWS Dreman Mid Cap Value
         Fund
 35      DWS Dreman Small Cap Value
         Fund
 42      Other Policies and Secondary
         Risks
 44      Who Manages and Oversees
         the Funds
 50      Financial Highlights

HOW TO INVEST IN THE FUNDS
 67      Choosing a Share Class
 74      How to Buy Class A, B and C
         Shares
 75      How to Exchange or Sell
         Class A, B and C Shares
 76      How to Buy and Sell Class R
         Shares
 78      Policies You Should Know
         About
 93      Understanding Distributions
         and Taxes
 97      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                               Class A    Class B    Class C
  ticker symbol                KDCAX      KDCBX      KDCCX
    fund number                086        286        386

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]

19.17       -10.73     15.69       1.56      -15.33     32.46       9.27      1.85     15.56      12.52
1998        1999       2000       2001       2002       2003       2004      2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.70%, Q2 2003              WORST QUARTER: -19.48%, Q3 2002

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                                    1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                                6.05         12.56        6.70
   Return after Taxes on Distributions                2.41         11.06        5.15
   Return after Taxes on Distributions
   and Sale of Fund Shares                            7.52*        10.72        5.22*
 CLASS B (Return before Taxes)                        8.81         12.83        6.43
 CLASS C (Return before Taxes)                       11.68         13.04        6.46
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17        14.63        7.68
 S&p 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49         12.83        5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
 capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1           None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                       None 2           4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00             2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_________________________________________________________________________________________
 Management Fee                                      0.42%            0.42%         0.42
 Distribution and/or Service (12b-1) Fee             0.23             0.99          0.98
 Other Expenses 4                                    0.35             0.42          0.34
 TOTAL ANNUAL OPERATING EXPENSES 5                   1.00             1.83          1.74

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within
    12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and
    Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

10 | DWS Large Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         586          876        1,190        1,730
 Class C shares          277          548          944        2,052

EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         186          576          990        1,730
 Class C shares          177          548          944        2,052

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                                  DWS Large Cap Value Fund  | 11

                                         Class A    Class B    Class C
  ticker symbol                          LOPEX      LOPBX      LOPCX
    fund number                          444        644        744

    DWS DREMAN CONCENTRATED VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term growth of capital.

            The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally
            20 to 25 stocks) that represent the portfolio managers' best ideas.
            The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

            The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds ("junk" bonds).
            Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the portfolio managers consider are liquidity ratios, debt management, and return on equity.

12 | DWS Dreman Concentrated Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund's emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified
            portfolio.

            The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                        DWS Dreman Concentrated Value Fund  | 13

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers.
            Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

14 | DWS Dreman Concentrated Value Fund

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                        DWS Dreman Concentrated Value Fund  | 15

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Concentrated Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

18.56      2.54
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 7.89%, Q2 2007               WORST QUARTER: -4.53%, Q4 2007

16 | DWS Dreman Concentrated Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                     1 YEAR    SINCE INCEPTION*
 CLASS A
   Return before Taxes                                -3.35           7.16
   Return after Taxes on Distributions                -4.71           6.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            -1.23**         5.92
 CLASS B (Return before Taxes)                        -1.19           7.85
 CLASS C (Return before Taxes)                        1.67            8.92
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17          10.62
 S&p 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49           10.49

 *   Inception date for the fund was June 2, 2005. Index comparison begins on
     May 31, 2005.

 **   Returns after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction to the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
 capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                        DWS Dreman Concentrated Value Fund  | 17

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1          None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                       None 2          4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00            2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_________________________________________________________________________________________
 Management Fee                                      0.80%           0.80%         0.80%
 Distribution and/or Service (12b-1) Fee             0.24            0.99          0.99
 Other Expenses                                      0.56            0.60          0.53
 TOTAL ANNUAL OPERATING EXPENSES                     1.60            2.39          2.32
 Less Expense Waiver/Reimbursement 4                 0.29            0.33          0.26
 NET ANNUAL OPERATING EXPENSES 4                     1.31            2.06          2.06

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within
    12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund so that the total operating expenses will not exceed
    1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

18 | DWS Dreman Concentrated Value Fund

Based on the costs above (including one year of capped expense in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         609        1,014        1,446        2,324
 Class C shares          309          700        1,217        2,636

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         209          714        1,246        2,324
 Class C shares          209          700        1,217        2,636

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                        DWS Dreman Concentrated Value Fund  | 19

                                       Class A    Class B    Class C    Class R
  ticker symbol                        KDHAX      KDHBX      KDHCX      KDHRX
    fund number                        087        287        387        1506

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&p 500 Index (as of January 31, 2008, the
            S&p 500 Index had a median market capitalization of $11.8
            billion) and that the portfolio managers believe are undervalued.
            The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

20 | DWS Dreman High Return Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

                                        DWS Dreman High Return Equity Fund  | 21

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

22 | DWS Dreman High Return Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In the table, the performance figures for Class R prior to its inception,
October 1, 2003, are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

In addition, after-tax returns are not relevant for Class R shares.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]

11.96       -13.23     41.32       1.23      -18.52     31.34      13.48       7.72     17.40      -1.14
1998        1999       2000       2001       2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 22.77%, Q3 2000              WORST QUARTER: -17.61%, Q3 2002

                                        DWS Dreman High Return Equity Fund  | 23

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                              1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                         -6.82         11.92         7.12
   Return after Taxes on Distributions         -8.53         11.23         6.04
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -3.28*        10.27         5.67
 CLASS B (Return before Taxes)                 -4.63         12.22         6.87
 CLASS C (Return before Taxes)                 -1.85         12.41         6.92
 CLASS R (Return before Taxes)                 -1.43         12.97         7.39
 S&p 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        5.49          12.83         5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

24 | DWS Dreman High Return Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS A        CLASS B      CLASS C      CLASS R
 SHAREHOLDER FEES, paid directly from your investment
___________________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1        None         None        None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None2          4.00%        1.00%       None
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                            2.00          2.00         2.00        2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
___________________________________________________________________________________________________
 Management Fee                                    0.67%         0.67%        0.67%       0.67%
 Distribution and/or Service (12b-1) Fee           0.24          1.00         0.99        0.41
 Other Expenses                                    0.17          0.22         0.16        0.23
 TOTAL ANNUAL OPERATING EXPENSES 4                 1.08          1.89         1.82        1.31

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within
    12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.12% for Class A shares, 1.96% for Class B shares and
    1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                        DWS Dreman High Return Equity Fund  | 25

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         592          894        1,221        1,806
 Class C shares          285          573          985        2,137
 Class R shares          133          415          718        1,579

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         192          594        1,021        1,806
 Class C shares          185          573          985        2,137
 Class R shares          133          415          718        1,579

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

26 | DWS Dreman High Return Equity Fund

                                    Class A    Class B    Class C
  ticker symbol                     MIDVX      MIDYX      MIDZX
    fund number                     417        617        717

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

                                             DWS Dreman Mid Cap Value Fund  | 27

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

28 | DWS Dreman Mid Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                             DWS Dreman Mid Cap Value Fund  | 29

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

30 | DWS Dreman Mid Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

17.58      5.35
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 7.56%, Q2 2007               WORST QUARTER: -4.09%, Q4 2007

                                             DWS Dreman Mid Cap Value Fund  | 31

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                               1 YEAR        SINCE INCEPTION*
 CLASS A
   Return before Taxes                          -0.71               7.65
   Return after Taxes on Distributions          -2.54               6.56
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.08**             6.01
 CLASS B (Return before Taxes)                  1.65                8.55
 CLASS C (Return before Taxes)                  4.71                9.61
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42               8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

32 | DWS Dreman Mid Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
__________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1          None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                      None2            4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00            2.00          2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
__________________________________________________________________________________________
 Management Fee                                      0.75%           0.75%         0.75%
 Distribution and/or Service (12b-1) Fee             0.23            0.98          0.99
 Other Expenses                                      0.63            0.73          0.63
 TOTAL ANNUAL OPERATING EXPENSES                     1.61            2.46          2.37
 Less Expense Waiver/Reimbursement 4                 0.26            0.41          0.32
 NET ANNUAL OPERATING EXPENSES 4                     1.35            2.05          2.05

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35% for Class A shares, 2.05% for
   Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                             DWS Dreman Mid Cap Value Fund  | 33

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         608        1,027        1,474        2,361
 Class C shares          308          709        1,237        2,682

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         208          727        1,274        2,361
 Class C shares          208          709        1,237        2,682

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

34 | DWS Dreman Mid Cap Value Fund

                                      Class A    Class B    Class C
  ticker symbol                       KDSAX      KDSBX      KDSCX
    fund number                       088        288        388

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

                                           DWS Dreman Small Cap Value Fund  | 35

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

36 | DWS Dreman Small Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                           DWS Dreman Small Cap Value Fund  | 37

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

-12.82       0.65      -2.47     14.32       -10.79     42.64      25.31       9.71     23.85      2.48
 1998       1999      2000       2001        2002       2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 22.19%, Q2 2003              WORST QUARTER: -24.07%, Q3 1998

38 | DWS Dreman Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                    1 YEAR       5 YEARS      10 YEARS
 CLASS A
   Return before Taxes                               -3.41         18.59         7.43
   Return after Taxes on Distributions               -5.46         17.42         6.88
   Return after Taxes on Distributions
   and Sale of Fund Shares                           -0.51*        16.23         6.45
 CLASS B (Return before Taxes)                       -1.10         18.87         7.16
 CLASS C (Return before Taxes)                        1.70         19.10         7.27
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                              -1.57         16.25         7.08
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                              -9.78         15.80         9.06

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                           DWS Dreman Small Cap Value Fund  | 39

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A         CLASS B       CLASS C
 SHAREHOLDER FEES, paid directly from your investment
_________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1          None          None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                       None2           4.00%         1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                               2.00           2.00          2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
_________________________________________________________________________________________
 Management Fee                                       0.71%          0.71%         0.71%
 Distribution and/or Service (12b-1) Fee              0.23           0.99          0.99
 Other Expenses                                       0.26           0.32          0.25
 Acquired Funds (Underlying Funds) Fees
 and Expenses 4                                       0.01           0.01          0.01
 TOTAL ANNUAL OPERATING EXPENSES                      1.21           2.03          1.96

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
    NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within
    12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

4   The amount indicated is based on the indirect next expenses associated with the fund's investments in the underlying funds for the fiscal year ended
    November 30, 2007.

40 | DWS Dreman Small Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $ 1957
 Class B shares*         606          937        1,293        1,954
 Class C shares          299          615        1,057        2,285

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $1,957
 Class B shares*         206          637        1,093        1,954
 Class C shares          199          615        1,057        2,285

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                           DWS Dreman Small Cap Value Fund  | 41

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's (except DWS Dreman Concentrated Value
              Fund) 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

42 | Other Policies and Secondary Risks

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

                                        Other Policies and Secondary Risks  | 43

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

44 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID
  DWS Large Cap Value Fund                            0.46%
  DWS Dreman Concentrated Value Fund                   0.54%*
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

                                        Who Manages and Oversees the Funds  | 45

           The Subadvisors

           Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High
           Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund

           The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman
           High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS
           Dreman Small Cap Value Fund is Dreman Value Management, L.L.C.
           ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM
           was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

46 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

                                        Who Manages and Oversees the Funds  | 47

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2005.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2006.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2002.
-  Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

48 | Who Manages and Oversees the Funds

DWS DREMAN CONCENTRATED VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2005.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 49

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share.
The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.40       $  22.87      $  22.15       $  19.93      $  17.09
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                    .28            .38d          .34            .30           .25
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.63           .79           2.16          2.81
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.62           3.01          1.13           2.46          3.06
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .36)        (  .33)       (  .41)        (  .24)       (  .22)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.51)        (1.48)       (  .41)        (  .24)       (  .22)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.51       $  24.40      $  22.87       $  22.15      $  19.93
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                                 11.65c         13.98d         5.21c         12.34c        18.16c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)              300            363           364            283           152
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.00           1.02          1.06           1.32          1.30
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                      .99           1.02          1.05           1.21          1.29
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                           1.21           1.65d         1.52           1.39          1.41
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*   Amount is less than $.005.

50 | Financial Highlights

DWS Large Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.41       $  22.88      $  22.14       $  19.91      $  17.07
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                    .09            .18d          .14            .14           .11
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.64           .82           2.15          2.81
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.43           2.82           .96           2.29          2.92
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .15)        (  .14)       (  .22)        (  .06)       (  .08)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.30)        (1.29)       (  .22)        (  .06)       (  .08)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.54       $  24.41      $  22.88       $  22.14      $  19.91
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                                 10.74c         13.04d         4.30c         11.51c        17.20c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               30             37            48             50            50
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.83           1.89          1.98           2.21          2.16
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                     1.82           1.89          1.90           1.96          2.11
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                            .38            .78d          .67            .64           .59
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 51

DWS Large Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                         2007           2006           2005          2004           2003
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.40       $  22.86      $  22.13       $  19.91      $  17.07
------------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a                    .11            .21d          .17            .14           .11
__________________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.34           2.64           .79           2.15          2.82
------------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.45           2.85           .96           2.29          2.93
__________________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                          (  .18)        (  .16)       (  .23)        (  .07)       (  .09)
__________________________________________     ________       ________      ________       ________      ________
  Net realized gains                             (2.15)        (1.15)            -              -             -
__________________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.33)        (1.31)       (  .23)        (  .07)       (  .09)
__________________________________________     ________       ________      ________       ________      ________
Redemption fees                                     .00*           .00*          .00*             -             -
------------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.52       $  24.40      $  22.86       $  22.13      $  19.91
------------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                                 10.86c         13.16d         4.38          11.51c        17.23c
------------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               32             36            42             38            21
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                                     1.74           1.75          1.81           2.08          2.09
__________________________________________     ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                                     1.73           1.75          1.81           1.96          2.07
__________________________________________     ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                            .47            .93d          .76            .64           .63
__________________________________________     ________       ________      ________       ________      ________
Portfolio turnover rate (%)                          86             76            56             39            69
------------------------------------------     --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

52 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class A

YEARS ENDED NOVEMBER 30,                              2007           2006           2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.94       $  10.06       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                .18            .18            .06
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .00***
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .60           2.05            .06
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .18)        (  .17)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .26)        (  .17)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.28       $  11.94       $  10.06
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     5.01          20.56            .60**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    47             45             22
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.60           1.77           2.81*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          1.29           1.19e          1.66*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)               1.44           1.58           1.18*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 53

DWS Dreman Concentrated Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006           200a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.95       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                .08            .10            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.88            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .50           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .06)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .17)        (  .06)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.28       $  11.95       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.15          19.84            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     2              2              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.39           2.60           3.58*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05           1.94e          2.41*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .68            .83            .43*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

54 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.94       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                .09            .11            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .51           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .10)        (  .07)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .18)        (  .07)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.27       $  11.94       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.23          19.87            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    15             13              7
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.32           2.54           3.54*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.02           1.84e          2.31*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .71            .93            .53*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 55

DWS Dreman High Return Equity Fund - Class A

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.80       $  44.37      $  41.25      $  36.44      $  30.15
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                        .94            .85           .67           .59           .59
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                         .02           7.20          3.05          4.81          6.28
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .96           8.05          3.72          5.40          6.87
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .98)        (  .67)       (  .60)       (  .59)       (  .58)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.40)        (1.62)       (  .60)       (  .59)       (  .58)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.36       $  50.80      $  44.37      $  41.25      $  36.44
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.84        18.33c           9.07         14.97         23.18
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         5,532          5,891         4,767         4,170         2,983
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.08           1.12          1.12          1.14          1.27
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.08           1.11          1.12          1.14          1.27
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.82           1.78          1.56          1.54          1.87
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

56 | Financial Highlights

DWS Dreman High Return Equity Fund - Class B

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.60       $  44.20      $  41.08      $  36.29      $  30.01
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                        .53            .47           .32           .28           .34
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      (  .01)          7.17          3.03          4.78          6.26
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .52           7.64          3.35          5.06          6.60
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .54)        (  .29)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (  .96)        (1.24)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.16       $  50.60      $  44.20      $  41.08      $  36.29
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.01        17.36c           8.18         14.02         22.19
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           525            763           761           915         1,150
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.02            .96           .73           .72          1.06
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 57

DWS Dreman High Return Equity Fund - Class C

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.66       $  44.25      $  41.13      $  36.34      $  30.04
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                        .57            .50           .35           .30           .35
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      (  .01)          7.18          3.04          4.79          6.28
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .56           7.68          3.39          5.09          6.63
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .58)        (  .32)       (  .27)       (  .30)       (  .33)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.00)        (1.27)       (  .27)       (  .30)       (  .33)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.22       $  50.66      $  44.25      $  41.13      $  36.34
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.08        17.45c           8.26         14.08         22.27
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         1,038          1,100           858           683           549
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.82           1.86          1.88          1.92          2.02
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.82           1.85          1.88          1.92          2.02
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.09           1.04           .80           .76          1.12
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

58 | Financial Highlights

DWS Dreman High Return Equity Fund - Class R

YEARS ENDED NOVEMBER 30,                      2007           2006           2005          2004       2003a
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  50.72       $  44.29       $  41.22      $  36.43     $ 33.86
----------------------------------------   --------       --------       --------      --------     -------
Income (loss) from investment
operations:
  Net investment income b                       .83            .79            .57           .46         .02
________________________________________   ________       ________       ________      ________     _______
  Net realized and unrealized gain
  (loss)                                        .00***        7.17           3.06          4.84        2.55
----------------------------------------   --------       --------       --------      --------     -------
  TOTAL FROM INVESTMENT OPERATIONS              .83           7.96           3.63          5.30        2.57
________________________________________   ________       ________       ________      ________     _______
Less distributions from:
  Net investment income                      (  .89)        (  .58)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
  Net realized gains                         (  .42)        (  .95)             -             -           -
________________________________________   ________       ________       ________      ________     _______
  TOTAL DISTRIBUTIONS                        (1.31)        (1.53)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
Redemption fees                                 .00***         .00***         .00***          -           -
----------------------------------------   --------       --------       --------      --------     -------
NET ASSET VALUE, END OF PERIOD             $  50.24       $  50.72       $  44.29      $  41.22     $ 36.43
----------------------------------------   --------       --------       --------      --------     -------
Total Return (%)                               1.60        18.14c            8.87         14.67        7.59**
----------------------------------------   --------       --------       --------      --------     -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           29             31             11             2        .029
________________________________________   ________       ________       ________      ________     _______
Ratio of expenses before expense
reductions (%)                                 1.31           1.25           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     _______
Ratio of expenses after expense
reductions (%)                                 1.31           1.24           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     _______
Ratio of net investment income (%)             1.60           1.65           1.32          1.20         .38*
________________________________________   ________       ________       ________      ________     _______
Portfolio turnover rate (%)                      27             32              9            10          14
----------------------------------------   --------       --------       --------      --------     -------

a   For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 59

DWS Dreman Mid Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                               2007           2006          2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.96       $  10.04       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .10            .09         (  .01)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.84            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .89           1.93            .04
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .01)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .24)        (  .01)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.61       $  11.96       $  10.04
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     7.54          19.20            .40**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    48             21              4
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.61           2.55           6.68*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          1.35        1.25e             2.81*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .79            .86         (  .51)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

60 | Financial Highlights

DWS Dreman Mid Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006          2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.87       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.83            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.85            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.52       $  11.87       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.72          18.46            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     4              3              1
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.46           3.36           7.41*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 61

DWS Dreman Mid Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006          2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.86       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.82            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.84            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.51       $  11.86       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.81          18.36            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    20              9              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.37           3.34           7.46*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

62 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                         2007          2006          2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.05      $  35.36      $  31.98      $  25.27      $  18.46
------------------------------------------    --------      --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                    .16           .13           .17           .09           .17
__________________________________________    ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                           .91          8.09          3.50          6.79          6.73
------------------------------------------    --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                1.07          8.22          3.67          6.88          6.90
__________________________________________    ________      ________      ________      ________      ________
Less distributions from:
  Net investment income                              -        (  .39)            -        (  .17)       (  .09)
__________________________________________    ________      ________      ________      ________      ________
  Net realized gains                            (2.11)       (3.14)       (  .29)            -             -
__________________________________________    ________      ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                           (2.11)       (3.53)       (  .29)       (  .17)       (  .09)
__________________________________________    ________      ________      ________      ________      ________
Redemption fees                                    .00*          .00*          .00*            -             -
------------------------------------------    --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  39.01      $  40.05      $  35.36      $  31.98      $  25.27
------------------------------------------    --------      --------      --------      --------      --------
Total Return (%)b                                 2.79         25.45         11.55         27.37         37.49
------------------------------------------    --------      --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           1,405         1,206           703           579           351
__________________________________________    ________      ________      ________      ________      ________
Ratio of expenses (%)                             1.20          1.19          1.27          1.29          1.43
__________________________________________    ________      ________      ________      ________      ________
Ratio of net investment income (loss)
     (%)                                           .42           .39           .52           .35           .91
__________________________________________    ________      ________      ________      ________      ________
Portfolio turnover rate (%)                         60            48            67            64            67
------------------------------------------    --------      --------      --------      --------      --------

a   Based on average shares outstanding during period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 63

DWS Dreman Small Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                         2007          2006          2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 37.03       $ 32.84       $ 30.01       $ 23.76       $ 17.41
------------------------------------------     -------       -------       -------       -------       -------
Income (loss) from investment
operations:
  Net investment income (loss)a                (  .10)       (  .13)       (  .09)       (  .12)          .03
__________________________________________     _______       _______       _______       _______       _______
  Net realized and unrealized gain
  (loss)                                          .77          7.46          3.21          6.37          6.32
------------------------------------------     -------       -------       -------       -------       -------
  TOTAL FROM INVESTMENT OPERATIONS                .67          7.33          3.12          6.25          6.35
__________________________________________     _______       _______       _______       _______       _______
Less distributions from:
  Net realized gains                           (2.11)       (3.14)       (  .29)            -             -
__________________________________________     _______       _______       _______       _______       _______
Redemption fees                                   .00*          .00*          .00*            -             -
------------------------------------------     -------       -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD                 $ 35.59       $ 37.03       $ 32.84       $ 30.01       $ 23.76
------------------------------------------     -------       -------       -------       -------       -------
Total Return (%)b                                1.92         24.39         10.50         26.30         36.47
------------------------------------------     -------       -------       -------       -------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             92           117           109           125           133
__________________________________________     _______       _______       _______       _______       _______
Ratio of expenses (%)                            2.02          2.06          2.19          2.16          2.27
__________________________________________     _______       _______       _______       _______       _______
Ratio of net investment income (loss)
     (%)                                       (  .40)       (  .48)       (  .40)       (  .52)          .07
__________________________________________     _______       _______       _______       _______       _______
Portfolio turnover rate (%)                        60            48            67            64            67
------------------------------------------     -------       -------       -------       -------       -------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

64 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                        2007          2006           2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  37.51      $  33.19      $  30.28      $  23.94      $  17.54
-----------------------------------------     --------      --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                 (  .08)       (  .09)       (  .05)       (  .09)          .04
_________________________________________     ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                           .79          7.55          3.25          6.43          6.36
-----------------------------------------     --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 .71          7.46          3.20          6.34          6.40
_________________________________________     ________      ________      ________      ________      ________
Less distributions from:
  Net realized gains                            (2.11)       (3.14)       (  .29)            -             -
_________________________________________     ________      ________      ________      ________      ________
Redemption fees                                    .00*          .00*          .00*            -             -
-----------------------------------------     --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  36.11      $  37.51      $  33.19      $  30.28      $  23.94
-----------------------------------------     --------      --------      --------      --------      --------
Total Return (%)b                                 2.00         24.54         10.64         26.48         36.49
-----------------------------------------     --------      --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             249           270           152           106            71
_________________________________________     ________      ________      ________      ________      ________
Ratio of expenses (%)                             1.95          1.93          2.05          2.04          2.21
_________________________________________     ________      ________      ________      ________      ________
Ratio of net investment income (loss)
     (%)                                        (  .33)       (  .35)       (  .26)       (  .40)          .13
_________________________________________     ________      ________      ________      ________      ________
Portfolio turnover rate (%)                         60            48            67            64            67
-----------------------------------------     --------      --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 65

HOW TO INVEST IN THE FUNDS
Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.

 CLASSES AND FEATURES                          POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged        -  Some investors may be able to reduce
  when you buy shares                         or eliminate their sales charge; see
                                              "Class A shares"
 -  In most cases, no charge when you
  sell shares                                 -  Total annual expenses are lower than
                                              those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares        -  The deferred sales charge rate falls to
                                              zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares         -  Shares automatically convert to
  you bought within the last six years        Class A after six years, which means
                                              lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares        -  The deferred sales charge rate for one
                                              year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                              Class B shares, but your shares never
  charged when you sell shares you
                                              convert to Class A, so annual expenses
  bought within the last year
                                              remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS R
 -  No sales charge when you buy or sell       -  Class R is only available to participants
  shares                                      in certain retirement plans
 -  0.25% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the class share and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 67

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                          FRONT-END SALES          FRONT-END SALES
                            CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT        OF OFFERING PRICE 1,2        NET INVESTMENT 2
  Up to $50,000                5.75%                   6.10%
$    50,000-$99,999            4.50                    4.71
$  100,000-$249,999            3.50                    3.63
$  250,000-$499,999            2.60                    2.67
$  500,000-$999,999            2.00                    2.04
  $1 million or more           see below               see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you plan to invest at least $50,000 in Class A shares (including
              Class A shares in other retail DWS funds) over the next 24 months
              ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

68 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of a fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 69

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire investment goes to work immediately.
           After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

70 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

    YEAR AFTER YOU BOUGHT SHARES      CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

                                                    Choosing a Share Class  | 71

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                                    1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

72 | Choosing a Share Class

           Class R shares

           Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Eligibility requirements

           YOU MAY BUY CLASS R SHARES if you are a participant in any of the following types of employer-sponsored plans that offer
           Class R shares of the fund:

           -  All section 401(a) and 457 plans

           -  Certain section 403(b)(7) plans

           -  401(k), profit sharing, money purchase pension and defined benefit plans

           -  Non-qualified deferred compensation plans

                                                    Choosing a Share Class  | 73

How to BUY Class A, B and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

74 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-scudder.com
               TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

                           How to Exchange or Sell Class A, B and C Shares  | 75

How to BUY and SELL Class R Shares

           If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.
           In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

           There are no minimum investments with respect to Class R shares.

           Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in

76 | How to Buy and Sell Class R Shares

           this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the
           Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
           Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing

                                        How to Buy and Sell Class R Shares  | 77

           payments is included in each fund's Statement of Additional
           Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

78 | Policies You Should Know About

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an
              investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

                                            Policies You Should Know About  | 79

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
           Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

           IRA ROLLOVERS. You may complete a direct rollover from an
           employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of
           Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

80 | Policies You Should Know About

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

                                            Policies You Should Know About  | 81

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and
           C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, group retirement plans and certain other accounts having lower minimum share balance requirements or Class R shares).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily

82 | Policies You Should Know About

           available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

                                            Policies You Should Know About  | 83

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

84 | Policies You Should Know About

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's
           Board, intermediaries

                                            Policies You Should Know About  | 85

           who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

86 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

            Since many transactions may be initiated by telephone or
            electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
            personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 87

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

            WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
            CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

88 | Policies You Should Know About

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

                                            Policies You Should Know About  | 89

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
           In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

90 | Policies You Should Know About

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 91

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

92 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS
           Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 93

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                  GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                           INCOME RATES:
DISTRIBUTIONS FROM A FUND
-  gains from the sale of                     -  gains from the sale of
  securities held (or treated as                 securities held by a fund for
  held) by a fund for more than                  one year or less
  one year                                    -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                     -  gains from selling fund
  shares held for more than                      shares held for one year or
  one year                                       less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

94 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

                                     Understanding Distributions and Taxes  | 95

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to
           Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End
           Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

96 | Appendix

DWS Large Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               5.75%                   $10,000                      5%

                                                             HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE         YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER     BALANCE AFTER      ANNUAL FEES
              FEES AND      EXPENSE          FEES AND          FEES AND            AND
YEAR          EXPENSES       RATIOS          EXPENSES          EXPENSES         EXPENSES
   1            5.00%        1.00%             -1.98%       $  9,802.00        $   671.14
   2           10.25%        1.00%              1.94%       $ 10,194.08        $    99.98
   3           15.76%        1.00%              6.02%       $ 10,601.84        $   103.98
   4           21.55%        1.00%             10.26%       $ 11,025.92        $   108.14
   5           27.63%        1.00%             14.67%       $ 11,466.95        $   112.46
   6           34.01%        1.00%             19.26%       $ 11,925.63        $   116.96
   7           40.71%        1.00%             24.03%       $ 12,402.66        $   121.64
   8           47.75%        1.00%             28.99%       $ 12,898.76        $   126.51
   9           55.13%        1.00%             34.15%       $ 13,414.71        $   131.57
  10           62.89%        1.00%             39.51%       $ 13,951.30        $   136.83
  TOTAL                                                                        $ 1,729.21

DWS Large Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE        YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER    BALANCE AFTER          ANNUAL
              FEES AND      EXPENSE          FEES AND         FEES AND           FEES AND
YEAR          EXPENSES       RATIOS          EXPENSES         EXPENSES           EXPENSES
   1            5.00%        1.83%              3.17%       $ 10,317.00        $   185.90
   2           10.25%        1.83%              6.44%       $ 10,644.05        $   191.79
   3           15.76%        1.83%              9.81%       $ 10,981.47        $   197.87
   4           21.55%        1.83%             13.30%       $ 11,329.58        $   204.15
   5           27.63%        1.83%             16.89%       $ 11,688.73        $   210.62
   6           34.01%        1.83%             20.59%       $ 12,059.26        $   217.29
   7           40.71%        1.00%             25.42%       $ 12,541.63        $   123.00
   8           47.75%        1.00%             30.43%       $ 13,043.29        $   127.92
   9           55.13%        1.00%             35.65%       $ 13,565.03        $   133.04
  10           62.89%        1.00%             41.08%       $ 14,107.63        $   138.36
  TOTAL                                                                        $ 1,729.24

                                                                  Appendix  | 97

DWS Large Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE        YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER    BALANCE AFTER        ANNUAL FEES
              FEES AND      EXPENSE          FEES AND         FEES AND              AND
YEAR          EXPENSES       RATIOS          EXPENSES         EXPENSES           EXPENSES
   1            5.00%        1.74%              3.26%       $ 10,326.00        $   176.84
   2           10.25%        1.74%              6.63%       $ 10,662.63        $   182.60
   3           15.76%        1.74%             10.10%       $ 11,010.23        $   188.55
   4           21.55%        1.74%             13.69%       $ 11,369.16        $   194.70
   5           27.63%        1.74%             17.40%       $ 11,739.80        $   201.05
   6           34.01%        1.74%             21.23%       $ 12,122.51        $   207.60
   7           40.71%        1.74%             25.18%       $ 12,517.71        $   214.37
   8           47.75%        1.74%             29.26%       $ 12,925.79        $   221.36
   9           55.13%        1.74%             33.47%       $ 13,347.17        $   228.57
  10           62.89%        1.74%             37.82%       $ 13,782.28        $   236.03
  TOTAL                                                                        $ 2,051.67

DWS Dreman Concentrated Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               5.75%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE        YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER    BALANCE AFTER          ANNUAL
              FEES AND      EXPENSE          FEES AND         FEES AND           FEES AND
YEAR          EXPENSES       RATIOS          EXPENSES         EXPENSES           EXPENSES
   1            5.00%        1.31%             -2.27%       $  9,772.78        $   700.75
   2           10.25%        1.60%              1.05%       $ 10,105.06        $   159.02
   3           15.76%        1.60%              4.49%       $ 10,448.63        $   164.43
   4           21.55%        1.60%              8.04%       $ 10,803.88        $   170.02
   5           27.63%        1.60%             11.71%       $ 11,171.21        $   175.80
   6           34.01%        1.60%             15.51%       $ 11,551.04        $   181.78
   7           40.71%        1.60%             19.44%       $ 11,943.77        $   187.96
   8           47.75%        1.60%             23.50%       $ 12,349.86        $   194.35
   9           55.13%        1.60%             27.70%       $ 12,769.75        $   200.96
  10           62.89%        1.60%             32.04%       $ 13,203.93        $   207.79
  TOTAL                                                                        $ 2,342.86

98 | Appendix

DWS Dreman Concentrated Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                          HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE       YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER    BALANCE AFTER      ANNUAL FEES
              FEES AND      EXPENSE          FEES AND        FEES AND              AND
YEAR          EXPENSES       RATIOS          EXPENSES        EXPENSES           EXPENSES
   1            5.00%        2.06%              2.94%       $ 10,294.00        $  209.03
   2           10.25%        2.39%              5.63%       $ 10,562.67        $  249.24
   3           15.76%        2.39%              8.38%       $ 10,838.36        $  255.74
   4           21.55%        2.39%             11.21%       $ 11,121.24        $  262.42
   5           27.63%        2.39%             14.12%       $ 11,411.50        $  269.27
   6           34.01%        2.39%             17.09%       $ 11,709.34        $  276.29
   7           40.71%        1.60%             21.07%       $ 12,107.46        $  190.53
   8           47.75%        1.60%             25.19%       $ 12,519.12        $  197.01
   9           55.13%        1.60%             29.45%       $ 12,944.77        $  203.71
  10           62.89%        1.60%             33.85%       $ 13,384.89        $  210.64
  TOTAL                                                                        2,323.88

DWS Dreman Concentrated Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE      ANNUAL         CUMULATIVE        YEAR-END
           RETURN BEFORE      FUND         RETURN AFTER    BALANCE AFTER          ANNUAL
              FEES AND      EXPENSE          FEES AND         FEES AND           FEES AND
YEAR          EXPENSES       RATIOS          EXPENSES         EXPENSES           EXPENSES
   1            5.00%        2.06%              2.94%       $ 10,294.00        $   209.03
   2           10.25%        2.32%              5.70%       $ 10,569.88        $   242.02
   3           15.76%        2.32%              8.53%       $ 10,853.15        $   248.51
   4           21.55%        2.32%             11.44%       $ 11,144.02        $   255.17
   5           27.63%        2.32%             14.43%       $ 11,442.68        $   262.01
   6           34.01%        2.32%             17.49%       $ 11,749.34        $   269.03
   7           40.71%        2.32%             20.64%       $ 12,064.22        $   276.24
   8           47.75%        2.32%             23.88%       $ 12,387.54        $   283.64
   9           55.13%        2.32%             27.20%       $ 12,719.53        $   291.24
  10           62.89%        2.32%             30.60%       $ 13,060.41        $   299.05
  TOTAL                                                                        $ 2,635.94

                                                                  Appendix  | 99

DWS Dreman High Return Equity Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               5.75%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        1.08%             -2.06%       $  9,794.46        $   678.79
   2           10.25%        1.08%              1.78%       $ 10,178.40        $   107.85
   3           15.76%        1.08%              5.77%       $ 10,577.40        $   112.08
   4           21.55%        1.08%              9.92%       $ 10,992.03        $   116.47
   5           27.63%        1.08%             14.23%       $ 11,422.92        $   121.04
   6           34.01%        1.08%             18.71%       $ 11,870.70        $   125.79
   7           40.71%        1.08%             23.36%       $ 12,336.03        $   130.72
   8           47.75%        1.08%             28.20%       $ 12,819.60        $   135.84
   9           55.13%        1.08%             33.22%       $ 13,322.13        $   141.17
  10           62.89%        1.08%             38.44%       $ 13,844.36        $   146.70
  TOTAL                                                                        $ 1,816.45

DWS Dreman High Return Equity Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        1.89%              3.11%       $ 10,311.00        $   191.94
   2           10.25%        1.89%              6.32%       $ 10,631.67        $   197.91
   3           15.76%        1.89%              9.62%       $ 10,962.32        $   204.06
   4           21.55%        1.89%             13.03%       $ 11,303.25        $   210.41
   5           27.63%        1.89%             16.55%       $ 11,654.78        $   216.95
   6           34.01%        1.89%             20.17%       $ 12,017.24        $   223.70
   7           40.71%        1.08%             24.88%       $ 12,488.32        $   132.33
   8           47.75%        1.08%             29.78%       $ 12,977.86        $   137.52
   9           55.13%        1.08%             34.87%       $ 13,486.59        $   142.91
  10           62.89%        1.08%             40.15%       $ 14,015.26        $   148.51
  TOTAL                                                                        $ 1,806.24

100 | Appendix

DWS Dreman High Return Equity Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE        YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER    BALANCE AFTER          ANNUAL
              FEES AND     EXPENSE           FEES AND         FEES AND           FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES         EXPENSES           EXPENSES
   1            5.00%        1.82%              3.18%       $ 10,318.00        $   184.89
   2           10.25%        1.82%              6.46%       $ 10,646.11        $   190.77
   3           15.76%        1.82%              9.85%       $ 10,984.66        $   196.84
   4           21.55%        1.82%             13.34%       $ 11,333.97        $   203.10
   5           27.63%        1.82%             16.94%       $ 11,694.39        $   209.56
   6           34.01%        1.82%             20.66%       $ 12,066.27        $   216.22
   7           40.71%        1.82%             24.50%       $ 12,449.98        $   223.10
   8           47.75%        1.82%             28.46%       $ 12,845.89        $   230.19
   9           55.13%        1.82%             32.54%       $ 13,254.39        $   237.51
  10           62.89%        1.82%             36.76%       $ 13,675.88        $   245.07
  TOTAL                                                                        $ 2,137.25

DWS Dreman High Return Equity Fund - Class R

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                            HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE        YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER    BALANCE AFTER          ANNUAL
              FEES AND     EXPENSE           FEES AND         FEES AND           FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES         EXPENSES           EXPENSES
   1            5.00%        1.31%              3.69%       $ 10,369.00        $   133.42
   2           10.25%        1.31%              7.52%       $ 10,751.62        $   138.34
   3           15.76%        1.31%             11.48%       $ 11,148.35        $   143.44
   4           21.55%        1.31%             15.60%       $ 11,559.72        $   148.74
   5           27.63%        1.31%             19.86%       $ 11,986.28        $   154.23
   6           34.01%        1.31%             24.29%       $ 12,428.57        $   159.92
   7           40.71%        1.31%             28.87%       $ 12,887.19        $   165.82
   8           47.75%        1.31%             33.63%       $ 13,362.72        $   171.94
   9           55.13%        1.31%             38.56%       $ 13,855.81        $   178.28
  10           62.89%        1.31%             43.67%       $ 14,367.09        $   184.86
  TOTAL                                                                        $ 1,578.99

                                                                 Appendix  | 101

DWS Dreman Mid Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               5.75%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        1.35%             -2.31%       $  9,769.01        $   704.56
   2           10.25%        1.61%              1.00%       $ 10,100.18        $   159.95
   3           15.76%        1.61%              4.43%       $ 10,442.58        $   165.37
   4           21.55%        1.61%              7.97%       $ 10,796.58        $   170.98
   5           27.63%        1.61%             11.63%       $ 11,162.59        $   176.77
   6           34.01%        1.61%             15.41%       $ 11,541.00        $   182.76
   7           40.71%        1.61%             19.32%       $ 11,932.24        $   188.96
   8           47.75%        1.61%             23.37%       $ 12,336.74        $   195.37
   9           55.13%        1.61%             27.55%       $ 12,754.96        $   201.99
  10           62.89%        1.61%             31.87%       $ 13,187.35        $   208.84
  TOTAL                                                                        $ 2,355.55

DWS Dreman Mid Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.46%              5.56%       $ 10,556.49        $   256.47
   3           15.76%        2.46%              8.25%       $ 10,824.63        $   262.99
   4           21.55%        2.46%             11.00%       $ 11,099.57        $   269.67
   5           27.63%        2.46%             13.82%       $ 11,381.50        $   276.52
   6           34.01%        2.46%             16.71%       $ 11,670.59        $   283.54
   7           40.71%        1.61%             20.66%       $ 12,066.23        $   191.08
   8           47.75%        1.61%             24.75%       $ 12,475.27        $   197.56
   9           55.13%        1.61%             28.98%       $ 12,898.18        $   204.26
  10           62.89%        1.61%             33.35%       $ 13,335.43        $   211.18
  TOTAL                                                                        $ 2,361.29

102 | Appendix

DWS Dreman Mid Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.37%              5.66%       $ 10,565.76        $   247.20
   3           15.76%        2.37%              8.44%       $ 10,843.64        $   253.70
   4           21.55%        2.37%             11.29%       $ 11,128.83        $   260.37
   5           27.63%        2.37%             14.22%       $ 11,421.51        $   267.22
   6           34.01%        2.37%             17.22%       $ 11,721.90        $   274.25
   7           40.71%        2.37%             20.30%       $ 12,030.19        $   281.46
   8           47.75%        2.37%             23.47%       $ 12,346.58        $   288.86
   9           55.13%        2.37%             26.71%       $ 12,671.29        $   296.46
  10           62.89%        2.37%             30.05%       $ 13,004.55        $   304.26
  TOTAL                                                                        $ 2,681.80

DWS Dreman Small Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               5.75%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        1.21%             -2.18%       $  9,782.21        $   691.20
   2           10.25%        1.21%              1.53%       $ 10,152.95        $   120.61
   3           15.76%        1.21%              5.38%       $ 10,537.75        $   125.18
   4           21.55%        1.21%              9.37%       $ 10,937.13        $   129.92
   5           27.63%        1.21%             13.52%       $ 11,351.65        $   134.85
   6           34.01%        1.21%             17.82%       $ 11,781.88        $   139.96
   7           40.71%        1.21%             22.28%       $ 12,228.41        $   145.26
   8           47.75%        1.21%             26.92%       $ 12,691.87        $   150.77
   9           55.13%        1.21%             31.73%       $ 13,172.89        $   156.48
  10           62.89%        1.21%             36.72%       $ 13,672.14        $   162.41
  TOTAL                                                                        $ 1,956.64

                                                                 Appendix  | 103

DWS Dreman Small Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        2.03%              2.97%       $ 10,297.00        $   206.01
   2           10.25%        2.03%              6.03%       $ 10,602.82        $   212.13
   3           15.76%        2.03%              9.18%       $ 10,917.72        $   218.43
   4           21.55%        2.03%             12.42%       $ 11,241.98        $   224.92
   5           27.63%        2.03%             15.76%       $ 11,575.87        $   231.60
   6           34.01%        2.03%             19.20%       $ 11,919.67        $   238.48
   7           40.71%        1.21%             23.71%       $ 12,371.43        $   146.96
   8           47.75%        1.21%             28.40%       $ 12,840.30        $   152.53
   9           55.13%        1.21%             33.27%       $ 13,326.95        $   158.31
  10           62.89%        1.21%             38.32%       $ 13,832.04        $   164.31
  TOTAL                                                                        $ 1,953.68

DWS Dreman Small Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL           ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                OF RETURN:
               0.00%                   $10,000                      5%

                                                           HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE       YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER   BALANCE AFTER           ANNUAL
              FEES AND     EXPENSE           FEES AND        FEES AND            FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES        EXPENSES            EXPENSES
   1            5.00%        1.96%              3.04%       $ 10,304.00        $   198.98
   2           10.25%        1.96%              6.17%       $ 10,617.24        $   205.03
   3           15.76%        1.96%              9.40%       $ 10,940.01        $   211.26
   4           21.55%        1.96%             12.73%       $ 11,272.58        $   217.68
   5           27.63%        1.96%             16.15%       $ 11,615.27        $   224.30
   6           34.01%        1.96%             19.68%       $ 11,968.37        $   231.12
   7           40.71%        1.96%             23.32%       $ 12,332.21        $   238.15
   8           47.75%        1.96%             27.07%       $ 12,707.11        $   245.39
   9           55.13%        1.96%             30.93%       $ 13,093.41        $   252.85
  10           62.89%        1.96%             34.91%       $ 13,491.45        $   260.53
  TOTAL                                                                        $ 2,285.29

104 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman Concentrated Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) DVF1-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

 SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                            ------------------------

DWS Alternative Asset Allocation          DWS Global Opportunities Fund         DWS Micro Cap Fund
  Plus Fund                               DWS Global Thematic Fund              DWS Mid Cap Growth Fund
DWS Balanced Fund                         DWS GNMA Fund                         DWS New York Tax-Free Income Fund
DWS Blue Chip Fund                        DWS Gold & Precious Metals Fund       DWS RREEF Global Infrastructure Fund
DWS California Tax-Free Income Fund       DWS Growth & Income Fund              DWS RREEF Global Real Estate
DWS Capital Growth Fund                   DWS Health Care Fund                    Securities Fund
DWS Climate Change Fund                   DWS High Income Fund                  DWS RREEF Real Estate Securities Fund
DWS Commodity Securities Fund             DWS High Income Plus Fund             DWS S&p 500 Index Fund
DWS Communications Fund                   DWS Inflation Protected Plus Fund     DWS Select Alternative Allocation Fund
DWS Core Fixed Income Fund                DWS Intermediate Tax/AMT Free Fund    DWS Short Duration Fund
DWS Core Plus Allocation Fund             DWS International Fund                DWS Short Duration Plus Fund
DWS Core Plus Income Fund                 DWS International Select Equity Fund  DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Growth Fund    DWS International Value               DWS Small Cap Core Fund
DWS Disciplined Long/Short Value Fund       Opportunities Fund                  DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund       DWS Japan Equity Fund                 DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund        DWS Large Cap Value Fund              DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund        DWS Large Company Growth Fund         DWS Strategic Income Fund
DWS Dreman Mid Cap Value Fund             DWS Latin America Equity Fund         DWS Target 2010 Fund
DWS Dreman Small Cap Value Fund           DWS LifeCompass 2015 Fund             DWS Target 2011 Fund
DWS EAFE(R) Equity Index Fund             DWS LifeCompass 2020 Fund             DWS Target 2012 Fund
DWS Emerging Markets Equity Fund          DWS LifeCompass 2030 Fund             DWS Target 2013 Fund
DWS Emerging Markets Fixed Income Fund    DWS LifeCompass 2040 Fund             DWS Target 2014 Fund
DWS Enhanced S&p 500 Index Fund           DWS LifeCompass Income Fund           DWS Technology Fund
DWS Equity 500 Index Fund                 DWS LifeCompass Protect Fund          DWS U.S. Bond Index Fund
DWS Equity Income Fund                    DWS LifeCompass Retirement Fund       DWS Value Builder Fund
DWS Equity Partners Fund                  DWS Lifecycle Long Range Fund
DWS Europe Equity Fund                    DWS Managed Municipal Bond Fund
DWS Floating Rate Plus Fund               DWS Massachusetts Tax-Free Fund
DWS Global Bond Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each fund's prospectus:

A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
DMF-3682

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:                              DWS Floating Rate Plus Fund             DWS Mid Cap Growth Fund
   Government & Agency Securities Portfolio       DWS Global Bond Fund                    DWS Money Market Prime Series
   Money Market Portfolio                         DWS Global Opportunities Fund           DWS Money Market Series
   Tax-Exempt Portfolio                           DWS Global Thematic Fund                DWS New York Tax-Free Income Fund
 DWS Alternative Asset Allocation Plus Fund       DWS GNMA Fund                           DWS RREEF Global Infrastructure Fund
 DWS Balanced Fund                                DWS Gold & Precious Metals Fund         DWS RREEF Global Real Estate Securities
 DWS Blue Chip Fund                               DWS Growth & Income Fund                 Fund
 DWS California Tax-Free Income Fund              DWS Health Care Fund                    DWS RREEF Real Estate Securities Fund
 DWS Capital Growth Fund                          DWS High Income Fund                    DWS S&p 500 Index Fund
 DWS Climate Change Fund                          DWS High Income Plus Fund               DWS Short Duration Fund
 DWS Commodity Securities Fund                    DWS Inflation Protected Plus Fund       DWS Short Duration Plus Fund
 DWS Communications Fund                          DWS Intermediate Tax/AMT Free Fund      DWS Short-Term Municipal Bond Fund
 DWS Core Fixed Income Fund                       DWS International Fund                  DWS Small Cap Core Fund
 DWS Core Plus Allocation Fund                    DWS International Select Equity Fund    DWS Small Cap Growth Fund
 DWS Core Plus Income Fund                        DWS International Value Opportunities   DWS Strategic Government Securities Fund
 DWS Disciplined Long/Short Growth Fund             Fund                                  DWS Strategic High Yield Tax Free Fund
 DWS Disciplined Long/Short Value Fund            DWS Japan Equity Fund                   DWS Strategic Income Fund
 DWS Disciplined Market Neutral Fund              DWS Large Cap Value Fund                DWS Target 2010 Fund
 DWS Dreman Concentrated Value Fund               DWS Large Company Growth Fund           DWS Target 2011 Fund
 DWS Dreman High Return Equity Fund               DWS Latin America Equity Fund           DWS Target 2012 Fund
 DWS Dreman Mid Cap Value Fund                    DWS LifeCompass 2015 Fund               DWS Target 2013 Fund
 DWS Dreman Small Cap Value Fund                  DWS LifeCompass 2020 Fund               DWS Target 2014 Fund
 DWS EAFE(R) Equity Index Fund                    DWS LifeCompass 2030 Fund               DWS Technology Fund
 DWS Emerging Markets Equity Fund                 DWS LifeCompass 2040 Fund               DWS U.S. Bond Index Fund
 DWS Emerging Markets Fixed Income Fund           DWS LifeCompass Income Fund             DWS Value Builder Fund
 DWS Enhanced S&p 500 Index Fund                  DWS LifeCompass Protect Fund            Investors Cash Trust:
 DWS Equity 500 Index Fund                        DWS LifeCompass Retirement Fund           Treasury Portfolio
 DWS Equity Income Fund                           DWS Lifecycle Long Range Fund           Tax-Exempt California Money Market Fund
 DWS Equity Partners Fund                         DWS Managed Municipal Bond Fund
 DWS Europe Equity Fund                           DWS Massachusetts Tax-Free Fund
                                                  DWS Micro Cap Fund

--------------------------------------------------------------------------------

On or about  September 25, 2008,  the  following  information  replaces  similar disclosure under "Policies about  transactions" in the "Policies You Should Know
About" section of each fund's/portfolio's prospectuses:

Each  fund/portfolio  accepts  payment  for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic  bank transfer.  A  fund/portfolio  does not accept third party checks.  A third party check is a check made  payable to one or more  parties and offered as payment to one or more other parties  (e.g.,  a check made payable to you that you offer as payment to someone else).  Checks should  normally be payable to DWS Investments and drawn by you or a  financial  institution  on your  behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

September 25, 2008
DMF-3671R

           SUPPLEMENT TO THE CURRENTLY EFFECTIVE INSTITUTIONAL CLASS
               PROSPECTUS OF EACH OF THE LISTED FUNDS/PORTFOLIOS:

                             ----------------------

Cash Reserve Fund, Inc.:                    DWS Dreman Small Cap Value Fund              DWS Large Company Growth Fund
  Prime Series                              DWS EAFE(R) Equity Index Fund                DWS Lifecycle Long Range Fund
DWS Alternative Asset Allocation Plus Fund  DWS Emerging Markets Equity Fund             DWS LifeCompass Income Fund
Cash Management Fund Institutional          DWS Emerging Markets Fixed Income Fund       DWS LifeCompass Protect Fund
DWS Balanced Fund                           DWS Equity 500 Index Fund                    DWS Managed Municipal Bond Fund
DWS Blue Chip Fund                          DWS Equity Income Fund                       DWS Micro Cap Fund
DWS Capital Growth Fund                     DWS Equity Partners Fund                     DWS Mid Cap Growth Fund
DWS Climate Change Fund                     DWS Europe Equity Fund                       DWS Money Market Series
DWS Commodity Securities Fund               DWS Floating Rate Plus Fund                  DWS RREEF Global Real Estate Securities
DWS Communications Fund                     DWS Gold & Precious Metals Fund               Fund
DWS Core Fixed Income Fund                  DWS Growth & Income Fund                     DWS RREEF Global Infrastructure Fund
DWS Core Plus Allocation Fund               DWS Health Care Fund                         DWS RREEF Real Estate Securities Fund
DWS Core Plus Income Fund                   DWS High Income Fund                         DWS Short Duration Fund
DWS Disciplined Long/Short Growth Fund      DWS High Income Plus Fund                    DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Value Fund       DWS Inflation Protected Plus Fund            DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund         DWS Intermediate Tax/AMT Free Fund           DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund          DWS International Fund                       DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund          DWS International Select Equity Fund         DWS Technology Fund
DWS Dreman Mid Cap Value Fund               DWS International Value Opportunities Fund   DWS U.S. Bond Index Fund
                                            DWS Large Cap Value Fund                     DWS Value Builder Fund

--------------------------------------------------------------------------------

On or about July 25, 2008, the following information replaces in its entirety the disclosure under "Investment minimums" in the "Buying and Selling
Institutional Class Shares" section of each fund's/portfolio's Institutional
Class prospectus:

Investment minimums

Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements. The minimum initial investment is waived for:

o  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o  Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.

o  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

July 25, 2008
DMF-3672

o  For DWS Capital Growth Fund, DWS Core Fixed Income Fund, DWS Dreman High
   Return Equity Fund and DWS Dreman Small Cap Value Fund only: Shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell shares of the funds.

o  Registered investment advisors who trade through platforms approved by the
   Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet, or in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

Each fund reserves the right to modify the above eligibility requirements and investment minimums at any time. In addition, each Fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the
Fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.

               Please Retain This Supplement for Future Reference

July 25, 2008
DMF-3672

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                            DWS LARGE CAP VALUE FUND

                       DWS DREMAN CONCENTRATED VALUE FUND

                       DWS DREMAN HIGH RETURN EQUITY FUND

                         DWS DREMAN MID CAP VALUE FUND

                        DWS DREMAN SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 11      DWS Dreman Concentrated
         Value Fund
 18      DWS Dreman High Return
         Equity Fund
 24      DWS Dreman Mid Cap Value
         Fund
 31      DWS Dreman Small Cap Value
         Fund
 37      Other Policies and Secondary
         Risks
 39      Who Manages and Oversees
         the Funds
 45      Financial Highlights

HOW TO INVEST IN THE FUNDS
 51      Buying and Selling
         Institutional Class Shares
 57      Policies You Should Know
         About
 70      Understanding Distributions
         and Taxes
 73      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                  Institutional Class
  ticker symbol                   KDCIX
    fund number                   1486

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

 2.14      -14.90     32.94       9.66      2.28     15.93      13.02
2001       2002       2003       2004      2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 18.80%, Q2 2003              WORST QUARTER: -19.39%, Q3 2002

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                  1 YEAR     5 YEARS   SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                             13.02       14.33          8.93
   Return after Taxes on Distributions              9.03       12.73          7.64
   Return after Taxes on Distributions
   and Sale of Fund Shares                         12.32**     12.28          7.44
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                             -0.17      14.63          7.11
 S&p 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                             5.49       12.83          2.14

*   Inception date for the Institutional Class was June 1, 2000. Index comparison begins on May 31, 2000.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total Return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.42%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses 2                                           0.16
 TOTAL ANNUAL OPERATING EXPENSES 3                          0.58

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

3   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $59         $186         $324         $726

10 | DWS Large Cap Value Fund

                                            Institutional Class
  ticker symbol                             LOPIX
    fund number                             1444

    DWS DREMAN CONCENTRATED VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term growth of capital.

            The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally
            20 to 25 stocks) that represent the portfolio managers' best ideas.
            The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

            The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds ("junk" bonds).
            Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the portfolio managers consider are liquidity ratios, debt management, and return on equity.

                                        DWS Dreman Concentrated Value Fund  | 11

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund's emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified
            portfolio.

            The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

12 | DWS Dreman Concentrated Value Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers.
            Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

                                        DWS Dreman Concentrated Value Fund  | 13

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

14 | DWS Dreman Concentrated Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Concentrated Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

    18.94      2.78
    2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.03%, Q2 2007               WORST QUARTER: -4.59%, Q4 2007

                                        DWS Dreman Concentrated Value Fund  | 15

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR     SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                                2.78             9.98
   Return after Taxes on Distributions                1.28             9.14
   Return after Taxes on Distributions
   and Sale of Fund Shares                            2.88**           8.35
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17           10.62
 S&p 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               5.49            10.49

*   Inception date for the fund was June 2, 2005. Index comparison begins on May
    31, 2005.

**  Return after Taxes on Distributions and Sales of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redmeption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
 capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

16 | DWS Dreman Concentrated Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                            0.80%
 Distribution and/or Service (12b-1) Fees                   None
 Other Expenses                                             0.43
 TOTAL ANNUAL OPERATING EXPENSES                            1.23
 Less Expense Waiver/Reimbursement 2                        0.17
 NET ANNUAL OPERATING EXPENSES 2                            1.06

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund so that the total operating expenses will not exceed 1.06% for Institutional Class shares excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expense in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $108         $374         $659       $1,474

                                        DWS Dreman Concentrated Value Fund  | 17

                                            Institutional Class
  ticker symbol                             KDHIX
    fund number                             539

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&p 500 Index (as of January 31, 2008, the
            S&p 500 Index had a median market capitalization of $11.8
            billion) and that the portfolio managers believe are undervalued.
            The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

18 | DWS Dreman High Return Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

                                        DWS Dreman High Return Equity Fund  | 19

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

20 | DWS Dreman High Return Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

31.81      13.82       8.08     17.76      -0.84
2003       2004       2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 20.52%, Q2 2003              WORST QUARTER: -5.90%, Q1 2003

                                        DWS Dreman High Return Equity Fund  | 21

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                              1 YEAR      5 YEAR    SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                         -0.84        13.62         11.04
   Return after Taxes on Distributions         -2.72        12.86         10.26
   Return after Taxes on Distributions
   and Sale of Fund Shares                     0.73**       11.78          9.43
 S&p 500 INDEX (reflects no deduction
 for fees, expenses or taxes)                  5.49         12.83         11.27

*   Inception date for the Institutional Class was August 19, 2002. Index comparison begins on August 31, 2002.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
 capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

22 | DWS Dreman High Return Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.67%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.12
 TOTAL ANNUAL OPERATING EXPENSES 2                          0.79

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $81         $252         $439         $978

                                        DWS Dreman High Return Equity Fund  | 23

                                       Institutional Class
  ticker symbol                        MIDIX
    fund number                        1417

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

24 | DWS Dreman Mid Cap Value Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

                                             DWS Dreman Mid Cap Value Fund  | 25

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

26 | DWS Dreman Mid Cap Value Fund

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                             DWS Dreman Mid Cap Value Fund  | 27

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

18.45      5.81
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 7.72%, Q2 2007               WORST QUARTER: -3.96%, Q4 2007

28 | DWS Dreman Mid Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR       SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                          5.81              10.93
   Return after Taxes on Distributions          3.76               9.67
   Return after Taxes on Distributions
   and Sale of Fund Shares                      4.21**             8.77
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42              8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                             DWS Dreman Mid Cap Value Fund  | 29

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.75%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.47
 TOTAL ANNUAL OPERATING EXPENSES                           1.22
 Less Expense Waiver/Reimbursement 2                        0.22
 NET ANNUAL OPERATING EXPENSES 2                            1.00

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $102         $365         $649       $ 1,458

30 | DWS Dreman Mid Cap Value Fund

                                         Institutional Class
  ticker symbol                          KDSIX
    fund number                          545

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

                                           DWS Dreman Small Cap Value Fund  | 31

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

32 | DWS Dreman Small Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                           DWS Dreman Small Cap Value Fund  | 33

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class
[GRAPHIC APPEARS HERE]

43.11      25.85      10.11      24.25      2.83
2003       2004       2005       2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 22.34%, Q2 2003              WORST QUARTER: -5.38%, Q1 2003

34 | DWS Dreman Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR      5 YEAR    SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                                2.83         20.43         17.53
   Return after Taxes on Distributions                0.55         19.25         16.39
   Return after Taxes on Distributions
   and Sale of Fund Shares                            3.66**       17.91         15.28
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                              -1.57         16.25         14.84
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                              -9.78         15.80         14.18

*   Inception date for the Institutional Class was August 19, 2002. Index comparison begins on August 31, 2002.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                           DWS Dreman Small Cap Value Fund  | 35

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                     2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________
 Management Fees                                           0.71%
 Distribution and/or Service (12b-1) Fees                 None
 Other Expenses                                            0.15
 Acquired Funds (Underlying Funds) Fees
 and Expenses 2                                             0.01
 TOTAL ANNUAL OPERATING EXPENSES                           0.87

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   The amount indicated is based on the indirect net expenses associated with the fund's investment in the underlying funds for the fiscal year ended
   November 30, 2007.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class         $89         $278         $482       $1,073

36 | DWS Dreman Small Cap Value Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's (except DWS Dreman Concentrated Value
              Fund) 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

                                        Other Policies and Secondary Risks  | 37

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

38 | Other Policies and Secondary Risks

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

                                        Who Manages and Oversees the Funds  | 39

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID
  DWS Large Cap Value Fund                            0.46%
  DWS Dreman Concentrated Value Fund                   0.54%*
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

40 | Who Manages and Oversees the Funds

           The Subadvisors

           Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High
           Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund

           The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman
           High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS
           Dreman Small Cap Value Fund is Dreman Value Management, L.L.C.
           ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM
           was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

                                        Who Manages and Oversees the Funds  | 41

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

42 | Who Manages and Oversees the Funds

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2005.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2006.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2002.
-  Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

                                        Who Manages and Oversees the Funds  | 43

DWS DREMAN CONCENTRATED VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2005.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

44 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share.
The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                         2007            2006            2005          2004           2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  24.44       $   22.91       $  22.19       $  19.98      $  17.13
------------------------------------------     --------       ---------       --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                     .38          .46c              .42            .37           .32
__________________________________________     ________       _________       ________       ________      ________
  Net realized and unrealized gain
  (loss)                                           2.35            2.64            .79           2.17          2.83
------------------------------------------     --------       ---------       --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                 2.73            3.10           1.21           2.54          3.15
__________________________________________     ________       _________       ________       ________      ________
Less distributions from:
  Net investment income                          (  .46)         (  .42)        (  .49)        (  .33)       (  .30)
__________________________________________     ________       _________       ________       ________      ________
  Net realized gains                             (2.15)         (1.15)             -              -             -
__________________________________________     ________       _________       ________       ________      ________
  TOTAL DISTRIBUTIONS                            (2.61)         (1.57)        (  .49)        (  .33)       (  .30)
__________________________________________     ________       _________       ________       ________      ________
Redemption fees                                     .00*            .00*           .00*             -             -
------------------------------------------     --------       ---------       --------       --------      --------
NET ASSET VALUE, END OF PERIOD                 $  24.56       $   24.44       $  22.91       $  22.19      $  19.98
------------------------------------------     --------       ---------       --------       --------      --------
Total Return (%)                                12.13c         14.45b,c         5.64b         12.65b          18.73
------------------------------------------     --------       ---------       --------       --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               61              53             35              8            13
__________________________________________     ________       _________       ________       ________      ________
Ratio of expenses before expense
reductions (%)                                      .58             .66            .68            .94           .87
__________________________________________     ________       _________       ________       ________      ________
Ratio of expenses after expense
reductions (%)                                      .57             .64            .66            .86           .87
__________________________________________     ________       _________       ________       ________      ________
Ratio of net investment income (loss)
     (%)                                           1.63         2.03c             1.91           1.74          1.83
__________________________________________     ________       _________       ________       ________      ________
Portfolio turnover rate (%)                          86              76             56             39            69
------------------------------------------     --------       ---------       --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

c   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 45

DWS Dreman Concentrated Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.96       $  10.08       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .22            .21            .07
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .64           2.08            .08
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .21)        (  .20)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .29)        (  .20)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.31       $  11.96       $  10.08
-------------------------------------------------   --------       --------       --------
Total Return (%)c                                       5.38          20.94            .80**
-------------------------------------------------   --------       --------       --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     6              6              1
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.23           1.50           2.52*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)           .94         .93d             1.41*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)               1.79           1.84           1.43*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.05%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

46 | Financial Highlights

DWS Dreman High Return Equity Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                       2007          2006           2005         2004          2003
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.80       $  44.38      $  41.25      $  36.46      $  30.14
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                       1.10           1.00           .82           .71           .69
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                         .01           7.19          3.04          4.81          6.30
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS              1.11           8.19          3.86          5.52          6.99
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (1.14)        (  .82)       (  .73)       (  .73)       (  .67)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (1.56)        (1.77)       (  .73)       (  .73)       (  .67)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.35       $  50.80      $  44.38      $  41.25      $  36.46
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)                                2.13        18.69b           9.43         15.33         23.58
----------------------------------------    --------       --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           928            914           574           116            88
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                   .79            .83           .79           .83           .92
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                   .79            .80           .79           .83           .92
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              2.12           2.09          1.89          1.85          2.22
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 47

DWS Dreman Mid Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                               2007           2006            2005a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  12.01       $  10.06        $  10.00
-------------------------------------------------   --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .15            .13          (  .00)***
_________________________________________________   ________       ________        ________
  Net realized and unrealized gain (loss)                .78           1.88             .06
-------------------------------------------------   --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                       .93           2.01             .06
_________________________________________________   ________       ________        ________
Less distributions from:
  Net investment income                               (  .13)        (  .06)              -
_________________________________________________   ________       ________        ________
  Net realized gains                                  (  .15)             -               -
_________________________________________________   ________       ________        ________
  TOTAL DISTRIBUTIONS                                 (  .28)        (  .06)              -
_________________________________________________   ________       ________        ________
Redemption fees                                          .00***         .00***          .00***
-------------------------------------------------   --------       --------        --------
NET ASSET VALUE, END OF PERIOD                      $  12.66       $  12.01        $  10.06
-------------------------------------------------   --------       --------        --------
Total Return (%)c                                       7.86          20.06             .60**
-------------------------------------------------   --------       --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     7              7             .6
_________________________________________________   ________       ________        ________
Ratio of expenses before expense reductions (%)         1.22           2.23            6.38*
_________________________________________________   ________       ________        ________
Ratio of expenses after expense reductions (%)           .98        0.90d              2.46*
_________________________________________________   ________       ________        ________
Ratio of net investment income (loss) (%)               1.16           1.21          (  .16)*
_________________________________________________   ________       ________        ________
Portfolio turnover rate (%)                               82             34              10
-------------------------------------------------   --------       --------        --------

a   For the period from August 2, 2005 (commencement of operations) to November
    30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
    The ratio without this reimbursement would have been 1.19%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

48 | Financial Highlights

DWS Dreman Small Cap Value Fund - Institutional Class

YEARS ENDED NOVEMBER 30,                         2007          2006          2005          2004          2003
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.58      $  35.61      $  32.10      $  25.31      $  18.48
------------------------------------------    --------      --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income (loss)a                    .28           .25           .27           .20           .26
__________________________________________    ________      ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                           .93          8.18          3.53          6.81          6.71
------------------------------------------    --------      --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS                1.21          8.43          3.80          7.01          6.97
__________________________________________    ________      ________      ________      ________      ________
Less distributions from:
  Net investment income                         (  .04)       (  .32)            -        (  .22)       (  .14)
__________________________________________    ________      ________      ________      ________      ________
  Net realized gains                            (2.11)       (3.14)       (  .29)            -             -
__________________________________________    ________      ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                           (2.15)       (3.46)       (  .29)       (  .22)       (  .14)
__________________________________________    ________      ________      ________      ________      ________
Redemption fees                                    .00*          .00*          .00*            -             -
------------------------------------------    --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                $  39.64      $  40.58      $  35.61      $  32.10      $  25.31
------------------------------------------    --------      --------      --------      --------      --------
Total Return (%)                                  3.14         25.88         11.91         27.91         38.07
------------------------------------------    --------      --------      --------      --------      --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             123           109            34            15           .619
__________________________________________    ________      ________      ________      ________      _________
Ratio of expenses (%)                              .86           .85           .95           .88           .85
__________________________________________    ________      ________      ________      ________      _________
Ratio of net investment income (loss)
     (%)                                           .75           .73           .84           .76          1.49
__________________________________________    ________      ________      ________      ________      _________
Portfolio turnover rate (%)                         60            48            67            64            67
------------------------------------------    --------      --------      --------      --------      ---------

a   Based on average shares outstanding during the period.

*   Amount is less than $.005.

                                                      Financial Highlights  | 49

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares

           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check
           (along with a completed account application) directly to DWS Scudder
           Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if a fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of a fund's shareholders.

           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           -  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or
              charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           -  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or
              hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

                             Buying and Selling Institutional Class Shares  | 51

           -  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           -  Investment advisory affiliates of Deutsche Bank Securities, Inc.,
              DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           -  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           -  DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
              Fund shareholders with existing Institutional Class accounts prior to July 23, 2007 who purchased shares through certain broker-dealers authorized to sell fund shares.

           -  Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the fund in the aggregate meet (or, in the Advisor's judgment, will meet within a reasonable period of time) the $1,000,000 minimum investment.

           Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time.

           How to contact the transfer agent

  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Scudder Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Scudder Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Scudder Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614

52 | Buying and Selling Institutional Class Shares

           You can reach the automated information line, 24 hours a day,
           7 days a week by calling (800) 621-1048.

           How to open your fund account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to "The
  FUND NUMBER:       Fund's Main Investment Strategy" above for the fund
                     number.

           Please note that your account cannot become activated until we receive a completed account application.

           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Scudder" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. See "Signature Guarantee" for any applicable additional requirements. Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

                             Buying and Selling Institutional Class Shares  | 53

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform
           Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00
           p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Scudder
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                   name) (see "How to open your fund account")

           Refer to your account statement for the account name and number.
           Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your financial advisor or
           Institutional Investment Services at (800) 730-1313. After you
           inform Institutional Investment Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by
           4:00 p.m. Eastern time to wire your account the next business day.

54 | Buying and Selling Institutional Class Shares

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800)
           730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire
           (minimum $1,000), or (2) exchange the shares for Institutional shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial

                             Buying and Selling Institutional Class Shares  | 55

           advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to

56 | Buying and Selling Institutional Class Shares

           retirement plans that obtain record keeping services from ADP, Inc.
           on the DWS Scudder branded retirement plan platform (the "Platform")
           with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

                                            Policies You Should Know About  | 57

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           730-1313.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an
              investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
              Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

58 | Policies You Should Know About

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

                                            Policies You Should Know About  | 59

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the

60 | Policies You Should Know About

           securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

                                            Policies You Should Know About  | 61

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

62 | Policies You Should Know About

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA

                                            Policies You Should Know About  | 63

           contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is
           the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

64 | Policies You Should Know About

           completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800)
           730-1313 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

                                            Policies You Should Know About  | 65

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m.
           Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           730-1313 or contact your financial advisor for more information.

            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
            (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
            In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
            Company Act of 1940. Generally, those

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

66 | Policies You Should Know About

           circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the
           New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign

                                            Policies You Should Know About  | 67

           exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the
              IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain
              certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

68 | Policies You Should Know About

           -  refuse, cancel, limit or rescind any purchase order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services;
           and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

                                            Policies You Should Know About  | 69

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS
           Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

70 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                       -  gains from the sale of
  securities held (or treated as                  securities held by a fund for
  held) by a fund for more than                   one year or less
  one year                                     -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                      -  gains from selling fund
  shares held for more than                       shares held for one year or
  one year                                        less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                                     Understanding Distributions and Taxes  | 71

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

72 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 73

DWS Large Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                             HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.58%              4.42%          $ 10,442.00      $  59.28
   2           10.25%        0.58%              9.04%          $ 10,903.54      $  61.90
   3           15.76%        0.58%             13.85%          $ 11,385.47      $  64.64
   4           21.55%        0.58%             18.89%          $ 11,888.71      $  67.50
   5           27.63%        0.58%             24.14%          $ 12,414.19      $  70.48
   6           34.01%        0.58%             29.63%          $12,962,90       $  73.59
   7           40.71%        0.58%             35.36%          $ 13,535.86      $  76.85
   8           47.75%        0.58%             41.34%          $ 14,134.14      $  80.24
   9           55.13%        0.58%             47.59%          $ 14,758.87      $  83.79
  10           62.89%        0.58%             54.11%          $ 15,411.22      $  87.49
  TOTAL                                                                         $ 725.76

DWS Dreman Concentrated Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER       BALANCE AFTER        ANNUAL
              FEES AND     EXPENSE           FEES AND           FEES AND         FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.06%              3.94%          $ 10,394.00     $   108.09
   2           10.25%        1.23%              7.86%          $ 10,785.85     $   130.26
   3           15.76%        1.23%             11.92%          $ 11,192.48     $   135.17
   4           21.55%        1.23%             16.14%          $ 11,614.44     $   140.26
   5           27.63%        1.23%             20.52%          $ 12,052.30     $   145.55
   6           34.01%        1.23%             25.07%          $ 12,506.67     $   151.04
   7           40.71%        1.23%             29.78%          $ 12,978.17     $   156.73
   8           47.75%        1.23%             34.67%          $ 13,467.45     $   162.64
   9           55.13%        1.23%             39.75%          $ 13,975.17     $   168.77
  10           62.89%        1.23%             45.02%          $ 14,502.04     $   175.13
  TOTAL                                                                        $ 1,473.64

74 | Appendix

DWS Dreman High Return Equity Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.79%              4.21%          $ 10,421.00      $  80.66
   2           10.25%        0.79%              8.60%          $ 10,859.72      $  84.06
   3           15.76%        0.79%             13.17%          $ 11,316.92      $  87.60
   4           21.55%        0.79%             17.93%          $ 11,793.36      $  91.29
   5           27.63%        0.79%             22.90%          $ 12,289.86      $  95.13
   6           34.01%        0.79%             28.07%          $ 12,807.26      $  99.13
   7           40.71%        0.79%             33.46%          $ 13,346.45      $ 103.31
   8           47.75%        0.79%             39.08%          $ 13,908.34      $ 107.66
   9           55.13%        0.79%             44.94%          $ 14,493.88      $ 112.19
  10           62.89%        0.79%             51.04%          $ 15,104.07      $ 116.91
  TOTAL                                                                         $ 977.94

DWS Mid Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND     EXPENSE           FEES AND           FEES AND         FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.00%              4.00%          $ 10,400.00     $   102.00
   2           10.25%        1.22%              7.93%          $ 10,793.12     $   129.28
   3           15.76%        1.22%             12.01%          $ 11,201.10     $   134.16
   4           21.55%        1.22%             16.25%          $ 11,624.50     $   139.24
   5           27.63%        1.22%             20.64%          $ 12,063.91     $   144.50
   6           34.01%        1.22%             25.20%          $ 12,519.92     $   149.96
   7           40.71%        1.22%             29.93%          $ 12,993.18     $   155.63
   8           47.75%        1.22%             34.84%          $ 13,484.32     $   161.51
   9           55.13%        1.22%             39.94%          $ 13,994.03     $   167.62
  10           62.89%        1.22%             45.23%          $ 14,523.00     $   173.95
  TOTAL                                                                        $ 1,457.85

                                                                  Appendix  | 75

DWS Small Cap Value Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.87%              4.13%           $ 10,413.00    $    88.80
   2           10.25%        0.87%              8.43%           $ 10,843.06    $    92.46
   3           15.76%        0.87%             12.91%           $ 11,290.88    $    96.28
   4           21.55%        0.87%             17.57%           $ 11,757.19    $   100.26
   5           27.63%        0.87%             22.43%           $ 12,242.76    $   104.40
   6           34.01%        0.87%             27.48%           $ 12,748.39    $   108.71
   7           40.71%        0.87%             32.75%           $ 13,274.89    $   113.20
   8           47.75%        0.87%             38.23%           $ 13,823.15    $   117.88
   9           55.13%        0.87%             43.94%           $ 14,394.04    $   122.74
  10           62.89%        0.87%             49.89%           $ 14,988.52    $   127.81
  TOTAL                                                                        $ 1,072.54

76 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219210            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9210               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman Concentrated Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) DVF1-1-IN
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

 SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

                            ------------------------

DWS Alternative Asset Allocation          DWS Global Opportunities Fund         DWS Micro Cap Fund
  Plus Fund                               DWS Global Thematic Fund              DWS Mid Cap Growth Fund
DWS Balanced Fund                         DWS GNMA Fund                         DWS New York Tax-Free Income Fund
DWS Blue Chip Fund                        DWS Gold & Precious Metals Fund       DWS RREEF Global Infrastructure Fund
DWS California Tax-Free Income Fund       DWS Growth & Income Fund              DWS RREEF Global Real Estate
DWS Capital Growth Fund                   DWS Health Care Fund                    Securities Fund
DWS Climate Change Fund                   DWS High Income Fund                  DWS RREEF Real Estate Securities Fund
DWS Commodity Securities Fund             DWS High Income Plus Fund             DWS S&P 500 Index Fund
DWS Communications Fund                   DWS Inflation Protected Plus Fund     DWS Select Alternative Allocation Fund
DWS Core Fixed Income Fund                DWS Intermediate Tax/AMT Free Fund    DWS Short Duration Fund
DWS Core Plus Allocation Fund             DWS International Fund                DWS Short Duration Plus Fund
DWS Core Plus Income Fund                 DWS International Select Equity Fund  DWS Short-Term Municipal Bond Fund
DWS Disciplined Long/Short Growth Fund    DWS International Value               DWS Small Cap Core Fund
DWS Disciplined Long/Short Value Fund       Opportunities Fund                  DWS Small Cap Growth Fund
DWS Disciplined Market Neutral Fund       DWS Japan Equity Fund                 DWS Strategic Government Securities Fund
DWS Dreman Concentrated Value Fund        DWS Large Cap Value Fund              DWS Strategic High Yield Tax Free Fund
DWS Dreman High Return Equity Fund        DWS Large Company Growth Fund         DWS Strategic Income Fund
DWS Dreman Mid Cap Value Fund             DWS Latin America Equity Fund         DWS Target 2010 Fund
DWS Dreman Small Cap Value Fund           DWS LifeCompass 2015 Fund             DWS Target 2011 Fund
DWS EAFE(R) Equity Index Fund             DWS LifeCompass 2020 Fund             DWS Target 2012 Fund
DWS Emerging Markets Equity Fund          DWS LifeCompass 2030 Fund             DWS Target 2013 Fund
DWS Emerging Markets Fixed Income Fund    DWS LifeCompass 2040 Fund             DWS Target 2014 Fund
DWS Enhanced S&p 500 Index Fund           DWS LifeCompass Income Fund           DWS Technology Fund
DWS Equity 500 Index Fund                 DWS LifeCompass Protect Fund          DWS U.S. Bond Index Fund
DWS Equity Income Fund                    DWS LifeCompass Retirement Fund       DWS Value Builder Fund
DWS Equity Partners Fund                  DWS Lifecycle Long Range Fund
DWS Europe Equity Fund                    DWS Managed Municipal Bond Fund
DWS Floating Rate Plus Fund               DWS Massachusetts Tax-Free Fund
DWS Global Bond Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure regarding the schedule for posting portfolio holdings in the "Other Policies and Risks -- For more information" section of each fund's prospectus:

A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

               Please Retain This Supplement for Future Reference

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 27, 2008
DMF-3682

    SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED
                                FUNDS/PORTFOLIOS:

                             ----------------------

 Cash Account Trust:                              DWS Floating Rate Plus Fund             DWS Mid Cap Growth Fund
   Government & Agency Securities Portfolio       DWS Global Bond Fund                    DWS Money Market Prime Series
   Money Market Portfolio                         DWS Global Opportunities Fund           DWS Money Market Series
   Tax-Exempt Portfolio                           DWS Global Thematic Fund                DWS New York Tax-Free Income Fund
 DWS Alternative Asset Allocation Plus Fund       DWS GNMA Fund                           DWS RREEF Global Infrastructure Fund
 DWS Balanced Fund                                DWS Gold & Precious Metals Fund         DWS RREEF Global Real Estate Securities
 DWS Blue Chip Fund                               DWS Growth & Income Fund                  Fund
 DWS California Tax-Free Income Fund              DWS Health Care Fund                    DWS RREEF Real Estate Securities Fund
 DWS Capital Growth Fund                          DWS High Income Fund                    DWS S&p 500 Index Fund
 DWS Climate Change Fund                          DWS High Income Plus Fund               DWS Short Duration Fund
 DWS Commodity Securities Fund                    DWS Inflation Protected Plus Fund       DWS Short Duration Plus Fund
 DWS Communications Fund                          DWS Intermediate Tax/AMT Free Fund      DWS Short-Term Municipal Bond Fund
 DWS Core Fixed Income Fund                       DWS International Fund                  DWS Small Cap Core Fund
 DWS Core Plus Allocation Fund                    DWS International Select Equity Fund    DWS Small Cap Growth Fund
 DWS Core Plus Income Fund                        DWS International Value Opportunities   DWS Strategic Government Securities Fund
 DWS Disciplined Long/Short Growth Fund             Fund                                  DWS Strategic High Yield Tax Free Fund
 DWS Disciplined Long/Short Value Fund            DWS Japan Equity Fund                   DWS Strategic Income Fund
 DWS Disciplined Market Neutral Fund              DWS Large Cap Value Fund                DWS Target 2010 Fund
 DWS Dreman Concentrated Value Fund               DWS Large Company Growth Fund           DWS Target 2011 Fund
 DWS Dreman High Return Equity Fund               DWS Latin America Equity Fund           DWS Target 2012 Fund
 DWS Dreman Mid Cap Value Fund                    DWS LifeCompass 2015 Fund               DWS Target 2013 Fund
 DWS Dreman Small Cap Value Fund                  DWS LifeCompass 2020 Fund               DWS Target 2014 Fund
 DWS EAFE(R) Equity Index Fund                    DWS LifeCompass 2030 Fund               DWS Technology Fund
 DWS Emerging Markets Equity Fund                 DWS LifeCompass 2040 Fund               DWS U.S. Bond Index Fund
 DWS Emerging Markets Fixed Income Fund           DWS LifeCompass Income Fund             DWS Value Builder Fund
 DWS Enhanced S&p 500 Index Fund                  DWS LifeCompass Protect Fund            Investors Cash Trust:
 DWS Equity 500 Index Fund                        DWS LifeCompass Retirement Fund           Treasury Portfolio
 DWS Equity Income Fund                           DWS Lifecycle Long Range Fund           Tax-Exempt California Money Market Fund
 DWS Equity Partners Fund                         DWS Managed Municipal Bond Fund
 DWS Europe Equity Fund                           DWS Massachusetts Tax-Free Fund
                                                  DWS Micro Cap Fund

--------------------------------------------------------------------------------

On or about  September 25, 2008,  the  following  information  replaces  similar disclosure under "Policies about  transactions" in the "Policies You Should Know
About" section of each fund's/portfolio's prospectuses:

Each  fund/portfolio  accepts  payment  for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic  bank transfer.  A  fund/portfolio  does not accept third party checks.  A third party check is a check made  payable to one or more  parties and offered as payment to one or more other parties  (e.g.,  a check made payable to you that you offer as payment to someone else).  Checks should  normally be payable to DWS Investments and drawn by you or a  financial  institution  on your  behalf with your name or account number included with the check.

               Please Retain This Supplement for Future Reference

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

September 25, 2008
DMF-3671R

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------
                                    CLASS S

                            DWS LARGE CAP VALUE FUND

                       DWS DREMAN HIGH RETURN EQUITY FUND

                         DWS DREMAN MID CAP VALUE FUND

                        DWS DREMAN SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 11      DWS Dreman High Return
         Equity Fund
 17      DWS Dreman Mid Cap Value
         Fund
 24      DWS Dreman Small Cap Value
         Fund
 30      Other Policies and Secondary
         Risks
 32      Who Manages and Oversees
         the Funds
 37      Financial Highlights

HOW TO INVEST IN THE FUNDS
 42      How to Buy Shares
 43      How to Exchange or Sell
         Shares
 46      Policies You Should Know
         About
 59      Understanding Distributions
         and Taxes
 62      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                  Class S
  ticker symbol                   KDCSX
    fund number                   2312

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p  500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.
            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

 2.20     15.91      12.89
2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

Best Quarter: 6.05%, Q3 2006               Worst Quarter: -1.57%, Q1 2005

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR    SINCE INCEPTION*

 CLASS S
   Return before Taxes                                12.89         10.71
   Return after Taxes on Distributions                 8.92          8.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            12.23**        8.94**
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                                -0.17         9.32
 S&p  500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                                5.49          8.62

 *   Class S commenced operations on December 20, 2004. Index comparisons are as of December 31, 2004.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in a assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
 capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.42%
 Distribution and/or Service (12b-1) Fee                 None
 Other Expenses 2                                          0.25
 TOTAL ANNUAL OPERATING EXPENSES 3                         0.67

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" also include an administrative services fee paid to the
   Advisor in the amount of 0.10%.

3   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares         $68         $214         $373         $835

10 | DWS Large Cap Value Fund

                                            Class S
  ticker symbol                             KDHSX
    fund number                             2387

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&p 500 Index (as of January 31, 2008, the
            S&p 500 Index had a median market capitalization of $11.8
            billion) and that the portfolio managers believe are undervalued.
            The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&p  500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

                                        DWS Dreman High Return Equity Fund  | 11

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

12 | DWS Dreman High Return Equity Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                        DWS Dreman High Return Equity Fund  | 13

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

[GRAPHIC APPEARS HERE]

17.62      -1.03
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 6.75%, Q4 2006               WORST QUARTER: -5.85%, Q4 2007

14 | DWS Dreman High Return Equity Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                              1 YEAR       SINCE INCEPTION*
 CLASS S
   Return before Taxes                         -1.03              7.46
   Return after Taxes on Distributions         -2.88              6.44
   Return after Taxes on Distributions
   and Sale of Fund Shares                     0.57**             6.18
 S&p  500 (reflects no deductions for
 fees, expenses or taxes)                      5.49               9.30

 *   Inception date for Class S was February 28, 2005. Index comparison begins on February 28, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower had certain expenses not been reduced.

STANDARD & POOR'S 500 INDEX (S&p 500) is an unmanaged,
capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                        DWS Dreman High Return Equity Fund  | 15

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.67%
 Distribution and/or Service (12b-1) Fee                  None
 Other Expenses                                           0.31
 TOTAL ANNUAL OPERATING EXPENSES                          0.98

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $100         $312         $542       $1,201

16 | DWS Dreman High Return Equity Fund

                                       Class S
  ticker symbol                        MIDTX
    fund number                        2117

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

                                             DWS Dreman Mid Cap Value Fund  | 17

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

18 | DWS Dreman Mid Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                             DWS Dreman Mid Cap Value Fund  | 19

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

20 | DWS Dreman Mid Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

18.29      5.72
2006       2007

                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 7.64%, Q2 2007               WORST QUARTER: -3.98%, Q4 2007

                                             DWS Dreman Mid Cap Value Fund  | 21

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR       SINCE INCEPTION*
 CLASS S
   Return before Taxes                          5.72              10.79
   Return after Taxes on Distributions          3.67               9.54
   Return after Taxes on Distributions
   and Sale of Fund Shares                      4.15**             8.65
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42              8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

22 | DWS Dreman Mid Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.75%
 Distribution and/or Service (12b-1) Fee                  None
 Other Expenses                                           0.62
 TOTAL ANNUAL OPERATING EXPENSES                          1.37
 Less Expense Waiver/Reimbursement 2                       0.37
 NET ANNUAL OPERATING EXPENSES 2                           1.00

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2
  Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $102         $397         $715       $1,614

                                             DWS Dreman Mid Cap Value Fund  | 23

                                         Class S
  ticker symbol                          KDSSX
    fund number                          2389

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

24 | DWS Dreman Small Cap Value Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

                                           DWS Dreman Small Cap Value Fund  | 25

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

26 | DWS Dreman Small Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

24.21      2.68
2006       2007

                FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 14.79%, Q1 2006              WORST QUARTER: -4.19%, Q3 2007

                                           DWS Dreman Small Cap Value Fund  | 27

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR     SINCE INCEPTION*
 CLASS S
   Return before Taxes                                2.68            12.25
   Return after Taxes on Distributions                0.47            10.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            3.55**          10.21
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               -1.57            8.20
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -9.78            6.33

 *   Inception date for Class S was February 28, 2005. Index comparisons began on February 28, 2005.

**   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in a assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately
 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

28 | DWS Dreman Small Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S
 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.71%
 Distribution and/or Service (12b-1) Fee                  None
 Other Expenses                                           0.34
 Acquired Funds (Underlying Funds) Fees
 and Expenses 2                                           0.01
 TOTAL ANNUAL OPERATING EXPENSES                          1.06

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   The amount indicated is based on the indirect net expenses associated with the fund's investment in the underlying funds for the fiscal year ended
   November 30, 2007.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $108         $337         $585       $1,294

                                           DWS Dreman Small Cap Value Fund  | 29

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

30 | Other Policies and Secondary Risks

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other fund information is posted on
           www.dws-scudder.com

                                        Other Policies and Secondary Risks  | 31

           as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

32 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID
  DWS Large Cap Value Fund                            0.46%
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

           The Subadvisors

           Subadvisor for DWS Dreman High Return Equity Fund, DWS Dreman Mid
           Cap Value Fund and DWS Dreman Small Cap Value Fund

           The subadvisor for DWS Dreman High Return Equity Fund, DWS Dreman
           Mid Cap Value Fund and DWS Dreman Small Cap Value Fund is Dreman
           Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite
           230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts

                                        Who Manages and Oversees the Funds  | 33

           and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

34 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

                                        Who Manages and Oversees the Funds  | 35

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2006.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
- Joined the fund team in 2006.
- Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
- BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2002.
- Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
- Joined the fund team in 2006.
- Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
- BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

36 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share.
The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.40       $  22.88       $  22.21
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .36         .45d              .40
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)               2.35           2.63            .55
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                      2.71           3.08            .95
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .44)        (  .41)        (  .28)
_________________________________________________   ________       ________       ________
  Net realized gains                                  (2.15)        (1.15)             -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (2.59)        (1.56)        (  .28)
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  24.52       $  24.40       $  22.88
-------------------------------------------------   --------       --------       --------
Total Return (%)                                     12.06c         14.33d            4.33**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 1,394          1,438          1,483
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)          .67            .71            .68*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)           .66            .71            .68*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)               1.54        1.96d             1.89*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               86             76             56
-------------------------------------------------   --------       --------       --------

a   For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 37

DWS Dreman High Return Equity Fund - Class S

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  50.75       $  44.38       $  43.74
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                1.00            .91            .59
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .01           7.22            .61
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                      1.01           8.13           1.20
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (1.06)        (  .81)        (  .56)
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .42)        (  .95)             -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (1.48)        (1.76)        (  .56)
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  50.28       $  50.75       $  44.38
-------------------------------------------------   --------       --------       --------
Total Return (%)                                        1.95        18.53c            2.77**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   288            171             38
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)          .98            .98            .84*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)           .98            .97            .84*
_________________________________________________   ________       ________       ________
Ratio of net investment income (%)                      1.93           1.92           1.81*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               27             32              9
-------------------------------------------------   --------       --------       --------

a   For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

38 | Financial Highlights

DWS Dreman Mid Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                               2007           2006            2005a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.97       $  10.05        $  10.00
-------------------------------------------------   --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .14            .13          (  .00)***
_________________________________________________   ________       ________        ________
  Net realized and unrealized gain (loss)                .80           1.85             .05
-------------------------------------------------   --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                       .94           1.98             .05
_________________________________________________   ________       ________        ________
Less distributions from:
  Net investment income                               (  .12)        (  .06)              -
_________________________________________________   ________       ________        ________
  Net realized gains                                  (  .15)             -               -
_________________________________________________   ________       ________        ________
  TOTAL DISTRIBUTIONS                                 (  .27)        (  .06)              -
_________________________________________________   ________       ________        ________
Redemption fees                                          .00***         .00***          .00***
-------------------------------------------------   --------       --------        --------
NET ASSET VALUE, END OF PERIOD                      $  12.64       $  11.97        $  10.05
-------------------------------------------------   --------       --------        --------
Total Return (%)c                                       7.88          19.88             .50**
-------------------------------------------------   --------       --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------    --------
Net assets, end of period ($ millions)                    14              6               2
_________________________________________________   ________       ________        ________
Ratio of expenses before expense reductions (%)         1.37           2.27            6.38*
_________________________________________________   ________       ________        ________
Ratio of expenses after expense reductions (%)          1.00         .90d              2.46*
_________________________________________________   ________       ________        ________
Ratio of net investment income (loss) (%)               1.14           1.21          (  .16)*
_________________________________________________   ________       ________        ________
Portfolio turnover rate (%)                               82             34              10
-------------------------------------------------   --------       --------        --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 1.19%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 39

DWS Dreman Small Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                         2007           2006           2005a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.37       $  35.44       $  33.09
-------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                    .21            .23            .25
___________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)          .94           8.14           2.39
-------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                1.15           8.37           2.64
___________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                         (  .02)        (  .30)             -
___________________________________________   ________       ________       ________
  Net realized gains                            (2.11)        (3.14)        (  .29)
___________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                           (2.13)        (3.44)        (  .29)
___________________________________________   ________       ________       ________
Redemption fees                                    .00***         .00***         .00***
-------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  39.39       $  40.37       $  35.44
-------------------------------------------   --------       --------       --------
Total Return (%)                                  2.99          25.84           8.05**
-------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             216            154              4
___________________________________________   ________       ________       ________
Ratio of expenses (%)                             1.05            .89            .98*
___________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)          .56            .69            .97*
___________________________________________   ________       ________       ________
Portfolio turnover rate (%)                         60             48             67
-------------------------------------------   --------       --------       --------

a   For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

40 | Financial Highlights

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the funds' distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to BUY Shares

 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts          $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Scudder investment slip or
 -  Fill out and sign an application
                                              short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Scudder"                                    -  check payable to "DWS Scudder"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or        -  Call (800) 728-3337 to ensure you have
  log in if already registered                electronic services
 -  Print out a prospectus and a new          -  Register at www.dws-scudder.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

42 | How to Buy Shares

How to EXCHANGE or SELL Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-scudder.com
               TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

                                            How to Sell or Exchange Shares  | 43

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
           Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

44 | How to Sell or Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

                                            How to Sell or Exchange Shares  | 45

           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6
p.m. Eastern time on any fund business day by calling (800) 728-3337.

46 | Policies You Should Know About

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
              Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

                                            Policies You Should Know About  | 47

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

48 | Policies You Should Know About

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

            INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is
            $1,000 per account. In addition, the minimum initial investment is
            $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a

                                            Policies You Should Know About  | 49

           financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g.,
           "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including

50 | Policies You Should Know About

           exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or

                                            Policies You Should Know About  | 51

           operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

52 | Policies You Should Know About

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their

                                            Policies You Should Know About  | 53

           sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the
           Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

            TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
            automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

54 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 55

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
           In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

56 | Policies You Should Know About

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

                                            Policies You Should Know About  | 57

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the
              IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain
              certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

58 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, and DWS Dreman High Return Equity Fund
           each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman
           Mid Cap Value Fund and DWS Dreman Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in
           December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 59

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                   GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                            INCOME RATES:
DISTRIBUTIONS FROM A FUND
- gains from the sale of                       -  gains from the sale of
  securities held (or treated as                  securities held by a fund for
  held) by a fund for more than                   one year or less
  one year                                     -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                      -  gains from selling fund
  shares held for more than                       shares held for one year or
  one year                                        less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

60 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

                                     Understanding Distributions and Taxes  | 61

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

62 | Appendix

DWS Large Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
   1            5.00%        0.67%              4.33%       $ 10,433.00         $  68.45
   2           10.25%        0.67%              8.85%       $ 10,884.75         $  71.41
   3           15.76%        0.67%             13.56%       $ 11,356.06         $  74.51
   4           21.55%        0.67%             18.48%       $ 11,847.78         $  77.73
   5           27.63%        0.67%             23.61%       $ 12,360.78         $  81.10
   6           34.01%        0.67%             28.96%       $ 12,896.01         $  84.61
   7           40.71%        0.67%             34.54%       $ 13,454.40         $  88.27
   8           47.75%        0.67%             40.37%       $ 14,036.98         $  92.10
   9           55.13%        0.67%             46.45%       $ 14,644.78         $  96.08
  10           62.89%        0.67%             42.79%       $ 15,278.90         $ 100.24
  TOTAL                                                                         $ 834.50

DWS Dreman High Return Equity Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER       BALANCE AFTER         ANNUAL
              FEES AND     EXPENSE           FEES AND           FEES AND          FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES          EXPENSES
   1            5.00%        0.98%              4.02%          $ 10,402.00     $    99.97
   2           10.25%        0.98%              8.20%          $ 10,820.16     $   103.99
   3           15.76%        0.98%             12.55%          $ 11,255.13     $   108.17
   4           21.55%        0.98%             17.08%          $ 11,707.59     $   112.52
   5           27.63%        0.98%             21.78%          $ 12,178.23     $   117.04
   6           34.01%        0.98%             26.68%          $ 12,667.80     $   121.75
   7           40.71%        0.98%             31.77%          $ 13,177.04     $   126.64
   8           47.75%        0.98%             37.07%          $ 13,706.76     $   131.73
   9           55.13%        0.98%             42.58%          $ 14,257.77     $   137.03
  10           62.89%        0.98%             48.31%          $ 14,830.93     $   142.53
  TOTAL                                                                        $ 1,201.37

                                                                  Appendix  | 63

DWS Dreman Mid Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.00%              4.00%          $ 10,400.00     $   102.00
   2           10.25%        1.37%              7.78%          $ 10,777.52     $   145.07
   3           15.76%        1.37%             11.69%          $ 11,168.74     $   150.33
   4           21.55%        1.37%             15.74%          $ 11,574.17     $   155.79
   5           27.63%        1.37%             19.94%          $ 11,994.31     $   161.44
   6           34.01%        1.37%             24.30%          $ 12,429.71     $   167.30
   7           40.71%        1.37%             28.81%          $ 12,880.90     $   173.38
   8           47.75%        1.37%             33.48%          $ 13,348.48     $   179.67
   9           55.13%        1.37%             38.33%          $ 13,833.03     $   186.19
  10           62.89%        1.37%             43.35%          $ 14,335.17     $   192.95
  TOTAL                                                                        $ 1,614.12

DWS Dreman Small Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND     EXPENSE           FEES AND           FEES AND         FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.06%              3.94%          $ 10,394.00     $   108.09
   2           10.25%        1.06%              8.04%          $ 10,803.52     $   112.35
   3           15.76%        1.06%             12.29%          $ 11,229.18     $   116.77
   4           21.55%        1.06%             16.72%          $ 11,671.61     $   121.37
   5           27.63%        1.06%             21.31%          $ 12,131.47     $   126.16
   6           34.01%        1.06%             26.09%          $ 12,609.45     $   131.13
   7           40.71%        1.06%             31.06%          $ 13,106.27     $   136.29
   8           47.75%        1.06%             36.23%          $ 13,622.65     $   141.66
   9           55.13%        1.06%             41.59%          $ 14,159.39     $   147.24
  10           62.89%        1.06%             47.17%          $ 14,717.27     $   153.05
  TOTAL                                                                        $ 1,294.11

64 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) 117/312/387/
389-2

[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                             DWS Equity Income Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Income Fund                    DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
September 23, 2008
DMF-3681

New accounts may be opened for:

o    transfers  of shares from  existing  accounts in this fund  (including  IRA rollovers);

o    officers,  Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement,  employee stock bonus, pension or profit sharing plan using the Flex subaccount  recordkeeping  system made available through ADP
     Inc. under an alliance with DWS  Investments  Distributors,  Inc.  ("DIDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan,  that includes the fund as an investment  option as of the shareholder meeting date;

o    purchases  through  any  comprehensive  or "wrap" fee  program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation  Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

September 23, 2008
DMF-3681

                                       2

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

                             DWS EQUITY INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 13      Other Policies and Secondary
         Risks
 15      Who Manages and Oversees
         the Fund
 18      Financial Highlights

HOW TO INVEST IN THE FUND
 23      Choosing a Share Class
 29      How to Buy Class A, B and C
         Shares
 30      How to Exchange or Sell
         Class A, B and C Shares
 33      Policies You Should Know
         About
 45      Understanding Distributions
         and Taxes
 49      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                             Class A    Class B    Class C
  ticker symbol              SDDAX      SDDBX      SDDCX
    fund number              290        390        690

    DWS EQUITY INCOME FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities.
            The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's 500
            Composite Stock Index (S&p 500).

            Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of temporarily lower federal tax rates with respect to a portion of the dividend income generated by the fund. See "Understanding Distributions and Taxes"
            for more information. The fund is not, however, managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25%
            of its assets in foreign securities.

            The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

            Portfolio management begins by screening for stocks whose
            price-to-earnings ratios are below the average for the S&p 500.
            Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that appear to be financially sound and have strong potential for long-term growth.

4 | DWS Equity Income Fund

            Portfolio management assembles the fund's common stock portfolio from among what it believes to be the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Portfolio management may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies
            represented.

            Portfolio management will normally sell a security when it believes the income or growth potential of the security has changed, a predetermined price target has been achieved, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

            OTHER INVESTMENTS. Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds.

            The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the

                                                     DWS Equity Income Fund  | 5

            value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities.
            This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

6 | DWS Equity Income Fund

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/
            or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social
            developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                     DWS Equity Income Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements.

            -  if the fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the fund's expenses, but also similar expenses of the investment company.

8 | DWS Equity Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The inception date for Class A, B and C shares is August 29, 2003.

DWS Equity Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

11.05     4.22     18.83      3.73
2004     2005      2006       2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -20.96%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.11%, Q4 2004                  WORST QUARTER: -2.82%, Q4 2007

                                                     DWS Equity Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                     1 YEAR     SINCE INCEPTION*
 CLASS A
   Return before Taxes                                -2.23           10.01
   Return after Taxes on Distributions                -2.69            8.54
   Return after Taxes on Distributions
   and Sale of Fund Shares                            -0.82**          8.19
 CLASS B (Return before Taxes)                        -0.02           10.33
 CLASS C (Return before Taxes)                         3.00           10.65
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -0.17           13.35

     Total returns would have been lower if operating expenses hadn't been reduced.

 *   The fund commenced operations on August 29, 2003. Index comparison begins
     August 31, 2003.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Equity Income Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS A      CLASS B    CLASS C
 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1      None       None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                   None2          4.00%      1.00%
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable)3                 2.00          2.00       2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________________
 Management Fee                                   0.67%       0.67%      0.67%
 Distribution/Service (12b-1) Fee                 0.23          0.97       0.98
 Other Expenses4                                  0.43          0.48       0.42
 TOTAL ANNUAL OPERATING EXPENSES                  1.33          2.12       2.07
 Less Expense Waivers/
 Reimbursements5                                  0.08          0.12       0.07
 NET ANNUAL OPERATING EXPENSES5                   1.25          2.00       2.00

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" includes an administrative service fee paid to the Advisor in the amount of 0.10%.

5   Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that the fund's total annual operating expenses will not exceed 1.25% for Class A shares and 2.00% for both Class B and
   Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                                    DWS Equity Income Fund  | 11

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS
 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $695         $965       $1,255       $2,078
 Class B shares*         603          952        1,328        2,056
 Class C shares          303          642        1,107        2,394

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $695         $965       $1,255       $2,078
 Class B shares*         203          652        1,128        2,056
 Class C shares          203          642        1,107        2,394

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.^

12 | DWS Equity Income Fund

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's
              80% investment policy as described herein.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk.
              This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  Due to the fund's investments in dividend-paying equities, it is likely that a portion of fund distributions will be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the fund and shareholder.
              However, a portion of the fund's dividend income from
              dividend-paying equity securities may not qualify. For more information, please see "Understanding Distributions and Taxes,"
              below, and "Taxes" in the Statement of Additional Information.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives,

                                        Other Policies and Secondary Risks  | 13

           to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

14 | Other Policies and Secondary Risks

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

                                         Who Manages and Oversees the Fund  | 15

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below are the actual rates paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                               FEE PAID
  DWS Equity Income Fund                  0.65%

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the semi-annual period ended January
           31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

16 | Who Manages and Oversees the Fund

Portfolio management

The following person handles the day-to-day management of the fund.

David Hone, CFA
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
- Prior to that, eight years of experience as an analyst for Chubb & Son.
- Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity
   Income Fund Strategy: New York.
- Joined the fund in 2003.
- BA, Villanova University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                         Who Manages and Oversees the Fund  | 17

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers
LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

18 | Financial Highlights

DWS Equity Income Fund - Class A

YEARS ENDED JULY 31,                  2008           2007           2006           2005         2004 a
SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  12.14       $  12.26       $  12.12       $  11.11       $ 10.00
--------------------------------   --------       --------       --------       --------       -------
Income (loss) from
investment operations:
  Net investment income b               .19            .25            .29            .39           .25
________________________________   ________       ________       ________       ________       _______
  Net realized and unrealized
  gain (loss)                        (1.92)          1.27            .66           1.16          1.04
--------------------------------   --------       --------       --------       --------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (1.73)          1.52            .95           1.55          1.29
________________________________   ________       ________       ________       ________       _______
Less distributions from:
  Net investment income              (  .20)        (  .26)        (  .29)        (  .39)       (  .18)
________________________________   ________       ________       ________       ________       _______
  Net realized gains                 (  .17)        (1.38)        (  .52)        (  .15)            -
--------------------------------   --------       --------       --------       --------       -------
  TOTAL DISTRIBUTIONS                (  .37)        (1.64)        (  .81)        (  .54)       (  .18)
________________________________   ________       ________       ________       ________       _______
Redemption fees                         .00***         .00***         .00***         .00***          -
--------------------------------   --------       --------       --------       --------       -------
NET ASSET VALUE, END OF
PERIOD                             $  10.04       $  12.14       $  12.26       $  12.12       $ 11.11
--------------------------------   --------       --------       --------       --------       -------
Total Return (%)c,d                  (14.66)         12.66           8.31          14.35         12.83**
--------------------------------   --------       --------       --------       --------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             42             71             69             84            70
________________________________   ________       ________       ________       ________       _______
Ratio of expenses before
expense reductions (%)                 1.33           1.27           1.41           1.32          1.32*
________________________________   ________       ________       ________       ________       _______
Ratio of expenses after
expense reductions (%)                 1.22           1.16            .97            .95           .95*
________________________________   ________       ________       ________       ________       _______
Ratio of net investment
income (%)                             1.63           2.06           2.46           3.29          2.60*
________________________________   ________       ________       ________       ________       _______
Portfolio turnover rate (%)              58             42             61             67            17*
--------------------------------   --------       --------       --------       --------       -------

a   For the period from August 29, 2003 (commencement of operations) to July 31,
    2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 19

DWS Equity Income Fund - Class B

YEARS ENDED JULY 31,                  2008           2007           2006           2005         2004 a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  12.15       $  12.25       $  12.12       $  11.10       $ 10.00
--------------------------------   --------       --------       --------       --------       -------
Income (loss) from
investment operations:
  Net investment income b               .10            .15            .20            .29           .17
________________________________   ________       ________       ________       ________       _______
  Net realized and unrealized
  gain (loss)                        (1.92)          1.29            .64           1.17          1.04
--------------------------------   --------       --------       --------       --------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (1.82)          1.44            .84           1.46          1.21
________________________________   ________       ________       ________       ________       _______
Less distributions from:
  Net investment income              (  .11)        (  .16)        (  .19)        (  .29)       (  .11)
________________________________   ________       ________       ________       ________       _______
  Net realized gains                 (  .17)        (1.38)        (  .52)        (  .15)            -
--------------------------------   --------       --------       --------       --------       -------
  TOTAL DISTRIBUTIONS                (  .28)        (1.54)        (  .71)        (  .44)       (  .11)
________________________________   ________       ________       ________       ________       _______
Redemption fees                         .00***         .00***         .00***         .00***          -
--------------------------------   --------       --------       --------       --------       -------
NET ASSET VALUE, END OF
PERIOD                             $  10.05       $  12.15       $  12.25       $  12.12       $ 11.10
--------------------------------   --------       --------       --------       --------       -------
Total Return (%)c,d                  (15.33)         11.91           7.31          13.39         12.13**
--------------------------------   --------       --------       --------       --------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             15             22             22             23            18
________________________________   ________       ________       ________       ________       _______
Ratio of expenses before
expense reductions (%)                 2.12           2.05           2.18           2.09          2.10*
________________________________   ________       ________       ________       ________       _______
Ratio of expenses after
expense reductions (%)                 1.98           1.95           1.79           1.77          1.77*
________________________________   ________       ________       ________       ________       _______
Ratio of net investment
income (%)                              .87           1.27           1.64           2.47          1.78*
________________________________   ________       ________       ________       ________       _______
Portfolio turnover rate (%)              58             42             61             67            17*
--------------------------------   --------       --------       --------       --------       -------

a   For the period from August 29, 2003 (commencement of operations) to July 31,
    2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

20 | Financial Highlights

DWS Equity Income Fund - Class C

YEARS ENDED JULY 31,                  2008           2007           2006           2005         2004 a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  12.14       $  12.24       $  12.11       $  11.09       $ 10.00
--------------------------------   --------       --------       --------       --------       -------
Income (loss) from
investment operations:
  Net investment income b               .10            .16            .20            .29           .17
________________________________   ________       ________       ________       ________       _______
  Net realized and unrealized
  gain (loss)                        (1.92)          1.28            .64           1.17          1.03
--------------------------------   --------       --------       --------       --------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (1.82)          1.44            .84           1.46          1.20
________________________________   ________       ________       ________       ________       _______
Less distributions from:
  Net investment income              (  .11)        (  .16)        (  .19)        (  .29)       (  .11)
________________________________   ________       ________       ________       ________       _______
  Net realized gains                 (  .17)        (1.38)        (  .52)        (  .15)            -
--------------------------------   --------       --------       --------       --------       -------
  TOTAL DISTRIBUTIONS                (  .28)        (1.54)        (  .71)        (  .44)       (  .11)
________________________________   ________       ________       ________       ________       _______
Redemption fees                         .00***         .00***         .00***         .00***          -
--------------------------------   --------       --------       --------       --------       -------
NET ASSET VALUE, END OF
PERIOD                             $  10.04       $  12.14       $  12.24       $  12.11       $ 11.09
--------------------------------   --------       --------       --------       --------       -------
Total Return (%)c,d                  (15.32)         11.93           7.33          13.41         12.04**
--------------------------------   --------       --------       --------       --------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                             24             40             41             49            46
________________________________   ________       ________       ________       ________       _______
Ratio of expenses before
expense reductions (%)                 2.07           2.01           2.16           2.08          2.07*
________________________________   ________       ________       ________       ________       _______
Ratio of expenses after
expense reductions (%)                 1.97           1.91           1.78           1.76          1.76*
________________________________   ________       ________       ________       ________       _______
Ratio of net investment
income (%)                              .88           1.31           1.65           2.48          1.79*
________________________________   ________       ________       ________       ________       _______
Portfolio turnover rate (%)              58             42             61             67            17*
--------------------------------   --------       --------       --------       --------       -------

a   For the period from August 29, 2003 (commencement of operations) to July 31,
    2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 21

HOW TO INVEST IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.

 CLASSES AND FEATURES                         POINTS TO HELP YOU COMPARE
 CLASS A
 -  Sales charge of up to 5.75% charged      -  Some investors may be able to reduce
  when you buy shares                        or eliminate their sales charge; see
                                             "Class A shares"
 -  In most cases, no charge when you
  sell shares                                -  Total annual expenses are lower than
                                             those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares       -  The deferred sales charge rate falls to
                                             zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares        -  Shares automatically convert to
  you bought within the last six years       Class A after six years, which means
                                             lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares       -  The deferred sales charge rate for one
                                             year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                             Class B shares, but your shares never
  charged when you sell shares you
                                             convert to Class A, so annual expenses
  bought within the last year
                                             remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 23

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE1,2        NET INVESTMENT2
  Up to $50,000                   5.75%                     6.10%
$    50,000-$99,999               4.50                      4.71
$  100,000-$249,999               3.50                      3.63
$  250,000-$499,999               2.60                      2.67
$  500,000-$999,999               2.00                      2.04
  $1 million or more            see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you indicate your intent in writing to invest at least $50,000 in
              Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

24 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-investments.com (click on the link entitled "Fund Sales
           Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of
           Shares" in the fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of the fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 25

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to the fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire investment goes to work immediately.
           After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

26 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of the fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to the fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

                                                    Choosing a Share Class  | 27

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
  First year                          1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

28 | Choosing a Share Class

How to BUY Class A, B and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS
 $1,000 or more for most accounts               $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check payable to "DWS
                                                Investments" and an investment slip
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    include a letter with your name,
  Investments"                                  account number, the full name of the
                                                fund and the share class and your
                                                investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your             -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-
                                                investments.com or log in if already
                                                registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 29

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor using the
  method that's most convenient for you         method that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-investments.com
               TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

30 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                           How to Exchange or Sell Class A, B and C Shares  | 31

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

32 | How to Exchange or Sell Class A, B and C Shares

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

                                            Policies You Should Know About  | 33

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

34 | Policies You Should Know About

           INITIAL PURCHASE MINIMUMS. The minimum initial investment for Class
           A, B and C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

                                            Policies You Should Know About  | 35

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

36 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

                                            Policies You Should Know About  | 37

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

            The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
            broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermedi- aries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's
            Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

38 | Policies You Should Know About

           the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

                                            Policies You Should Know About  | 39

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

40 | Policies You Should Know About

           wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to
              determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

                                            Policies You Should Know About  | 41

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current
           NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday

42 | Policies You Should Know About

           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market

                                            Policies You Should Know About  | 43

           on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

44 | Policies You Should Know About

            -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
               purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
               interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees);
              you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           The fund intends to pay dividends to shareholders quarterly and make distributions annually in December and, if necessary, may make other distributions at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 45

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

46 | Understanding Distributions and Taxes

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                     -  gains from the sale of
  securities held (or treated as                securities held by the fund for
  held) by the fund for more                    one year or less
  than one year                              -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                    -  gains from selling fund
  shares held for more than                     shares held for one year or
  one year                                      less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities  or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period

                                     Understanding Distributions and Taxes  | 47

           and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

48 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 49

DWS Equity Income Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               5.75%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.25%             -2.22%          $  9,778.44     $   695.02
   2           10.25%        1.33%              1.37%          $ 10,137.31     $   132.44
   3           15.76%        1.33%              5.09%          $ 10,509.35     $   137.30
   4           21.55%        1.33%              8.95%          $ 10,895.04     $   142.34
   5           27.63%        1.33%             12.95%          $ 11,294.89     $   147.56
   6           34.01%        1.33%             17.09%          $ 11,709.41     $   152.98
   7           40.71%        1.33%             21.39%          $ 12,139.14     $   158.59
   8           47.75%        1.33%             25.85%          $ 12,584.65     $   164.41
   9           55.13%        1.33%             30.47%          $ 13,046.51     $   170.45
  10           62.89%        1.33%             35.25%          $ 13,525.31     $   176.70
  TOTAL                                                                        $ 2,077.79

DWS Equity Income Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND     EXPENSE           FEES AND           FEES AND         FEES AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.00%              3.00%          $ 10,300.00     $   203.00
   2           10.25%        2.12%              5.97%          $ 10,596.64     $   221.50
   3           15.76%        2.12%              9.02%          $ 10,901.82     $   227.88
   4           21.55%        2.12%             12.16%          $ 11,215.80     $   234.45
   5           27.63%        2.12%             15.39%          $ 11,538.81     $   241.20
   6           34.01%        2.12%             18.71%          $ 11,871.13     $   248.15
   7           40.71%        1.33%             23.07%          $ 12,306.80     $   160.78
   8           47.75%        1.33%             27.58%          $ 12,758.46     $   166.68
   9           55.13%        1.33%             32.27%          $ 13,226.69     $   172.80
  10           62.89%        1.33%             37.12%          $ 13,712.11     $   179.14
  TOTAL                                                                        $ 2,055.58

50 | Appendix

DWS Equity Income Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        2.00%              3.00%          $ 10,300.00     $   203.00
   2           10.25%        2.07%              6.02%          $ 10,601.79     $   216.33
   3           15.76%        2.07%              9.12%          $ 10,912.42     $   222.67
   4           21.55%        2.07%             12.32%          $ 11,232.16     $   229.20
   5           27.63%        2.07%             15.61%          $ 11,561.26     $   235.91
   6           34.01%        2.07%             19.00%          $ 11,900.00     $   242.82
   7           40.71%        2.07%             22.49%          $ 12,248.67     $   249.94
   8           47.75%        2.07%             26.08%          $ 12,607.56     $   257.26
   9           55.13%        2.07%             29.77%          $ 12,976.96     $   264.80
  10           62.89%        2.07%             33.57%          $ 13,357.19     $   272.56
  TOTAL                                                                        $ 2,394.49

                                                                  Appendix  | 51

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 621-1048

SEC FILE NUMBER:
DWS Value Equity Trust        DWS Equity Income Fund    811-1444

(12/01/08) DEIF-1                [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                             DWS Equity Income Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Income Fund                    DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
September 23, 2008
DMF-3681

New accounts may be opened for:

o    transfers  of shares from  existing  accounts in this fund  (including  IRA rollovers);

o    officers,  Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement,  employee stock bonus, pension or profit sharing plan using the Flex subaccount  recordkeeping  system made available through ADP
     Inc. under an alliance with DWS  Investments  Distributors,  Inc.  ("DIDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan,  that includes the fund as an investment  option as of the shareholder meeting date;

o    purchases  through  any  comprehensive  or "wrap" fee  program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation  Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

September 23, 2008
DMF-3681

                                       2

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                              INSTITUTIONAL CLASS

                             DWS EQUITY INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 12      Other Policies and Secondary
         Risks
 14      Who Manages and Oversees
         the Fund
 17      Financial Highlights

HOW TO INVEST IN THE FUND
 19      Buying and Selling
         Institutional Class Shares
 25      Policies You Should Know
         About
 36      Understanding Distributions
         and Taxes
 40      Appendix

HOW THE FUND WORKS
On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                                Institutional Class
  ticker symbol                 SDDGX
    fund number                 790

    DWS EQUITY INCOME FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities.
            The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's 500
            Composite Stock Index (S&p 500).

            Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of temporarily lower federal tax rates with respect to a portion of the dividend income generated by the fund. See "Understanding Distributions and Taxes"
            for more information. The fund is not, however, managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25%
            of its assets in foreign securities.

            The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

            Portfolio management begins by screening for stocks whose
            price-to-earnings ratios are below the average for the S&p 500.
            Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that appear to be financially sound and have strong potential for long-term growth.

4 | DWS Equity Income Fund

            Portfolio management assembles the fund's common stock portfolio from among what it believes to be the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Portfolio management may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies
            represented.

            Portfolio management will normally sell a security when it believes the income or growth potential of the security has changed, a predetermined price target has been achieved, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

            OTHER INVESTMENTS. Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds.

            The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the

                                                     DWS Equity Income Fund  | 5

            value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities.
            This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

6 | DWS Equity Income Fund

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/
            or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social
            developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                     DWS Equity Income Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements.

            -  if the fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the fund's expenses, but also similar expenses of the investment company.

8 | DWS Equity Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Institutional Class shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Institutional Class shares on a before-tax and after-tax basis. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table.
After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Equity Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Institutional Class

 10.96    4.04     18.87      4.10
 2004    2005      2006       2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -20.86%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 8.16%, Q4 2004                  WORST QUARTER: -2.66%, Q4 2007

                                                     DWS Equity Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                   1 YEAR      SINCE INCEPTION*
 INSTITUTIONAL CLASS
   Return before Taxes                              4.10             11.60
   Return after Taxes on Distributions              3.59             11.11
   Return after Taxes on Distributions
   and Sale of Fund Shares                          3.36             10.64
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                             -0.17            13.35

     Total returns would have been lower if operating expenses hadn't been reduced.

 *   The fund commenced operations on August 29, 2003. Index comparison begins
     August 31, 2003.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 730-1313 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Equity Income Fund

HOW MUCH INVESTORS PAY

The table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                      None
______________________________________
 REDEMPTION/EXCHANGE FEE, on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable)1                      2.00%

 ANNUAL FUND OPERATING EXPENSES, deducted from fund assets
__________________________________________________________________________
 Management Fee                                        0.67%
 Distribution/Service (12b-1) Fee                      None
 Other Expenses2                                       0.36
 TOTAL ANNUAL OPERATING EXPENSES                       1.03

1   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About -  Policies about transactions" for further information.

2   "Other Expenses" includes an administrative service fee paid to the Advisor in the amount of 0.10%.

Based on the costs above, this example helps you compare the fund's
Institutional Class shares expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                    1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Institutional Class        $105         $328         $569       $1,259

                                                    DWS Equity Income Fund  | 11

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's
              80% investment policy as described herein.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk.
              This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  Due to the fund's investments in dividend-paying equities, it is likely that a portion of fund distributions will be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the fund and shareholder.
              However, a portion of the fund's dividend income from
              dividend-paying equity securities may not qualify. For more information, please see "Understanding Distributions and Taxes,"
              below, and "Taxes" in the Statement of Additional Information.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives,

12 | Other Policies and Secondary Risks

           to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

                                        Other Policies and Secondary Risks  | 13

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor, or the subadvisor, makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

14 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below are the actual rates paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                               FEE PAID
  DWS Equity Income Fund                  0.65%

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the semi-annual period ended January
           31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

                                         Who Manages and Oversees the Fund  | 15

Portfolio management

The following person handles the day-to-day management of the fund.

David Hone, CFA
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
- Prior to that, eight years of experience as an analyst for Chubb & Son.
- Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity
   Income Fund Strategy: New York.
- Joined the fund in 2003.
- BA, Villanova University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Income Fund - Institutional Class

YEARS ENDED JULY 31,                  2008           2007           2006           2005         2004 a
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                          $  12.20       $  12.27       $  12.14       $  11.12       $ 10.00
--------------------------------   --------       --------       --------       --------       -------
Income (loss) from
investment operations:
  Net investment income b               .22            .28            .28            .37           .24
________________________________   ________       ________       ________       ________       _______
  Net realized and unrealized
  gain (loss)                        (1.93)          1.29            .65           1.19          1.05
--------------------------------   --------       --------       --------       --------       -------
  TOTAL FROM INVESTMENT
  OPERATIONS                         (1.71)          1.57            .93           1.56          1.29
________________________________   ________       ________       ________       ________       _______
Less distributions from:
  Net investment income              (  .23)        (  .26)        (  .28)        (  .39)       (  .17)
________________________________   ________       ________       ________       ________       _______
  Net realized gains                 (  .17)        (1.38)        (  .52)        (  .15)            -
--------------------------------   --------       --------       --------       --------       -------
  TOTAL DISTRIBUTIONS                (  .40)        (1.64)        (  .80)        (  .54)       (  .17)
________________________________   ________       ________       ________       ________       _______
Redemption fees                         .00***         .00***         .00***         .00***          -
--------------------------------   --------       --------       --------       --------       -------
NET ASSET VALUE, END OF
PERIOD                             $  10.09       $  12.20       $  12.27       $  12.14       $ 11.12
--------------------------------   --------       --------       --------       --------       -------
Total Return (%)c                    (14.47)         13.05           8.10          14.27         12.95**
--------------------------------   --------       --------       --------       --------       -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                              1              3              2              2             2
________________________________   ________       ________       ________       ________       _______
Ratio of expenses before
expense reductions (%)                 1.03            .97           1.16           1.12          1.05*
________________________________   ________       ________       ________       ________       _______
Ratio of expenses after
expense reductions (%)                  .96            .92           1.07           1.05          1.05*
________________________________   ________       ________       ________       ________       _______
Ratio of net investment
income (%)                             1.89           2.30           2.36           3.19          2.50*
________________________________   ________       ________       ________       ________       _______
Portfolio turnover rate (%)              58             42             61             67            17*
--------------------------------   --------       --------       --------       --------       -------

a   For the period from August 29, 2003 (commencement of operations) to July 31,
    2004.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 17

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Buying and Selling INSTITUTIONAL CLASS Shares

           You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. For more information, please see "Financial intermediary support payments."

           You may also buy Institutional Class shares by sending your check
           (along with a completed account application) directly to DWS
           Investments Service Company (the "transfer agent"). Your purchase order may not be accepted if the fund withdraws the offering of fund shares, the sale of fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the fund's shareholders.

           Eligibility requirements

           You may buy Institutional Class shares if you are any of the following:

           -  An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or
              charitable institution).

           -  An employee benefit plan with assets of at least $50 million.

           -  A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or
              hourly fee.

           -  A client of the private banking division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS mutual funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

                             Buying and Selling Institutional Class Shares  | 19

           Investment minimum

           Your initial investment must be for at least $1,000,000. There are no minimum subsequent investment requirements.

           The minimum initial investment is waived for:

           -  Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

           -  Investment advisory affiliates of Deutsche Bank Securities, Inc.,
              DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

           -  Employee benefit plans with assets of at least $50 million.

           -  Clients of the private banking division of Deutsche Bank AG.

           -  Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

           -  A current or former director or trustee of the Deutsche or DWS funds.

           -  An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its
              affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

           -  Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           -  Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

           The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.

20 | Buying and Selling Institutional Class Shares

           How to contact the transfer agent

  BY PHONE:                (800) 730-1313
  FIRST INVESTMENTS        DWS Investments Service Company
  BY MAIL:                P.O. Box 219210
                          Kansas City, MO 64121-9210
  ADDITIONAL               DWS Investments Service Company
  INVESTMENTS BY          P.O. Box 219210
  MAIL:                   Kansas City, MO 64121-9210
  BY OVERNIGHT MAIL:       DWS Investments Service Company
                          210 West 10th Street
                          Kansas City, MO 64105-1614

           You can reach the automated information line, 24 hours a day,
           7 days a week by calling (800) 621-1048.

           How to open your account

  MAIL:               Complete and sign the account application that
                     accompanies this prospectus. (You may obtain
                     additional applications by calling the transfer agent.)
                     Mail the completed application along with a check
                     payable to the fund you have selected to the transfer
                     agent. Be sure to include the fund number. The
                     applicable addresses are shown under "How to
                     contact the transfer agent."
  WIRE:               Call the transfer agent to set up a wire account.
  FUND NAME AND       Please use the complete fund name. Refer to the
  FUND NUMBER:       start of "The Fund's Main Investment Strategy" above
                     for the fund number.

           Please note that your account cannot become activated until we receive a completed account application.

           How to BUY and SELL shares

           MAIL:

           BUYING: Send your check, payable to the fund you have selected, to the transfer agent. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "DWS Investments" and include your account number, the names and numbers of each fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown under "How to contact the transfer agent."

                             Buying and Selling Institutional Class Shares  | 21

           SELLING: Send a signed letter to the transfer agent with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another DWS fund, you must submit a written authorization to sell shares in a retirement account.

           WIRE:

           BUYING: You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call Institutional Investment Services at (800) 730-1313 to notify us in advance of a wire transfer purchase. After you inform
           Institutional Investment Services of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00
           p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

  BANK NAME:        State Street Bank Boston
  ROUTING NO:       011000028
  ATTN:             DWS Investments
  DDA NO:           9903-5552
  FBO:              (Account name) (Account number)
  CREDIT:           (Fund name, Fund number and, if applicable, class
                    name) (see "How to open your account")

           Refer to your account statement for the account name and number.
           Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.

           SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire,

22 | Buying and Selling Institutional Class Shares

           contact your financial advisor or Institutional Investment Services at (800) 730-1313. After you inform Institutional Investment
           Services of the amount of your redemption, you will receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

           TELEPHONE TRANSACTIONS:

           You may place orders to buy and sell over the phone by calling your financial advisor or Institutional Investment Services at (800)
           730-1313. If your shares are in an account with the transfer agent, you may (1) redeem by check in an amount up to $100,000, or by wire
           (minimum $1,000), or (2) exchange the shares for Institutional Class shares of another DWS fund by calling the transfer agent.

           You may make regular investments from a bank checking account. For more information on setting up an automatic investment plan or payroll investment plan, call Institutional Investment Services at
           (800) 730-1313.

           Financial intermediary support payments

            The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
            and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/ or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
            12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
            Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
            Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
            Information as payable to all financial advisors. For example, the
            Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or

                             Buying and Selling Institutional Class Shares  | 23

           other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

24 | Buying and Selling Institutional Class Shares

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

            If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 25

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           730-1313.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

26 | Policies You Should Know About

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

           SUB-MINIMUM BALANCES. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 ($250,000 for shareholders with existing accounts prior to August 13, 2004) for any reason other than a change in market value.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise

                                            Policies You Should Know About  | 27

           from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

28 | Policies You Should Know About

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

                                            Policies You Should Know About  | 29

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

30 | Policies You Should Know About

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It
           is the policy of the DWS funds to permit approved fund platform providers to execute transactions with the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 31

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 730-1313.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Institutional Investment Services at (800)
           730-1313 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           IF YOU PAY FOR SHARES BY CHECK and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m.
           Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred. To sell shares, you must state whether you would like to receive the proceeds by wire or check.

32 | Policies You Should Know About

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           730-1313 or contact your financial advisor for more information.

            MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
            (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 33

           Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
           Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or
           4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see
           "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is

34 | Policies You Should Know About

           believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US
           securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market
           -timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 35

            -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
               purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
               interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may
              recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           THE FUND INTENDS TO PAY DIVIDENDS TO SHAREHOLDERS QUARTERLY. The
           fund also intends to make distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

36 | Understanding Distributions and Taxes

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

                                     Understanding Distributions and Taxes  | 37

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                     -  gains from the sale of
  securities held (or treated as                securities held by the fund for
  held) by the fund for more                    one year or less
  than one year                              -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
-  gains from selling fund                   -  gains from selling fund
  shares held for more than                     shares held for one year or
  one year                                      less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities  or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period

38 | Understanding Distributions and Taxes

           and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

                                     Understanding Distributions and Taxes  | 39

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

40 | Appendix

DWS Equity Income Fund - Institutional Class

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.03%              3.97%          $ 10,397.00     $   105.04
   2           10.25%        1.03%              8.10%          $ 10,809.76     $   109.21
   3           15.76%        1.03%             12.39%          $ 11,238.91     $   113.55
   4           21.55%        1.03%             16.85%          $ 11,685.09     $   118.06
   5           27.63%        1.03%             21.49%          $ 12,148.99     $   122.75
   6           34.01%        1.03%             26.31%          $ 12,631.31     $   127.62
   7           40.71%        1.03%             31.33%          $ 13,132.77     $   132.68
   8           47.75%        1.03%             36.54%          $ 13,654.14     $   137.95
   9           55.13%        1.03%             41.96%          $ 14,196.21     $   143.43
  10           62.89%        1.03%             47.60%          $ 14,759.80     $   149.12
  TOTAL                                                                        $ 1,259.41

                                                                  Appendix  | 41

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219210        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9210           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 730-1313

SEC FILE NUMBER:
DWS Value Equity Trust        DWS Equity Income Fund    811-1444

(12/01/08) DEIF-1-IN            [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                 -----------------

                             DWS Equity Income Fund

The Board of each fund noted below has given preliminary approval to a proposal by Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of each such fund, to effect the following fund merger:

--------------------------------------------------------------------------------
Acquired Fund                             Acquiring Fund
--------------------------------------------------------------------------------
DWS Equity Income Fund                    DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of each fund, and (ii) approval by shareholders of the Acquired
Fund. Prior to the shareholder meeting, shareholders of record on the record date of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and (iii) a Prospectus for the Acquiring
Fund.

If the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on the shareholder meeting date, or such later date as shareholder approval may occur, you are:

o  a current fund shareholder; or

o  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
September 23, 2008
DMF-3681

New accounts may be opened for:

o    transfers  of shares from  existing  accounts in this fund  (including  IRA rollovers);

o    officers,  Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement,  employee stock bonus, pension or profit sharing plan using the Flex subaccount  recordkeeping  system made available through ADP
     Inc. under an alliance with DWS  Investments  Distributors,  Inc.  ("DIDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan,  that includes the fund as an investment  option as of the shareholder meeting date;

o    purchases  through  any  comprehensive  or "wrap" fee  program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DIDI and for the Portfolios of DWS Allocation  Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DIDI, the fund's principal underwriter, or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of the shareholder meeting date. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

September 23, 2008
DMF-3681

                                       2

                                DECEMBER 1, 2008

                                   PROSPECTUS
                              ------------------
                                    CLASS S

                             DWS EQUITY INCOME FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                                                 RESHAPING INVESTING. [DWS Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW THE FUND WORKS
  4      The Fund's Main Investment
         Strategy
  5      The Main Risks of Investing in
         the Fund
  9      The Fund's Performance
         History
 11      How Much Investors Pay
 12      Other Policies and Secondary
         Risks
 14      Who Manages and Oversees
         the Fund
 17      Financial Highlights

HOW TO INVEST IN THE FUND
 19      How to Buy Class S Shares
 20      How to Exchange or Sell
         Class S Shares
 23      Policies You Should Know
         About
 34      Understanding Distributions
         and Taxes
 38      Appendix

HOW THE FUND WORKS

On the next few pages, you'll find information about the fund's investment objective, the main strategies it uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-INVESTMENTS.COM (the
Web site does not form a part of this prospectus).

                                Class S
  ticker symbol                 SDDSX
    fund number                 2490

    DWS EQUITY INCOME FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities.
            The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's 500
            Composite Stock Index (S&p 500).

            Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of temporarily lower federal tax rates with respect to a portion of the dividend income generated by the fund. See "Understanding Distributions and Taxes"
            for more information. The fund is not, however, managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25%
            of its assets in foreign securities.

            The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

            Portfolio management begins by screening for stocks whose
            price-to-earnings ratios are below the average for the S&p 500.
            Portfolio management then compares a company's stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that appear to be financially sound and have strong potential for long-term growth.

4 | DWS Equity Income Fund

            Portfolio management assembles the fund's common stock portfolio from among what it believes to be the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Portfolio management may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies
            represented.

            Portfolio management will normally sell a security when it believes the income or growth potential of the security has changed, a predetermined price target has been achieved, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

            OTHER INVESTMENTS. Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds.

            The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the

                                                     DWS Equity Income Fund  | 5

            value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If portfolio management overestimates the value or return potential of one or more securities, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the duration of the fund's securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities.
            This will have the effect of locking in a below-market interest rate, thereby reducing the value of such a security.

6 | DWS Equity Income Fund

            CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/
            or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (those rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social
            developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of a country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                                     DWS Equity Income Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements.

            -  if the fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the fund's expenses, but also similar expenses of the investment company.

8 | DWS Equity Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Equity Income Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

 4.19     18.90      3.92
2005      2006       2007

2008 TOTAL RETURN AS OF SEPTEMBER 30: -20.86%
FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 7.30%, Q3 2006                  WORST QUARTER: -2.77%, Q4 2007

                                                     DWS Equity Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                   1 YEAR      SINCE INCEPTION*
 CLASS S
   Return before Taxes                              3.92              9.24
   Return after Taxes on Distributions              3.42              7.34
   Return after Taxes on Distributions
   and Sale of Fund Shares                          3.24              7.33
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                             -0.17            10.23

     Total returns would have been lower if operating expenses hadn't been reduced.

 *   Class S commenced operations on December 1, 2004. Index comparison begins
     November 30, 2004.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-investments.com.

--------------------------------------------------------------------------------
Return information assumes that fund shares were sold at the end of the period.

RETURN AFTER TAXES ON DISTRIBUTIONS reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Equity Income Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE
 SHAREHOLDER FEES, paid directly from
 your investment                                     None
______________________________________
 REDEMPTION/EXCHANGE FEE, on shares
 owned less than 15 days (as % of
 redemption proceeds)1                                2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________
 Management Fee                                       0.67%
 Distribution/Service (12b-1) Fee                    None
 Other Expenses2                                      0.52
 TOTAL ANNUAL OPERATING EXPENSES                      1.19
 Less Expense Waivers/
 Reimbursements3                                      0.19
 NET ANNUAL OPERATING EXPENSES 3                      1.00

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About -  Policies about transactions" for further information.

2   "Other Expenses" includes an administrative service fee paid to the Advisor in the amount of 0.10%.

3   Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that the fund's total annual operating expenses will not exceed 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example (including one year of capped expenses in each period) helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
 Class S shares        $102         $359         $636       $1,426

                                       ^

                                                    DWS Equity Income Fund  | 11

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's
              80% investment policy as described herein.

           -  The fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions to
              shareholders will be taxed at higher federal income tax rates.

           -  As a temporary defensive measure, the fund could shift up to 100%
              of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk.
              This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  Due to the fund's investments in dividend-paying equities, it is likely that a portion of fund distributions will be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the fund and shareholder.
              However, a portion of the fund's dividend income from
              dividend-paying equity securities may not qualify. For more information, please see "Understanding Distributions and Taxes,"
              below, and "Taxes" in the Statement of Additional Information.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives,

12 | Other Policies and Secondary Risks

           to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on
           www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's
           Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.

                                        Other Policies and Secondary Risks  | 13

WHO MANAGES AND OVERSEES THE FUND

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company
           Americas, DIMA and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

14 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund.
           Below are the actual rates paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

FUND NAME                               FEE PAID
  DWS Equity Income Fund                  0.65%

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the semi-annual period ended January
           31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee for providing most of the fund's administrative services.

                                         Who Manages and Oversees the Fund  | 15

Portfolio management

The following person handles the day-to-day management of the fund.

David Hone, CFA
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
- Prior to that, eight years of experience as an analyst for Chubb & Son.
- Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity
   Income Fund Strategy: New York.
- Joined the fund in 2003.
- BA, Villanova University.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

16 | Who Manages and Oversees the Fund

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share.
The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Income Fund - Class S

YEARS ENDED JULY 31,                             2008           2007           2006           2005 a
SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  12.17       $  12.27       $  12.13       $  11.99
-------------------------------------------   --------       --------       --------       --------
Income (loss) from investment
operations:
  Net investment income b                          .22            .27            .29            .26
___________________________________________   ________       ________       ________       ________
  Net realized and unrealized gain (loss)       (1.93)          1.28            .66            .35
-------------------------------------------   --------       --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS              (1.71)          1.55            .95            .61
___________________________________________   ________       ________       ________       ________
Less distributions from:
  Net investment income                         (  .22)        (  .27)        (  .29)        (  .32)
___________________________________________   ________       ________       ________       ________
  Net realized gains                            (  .17)        (1.38)        (  .52)        (  .15)
-------------------------------------------   --------       --------       --------       --------
  TOTAL DISTRIBUTIONS                           (  .39)        (1.65)        (  .81)        (  .47)
___________________________________________   ________       ________       ________       ________
Redemption fees                                    .00***         .00***         .00***         .00***
-------------------------------------------   --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  10.07       $  12.17       $  12.27       $  12.13
-------------------------------------------   --------       --------       --------       --------
Total Return (%)c                               (14.48)         12.86           8.30           5.27**
-------------------------------------------   --------       --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)               3              4              1            .68
___________________________________________   ________       ________       ________       ________
Ratio of expenses before expense
reductions (%)                                    1.19           1.15           1.38           1.42*
___________________________________________   ________       ________       ________       ________
Ratio of expenses after expense
reductions (%)                                     .98           1.02            .97            .95*
___________________________________________   ________       ________       ________       ________
Ratio of net investment income (%)                1.87           2.20           2.46           3.22*
___________________________________________   ________       ________       ________       ________
Portfolio turnover rate (%)                         58             42             61             67
-------------------------------------------   --------       --------       --------       --------

a   For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 17

HOW TO INVEST IN THE FUND

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN THE FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the funds' distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to BUY Class S Shares

 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
 $2,500 or more for regular accounts          $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Investments investment
 -  Fill out and sign an application
                                              slip or short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Investments"                                -  check made payable to "DWS
                                              Investments"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your           -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at                               -  Call (800) 728-3337 to ensure you have
  www.dws-investments.com or log in if        electronic services
  already registered                          -  Register at www.dws-
 -  Print out a prospectus and a new          investments.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Investments, PO Box 219154, Kansas City, MO
64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Investments, 210 West 10th Street, Kansas City, MO 64105-1614

                                                 How to Buy Class S Shares  | 19

How to EXCHANGE or SELL Class S Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
                                                Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-                        -  Register at www.dws-
  investments.com or log in if already          investments.com or log in if already
  registered                                    registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:   WEB SITE: www.dws-investments.com
               TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m. - 6 p.m. ET
               TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

20 | How to Sell or Exchange Class S Shares

           Financial intermediary support payments

           The Advisor, DWS Investments Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                                    How to Sell or Exchange Class S Shares  | 21

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor,
           .05% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $13,350 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this
           compensation may have influenced your financial advisor's
           recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

22 | How to Sell or Exchange Class S Shares

           broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           Policies about transactions

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Investments representative between 9 a.m. and
6 p.m. Eastern time on any fund business day by calling (800) 728-3337.

                                            Policies You Should Know About  | 23

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

24 | Policies You Should Know About

           INITIAL PURCHASE MINIMUMS. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform
           Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments) or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a

                                            Policies You Should Know About  | 25

           financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of the fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g.,
           "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

26 | Policies You Should Know About

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).

           The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.

           In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial
           intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds'
           policies, or prohibit transactions not subject to the DWS Funds'
           policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

                                            Policies You Should Know About  | 27

           In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           The fund's market timing policies and procedures may be modified or terminated at any time.

            REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Investments Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-INVESTMENTS.COM to get up-to-date information, review balances or even place orders for exchanges.

28 | Policies You Should Know About

           netted against one another and placed on an aggregate basis;
           consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial
           intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund.
           However, due to operational requirements, the intermediaries'
           methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions with

                                            Policies You Should Know About  | 29

           the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

30 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check  or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 31

           prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of
           1940. Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the
           Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received by the transfer agent.

           THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by the fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is

32 | Policies You Should Know About

           believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be the fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including
              certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 33

            -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
               purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best
               interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may
              recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

           The fund intends to pay dividends to shareholders quarterly and make distributions annually in December and, if necessary, may make other distributions at other times as well.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

34 | Understanding Distributions and Taxes

           Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

                                     Understanding Distributions and Taxes  | 35

           THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                  GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                           INCOME RATES:
DISTRIBUTIONS FROM THE FUND
- gains from the sale of                      -  gains from the sale of
  securities held (or treated as                 securities held by the fund for
  held) by the fund for more                     one year or less
  than one year                               -  all other taxable income
- qualified dividend income
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                     -  gains from selling fund
  shares held for more than                      shares held for one year or
  one year                                       less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively impacted.

           Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities  or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period

36 | Understanding Distributions and Taxes

           and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be
           getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-
           advantaged retirement accounts you generally do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional
           Information.

                                     Understanding Distributions and Taxes  | 37

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money funds, is typically less than
           5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical Year-End Balance After
           Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

38 | Appendix

DWS Equity Income Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL             ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                  OF RETURN:
               0.00%                   $10,000                        5%

                                                              HYPOTHETICAL
             CUMULATIVE     ANNUAL          CUMULATIVE          YEAR-END
           RETURN BEFORE     FUND          RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND     EXPENSE           FEES AND           FEES AND            AND
YEAR          EXPENSES      RATIOS           EXPENSES           EXPENSES         EXPENSES
   1            5.00%        1.00%              4.00%          $ 10,400.00     $   102.00
   2           10.25%        1.19%              7.96%          $ 10,796.24     $   126.12
   3           15.76%        1.19%             12.08%          $ 11,207.58     $   130.92
   4           21.55%        1.19%             16.35%          $ 11,634.59     $   135.91
   5           27.63%        1.19%             20.78%          $ 12,077.86     $   141.09
   6           34.01%        1.19%             25.38%          $ 12,538.03     $   146.46
   7           40.71%        1.19%             30.16%          $ 13,015.73     $   152.04
   8           47.75%        1.19%             35.12%          $ 13,511.63     $   157.84
   9           55.13%        1.19%             40.26%          $ 14,026.42     $   163.85
  10           62.89%        1.19%             45.61%          $ 14,560.83     $   170.09
  TOTAL                                                                        $ 1,426.32

                                                                  Appendix  | 39

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 728-3337, or contact DWS Investments at the address listed below. The fund's SAI and shareholder reports are also available through the
DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS INVESTMENTS      SEC                     DISTRIBUTOR
-----------------    --------------------    ------------------------------
PO Box 219151        100 F Street, N.E.      DWS Investments Distributors,
Kansas City, MO      Washington, D.C.        Inc.
64121-9151           20549-0102              222 South Riverside Plaza
WWW.DWS-             WWW.SEC.GOV             Chicago, IL 60606-5808
INVESTMENTS.COM      (800) SEC-0330          (800) 621-1148
(800) 728-3337

SEC FILE NUMBER:
DWS Value Equity Trust        DWS Equity Income Fund    811-1444

(12/01/08) 790-2                 [RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                      INVESTMENT
                                                             Deutsche Bank Group

</pre>

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Large Cap Value Fund

345 Park Avenue

New York, New York 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated February     , 2009 for the Special Meeting of Shareholders of DWS Equity Income Fund (“Equity Income Fund”), to be held on March 27, 2009, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (1-800-728-3337 for Class S shares and 1-800-730-1313 for Institutional Class shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Large Cap Value Fund (“Large Cap Fund”), a series of DWS Value Series, Inc. is contained in Large Cap Fund’s statement of additional information (“SAI”) dated March 1, 2008 as supplemented from time to time, for Class A, Class B, Class C, Class S and Institutional Class shares, which is attached to this statement of additional information as Appendix A. The audited financial statements and related independent registered public accounting firm’s report for Large Cap Fund contained in the Annual Report for the fiscal year ended November 30, 2008 are incorporated herein by reference insofar as they relate to Large Cap Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

Further information about Equity Income Fund is contained in the statement of additional information dated December 1, 2008, as supplemented from time to time, for Class A, Class B, Class C, Class S and Institutional Class shares.

The date of this statement of additional information is February     , 2009.

                                                                      APPENDIX A

<pre>

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

Cash Account Trust                           DWS Europe Equity Fund                       DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                  DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                         DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund                DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                     DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                                DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                  Fund
    Prime Series                             DWS Growth & Income Fund                     DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                         DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                         DWS Select Alternative Allocation Fund
DWS Balanced Fund                            DWS High Income Plus Fund                    DWS Short Duration Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund            DWS Short Duration Plus Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund           DWS Short-Term Municipal Bond Fund
DWS Capital Growth Fund                      DWS International Fund                       DWS Small Cap Core Fund
DWS Climate Change Fund                      DWS International Select Equity Fund         DWS Small Cap Growth Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund   DWS Strategic Government Securities Fund
DWS Communications Fund                      DWS Japan Equity Fund                        DWS Strategic High Yield Tax-Free Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                     DWS Strategic Income Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund                DWS Target 2010 Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund                DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                    DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                    DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                    DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                    DWS Technology Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect Fund                 DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund              DWS Value Builder Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund                Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS Managed Municipal Bond Fund                  Treasury Portfolio
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund              NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                           Tax Free Money Fund Investment
DWS Equity 500 Index Fund                                                                 Tax-Exempt California Money Market Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group

                                       3

Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Funds:

--------------------------------------------------------------------------------

DWS Alternative Asset Allocation Plus Fund              DWS Gold & Precious Metals Fund
DWS Balanced Fund                                       DWS Growth & Income Fund
DWS Blue Chip Fund                                      DWS High Income Fund
DWS California Tax-Free Income Fund                     DWS International Fund
DWS Capital Growth Fund                                 DWS International Value Opportunities Fund
DWS Communications Fund                                 DWS Large Cap Value Fund
DWS Core Plus Income Fund                               DWS Large Company Growth Fund
DWS Disciplined Long/Short Growth Fund                  DWS Latin America Equity Fund
DWS Disciplined Long/Short Value Fund                   DWS LifeCompass 2015 Fund
DWS Disciplined Market Neutral Fund                     DWS LifeCompass 2020 Fund
DWS Dreman Concentrated Value Fund                      DWS LifeCompass 2030 Fund
DWS Dreman High Return Equity Fund                      DWS LifeCompass 2040 Fund
DWS Dreman Mid Cap Value Fund                           DWS LifeCompass Retirement Fund
DWS Dreman Small Cap Value Fund                         DWS Massachusetts Tax-Free Fund
DWS Emerging Markets Equity Fund                        DWS New York Tax-Free Income Fund
DWS Emerging Markets Fixed Income Fund                  DWS RREEF Global Infrastructure Fund
DWS Enhanced S&p 500 Index Fund                         DWS RREEF Global Real Estate Securities Fund
DWS Equity Income Fund                                  DWS Short-Term Municipal Bond Fund
DWS Europe Equity Fund                                  DWS Small Cap Core Fund
DWS Floating Rate Plus Fund                             DWS Strategic Government Securities Fund
DWS Global Bond Fund                                    DWS Strategic Income Fund
DWS Global Opportunities Fund                           DWS Technology Fund
DWS Global Thematic Fund                                DWS Value Builder Fund

--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Funds'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each
Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&p or P-1 from
Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity

securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for
DWS Massachusetts Tax-Free Fund, municipal obligations. All calls sold by each
Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each
Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, each Fund will not sell put options if, as a result, more than 50% of each Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                                                         ---------------------

Cash Account Trust                           DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Europe Equity Fund                      DWS Money Market Prime Series
    Portfolio                                DWS Floating Rate Plus Fund                 DWS Money Market Series
    Money Market Portfolio                   DWS Global Bond Fund                        DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Opportunities Fund               DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS Global Thematic Fund                    DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS GNMA Fund                                   Fund
    Prime Series                             DWS Gold & Precious Metals Fund             DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Growth & Income Fund                    DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS Health Care Fund                        DWS Short Duration Fund
DWS Balanced Fund                            DWS High Income Fund                        DWS Short Duration Plus Fund
DWS Blue Chip Fund                           DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
DWS California Tax-Free Income Fund          DWS Inflation Protected Plus Fund           DWS Small Cap Core Fund
DWS Capital Growth Fund                      DWS Intermediate Tax/AMT Free Fund          DWS Small Cap Growth Fund
DWS Climate Change Fund                      DWS International Fund                      DWS Strategic Government Securities Fund
DWS Commodity Securities Fund                DWS International Select Equity Fund        DWS Strategic High Yield Tax-Free Fund
DWS Communications Fund                      DWS International Value Opportunities Fund  DWS Strategic Income Fund
DWS Core Fixed Income Fund                   DWS Japan Equity Fund                       DWS Target 2010 Fund
DWS Core Plus Allocation Fund                DWS Large Cap Value Fund                    DWS Target 2011 Fund
DWS Core Plus Income Fund                    DWS Large Company Growth Fund               DWS Target 2012 Fund
DWS Disciplined Long/Short Growth Fund       DWS Latin America Equity Fund               DWS Target 2013 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2015 Fund                   DWS Target 2014 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2020 Fund                   DWS Technology Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2030 Fund                   DWS U.S. Bond Index Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass 2040 Fund                   DWS Value Builder Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Income Fund                 Investors Cash Trust
DWS Dreman Small Cap Value Fund              DWS LifeCompass Protect Fund                    Treasury Portfolio
DWS EAFE(R) Equity Index Fund                DWS LifeCompass Retirement Fund             NY Tax Free Money Fund
DWS Emerging Markets Equity Fund             DWS Lifecycle Long Range Fund               Tax Free Money Fund Investment
DWS Emerging Markets Fixed Income Fund       DWS Managed Municipal Bond Fund             Tax-Exempt California Money Market Fund
DWS Enhanced S&p 500 Index Fund              DWS Massachusetts Tax-Free Fund
DWS Equity 500 Index Fund                    DWS Micro Cap Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company

                                       3

National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

September 25, 2008
DMF-39XX

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

 DWS Alternative Asset Allocation Plus Fund   DWS Floating Rate Plus Fund              DWS Massachusetts Tax-Free Fund
 DWS Balanced Fund                            DWS Global Bond Fund                     DWS Micro Cap Fund
 DWS Blue Chip Fund                           DWS Global Opportunities Fund            DWS Mid Cap Growth Fund
 DWS California Tax-Free Income Fund          DWS Global Thematic Fund                 DWS New York Tax-Free Income Fund
 DWS Capital Growth Fund                      DWS GNMA Fund                            DWS RREEF Global Infrastructure Fund
 DWS Climate Change Fund                      DWS Gold & Precious Metals Fund          DWS RREEF Global Real Estate Securities
 DWS Commodity Securities Fund                DWS Growth & Income Fund                   Fund
 DWS Communications Fund                      DWS Health Care Fund                     DWS RREEF Real Estate Securities Fund
 DWS Core Fixed Income Fund                   DWS High Income Fund                     DWS S&P 500 Index Fund
 DWS Core Plus Allocation Fund                DWS High Income Plus Fund                DWS Short Duration Fund
 DWS Core Plus Income Fund                    DWS Inflation Protected Plus Fund        DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Growth Fund       DWS Intermediate Tax/AMT Free Fund       DWS Short-Term Municipal Bond Fund
 DWS Disciplined Long/Short Value Fund        DWS International Fund                   DWS Small Cap Core Fund
 DWS Disciplined Market Neutral Fund          DWS International Select Equity Fund     DWS Small Cap Growth Fund
 DWS Dreman Concentrated Value Fund           DWS International Value Opportunities    DWS Strategic Government Securities Fund
 DWS Dreman High Return Equity Fund             Fund                                   DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Mid Cap Value Fund                DWS Japan Equity Fund                    DWS Strategic Income Fund
 DWS Dreman Small Cap Value Fund              DWS Large Cap Value Fund                 DWS Target 2010 Fund
 DWS EAFE(R) Equity Index Fund                DWS Large Company Growth Fund            DWS Target 2011 Fund
 DWS Emerging Markets Equity Fund             DWS Latin America Equity Fund            DWS Target 2012 Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass 2015 Fund                DWS Target 2013 Fund
 DWS Enhanced S&p 500 Index Fund              DWS LifeCompass 2020 Fund                DWS Target 2014 Fund
 DWS Equity 500 Index Fund                    DWS LifeCompass 2030 Fund                DWS Technology Fund
 DWS Equity Income Fund                       DWS LifeCompass 2040 Fund                DWS U.S. Bond Index Fund
 DWS Equity Partners Fund                     DWS LifeCompass Retirement Fund          DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Lifecycle Long Range Fund
                                              DWS Managed Municipal Bond Fund

--------------------------------------------------------------------------------

Effective on or about September 2, 2008, disclosure in the Fund's Statement of
Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Fund's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the
Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                         DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities       DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                              DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares       DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares  DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund    DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares           DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares           DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                        DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                 DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares           DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares       DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares  DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares           DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares   DWS International Select Equity Fund      DWS Bond VIP
     Service Shares                        DWS International Value Opportunities     DWS Capital Growth VIP
    Tax-Exempt Portfolio                     Fund                                    DWS Global Opportunities VIP
     Capital Assets Funds Shares           DWS Investments VIT Funds                 DWS Growth & Income VIP
     Davidson Cash Equivalent Shares       DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S       DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund             DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares           DWS Large Cap Value Fund                  DWS Balanced VIP
     Service Shares                        DWS Large Company Growth Fund             DWS Blue Chip VIP
     Tax Free Investment Class             DWS Latin America Equity Fund             DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                    DWS LifeCompass 2015 Fund                 DWS Core Fixed Income VIP
    Prime Series                           DWS LifeCompass 2020 Fund                 DWS Davis Venture Value VIP
     Prime Shares                          DWS LifeCompass 2030 Fund                 DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund DWS LifeCompass 2040 Fund                 DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                          DWS LifeCompass Income Fund               DWS Global Thematic VIP
DWS Blue Chip Fund                         DWS LifeCompass Protect Fund              DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund        DWS LifeCompass Retirement Fund           DWS Growth Allocation VIP
DWS Capital Growth Fund                    DWS Lifecycle Long Range Fund             DWS High Income VIP
DWS Climate Change Fund                    DWS Managed Municipal Bond Fund           DWS International Select Equity VIP
DWS Commodity Securities Fund              DWS Massachusetts Tax-Free Fund           DWS Janus Growth & Income VIP
DWS Communications Fund                    DWS Micro Cap Fund                        DWS Large Cap Value VIP
DWS Core Fixed Income Fund                 DWS Mid Cap Growth Fund                   DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund              DWS Money Market Prime Series             DWS Moderate Allocation VIP
DWS Core Plus Income Fund                  DWS Money Market Fund                     DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund     DWS Cash Investment Trust Class A         DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund      DWS Cash Investment Trust Class B         DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund        DWS Cash Investment Trust Class C         DWS Technology VIP
DWS Dreman Concentrated Value Fund         DWS Cash Investment Trust Class S         DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund         DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                   Premium Class S                      Treasury Portfolio
DWS Dreman Small Cap Value Fund                 Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund              DWS New York Tax-Free Income Fund         DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund           DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund     DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&p 500 Index Fund                Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                  DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                     DWS S&p 500 Index Fund
                                           DWS Short Duration Fund
                                           DWS Short Duration Plus Fund
                                           DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          FOR EACH OF THE LISTED FUNDS

Cash Account Trust                                    DWS Strategic Government Securities Fund
      Government & Agency Securities Portfolio        DWS Strategic Income Fund
      Money Market Portfolio                          DWS Target Fund
      Tax-Exempt Portfolio                            DWS LifeCompass Income Fund
Investors Cash Trust                                  DWS LifeCompass Protect Fund
      Treasury Portfolio                              DWS Target 2008 Fund
Tax-Exempt California Money Market Fund               DWS Target 2010 Fund
DWS Balanced Fund                                     DWS Target 2011 Fund
DWS Blue Chip Fund                                    DWS Target 2012 Fund
DWS Equity Trust                                      DWS Target 2013 Fund
DWS Alternative Asset Allocation Plus Fund            DWS Target 2014 Fund
DWS Core Plus Allocation Fund                         DWS Technology Fund
DWS Disciplined Long/Short Growth Fund                DWS Value Series, Inc.
DWS Disciplined Long/Short Value Fund                 DWS Dreman Concentrated Value Fund
DWS Disciplined Market Neutral Fund                   DWS Dreman High Return Equity Fund
DWS High Income Series                                DWS Dreman Mid Cap Value Fund
DWS High Income Fund                                  DWS Dreman Small Cap Value Fund
DWS Money Funds                                       DWS Large Cap Value Fund
DWS Money Market Prime Series
DWS State Tax-Free Trust
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

Shareholders of the funds listed above recently elected Board Members and certain of the funds listed above approved: (1) an amended and restated
investment management agreement with Deutsche Investment Management Americas
Inc. (the "Advisor"); (2) a subadviser approval policy; and (3) the revision and/or removal of certain fundamental investment policies.

Board Members
-------------

For all funds the following replaces the relevant disclosure with respect to the
Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Funds. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Funds or the Advisor (each, an "Independent Board Member"), is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

                                      -1-

Independent Board Members

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)  President, Driscoll Associates (consulting firm); Executive Fellow,           135
Chairperson since           Center for Business Ethics, Bentley College; formerly, Partner,
2004,(2) and Board          Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
Member since 1987           General Counsel, Filene's (1978-1988). Directorships: Trustee of 8
                            open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                            2007); Director of ICI Mutual Insurance Company (since 2007);
                            Advisory Board, Center for Business Ethics, Bentley College; Trustee,
                            Southwest Florida Community Foundation (charitable organization);
                            Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman             Consultant, World Bank/Inter-American Development Bank; formerly,             133
(1950)                      Project Leader, International Institute for Applied Systems Analysis
Vice Chairperson since      (1998-2001); Chief Executive Officer, The Eric Group, Inc.
2008, and Board Member      (environmental insurance) (1986-1998)
since 1993
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk Management         135
Board Member since 1999     Officer, First Chicago NBD Corporation/The First National Bank of
                            Chicago (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:  Healthways Inc.
                            (provider of disease and care management services); Portland General
                            Electric (utility company); Stockwell Capital Investments PLC
                            (private equity). Former Directorships: First Oak Brook Bancshares,
                            Inc. and Oak Brook Bank
----------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.       Vice Chair, WGBH Educational Foundation. Directorships: Association           135
 (1943)                     of Public Television Stations; Becton Dickinson and Company(3)
 Board Member since         (medical technology company); Belo Corporation(3) (media company);
 1990                       Boston Museum of Science; Public Radio International. Former
                            Directorships: American Public Television; Concord Academy; New
                            England Aquarium; Mass. Corporation for Educational
                            Telecommunications; Committee for Economic Development; Public
                            Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)         Managing General Partner, Exeter Capital Partners (a series of                135
Board Member since          private equity funds). Directorships: Progressive Holding Corporation
1996                        (kitchen goods importer and distributor); Natural History, Inc.
                            (magazine publisher); Box Top Media Inc. (advertising); The Kennel
                            Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss         Clinical Professor of Finance, NYU Stern School of Business                   135
(1945)                      (1997-present); Member, Finance Committee, Association for Asian
Board Member since          Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2001                        (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                            (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                      -2-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring          Jacob Safra Professor of International Banking and Professor, Finance         135
(1946)                      Department, The Wharton School, University of Pennsylvania (since
Board Member since          July 1972); Co-Director, Wharton Financial Institutions Center (since
1990                        July 2000); Director, Japan Equity Fund, Inc. (since September 2007),
                            Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc.
                            (since September 2007). Formerly, Vice Dean and Director, Wharton
                            Undergraduate Division (July 1995-June 2000); Director, Lauder
                            Institute of International Management Studies (July 2000-June 2006)
----------------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Chief Administrative Officer, Diamond Management & Technology                 135
Board Member since 2004     Consultants, Inc. (global management consulting firm) (2001-present);
                            formerly, Senior Partner, Arthur Andersen LLP (accounting)
                            (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan
                            Chicago. Formerly Trustee, Ravinia Festival
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            President and Chief Executive Officer, The Pew Charitable Trusts              135
(1951)                      (charitable organization) (1994 to present); Trustee, Thomas
Board Member since          Jefferson Foundation (charitable organization) (1994 to present);
1995                        Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001
                            to present). Formerly, Executive Vice President, The Glenmede Trust
                            Company (investment trust and wealth management) (1983 to 2004);
                            Board Member, Investor Education (charitable organization)
                            (2004-2005); Director, Viasys Health Care(3) (January 2007-June
                            2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.      Private investor since October 2003; Trustee of 8 open-end mutual             135
(1946)                      funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since          Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
1993                        (telecommunications) (November 1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      Retired. Formerly, Consultant (1997-2001); Director, US Government            135
(1943)                      Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since          L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1997                        Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                            Fund Directors Forum (2002-2004), American Bar Retirement Association
                            (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc. (consulting firm)           138
Board Member since 1999     (1983 to present).
----------------------------------------------------------------------------------------------------------------------

                                      -3-

Interested Board Member

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Axel Schwarzer(4)           Managing Director(5), Deutsche Asset Management; Head of Deutsche             135
 (1958)                     Asset Management Americas; CEO of DWS Scudder; formerly, board member
 Board Member since         of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                       Product Management for the Retail and Private Banking Division of
                            Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private
                            Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

Officers(6)

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8)        Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly,
 President, 2006-present    Director of Fund Board Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations,
                            Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)    Director(5), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8)     Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New
 (1963)                     York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co.
 Assistant Secretary,       LLC (1998-2003)
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)        Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel,
 (1962)                     Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9)        Managing Director(5), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)            Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)             Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State
 (1967)                     Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------

                                      -4-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(5), Deutsche Asset Management
 D'Eramo(9)
 (1957)
 Assistant Treasurer,
 2003-present
----------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)         Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)     Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
----------------------------------------------------------------------------------------------------------------------
 J. Christopher             Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 Jackson(8)                 President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 (1951)                     (1996-2006); Director, National Society of Compliance Professionals
 Chief Legal Officer,       (2002-2005)(2006-2009)
 2006-present
----------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address: 345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

                                      -5-

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Funds' Board held eight (8)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Funds' Board
performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review
Committee of the Funds' Board performed similar functions and held two (2)
meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Funds' Board performed similar functions and held five (5)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held five (5) meetings.

                                      -6-

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was
newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The
Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds'
securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Funds' Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Operations Committee, which held six (6) meetings, and
Valuation Committee, which held one (1) meeting, except for DWS Blue Chip Fund,
DWS Disciplined Market Neutral Fund, DWS High Income Fund and DWS Technology
Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management ("DeAM") or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr.
Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $7,130                $8,470             $6,660              $3,180
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,862               $10,460             $8,359              $4,081
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------

                                      -7-

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Alternative                                                DWS California
                               Asset Allocation             DWS              DWS Blue             Tax-Free
Name of Board Member               Plus Fund           Balanced Fund        Chip Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                       $50                $6,340             $4,270              $4,840
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                          $85                $7,826             $5,260              $5,979
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                        $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                      $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------

                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                                    DWS Disciplined     DWS Disciplined       DWS Disciplined
                                DWS Core Plus          Long/Short          Long/Short             Market
Name of Board Member           Allocation Fund        Growth Fund          Value Fund          Neutral Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $1,110               $1,070               $1,090             $1,140
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $1,403               $1,319               $1,368             $1,440
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------

                                      -8-

                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                 DWS Dreman           DWS Dreman          DWS Dreman            DWS Dreman
                                Concentrated         High Return           Mid Cap              Small Cap
Name of Board Member             Value Fund          Equity Fund          Value Fund            Value Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                     $2,050              $11,050              $1,980             $6,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                       $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                               $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        $2,540              $13,647              $2,448             $8,190
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                         $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                      $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                           $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                                          DWS Life              DWS Life
                                  DWS High            DWS Large            Compass               Compass
Name of Board Member            Income Fund        Cap Value Fund        Income Fund          Protect Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $6,680              $6,390               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,239              $7,870               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $8,250           $3,670              $6,830                  $3,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $10,243           $4,542              $8,424                  $4,473
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------

                                      -9-

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Target          DWS Target           DWS Target             DWS Target
Name of Board Member            2008 Fund           2010 Fund            2011 Fund              2012 Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,280                $1,750              $2,070                   $1,910
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1,580                $2,154              $2,552                   $2,345
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------

                                                  Aggregate Compensation from Fund/Portfolio
                            ---------------------------------------------------------------------------------------
                                                                                                 Tax-Exempt
                                DWS Target          DWS Target               DWS              California Money
Name of Board Member            2013 Fund            2014 Fund         Technology Fund           Market Fund
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,670                 $1,690             $5,200                  $2,210
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $2,066                 $2,090             $6,413                  $2,727
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William McClayton                $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------

                                      -10-

------------------------------------------------------------------------------
                                                  Total Compensation from
                                                        Fund and DWS
Name of Board Member                                 Fund Complex(1)
------------------------------------------------------------------------------
Independent Board Members
------------------------------------------------------------------------------
John W. Ballantine                                        $215,000
------------------------------------------------------------------------------
Henry P. Becton, Jr.(4)                                   $200,000
------------------------------------------------------------------------------
Dawn-Marie Driscoll(2)(4)                                 $253,000
------------------------------------------------------------------------------
Keith R. Fox(4)                                           $203,000
------------------------------------------------------------------------------
Paul K. Freeman(3)                                        $265,000
------------------------------------------------------------------------------
Kenneth C. Froewiss(4)                                    $200,000
------------------------------------------------------------------------------
Richard J. Herring(4)                                     $195,000
------------------------------------------------------------------------------
William McClayton(5)                                      $205,000
------------------------------------------------------------------------------
Rebecca W. Rimel(4)                                       $194,000
------------------------------------------------------------------------------
William N. Searcy, Jr.(4)                                 $200,000
------------------------------------------------------------------------------
Jean Gleason Stromberg(4)                                 $189,000
------------------------------------------------------------------------------
Robert H. Wadsworth                                       $245,250
------------------------------------------------------------------------------

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(3)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(4)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

                                      -11-

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
$100,000.

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                           -----------------------------------------------------------------------------------------------
                                 Government &
                               Agency Securities            Money Market           Tax-Exempt
Name of Board Member               Portfolio                 Portfolio              Portfolio        Treasury Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               $1 - $10,000                  None               $1 - $10,000          $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                    None                      None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                           None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                      None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                       None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             $1 - $10,000                  None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                 None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                         None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ------------------------------------------------------------------------------------------------
                                DWS Alternative                                                         DWS California
                               Asset Allocation                 DWS                    DWS                 Tax-Free
Name of Board Member               Plus Fund               Balanced Fund          Blue Chip Fund         Income Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                   $1 - $10,000               None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                       None                   None           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $1 - $10,000                   None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                $10,001 - $50,000             None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg         $10,001 - $50,000                None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -12-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          -------------------------------------------------------------------------------------------------
                                                           DWS Disciplined        DWS Disciplined       DWS Disciplined
                                    DWS Core                 Long/Short              Long/Short             Market
Name of Board Member          Plus Allocation Fund           Growth Fund             Value Fund          Neutral Fund
---------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
---------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $1 - $10,000              $1 - $10,000                None                 None
---------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $1 - $10,000                  None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                      None                    None           $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
---------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------

                                       Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                       ---------------------------------------------------------------------------------------------------
                                DWS Dreman                  DWS Dreman             DWS Dreman            DWS Dreman
                               Concentrated                High Return              Mid Cap               Small Cap
Name of Board Member            Value Fund                 Equity Fund             Value Fund            Value Fund
--------------------------------------------------------------------------------------------------------------------------
                                                           Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                 None                   Over $100,000               None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               None                        None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                    None                 $50,001 - $100,000            None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $1 - $10,000                    None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                 None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                  None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   None                        None                   None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                            Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -13-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ---------------------------------------------------------------------------------------------------
                                                                                      DWS Life               DWS Life
                                    DWS High                  DWS Large                Compass                Compass
Name of Board Member               Income Fund              Cap Value Fund           Income Fund           Protect Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
-----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  None                   $1 - $10,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                $50,001 - $100,000                None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
-----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                   DWS Money               DWS New York           DWS Strategic
                                    Market                   Tax-Free               Government            DWS Strategic
Name of Board Member             Prime Series               Income Fund          Securities Fund           Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $1 - $10,000              $1 - $10,000                None                   None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                Over $100,000                 None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                $1 - $10,000               None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

                                      -14-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                  DWS Target               DWS Target             DWS Target               DWS Target
Name of Board Member               2008 Fund                2010 Fund              2011 Fund               2012 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                        ----------------------------------------------------------------------------------------------------
                                                                                                           Tax-Exempt
                                  DWS Target                DWS Target                 DWS                 California
Name of Board Member               2013 Fund                 2014 Fund           Technology Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                      None                 $1-$10,000                None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                      None                    None                $1-$10,000
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None             $10,001 - $50,000             None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

Investment Management Agreement/Administrative Agreement

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS
Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target
2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California
Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure under Management of the Fund:

The Board and the Fund's shareholders recently approved an amended and restated
investment management agreement (the "Investment Management Agreement") for the
Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund's assets. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund,

                                      -15-

including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board Members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the
Investment Management Agreement. The Investment Management Agreement may be
terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days'
written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS Balanced Fund                                  0.370% to $1.5 billion
                                                  0.345% next $500 million
                                                  0.310% next $1.5 billion
                                                   0.300% next $2 billion
                                                   0.290% next $2 billion
                                                  0.280% next $2.5 billion
                                                  0.270% next $2.5 billion
                                                     0.260% thereafter
---------------------------------------- ---------------------------------------

                                      -16-

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS California Tax-Free Income Fund                0.450% to $250 million
                                                  0.420% next $750 million
                                                  0.400% next $1.5 billion
                                                  0.380% next $2.5 billion
                                                  0.350% next $2.5 billion
                                                  0.330% next $2.5 billion
                                                  0.310% next $2.5 billion
                                                     0.300% thereafter
---------------------------------------- ---------------------------------------
DWS High Income Fund                               0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
DWS Money Market Prime Series                      0.400% to $215 billion
                                                  0.275% next $335 million
                                                  0.200% next $250 million
                                                  0.150% next $800 million
                                                  0.140% next $800 million
                                                  0.130% next $800 million
                                                     0.120% thereafter
---------------------------------------- ---------------------------------------
DWS Strategic Government Securities Fund           0.350% to $250 million
                                                  0.330% next $750 million
                                                  0.310% next $1.5 billion
                                                  0.300% next $2.5 billion
                                                  0.280% next $2.5 billion
                                                  0.260% next $2.5 billion
                                                  0.240% next $2.5 billion
                                                     0.220% thereafter
---------------------------------------- ---------------------------------------
DWS Strategic Income Fund                          0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
DWS Target 2010 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2011 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2012 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2013 Fund                                       0.400%
---------------------------------------- ---------------------------------------

                                      -17-

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS Technology Fund                                0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
Tax-Exempt California Money Market Fund            0.120% to $500 million
                                                  0.100% next $500 million
                                                  0.075% next $1.0 billion
                                                  0.060% next $1.0 billion
                                                     0.050% thereafter
---------------------------------------- ---------------------------------------
Treasury Portfolio                                         0.050%
---------------------------------------- ---------------------------------------

The Fund recently entered into a new administrative services agreement with the
Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the
Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of
0.100% of the Fund's net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the Fund's shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records;
provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund;
assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS Disciplined
Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined
Market Neutral Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money
Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic
Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund,
DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market
Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

                                      -18-

The Board and the Fund's shareholders recently approved a new subadvisor policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy
permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the
Subadviser Approval Policy without the Securities and Exchange Commission (the
"SEC") granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor.
However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the
Funds' exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval
Policy as described above. The SEC also has proposed Rule 15a-5 under the
Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the
Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic
Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS
Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology
Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The fundamental investment restriction regarding commodities is replaced with the following:

         The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

Effective on or about May 1, 2008, the Fund's fundamental restrictions are replaced with the following:

         The Fund may not:

         (1)      Borrow money, except as permitted under the 1940 Act, as
                  amended, and as interpreted or modified by regulatory
                  authority having jurisdiction, from time to time.

         (2)      Issue senior securities, except as permitted under the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (3)      Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (4)      Purchase or sell real estate, which term does not include
                  securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except

                                      -19-

                  that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of
                  securities.

         (5)      Purchase or sell commodities, except as permitted by the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (6)      Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

         (7)      Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund's disclosure relating to its status as a diversified fund is replaced with the following:

         The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund's fundamental restriction regarding concentration is replaced with the following:

         The Fund may not concentrate its investments in a particular industry
         (excluding U.S. Government Obligations), as that term is used in the
         1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The relevant paragraph under Investment Restrictions is replaced with the following:

         Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the following paragraph is added under
Investment Policies and Techniques for DWS Money Market Prime Series:

         Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations.
         Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect

                                      -20-

         the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

               Please Retain This Supplement for Future Reference

April 3, 2008

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman Concentrated Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman High Return Equity Fund
           Class A, Class B, Class C, Class R and Institutional Class

                          DWS Dreman Mid Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                         DWS Dreman Small Cap Value Fund
               Class A, Class B, Class C, and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses dated March 1, 2008, as amended from time to time for DWS Large Cap Value Fund, DWS Dreman Concentrated
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund (each a "Fund," and collectively, the
"Funds"). The prospectuses may be obtained without charge by contacting DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606,
1-800-621-1148, or from the firm from which this Statement of Additional
Information was obtained and is also available along with other related materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional
Information ("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the combined prospectuses for the Funds.

                                                                           Page
                                                                           ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund, except for DWS Dreman Concentrated Value Fund, which is classified as a non-diversified fund, has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 10% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(6)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act;

(8)      invest more than 15% of net assets in illiquid securities; and

(9)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days' notice prior to making a change to such Fund's 80%
investment policy (except DWS Dreman Concentrated Value Fund), as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's Sub-Advisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                       3

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and non-fundamental policies regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&p 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&p 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&p MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&p
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&p or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High-Yield/High-Risk Bonds. DWS Dreman Concentrated Value Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&p or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk
(including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the
Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest

                                       10

payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may

                                       11

become subject to market competition from which they were previously protected.
Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price
(including interest), a Fund will direct

                                       12

the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of

                                       13

a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery

                                       14

of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&p or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to

                                       15

possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&p or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or

                                       16

the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       17

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&p or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund

                                       18

sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

                                       19

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"),
Sub-Advisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each
Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a
Sub-Advisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

                                       20

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
Sub-Advisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's
Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a
Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund, which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses. Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund,

                                       21

the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more
Funds if elected to such positions. To the extent permissible by law, the
Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreements for DWS
Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund dated June 1,
2005 and August 1, 2005, respectively, were last renewed by the Directors on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA, and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a

                                       22

majority of the non-interested Directors most recently approved the Investment
Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement , the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                            DWS Large Cap Value Fund*
------------------------                            -------------------------
$0 - $1.5 billion                                   0.425%
Over $1.5 billion - $2 billion                      0.400%
Over $2 billion - $3 billion                        0.375%
Over $3 billion - $4 billion                        0.350%
Over $4 billion - $5 billion                        0.325%
Over $5 billion                                     0.300%

*        Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       23

Average Daily Net Assets                             DWS Large Cap Value Fund
------------------------                             ------------------------

$0 - $1.5 billion                                             0.525%
Over $1.5 billion - $2 billion                                0.500%
Over $2 billion - $3 billion                                  0.475%
Over $3 billion - $4 billion                                  0.450%
Over $4 billion - $5 billion                                  0.425%
Over $5 billion                                               0.400%

                                            DWS Dreman High Return Equity Fund
                                                      and DWS Dreman
Average Daily Net Assets                           Small Cap Value Fund
------------------------                           --------------------

$0 - $250 million                                          0.750%
Over $250 million - $1 billion                             0.720%
Over $1 billion - $2.5 billion                             0.700%
Over $2.5 billion - $5 billion                             0.680%
Over $5 billion - $7.5 billion                             0.650%
Over $7.5 billion - $10 billion                            0.640%
Over $10 billion - $12.5 billion                           0.630%
Over $12.5 billion                                         0.620%

                                                               DWS Dreman
Average Daily Net Assets                                 Concentrated Value Fund
------------------------                                 -----------------------

$0 - $250 million                                                0.800%
Over $250 million - $1 billion                                   0.780%
Over $1 billion - $2.5 billion                                   0.760%
Over $2.5 billion                                                0.740%

Average Daily Net Assets                         DWS Dreman Mid Cap Value Fund
------------------------                         -----------------------------

$0 - $250 million                                        0.75%
Over $250 million - $1 billion                           0.72%
Over $1 billion - $2.5 billion                           0.70%
Over $2.5 billion to $4 billion                          0.68%
Over $4 billion                                          0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

                                       24

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                                 Amount       Amount                       Amount      Amount
                                  Fiscal Year    Waived     Reimbursed    Fiscal Year      Waived    Reimbursed
Fund                                 2007         2007         2007          2006            2006       2006        Fiscal Year 2005
----                                 ----         ----         ----          ----            ----       ----        ----------------
DWS Large Cap Value Fund          $8,550,419       --        $18,494     $10,046,511          --       $21,433        $10,288,958
DWS Dreman Concentrated Value       $589,704   $194,662           --        $407,579      $191,844     $58,596            $65,191
Fund*
DWS Dreman High Return Equity    $60,511,761       --        $94,008     $53,337,058          --       $88,724        $44,313,671
Fund
DWS Dreman Mid Cap Value Fund*      $550,199   $172,609           --        $190,836      $190,836     $73,136            $12,493
DWS Dreman Small Cap Value Fund  $15,056,842       --        $21,701      $9,375,452          --       $14,916         $6,537,020

*         DWS Dreman Concentrated Value Fund commenced operations on June 1,
          2005. DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Concentrated Value Fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman High Return Equity Fund to the extent necessary to maintain the
Fund's total operating expenses at 1.12% for Class A shares, 1.96% for Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
Dreman High Return Equity Fund to the extent necessary to maintain the Fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.35% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to

                                       25

maintain the Fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors

                                       26

of the Corporation. The Board of Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September
19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the sub-advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the sub-advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

First $1.5 billion                                                    0.2025%
Next $500 million                                                     0.1900%
Next $1 billion                                                       0.1775%
Next $1 billion                                                       0.1650%
Next $1 billion                                                       0.1525%
Thereafter                                                            0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue Suite 230-4, Aspen, Colorado 81611, is the Sub-Advisor for DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor .
DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap Value Fund since January 18,
2002. DVM has served as Sub-Advisor for DWS Dreman Concentrated Value Fund and
DWS Dreman Mid Cap Value Fund since their inception. DVM has served as subadvisor for DWS Dreman High Return Equity Fund since its inception.

The Advisor currently pays DVM for its services sub-advisory fees, payable monthly, as a percentage of average daily net assets as shown below:

  Average Daily Net Assets                 DWS Dreman Concentrated Value Fund
  ------------------------                 ----------------------------------

  $0 - $250 million                                        0.400%
  Over $250 million - $1 billion                           0.390%
  Over $1 billion - $2.5 billion                           0.380%
  Over $2.5 billion                                        0.370%

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  $0 - $500 million                                        0.375%

                                       27

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  Over $500 million                                        0.340%

Average Daily Net Assets                     DWS Dreman Small Cap Value Fund
------------------------                     -------------------------------

$0 - $500 million                                         0.375%
Over $500 million                                         0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a sub-advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------

$0 - $250 million                                           0.240%
Over $250 million - $1 billion                              0.230%
Over $1 billion - $2.5 billion                              0.224%
Over $2.5 billion - $5 billion                              0.218%
Over $5 billion - $7.5 billion                              0.208%
Over $7.5 billion - $10 billion                             0.205%
Over $10 billion - $12.5 billion                            0.202%
Over $12.5 billion                                          0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                        Fiscal 2007     Fiscal 2006     Fiscal 2005
----                                        -----------     -----------     -----------
DWS Dreman Concentrated Value Fund*           $265,674        $181,538         $19,892

                                       28

Fund                                        Fiscal 2007     Fiscal 2006     Fiscal 2005
----                                        -----------     -----------     -----------
DWS Dreman High Return Equity Fund         $18,386,793     $16,484,701     $13,700,258
DWS Dreman Mid Cap Value Fund*                $242,306         $66,599          $5,036
DWS Dreman Small Cap Value Fund             $6,685,225      $4,179,274      $3,077,159

*   DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005. DWS
    Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary. o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of
         all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate
         Morningstar and Lipper peer group universes and/or benchmark index(es)
         with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

                                       29

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Funds have been advised that the Sub-Advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Advisor's profit sharing plan, a defined contribution plan that allows the Sub-Advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-Advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-Advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

                                       30

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                      Dollar Range of
Name of Portfolio Manager         DWS Large Cap Value Fund       All DWS Fund Shares Owned
-------------------------         ------------------------       -------------------------
Thomas Schuessler                            $0                      $50,001-$100,000

                                     DWS Dreman
                                Concentrated Value      DWS Dreman High    DWS Dreman Mid Cap    DWS Dreman Small
Name of Portfolio Manager               Fund          Return Equity Fund       Value Fund         Cap Value Fund
-------------------------               ----          ------------------       ----------         --------------
David N. Dreman                          $0             Over $1,000,000            $0                   $0
F. James Hutchinson                      $0                   $0                   $0                  N/A
E. Clifton Hoover                        $0                   $0                   N/A                  $0
Mark Roach                              N/A                   N/A                  $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
Thomas Schuessler                          1             $273,547,517                0                     0

                                       31

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
Thomas Schuessler                         0                   0                      0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------
Thomas Schuessler                         2             $6,500,000,000               1             $1,200,000,000

DWS Dreman Concentrated Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                       15            $14,500,000,000              0                    $0
E. Clifton Hoover                          8            $11,800,000,000              0                    $0

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
David N. Dreman                           21            $7,600,000,000               0                    $0
F. James Hutchinson                       15            $6,300,000,000               0                    $0
E. Clifton Hoover                          8            $3,500,000,000               0                    $0

                                       32

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of       Total Assets of     Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                        8            $11,800,000,000              0                    $0
Mark Roach                                12            $3,300,000,000               0                    $0

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
David N. Dreman                           21            $13,900,000,000              0                    $0
E. Clifton Hoover                         15            $12,500,000,000              0                    $0
Mark Roach                                12            $1,300,000,000               0                    $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                               Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
David N. Dreman                           9           $409,000,000                   4              $57,900,000
F. James Hutchinson                       0                $0                        0                  $0
E. Clifton Hoover                         0                $0                        0                  $0
Mark Roach                                0                $0                        0                  $0

                                       33

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------          --------------          --------                 ---             ------------
David N. Dreman                       205            $2,700,000,000                  0                   $0
F. James Hutchinson                    0                   $0                        0                   $0
E. Clifton Hoover                     186            $2,600,000,000                  0                   $0
Mark Roach                             19             $109,000,000                   0                   $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Sub-Advisor
manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients'
accounts in an equitable manner. The Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the
Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the
Fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased

                                       34

         or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-Advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and the Sub-Advisors' Codes of Ethics
contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisors, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                       35

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange
Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by
DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and
Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding

                                       36

disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets;

                                       37

reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services
Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

Pursuant to separate Underwriting and Distribution Services Agreements (each a
"Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South
Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002, was last approved by the Directors on
September 19, 2007 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution
Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each
Fund or by DWS-SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares,"
DWS-SDI retains any sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares.
DWS-SDI receives no compensation from the Funds as principal underwriter for
Class A and Institutional shares, except as described below. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and
Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B, Class C and Class R shareholders, as applicable, under a
Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The
Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B,
C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a
"majority of the outstanding voting securities," as defined under the 1940 Act, of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of
Directors in the manner described above with respect to the continuation of the
Services Agreement.

                                       38

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Distribution Plan") that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to a plan adopted under Rule
12b-1, shareholder and administrative services are provided to the applicable
Fund on behalf of its Class A, B, C and R shareholders under each Fund's
Services Agreement with DWS-SDI (each a "Rule 12b-1 Service Plan"). Because
12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution Plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class
R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the
Fund. Similarly, the Services Agreement is approved and reviewed separately for
Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Funds to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Funds will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the
Funds to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Funds. In connection with Class B shares, for example, if shares of the Funds were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Funds' shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year
6 prior to conversion of the investment to Class A shares). As a result, if
DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

                                       39

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement,
DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the
Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI generally advances to firms the first year distribution fee at a rate of 0.75%
of the purchase price of Class C shares. However, DWS-SDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from
DWS Dreman High Return Equity Fund under its Rule 12b-1 Distribution Plan, payable monthly, at an annual rate of 0.25% of average daily net assets attributable to Class R sales.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Service
Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares, as applicable.

With respect to Class A and R Shares of a Fund, as applicable, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class
A and Class R Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI generally advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DWS-SDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP,
Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each
Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       40

                                                 12b-1 Compensation to Underwriter for the
                                                Twelve-Month Period Ended September 30, 2007
                                               -----------------------------------------------

                                                   12b-1          12b-1           12b-1
                                               Distribution    Shareholder     Compensation
                                                   Fees       Services Fees   Paid to Firms
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman  Concentrated  Value  Class A       $0             $117,720       $117,286
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $20,544        $4,489         $22,473
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $112,152       $35,684        $206,117
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman High  Return  Equity  Class A       $0             $14,272,283    $0
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $5,206,993     $1,703,267     $2,753,378
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $8,404,378     $2,699,182     $12,775,521
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class R       $81,573        $52,392        $155,104
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Mid Cap Value Fund    Class A       $0             $76,485        $76,584
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $22,166        $6,977         $48,317
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $97,896        $29,396        $211,751
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Small Cap Value Fund  Class A       $1,195         $3,061,584     $853
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $827,145       $269,175       $473,399
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $2,081,577     $658,996       $3,050,156
-------------------------------- ------------- -------------- -------------- -----------------
DWS Large Cap Value Fund         Class A       $344           $826,428       $784,857
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $258,666       $84,681        $109,498
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $254,988       $82,334        $350,639
-------------------------------- ------------- -------------- -------------- -----------------

                                                        Other Expenses Paid by Underwriter for the
                                                       Twelve-Month Period Ended September 30, 2007
                                               ----------------------------------------------------------- ------------
                                                Advertising,
                                                   Sales,
                                                 Literature
                                                    and                        Marketing
                                                Promotional     Prospectus     and Sales     Postage and     Imputed
                                                 Materials       Printing       Expenses       Mailing      Interest
---------------------------------------------------------------------------------------------------------------------
DWS Dreman  Concentrated  Value  Class A       $133,878        $11,063        $29,875       $8,684         $0
Fund
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $2,719          $231           $581          $178           $2,876
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $24,908         $2,104         $5,371        $1,494         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman High  Return  Equity  Class A       $5,586,855      $477,513       $1,244,588    $386,758       $0
Fund
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $231,500        $19,548        $50,509       $15,142        $4,193,940
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $1,073,246      $91,025        $234,135      $70,492        $0
---------------------------------------------------------------------------------------------------------------------
                                 Class R       $99,689         $8,572         $22,274       $7,252         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman Mid Cap Value Fund    Class A       $131,482        $11,725        $27,692       $9,629         $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $5,662          $493           $1,219        $435           $3,890
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $56,798         $5,081         $12,223       $4,283         $0
---------------------------------------------------------------------------------------------------------------------
DWS Dreman Small Cap Value Fund  Class A       $3,721,713      $314,965       $796,192      $249,304       $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $63,123         $5,048         $13,969       $3,632         $728,439
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $614,034        $49,530        $134,436      $33,882        $0
---------------------------------------------------------------------------------------------------------------------
DWS Large Cap Value Fund         Class A       $253,462        $21,604        $55,334       $16,811        $0
---------------------------------------------------------------------------------------------------------------------
                                 Class B       $5,731          $451           $1,243        $394           $177,900
---------------------------------------------------------------------------------------------------------------------
                                 Class C       $19,493         $1,681         $4,172        $1,306         $0
---------------------------------------------------------------------------------------------------------------------

                                       41

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by
DWS-SDI.

                                                                                                          Aggregate
                                                 Aggregate       Aggregate    Aggregate Commissions      Commissions
                                                   Sales        Commissions    Paid to Affiliated       Retained by
Fund                             Fiscal Year    Commissions    Paid to Firms          Firms                DWS-SDI
----                             -----------    -----------    -------------          -----                -------
DWS Large Cap
Value Fund
                                    2007           $63,000         $40,000                $12,000             $11,000
                                    2006           $72,000         $53,000                 $7,000             $12,000
                                    2005          $121,000         $77,000                $16,000             $28,000

DWS Concentrated
Value Fund
                                    2007           $26,000          $9,000                     $0             $17,000
                                    2006           $36,000         $14,000                     $0             $22,000
                                    2005           $31,000          $8,000                 $1,000             $22,000

DWS Dreman High Return Equity
Fund
                                    2007        $1,178,000        $682,000                $40,000            $456,000
                                    2006        $1,498,000        $781,000                $30,000            $687,000
                                    2005        $1,613,000        $813,000                $65,000            $735,000

DWS Dreman Mid Cap
Value Fund
                                    2007           $68,000         $21,000                 $2,000             $45,000
                                    2006           $41,000         $10,000                 $1,000             $30,000
                                    2005            $7,000          $1,000                     $0              $6,000

DWS Dreman Small Cap Value Fund
                                    2007           $68,000         $21,000                 $2,000             $45,000
                                    2006          $387,000        $173,000                 $7,000            $207,000
                                    2005          $288,000        $146,000                 $9,000            $133,000

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from both DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap
Value Fund: 0.025% of the first $150 million of average daily net assets,
0.0075% on the next $850 million, and 0.0045% over $1 billion plus holding and transaction charges for this service. The amount s charged to the Funds for the fiscal years ended November 30, 2007 and November 30, 2006 was:

                                       42

Fund                                                           Amount Charged                  Amount Waived
----                                                           --------------                  -------------
                                         2007                       2006
                                         ----                       ----
DWS Dreman Concentrated Value          $81,598                         $99,826                              $0
Fund

DWS Dreman Mid Cap Value Fund         $105,295                        $134,211                         $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

SSB, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

                                       43

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy

                                       44

regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory

                                       45

reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,858 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
 Bank of New York Mellon Corp.                                       $33,296
 Prudential Financial Inc.                                           $29,117
 JP Morgan Chas & Co.                                                $23,722

DWS Dreman Concentrated Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $48,846in commissions. For the fiscal year ended November 30,
2006, the Fund paid $21,210 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $8,024 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
Washington Mutual Inc.                                                $2,428
Bank of America Corp.                                                 $3,395
Wachovia Corp.                                                        $2,989

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,445 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. For the fiscal year ended
November 30, 2005, the Fund paid $1,336,370 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
Washington Mutual Inc.                                               $257,704

                                       46

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
PNC Financial Services Group                                         $231,187
Bank of America Corp.                                                $331,977
JP Morgan Chase & Co.                                                 $24,113
US Bancorp                                                           $138,778
Wachovia Corp.                                                       $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950.41 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $23,086 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
Comerica, Inc.                                                       $1,250
Marshall & Ilsley Corp.                                                $876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------
Waddell & Reed Financial, Inc.                                       $10,063
Stancorp Financial Group, Inc.                                       $13,903
Apollo Investment Corp.                                              $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                              November 30, 2007     November 30, 2006
                                              -----------------     -----------------
DWS Large Cap Value Fund                             86%                   76%
DWS Dreman Concentrated Value Fund                   58%                   38%
DWS Dreman High Return Equity Fund                   27%                   32%

                                       47

                                              November 30, 2007     November 30, 2006
                                              -----------------     -----------------
DWS Dreman Mid Cap Value Fund                        82%                   34%
DWS Dreman Small Cap Value Fund                      60%                   48%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund
(including applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized

                                       48

designees and accepted by a Fund. Further, if purchases or redemptions of a
Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core,
Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for
Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

                                       49

confirmations. During periods when it is difficult to contact the Shareholder
Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds'
prospectuses.

                                       50

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS-SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS
Dreman High Return Equity Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by
DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

               Compensation Schedule #1:                          Compensation Schedule #2:
        Retail Sales and DWS Scudder Flex Plan(1)              DWS Scudder Retirement Plans(2)
        -----------------------------------------              -------------------------------
            Amount of             As a Percentage of Net     Amount of      As a Percentage of Net
           Shares Sold                  Asset Value         Shares Sold           Asset Value
           -----------                  -----------         -----------           -----------
$1 million to $3 million                   1.00%          Over $3 million         0.00%-0.50%
Over $3 million to $50 million             0.50%                 --                     --
Over $50 million                           0.25%                 --                     --

                Compensation Schedule #3:
                DWS Scudder Choice Plan(3)
                --------------------------
            Amount of                As a Percentage of
           Shares Sold                Net Asset Value
           -----------                ---------------

All Amounts                                1.00%

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares --
         Combined Purchases," including purchases pursuant to the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2)      Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

                                       51

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of
0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

                                       52

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities

                                       53

Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                       54

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------
Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00***                  .00***               ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

***      Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

                                       55

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a Sub-Advisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

                                       56

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October
         1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in

                                       57

accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds'
Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Funds' Prospectuses.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and
"DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after
         October 1, 2003. Orders to purchase Class B shares for a DWS Scudder
         Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

                                       58

Purchase of Institutional Class and Class R Shares. Class R shares are only available for DWS Dreman High Return Equity Fund. Information on how to buy
Institutional Class and Class R shares is set forth in the section entitled
"Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class
Shares is $1,000,000. The minimum initial investment for Institutional Class shares may be waived in certain circumstances. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Class R shares through certain retirement and other plans. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25%
distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section
403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the fund:

o         All section 401(a) and 457 plans

o        Certain section 403(b)(7) plans

o        401(k), profit sharing, money purchase pension and defined benefit plans

o        Non-qualified deferred compensation plans

DWS Dreman High Return Equity Fund's transfer agent monitors transactions in
Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.

Investors who establish shareholder accounts directly with a Fund's transfer agent should submit purchase and redemption orders as described in the prospectuses. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares, as applicable, for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf.
Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds'
transfer agent.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the

                                       59

shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request.
The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B,
C or R shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor. There is no minimum subsequent investment required for Institutional
Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a Sub-Advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

                                       60

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may

                                       61

designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

                                       62

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with
         DWS-SDI and its affiliates: (1) to satisfy participant loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund
(other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase
Privilege (see "Purchase, Repurchase and Redemption of Shares - Initial Sales
Charge Alternative - Class A Shares") or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund.
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In

                                       63

addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund, DWS

                                       64

Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                       65

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects

                                       66

to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

                                       67

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty)
on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a
Fund to non-US persons. Effective for taxable years of a Fund before January 1,
2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using

                                       68

matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

                                       69

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------

                                       70

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting          62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director (3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                         The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,           State Street Corporation (2002-2007)
2008-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3),Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-----------------------------------------------------------------------------------------------------------------

                                       71

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-----------------------------------------------------------------------------------------------------------------

(1)      Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

                                       72

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and
William McClayton (alternate). The Valuation Committee held one (1) meeting for
DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High
Return Equity Fund and two (2) meetings for DWS Dreman Mid Cap Value Fund and
DWS Dreman Small Cap Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                       73

                                                                                                     Pension or        Total
                                       Compensation   Compensation                   Compensation    Retirement     Compensation
                       Compensation        from           from       Compensation        from         Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman        from         DWS Dreman       Accrued      Member from
Name of                DWS Large Cap  Concentrated    High Return   DWS Dreman Mid    Small Cap      as Part of      DWS Fund
Board Member            Value Fund      Value Fund    Equity Fund   Cap Value Fund    Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------      ----------    -----------   --------------    ----------    -------------  ----------------
John W. Ballantine         $6,390         $2,050        $11,050          $1,980         $6,630         $0            $215,000
Donald L. Dunaway          $6,020         $1,930        $10,450          $1,850         $6,240         $0            $202,500
James R. Edgar(1)          $5,655         $1,825        $10,185          $1,756         $5,865         $0            $190,000
Paul K. Freeman            $7,870         $2,540        $13,647          $2,448         $8,190         $0            $265,000
Robert B. Hoffman          $5,490         $1,760         $9,560          $1,700         $5,700         $0            $185,000
William McClayton          $6,090         $1,960        $10,530          $1,890         $6,310         $0            $205,000
Shirley D. Peterson(5)     $5,560         $1,790         $9,645          $1,720         $5,780         $0            $187,500
Robert H. Wadsworth        $6,090         $1,960        $10,530          $1,890         $6,310         $0            $245,250

(1)      Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
         Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
         payable from the Funds to Governor Edgar are $148,538.

(2)      For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
         2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)      Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       74

                                         Dollar Range    Dollar Range                                         Aggregate Dollar
                       Dollar Range of   of Securities   of Securities   Dollar Range     Dollar Range of   Range of Securities
                          Securities     Owned in DWS    Owned in DWS    of Securities   Securities Owned    Owned in All Funds
                         Owned in DWS    Concentrated     Dreman High    Owned in DWS      in DWS Dreman      in the DWS Fund
                       Large Cap Value       Value      Return Equity   Dreman Mid Cap    Small Cap Value   Complex Overseen by
Name of Board Member         Fund            Fund            Fund         Value Fund           Fund             Board Member
--------------------         ----            ----            ----         ----------           ----             ------------
John W. Ballantine     $10,001-$50,000   None             Over             None               None                Over $100,000
                                                          $100,000
Donald L. Dunaway*     Over $100,000    $10,001-$50,000                                       Over $100,000       Over $100,000
                                                          $50,001-$100,000 $10,001-$50,000
James R. Edgar*        None             None              Over             None               Over $100,000       Over $100,000
                                                          $100,000
Paul K. Freeman        None             None                               None               $1-$10,000          Over $100,000
                                $50,001-$100,000
Robert B. Hoffman      None             None              None             None               None                Over $100,000
William McClayton      None             None              None             None               None
                                                                                                                 $10,001-$50,000
Shirley D. Peterson    $50,001-$100,000 None              None             None                                   Over $100,000
                                                                                              $50,001-$100,000
Robert H. Wadsworth    None             None              None             None               None                Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

                                       75

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
JENNIFER FERRARI TTEE                                        2,923,423.67                   20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                                         1,132,177.16                   7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                                           74,953.94                    5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                   71,053.97                    5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                214,549.58                    14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                 1,363,301.84             45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                 1,065,235.14             35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  323,786.28              10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  211,617.71              7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       76

DWS Dreman Concentrated Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MLPF&S FOR THE SOLE BENEFIT OF                                 80,895.91                    6.69% of class C
ITS CUSTOMERS
ATTN FUND ADM 9LPR8
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                  127,594.15              33.52% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   99,203.18              26.06% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

MLPF&S FOR THE SOLE BENEFIT OF                                 28,047.10              7.37% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM 9LCW6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                   26,033.26              6.84% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MLPF&S FOR THE SOLE BENEFIT OF                                132,944.12                    8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                  289,023.07              37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  193,480.66
CUST FBO                                                                              24.82% of Institutional class
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

GREENLEAF TRUST-MAIN OFFICE 1                                 115,361.18              14.80% of Institutional class
KALAMAZOO MI  49007-4713

STATE STREET BANK & TRUST CO                                   63,883.31              8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       77

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

STATE STREET BANK & TRUST CO                                   63,122.15              8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT                              261,647.61                    19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ  07102-4056

CHARLES SCHWAB & CO INC                                       139,969.27                    10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

ELIZABETH S DICK                                               95,299.78                    7.23% of class S
C/O E DICK SMITH
BOSTON MA  02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MLPF&S FOR THE SOLE BENEFIT OF                               3,080,619.38                   8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  241,031.47                    9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                               1,717,794.85                   24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  498,537.58                    7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                985,164.01              27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL  32246-6484

NAT'L FINANCIAL SERVICES CORP FOR                             633,778.22              17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY  10281-1003

                                       78

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
CHARLES SCHWAB & CO INC                                      1,163,733.60                   19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT                              865,503.10                    14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ  07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and was a director at the time DIMA entered into the Fund Indemnification Agreement (the
"Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High
Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap Value Fund
are each a series of DWS Value Series, Inc. the "Corporation"). The Corporation
was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
675,000,000 designated for a class of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their

                                       79

names to DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS
Dreman High Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund, respectively. Currently, Class A, Class B, Class C, Class R, Class S
and Institutional Class shares are offered by DWS Dreman High Return Equity
Fund. Class A, Class B, Class C, Institutional Class and Class S shares are offered by DWS Large Cap Value Fund, DWS Dreman Mid Cap Value Fund and DWS
Dreman Small Cap Value Fund. Currently, Class A, Class B, Class C and
Institutional Class shares are offered by DWS Dreman Concentrated Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the
Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a
Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and

                                       80

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

                                       81

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund,
together with the Reports of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November 30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Cap Value Fund discussed in this
Statement of Additional Information are:

Class A: 23338F 101

Class B: 23338F 200

Class C: 23338F 309

Institutional Class: 23338F 705

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Concentrated Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 689

Class B: 23338F 671

Class C: 23338F 663

Institutional Class: 23338F 655

DWS Dreman Concentrated Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information are:

Class A: 23338F 804

Class B: 23338F 887

Class C: 23338F 879

Institutional Class:  23338F 838

                                       82

Class R: 23338F 861

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Mid Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 747

Class B: 23338F 739

Class C: 23338F 721

Institutional Class: 23338F 697

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information are:

Class A:  23338F 820

Class B:  23338F 812

Class C:  23338F 796

Institutional Class:  23338F 754

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       83

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       84

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&p's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       85

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&p's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&p's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&p's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       86

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       87

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       88

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS Select Alternative Allocation Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Short Duration Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Small Cap Core Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Growth Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Strategic Government Securities Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic High Yield Tax-Free Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic Income Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Target 2010 Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Technology Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect Fund                DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS Value Builder Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS Managed Municipal Bond Fund                 Treasury Portfolio
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund             NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          Tax Free Money Fund Investment
DWS Equity 500 Index Fund                                                                Tax-Exempt California Money Market Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date  hereof,  each  Fund  has been  advised  that  the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group

                                       3

Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

Supplement to the currently effective Statements of Additional Information for the listed Funds:

--------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus Fund              DWS Gold & Precious Metals Fund
DWS Balanced Fund                                       DWS Growth & Income Fund
DWS Blue Chip Fund                                      DWS High Income Fund
DWS California Tax-Free Income Fund                     DWS International Fund
DWS Capital Growth Fund                                 DWS International Value Opportunities Fund
DWS Communications Fund                                 DWS Large Cap Value Fund
DWS Core Plus Income Fund                               DWS Large Company Growth Fund
DWS Disciplined Long/Short Growth Fund                  DWS Latin America Equity Fund
DWS Disciplined Long/Short Value Fund                   DWS LifeCompass 2015 Fund
DWS Disciplined Market Neutral Fund                     DWS LifeCompass 2020 Fund
DWS Dreman Concentrated Value Fund                      DWS LifeCompass 2030 Fund
DWS Dreman High Return Equity Fund                      DWS LifeCompass 2040 Fund
DWS Dreman Mid Cap Value Fund                           DWS LifeCompass Retirement Fund
DWS Dreman Small Cap Value Fund                         DWS Massachusetts Tax-Free Fund
DWS Emerging Markets Equity Fund                        DWS New York Tax-Free Income Fund
DWS Emerging Markets Fixed Income Fund                  DWS RREEF Global Infrastructure Fund
DWS Enhanced S&p 500 Index Fund                         DWS RREEF Global Real Estate Securities Fund
DWS Equity Income Fund                                  DWS Short-Term Municipal Bond Fund
DWS Europe Equity Fund                                  DWS Small Cap Core Fund
DWS Floating Rate Plus Fund                             DWS Strategic Government Securities Fund
DWS Global Bond Fund                                    DWS Strategic Income Fund
DWS Global Opportunities Fund                           DWS Technology Fund
DWS Global Thematic Fund                                DWS Value Builder Fund

--------------------------------------------------------------------------------

The following replaces similar language in the "Investment Policies and
Techniques -- General Characteristics of Options" section of the Funds'
Statements of Additional Information:

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, each Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving each Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect each
Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with each Fund or fails to make a cash settlement payment due in accordance with the terms of that option, each Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&p or P-1 from
Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by each Fund, and portfolio securities "covering" the amount of each Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If each Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase each Fund's income. The sale of put options can also provide income.

Each Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity

securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for
DWS Massachusetts Tax-Free Fund, municipal obligations. All calls sold by each
Fund must be "covered" (i.e., each Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though each Fund will receive the option premium to help protect it against loss, a call sold by each
Fund exposes each Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require each Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, each Fund will not sell put options if, as a result, more than 50% of each Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that each Fund may be required to buy the underlying security at a disadvantageous price above the market price.

               Please Retain This Supplement for Future Reference

October 22, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                                                         ---------------------

Cash Account Trust                           DWS Equity Partners Fund                    DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Europe Equity Fund                      DWS Money Market Prime Series
    Portfolio                                DWS Floating Rate Plus Fund                 DWS Money Market Series
    Money Market Portfolio                   DWS Global Bond Fund                        DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Opportunities Fund               DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS Global Thematic Fund                    DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS GNMA Fund                                   Fund
    Prime Series                             DWS Gold & Precious Metals Fund             DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Growth & Income Fund                    DWS S&p 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS Health Care Fund                        DWS Short Duration Fund
DWS Balanced Fund                            DWS High Income Fund                        DWS Short Duration Plus Fund
DWS Blue Chip Fund                           DWS High Income Plus Fund                   DWS Short-Term Municipal Bond Fund
DWS California Tax-Free Income Fund          DWS Inflation Protected Plus Fund           DWS Small Cap Core Fund
DWS Capital Growth Fund                      DWS Intermediate Tax/AMT Free Fund          DWS Small Cap Growth Fund
DWS Climate Change Fund                      DWS International Fund                      DWS Strategic Government Securities Fund
DWS Commodity Securities Fund                DWS International Select Equity Fund        DWS Strategic High Yield Tax-Free Fund
DWS Communications Fund                      DWS International Value Opportunities Fund  DWS Strategic Income Fund
DWS Core Fixed Income Fund                   DWS Japan Equity Fund                       DWS Target 2010 Fund
DWS Core Plus Allocation Fund                DWS Large Cap Value Fund                    DWS Target 2011 Fund
DWS Core Plus Income Fund                    DWS Large Company Growth Fund               DWS Target 2012 Fund
DWS Disciplined Long/Short Growth Fund       DWS Latin America Equity Fund               DWS Target 2013 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2015 Fund                   DWS Target 2014 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2020 Fund                   DWS Technology Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2030 Fund                   DWS U.S. Bond Index Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass 2040 Fund                   DWS Value Builder Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Income Fund                 Investors Cash Trust
DWS Dreman Small Cap Value Fund              DWS LifeCompass Protect Fund                    Treasury Portfolio
DWS EAFE(R) Equity Index Fund                DWS LifeCompass Retirement Fund             NY Tax Free Money Fund
DWS Emerging Markets Equity Fund             DWS Lifecycle Long Range Fund               Tax Free Money Fund Investment
DWS Emerging Markets Fixed Income Fund       DWS Managed Municipal Bond Fund             Tax-Exempt California Money Market Fund
DWS Enhanced S&p 500 Index Fund              DWS Massachusetts Tax-Free Fund
DWS Equity 500 Index Fund                    DWS Micro Cap Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company

                                       3

National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

September 25, 2008
DMF-39XX

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

 DWS Alternative Asset Allocation Plus Fund   DWS Floating Rate Plus Fund                 DWS Massachusetts Tax-Free Fund
 DWS Balanced Fund                            DWS Global Bond Fund                        DWS Micro Cap Fund
 DWS Blue Chip Fund                           DWS Global Opportunities Fund               DWS Mid Cap Growth Fund
 DWS California Tax-Free Income Fund          DWS Global Thematic Fund                    DWS New York Tax-Free Income Fund
 DWS Capital Growth Fund                      DWS GNMA Fund                               DWS RREEF Global Infrastructure Fund
 DWS Climate Change Fund                      DWS Gold & Precious Metals Fund             DWS RREEF Global Real Estate Securities
 DWS Commodity Securities Fund                DWS Growth & Income Fund                      Fund
 DWS Communications Fund                      DWS Health Care Fund                        DWS RREEF Real Estate Securities Fund
 DWS Core Fixed Income Fund                   DWS High Income Fund                        DWS S&p 500 Index Fund
 DWS Core Plus Allocation Fund                DWS High Income Plus Fund                   DWS Short Duration Fund
 DWS Core Plus Income Fund                    DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
 DWS Disciplined Long/Short Growth Fund       DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
 DWS Disciplined Long/Short Value Fund        DWS International Fund                      DWS Small Cap Core Fund
 DWS Disciplined Market Neutral Fund          DWS International Select Equity Fund        DWS Small Cap Growth Fund
 DWS Dreman Concentrated Value Fund           DWS International Value Opportunities       DWS Strategic Government Securities Fund
 DWS Dreman High Return Equity Fund             Fund                                      DWS Strategic High Yield Tax-Free Fund
 DWS Dreman Mid Cap Value Fund                DWS Japan Equity Fund                       DWS Strategic Income Fund
 DWS Dreman Small Cap Value Fund              DWS Large Cap Value Fund                    DWS Target 2010 Fund
 DWS EAFE(R) Equity Index Fund                DWS Large Company Growth Fund               DWS Target 2011 Fund
 DWS Emerging Markets Equity Fund             DWS Latin America Equity Fund               DWS Target 2012 Fund
 DWS Emerging Markets Fixed Income Fund       DWS LifeCompass 2015 Fund                   DWS Target 2013 Fund
 DWS Enhanced S&p 500 Index Fund              DWS LifeCompass 2020 Fund                   DWS Target 2014 Fund
 DWS Equity 500 Index Fund                    DWS LifeCompass 2030 Fund                   DWS Technology Fund
 DWS Equity Income Fund                       DWS LifeCompass 2040 Fund                   DWS U.S. Bond Index Fund
 DWS Equity Partners Fund                     DWS LifeCompass Retirement Fund             DWS Value Builder Fund
 DWS Europe Equity Fund                       DWS Lifecycle Long Range Fund
                                              DWS Managed Municipal Bond Fund

--------------------------------------------------------------------------------

Effective on or about September 2, 2008, disclosure in the Fund's Statement of
Additional Information that describes the methods of segregating assets or otherwise "covering" transaction, shall no longer apply, and the following disclosure replaces similar disclosure, or for certain funds is added as new disclosure, in each Fund's Statement of Additional Information:

Asset Segregation

Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engages in such transactions, the Fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the
Investment Company Act of 1940, as amended (the "1940 Act"), and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.
Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

               Please Retain This Supplement for Future Reference

Supplement to the currently effective Statements of Additional Information of each of the funds/portfolios listed below:

Cash Account Trust                           DWS Equity Partners Fund                  DWS Small Cap Core Fund
    Government and Agency Securities         DWS Europe Equity Fund                    DWS Small Cap Growth Fund
    Portfolio                                DWS Floating Rate Plus Fund               DWS Small Cap Value Fund
     Davidson Cash Equivalent Shares         DWS Global Bond Fund                      DWS Strategic Government Securities Fund
     Davidson Cash Equivalent Plus Shares    DWS Global Opportunities Fund             DWS Strategic High Yield Tax-Free Fund
     DWS Government & Agency Money Fund      DWS Global Thematic Fund                  DWS Strategic Income Fund
     Capital Assets Funds Shares             DWS GNMA Fund                             DWS Target 2010 Fund
     Premier Money Market Shares             DWS Gold & Precious Metals Fund           DWS Target 2011 Fund
     Service Shares                          DWS Growth & Income Fund                  DWS Target 2012 Fund
    Money Market Portfolio                   DWS Health Care Fund                      DWS Target 2013 Fund
     Capital Assets Funds Shares             DWS High Income Fund                      DWS Target 2014 Fund
     Capital Assets Funds Preferred Shares   DWS High Income Plus Fund                 DWS Technology Fund
     Davidson Cash Equivalent Shares         DWS Inflation Protected Plus Fund         DWS U.S. Bond Index Fund
     Davidson Cash Equivalent Plus Shares    DWS Intermediate Tax/AMT Free Fund        DWS Value Builder Fund
     Premier Money Market Shares             DWS International Fund                    DWS Variable Series I
     Premium Reserve Money Market Shares     DWS International Select Equity Fund      DWS Bond VIP
     Service Shares                          DWS International Value Opportunities     DWS Capital Growth VIP
    Tax-Exempt Portfolio                       Fund                                    DWS Global Opportunities VIP
     Capital Assets Funds Shares             DWS Investments VIT Funds                 DWS Growth & Income VIP
     Davidson Cash Equivalent Shares         DWS Equity 500 Index VIP                  DWS Health Care VIP
     DWS Tax-Free Money Fund Class S         DWS Small Cap Index VIP                   DWS International VIP
     DWS Tax-Exempt Money Fund               DWS Japan Equity Fund                     DWS Variable Series II
     Premier Money Market Shares             DWS Large Cap Value Fund                  DWS Balanced VIP
     Service Shares                          DWS Large Company Growth Fund             DWS Blue Chip VIP
     Tax Free Investment Class               DWS Latin America Equity Fund             DWS Conservative Allocation VIP
Cash Reserve Fund, Inc.                      DWS LifeCompass 2015 Fund                 DWS Core Fixed Income VIP
    Prime Series                             DWS LifeCompass 2020 Fund                 DWS Davis Venture Value VIP
     Prime Shares                            DWS LifeCompass 2030 Fund                 DWS Dreman High Return Equity VIP
DWS Alternative Asset Allocation Plus Fund   DWS LifeCompass 2040 Fund                 DWS Dreman Small Mid Cap Value VIP
DWS Balanced Fund                            DWS LifeCompass Income Fund               DWS Global Thematic VIP
DWS Blue Chip Fund                           DWS LifeCompass Protect Fund              DWS Government & Agency Securities VIP
DWS California Tax-Free Income Fund          DWS LifeCompass Retirement Fund           DWS Growth Allocation VIP
DWS Capital Growth Fund                      DWS Lifecycle Long Range Fund             DWS High Income VIP
DWS Climate Change Fund                      DWS Managed Municipal Bond Fund           DWS International Select Equity VIP
DWS Commodity Securities Fund                DWS Massachusetts Tax-Free Fund           DWS Janus Growth & Income VIP
DWS Communications Fund                      DWS Micro Cap Fund                        DWS Large Cap Value VIP
DWS Core Fixed Income Fund                   DWS Mid Cap Growth Fund                   DWS Mid Cap Growth VIP
DWS Core Plus Allocation Fund                DWS Money Market Prime Series             DWS Moderate Allocation VIP
DWS Core Plus Income Fund                    DWS Money Market Fund                     DWS Money Market VIP
DWS Disciplined Long/Short Growth Fund       DWS Cash Investment Trust Class A         DWS Small Cap Growth VIP
DWS Disciplined Long/Short Value Fund        DWS Cash Investment Trust Class B         DWS Strategic Income VIP
DWS Disciplined Market Neutral Fund          DWS Cash Investment Trust Class C         DWS Technology VIP
DWS Dreman Concentrated Value Fund           DWS Cash Investment Trust Class S         DWS Turner Mid Cap Growth VIP
DWS Dreman High Return Equity Fund           DWS Money Market Series                   Investors Cash Trust
DWS Dreman Mid Cap Value Fund                     Premium Class S                          Treasury Portfolio
DWS Dreman Small Cap Value Fund                   Prime Reserve Class S                     Premier Money Market Shares
DWS EAFE(R) Equity Index Fund                  DWS New York Tax-Free Income Fund              DWS U.S. Treasury Money Fund Class S
DWS Emerging Markets Equity Fund             DWS RREEF Global Infrastructure Fund           Investment Class Shares
DWS Emerging Markets Fixed Income Fund       DWS RREEF Global Real Estate Securities   NY Tax Free Money Fund
DWS Enhanced S&p 500 Index Fund                  Fund                                  Tax Free Money Fund Investment
DWS Equity 500 Index Fund                    DWS RREEF Real Estate Securities Fund     Tax-Exempt California Money Market Fund
DWS Equity Income Fund                       DWS S&p 500 Index Fund
                                             DWS Short Duration Fund
                                             DWS Short Duration Plus Fund
                                             DWS Short-Term Municipal Bond Fund

Effective July 16, 2008, DWS Scudder Investments will change its name to DWS
Investments. In addition, the Web site for DWS funds will change to
www.dws-investments.com.

Also, effective July 16, 2008, several service providers to the funds and retirement plans will change their names. The new names will be as follows:

Current Name                                              New Name, effective July 16, 2008
------------                                              ---------------------------------
DWS Scudder Distributors, Inc.                            DWS Investments Distributors, Inc. ("DIDI")
DWS Scudder Fund Accounting Corporation                   DWS Investments Fund Accounting Corporation ("DIFA")
DWS Scudder Investments Service Company                   DWS Investments Service Company ("DISC")
DWS Scudder Wholesalers                                   DWS Investments Wholesalers
DWS Scudder Flex Plan                                     DWS Investments Flex Plan
DWS Scudder Individual Retirement Account (IRA)           DWS Investments Individual Retirement Account (IRA)
DWS Scudder Horizon Plan                                  DWS Investments Horizon Plan
DWS Scudder Profit Sharing and Money Purchase Pension     DWS Simplified Profit Sharing and Money Purchase Pension
    Plans                                                     Plans
DWS Scudder 401(k) Plan                                   DWS Investments 401(k) Plan
DWS Scudder 403(b) Plan                                   DWS Investments 403(b) Plan
DWS Scudder IRA                                           DWS Investments IRA

References to the designation "DWS Scudder" contained in the "Management"
section of each of the funds' Statements of Additional Information are hereby changed to "DWS Investments." DWS Investments is part of Deutsche Bank's Asset
Management division and, within the United States, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas,
Deutsche Investment Management Americas Inc. and DWS Trust Company.

               Please Retain this Supplement for Future Reference

July 16, 2008

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          FOR EACH OF THE LISTED FUNDS

Cash Account Trust                               DWS Strategic Government Securities Fund
      Government & Agency Securities Portfolio   DWS Strategic Income Fund
      Money Market Portfolio                     DWS Target Fund
      Tax-Exempt Portfolio                       DWS LifeCompass Income Fund
Investors Cash Trust                             DWS LifeCompass Protect Fund
      Treasury Portfolio                         DWS Target 2008 Fund
Tax-Exempt California Money Market Fund          DWS Target 2010 Fund
DWS Balanced Fund                                DWS Target 2011 Fund
DWS Blue Chip Fund                               DWS Target 2012 Fund
DWS Equity Trust                                 DWS Target 2013 Fund
DWS Alternative Asset Allocation Plus Fund       DWS Target 2014 Fund
DWS Core Plus Allocation Fund                    DWS Technology Fund
DWS Disciplined Long/Short Growth Fund           DWS Value Series, Inc.
DWS Disciplined Long/Short Value Fund            DWS Dreman Concentrated Value Fund
DWS Disciplined Market Neutral Fund              DWS Dreman High Return Equity Fund
DWS High Income Series                           DWS Dreman Mid Cap Value Fund
DWS High Income Fund                             DWS Dreman Small Cap Value Fund
DWS Money Funds                                  DWS Large Cap Value Fund
DWS Money Market Prime Series
DWS State Tax-Free Trust
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

Shareholders of the funds listed above recently elected Board Members and certain of the funds listed above approved: (1) an amended and restated
investment management agreement with Deutsche Investment Management Americas
Inc. (the "Advisor"); (2) a subadviser approval policy; and (3) the revision and/or removal of certain fundamental investment policies.

Board Members
-------------

For all funds the following replaces the relevant disclosure with respect to the
Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Funds. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Funds or the Advisor (each, an "Independent Board Member"), is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

                                      -1-

Independent Board Members

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)  President, Driscoll Associates (consulting firm); Executive Fellow,           135
Chairperson since           Center for Business Ethics, Bentley College; formerly, Partner,
2004,(2) and Board          Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
Member since 1987           General Counsel, Filene's (1978-1988). Directorships: Trustee of 8
                            open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                            2007); Director of ICI Mutual Insurance Company (since 2007);
                            Advisory Board, Center for Business Ethics, Bentley College; Trustee,
                            Southwest Florida Community Foundation (charitable organization);
                            Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Paul K. Freeman             Consultant, World Bank/Inter-American Development Bank; formerly,             133
(1950)                      Project Leader, International Institute for Applied Systems Analysis
Vice Chairperson since      (1998-2001); Chief Executive Officer, The Eric Group, Inc.
2008, and Board Member      (environmental insurance) (1986-1998)
since 1993
----------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)   Retired; formerly, Executive Vice President and Chief Risk Management         135
Board Member since 1999     Officer, First Chicago NBD Corporation/The First National Bank of
                            Chicago (1996-1998); Executive Vice President and Head of
                            International Banking (1995-1996). Directorships:  Healthways Inc.
                            (provider of disease and care management services); Portland General
                            Electric (utility company); Stockwell Capital Investments PLC
                            (private equity). Former Directorships: First Oak Brook Bancshares,
                            Inc. and Oak Brook Bank
----------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.       Vice Chair, WGBH Educational Foundation. Directorships: Association           135
 (1943)                     of Public Television Stations; Becton Dickinson and Company(3)
 Board Member since         (medical technology company); Belo Corporation(3) (media company);
 1990                       Boston Museum of Science; Public Radio International. Former
                            Directorships: American Public Television; Concord Academy; New
                            England Aquarium; Mass. Corporation for Educational
                            Telecommunications; Committee for Economic Development; Public
                            Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)         Managing General Partner, Exeter Capital Partners (a series of                135
Board Member since          private equity funds). Directorships: Progressive Holding Corporation
1996                        (kitchen goods importer and distributor); Natural History, Inc.
                            (magazine publisher); Box Top Media Inc. (advertising); The Kennel
                            Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss         Clinical Professor of Finance, NYU Stern School of Business                   135
(1945)                      (1997-present); Member, Finance Committee, Association for Asian
Board Member since          Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2001                        (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                            (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                      -2-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring          Jacob Safra Professor of International Banking and Professor, Finance         135
(1946)                      Department, The Wharton School, University of Pennsylvania (since
Board Member since          July 1972); Co-Director, Wharton Financial Institutions Center (since
1990                        July 2000); Director, Japan Equity Fund, Inc. (since September 2007),
                            Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc.
                            (since September 2007). Formerly, Vice Dean and Director, Wharton
                            Undergraduate Division (July 1995-June 2000); Director, Lauder
                            Institute of International Management Studies (July 2000-June 2006)
----------------------------------------------------------------------------------------------------------------------
William McClayton (1944)    Chief Administrative Officer, Diamond Management & Technology                 135
Board Member since 2004     Consultants, Inc. (global management consulting firm) (2001-present);
                            formerly, Senior Partner, Arthur Andersen LLP (accounting)
                            (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan
                            Chicago. Formerly Trustee, Ravinia Festival
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel            President and Chief Executive Officer, The Pew Charitable Trusts              135
(1951)                      (charitable organization) (1994 to present); Trustee, Thomas
Board Member since          Jefferson Foundation (charitable organization) (1994 to present);
1995                        Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001
                            to present). Formerly, Executive Vice President, The Glenmede Trust
                            Company (investment trust and wealth management) (1983 to 2004);
                            Board Member, Investor Education (charitable organization)
                            (2004-2005); Director, Viasys Health Care(3) (January 2007-June
                            2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.      Private investor since October 2003; Trustee of 8 open-end mutual             135
(1946)                      funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since          Formerly, Pension & Savings Trust Officer, Sprint Corporation(3)
1993                        (telecommunications) (November 1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg      Retired. Formerly, Consultant (1997-2001); Director, US Government            135
(1943)                      Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since          L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1997                        Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                            Fund Directors Forum (2002-2004), American Bar Retirement Association
                            (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)  President, Robert H. Wadsworth & Associates, Inc. (consulting firm)           138
Board Member since 1999     (1983 to present).
----------------------------------------------------------------------------------------------------------------------

                                      -3-

Interested Board Member

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds                                                                           Number of Funds
 and Length of Time         Business Experience and                                                in DWS Fund
 Served(1)                  Directorships During the Past 5 Years                                  Complex Overseen
----------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)          Managing Director(5), Deutsche Asset Management; Head of Deutsche             135
 (1958)                     Asset Management Americas; CEO of DWS Scudder; formerly, board member
 Board Member since         of DWS Investments, Germany (1999-2005); formerly, Head of Sales and
 2006                       Product Management for the Retail and Private Banking Division of
                            Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private
                            Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

Officers(6)

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8)        Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family
 (1965)                     of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly,
 President, 2006-present    Director of Fund Board Relations (2004-2006) and Director of Product Development
                            (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations,
                            Merrill Lynch Asset Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)    Director(5), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
----------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8)        Managing Director(5), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
----------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(8)     Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New
 (1963)                     York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co.
 Assistant Secretary,       LLC (1998-2003)
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(8)        Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel,
 (1962)                     Morrison and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
----------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9)        Managing Director(5), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
----------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)            Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)             Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State
 (1967)                     Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------

                                      -4-

----------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Funds
 and Length of Time         Business Experience and
 Served(7)                  Directorships During the Past 5 Years
----------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(5), Deutsche Asset Management
 D'Eramo(9)
 (1957)
 Assistant Treasurer,
 2003-present
----------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)         Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(8) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
----------------------------------------------------------------------------------------------------------------------
 Robert Kloby(8) (1962)     Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)
----------------------------------------------------------------------------------------------------------------------
 J. Christopher             Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 Jackson(8)                 President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 (1951)                     (1996-2006); Director, National Society of Compliance Professionals
 Chief Legal Officer,       (2002-2005)(2006-2009)
 2006-present
----------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address: 345 Park Avenue, New York, New York 10154.

(9)      Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

                                      -5-

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Board Members' Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds' accounting and financial reporting policies and procedures, (3) the Funds' compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Funds' accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Funds' Board held eight (8)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating and Governance Committee of the Funds' Board
performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Funds' financial arrangements with DIMA and its affiliates, and (b) the Funds' expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review
Committee of the Funds' Board performed similar functions and held two (2)
meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Funds' Board performed similar functions and held five (5)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Funds' Board performed similar functions and held five (5) meetings.

                                      -6-

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Funds' marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was
newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The
Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds'
securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Funds' Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Operations Committee, which held six (6) meetings, and
Valuation Committee, which held one (1) meeting, except for DWS Blue Chip Fund,
DWS Disciplined Market Neutral Fund, DWS High Income Fund and DWS Technology
Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management ("DeAM") or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset
Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr.
Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $7,130                $8,470             $6,660              $3,180
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,862               $10,460             $8,359              $4,081
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------

                                      -7-

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                  Government &
                                     Agency                Money            Tax-Exempt            Treasury
Name of Board Member          Securities Portfolio    Market Portfolio      Portfolio            Portfolio
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,810                $8,080             $6,350              $3,040
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Alternative                                                DWS California
                               Asset Allocation             DWS              DWS Blue             Tax-Free
Name of Board Member               Plus Fund           Balanced Fund        Chip Fund           Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                       $50                $6,340             $4,270              $4,840
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                          $85                $7,826             $5,260              $5,979
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                        $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                    $0                 $0                  $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                      $50                $6,050             $4,080              $4,620
-----------------------------------------------------------------------------------------------------------------

                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                                    DWS Disciplined     DWS Disciplined       DWS Disciplined
                                DWS Core Plus          Long/Short          Long/Short             Market
Name of Board Member           Allocation Fund        Growth Fund          Value Fund          Neutral Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $1,110               $1,070               $1,090             $1,140
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $1,403               $1,319               $1,368             $1,440
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                   $0                   $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $1,050               $1,020               $1,050             $1,100
-----------------------------------------------------------------------------------------------------------------

                                      -8-

                                                Aggregate Compensation from Fund/Portfolio
                           --------------------------------------------------------------------------------------
                                 DWS Dreman           DWS Dreman          DWS Dreman            DWS Dreman
                                Concentrated         High Return           Mid Cap              Small Cap
Name of Board Member             Value Fund          Equity Fund          Value Fund            Value Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                     $2,050              $11,050              $1,980             $6,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                       $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                               $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        $2,540              $13,647              $2,448             $8,190
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                        $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                         $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                      $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                           $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                     $0                   $0                  $0                 $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    $1,960              $10,530              $1,890             $6,310
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                                          DWS Life              DWS Life
                                  DWS High            DWS Large            Compass               Compass
Name of Board Member            Income Fund        Cap Value Fund        Income Fund          Protect Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $6,680              $6,390               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       $8,239              $7,870               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0                  $0               $0                    $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $6,370              $6,090               $0                    $0
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine                    $8,250           $3,670              $6,830                  $3,630
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                      $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                              $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      $10,243           $4,542              $8,424                  $4,473
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                       $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                        $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                     $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                          $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------

                                      -9-

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                                   DWS New York        DWS Strategic
                             DWS Money Market        Tax-Free           Government            DWS Strategic
Name of Board Member           Prime Series        Income Fund        Securities Fund          Income Fund
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                    $0               $0                  $0                      $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   $7,870           $3,500              $6,510                  $3,450
-----------------------------------------------------------------------------------------------------------------

                                                 Aggregate Compensation from Fund/Portfolio
                            -------------------------------------------------------------------------------------
                                DWS Target          DWS Target           DWS Target             DWS Target
Name of Board Member            2008 Fund           2010 Fund            2011 Fund              2012 Fund
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,280                $1,750              $2,070                   $1,910
-----------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1,580                $2,154              $2,552                   $2,345
-----------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William McClayton                $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                    $0                  $0                       $0
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,230                $1,670              $1,960                   $1,810
-----------------------------------------------------------------------------------------------------------------

                                                  Aggregate Compensation from Fund/Portfolio
                            ---------------------------------------------------------------------------------------
                                                                                                 Tax-Exempt
                                DWS Target          DWS Target               DWS              California Money
Name of Board Member            2013 Fund            2014 Fund         Technology Fund           Market Fund
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine               $1,670                 $1,690             $5,200                  $2,210
-------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $2,066                 $2,090             $6,413                  $2,727
-------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William McClayton                $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               $0                     $0                 $0                      $0
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1,590                 $1,610             $4,960                  $2,110
-------------------------------------------------------------------------------------------------------------------

                                      -10-

------------------------------------------------------------------------------
                                                  Total Compensation from
                                                        Fund and DWS
Name of Board Member                                 Fund Complex(1)
------------------------------------------------------------------------------
Independent Board Members
------------------------------------------------------------------------------
John W. Ballantine                                        $215,000
------------------------------------------------------------------------------
Henry P. Becton, Jr.(4)                                   $200,000
------------------------------------------------------------------------------
Dawn-Marie Driscoll(2)(4)                                 $253,000
------------------------------------------------------------------------------
Keith R. Fox(4)                                           $203,000
------------------------------------------------------------------------------
Paul K. Freeman(3)                                        $265,000
------------------------------------------------------------------------------
Kenneth C. Froewiss(4)                                    $200,000
------------------------------------------------------------------------------
Richard J. Herring(4)                                     $195,000
------------------------------------------------------------------------------
William McClayton(5)                                      $205,000
------------------------------------------------------------------------------
Rebecca W. Rimel(4)                                       $194,000
------------------------------------------------------------------------------
William N. Searcy, Jr.(4)                                 $200,000
------------------------------------------------------------------------------
Jean Gleason Stromberg(4)                                 $189,000
------------------------------------------------------------------------------
Robert H. Wadsworth                                       $245,250
------------------------------------------------------------------------------

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(3)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(4)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds' direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

                                      -11-

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
$100,000.

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                           -----------------------------------------------------------------------------------------------
                                 Government &
                               Agency Securities            Money Market           Tax-Exempt
Name of Board Member               Portfolio                 Portfolio              Portfolio        Treasury Portfolio
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               $1 - $10,000                  None               $1 - $10,000          $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                    None                      None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                           None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                        None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                     None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                      None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                       None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             $1 - $10,000                  None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                 None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                    None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                         None                      None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ------------------------------------------------------------------------------------------------
                                DWS Alternative                                                         DWS California
                               Asset Allocation                 DWS                    DWS                 Tax-Free
Name of Board Member               Plus Fund               Balanced Fund          Blue Chip Fund         Income Fund
--------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                   $1 - $10,000               None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                       None                   None           $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss              $1 - $10,000                   None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                $10,001 - $50,000             None                  None
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg         $10,001 - $50,000                None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                       None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -12-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          -------------------------------------------------------------------------------------------------
                                                           DWS Disciplined        DWS Disciplined       DWS Disciplined
                                    DWS Core                 Long/Short              Long/Short             Market
Name of Board Member          Plus Allocation Fund           Growth Fund             Value Fund          Neutral Fund
---------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
---------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.              $1 - $10,000              $1 - $10,000                None                 None
---------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                       None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               $1 - $10,000                  None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                      None                    None           $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
---------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                      None                    None                 None
---------------------------------------------------------------------------------------------------------------------------

                                       Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                       ---------------------------------------------------------------------------------------------------
                                DWS Dreman                  DWS Dreman             DWS Dreman            DWS Dreman
                               Concentrated                High Return              Mid Cap               Small Cap
Name of Board Member            Value Fund                 Equity Fund             Value Fund            Value Fund
--------------------------------------------------------------------------------------------------------------------------
                                                           Independent Board Members
--------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                 None                   Over $100,000               None                  None
--------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.               None                        None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                       None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                    None                 $50,001 - $100,000            None              $1 - $10,000
--------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss            $1 - $10,000                    None               $1 - $10,000              None
--------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                 None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
William McClayton                  None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                   None                        None                   None            $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg             None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------
                                                            Interested Board Member
--------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     None                        None                   None                  None
--------------------------------------------------------------------------------------------------------------------------

                                      -13-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                          ---------------------------------------------------------------------------------------------------
                                                                                      DWS Life               DWS Life
                                    DWS High                  DWS Large                Compass                Compass
Name of Board Member               Income Fund              Cap Value Fund           Income Fund           Protect Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
-----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                    None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                  None                   $1 - $10,000               None                   None
-----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                          None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                $50,001 - $100,000                None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                    None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William McClayton                     None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                      None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.                None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg                None                $10,001 - $50,000             None                   None
-----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                   None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
-----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                        None                       None                   None                   None
-----------------------------------------------------------------------------------------------------------------------------

                                         Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                   DWS Money               DWS New York           DWS Strategic
                                    Market                   Tax-Free               Government            DWS Strategic
Name of Board Member             Prime Series               Income Fund          Securities Fund           Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                             Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.             $1 - $10,000              $1 - $10,000                None                   None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                  $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                Over $100,000                 None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                $1 - $10,000           $1 - $10,000
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                $1 - $10,000               None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth              $1 - $10,000                  None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                              Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

                                      -14-

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                         ---------------------------------------------------------------------------------------------------
                                  DWS Target               DWS Target             DWS Target               DWS Target
Name of Board Member               2008 Fund                2010 Fund              2011 Fund               2012 Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                     None                   None                     None
----------------------------------------------------------------------------------------------------------------------------

                                          Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
                        ----------------------------------------------------------------------------------------------------
                                                                                                           Tax-Exempt
                                  DWS Target                DWS Target                 DWS                 California
Name of Board Member               2013 Fund                 2014 Fund           Technology Fund       Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
                                                              Independent Board Members
----------------------------------------------------------------------------------------------------------------------------
John W. Ballantine                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.                 None                      None                 $1-$10,000                None
----------------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll                  None                      None                    None                $1-$10,000
----------------------------------------------------------------------------------------------------------------------------
Keith R. Fox                         None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                      None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Richard J. Herring                   None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
William McClayton                    None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                     None                      None             $10,001 - $50,000             None
----------------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg               None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth                  None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------
                                                               Interested Board Member
----------------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                       None                      None                    None                   None
----------------------------------------------------------------------------------------------------------------------------

Investment Management Agreement/Administrative Agreement

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS
Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target
2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California
Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure under Management of the Fund:

The Board and the Fund's shareholders recently approved an amended and restated
investment management agreement (the "Investment Management Agreement") for the
Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund's assets. In addition to the investment management of the Fund's assets, the Advisor determines the investments to be made for the Fund,

                                      -15-

including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its prospectus and SAI, or as adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the
Board Members, officers, and executive employees of the Fund, including the
Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the
Investment Management Agreement. The Investment Management Agreement may be
terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days'
written notice.

Effective May 1, 2008, for all services provided under the Investment Management
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS Balanced Fund                                  0.370% to $1.5 billion
                                                  0.345% next $500 million
                                                  0.310% next $1.5 billion
                                                   0.300% next $2 billion
                                                   0.290% next $2 billion
                                                  0.280% next $2.5 billion
                                                  0.270% next $2.5 billion
                                                     0.260% thereafter
---------------------------------------- ---------------------------------------

                                      -16-

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS California Tax-Free Income Fund                0.450% to $250 million
                                                  0.420% next $750 million
                                                  0.400% next $1.5 billion
                                                  0.380% next $2.5 billion
                                                  0.350% next $2.5 billion
                                                  0.330% next $2.5 billion
                                                  0.310% next $2.5 billion
                                                     0.300% thereafter
---------------------------------------- ---------------------------------------
DWS High Income Fund                               0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
DWS Money Market Prime Series                      0.400% to $215 billion
                                                  0.275% next $335 million
                                                  0.200% next $250 million
                                                  0.150% next $800 million
                                                  0.140% next $800 million
                                                  0.130% next $800 million
                                                     0.120% thereafter
---------------------------------------- ---------------------------------------
DWS Strategic Government Securities Fund           0.350% to $250 million
                                                  0.330% next $750 million
                                                  0.310% next $1.5 billion
                                                  0.300% next $2.5 billion
                                                  0.280% next $2.5 billion
                                                  0.260% next $2.5 billion
                                                  0.240% next $2.5 billion
                                                     0.220% thereafter
---------------------------------------- ---------------------------------------
DWS Strategic Income Fund                          0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
DWS Target 2010 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2011 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2012 Fund                                       0.400%
---------------------------------------- ---------------------------------------
DWS Target 2013 Fund                                       0.400%
---------------------------------------- ---------------------------------------

                                      -17-

---------------------------------------- ---------------------------------------
Fund                                                Management Fee Rate
---------------------------------------- ---------------------------------------
DWS Technology Fund                                0.480% to $250 million
                                                  0.450% next $750 million
                                                  0.430% next $1.5 billion
                                                  0.410% next $2.5 billion
                                                  0.380% next $2.5 billion
                                                  0.360% next $2.5 billion
                                                  0.340% next $2.5 billion
                                                     0.320% thereafter
---------------------------------------- ---------------------------------------
Tax-Exempt California Money Market Fund            0.120% to $500 million
                                                  0.100% next $500 million
                                                  0.075% next $1.0 billion
                                                  0.060% next $1.0 billion
                                                     0.050% thereafter
---------------------------------------- ---------------------------------------
Treasury Portfolio                                         0.050%
---------------------------------------- ---------------------------------------

The Fund recently entered into a new administrative services agreement with the
Advisor (the "Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the
Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services
Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of
0.100% of the Fund's net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the Fund's shareholders; prepares and files updates to the Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records;
provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund;
assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS Disciplined
Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined
Market Neutral Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money
Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic
Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund,
DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market
Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

                                      -18-

The Board and the Fund's shareholders recently approved a new subadvisor policy for the Funds (the "Subadviser Approval Policy"). The Subadviser Approval Policy
permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the
Subadviser Approval Policy without the Securities and Exchange Commission (the
"SEC") granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor's ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor.
However, exemptive relief with regard to an advisor's ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor's ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the
Funds' exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval
Policy as described above. The SEC also has proposed Rule 15a-5 under the
Investment Company Act of 1940, as amended (the "1940 Act") in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the
Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund,
DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic
Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS
Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology
Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The fundamental investment restriction regarding commodities is replaced with the following:

         The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

Effective on or about May 1, 2008, the Fund's fundamental restrictions are replaced with the following:

         The Fund may not:

         (1)      Borrow money, except as permitted under the 1940 Act, as
                  amended, and as interpreted or modified by regulatory
                  authority having jurisdiction, from time to time.

         (2)      Issue senior securities, except as permitted under the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (3)      Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         (4)      Purchase or sell real estate, which term does not include
                  securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except

                                      -19-

                  that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of
                  securities.

         (5)      Purchase or sell commodities, except as permitted by the 1940
                  Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         (6)      Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

         (7)      Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund's disclosure relating to its status as a diversified fund is replaced with the following:

         The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund's fundamental restriction regarding concentration is replaced with the following:

         The Fund may not concentrate its investments in a particular industry
         (excluding U.S. Government Obligations), as that term is used in the
         1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The relevant paragraph under Investment Restrictions is replaced with the following:

         Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the following paragraph is added under
Investment Policies and Techniques for DWS Money Market Prime Series:

         Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations.
         Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect

                                      -20-

         the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

               Please Retain This Supplement for Future Reference

April 3, 2008

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                                     Class S

                          DWS Dreman Mid Cap Value Fund
                                     Class S

                         DWS Dreman Small Cap Value Fund
                                     Class S

                       DWS Dreman High Return Equity Fund
                                     Class S

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable combined prospectus dated March 1,
2008, as amended from time to time, for DWS Large Cap Value Fund, DWS Dreman
High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund (each a "Fund," and collectively, the "Funds"),. The prospectus may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222
South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained and is also available along with other related materials on the Securities and Exchange
Commission's Internet Web site (http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information
("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable combined prospectus for the Funds.

                                                                           Page
                                                                           ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of nonfundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 10% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(6)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act;

(8)      invest more than 15% of net assets in illiquid securities; and

(9)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain nonfundamental policies and restrictions. Nonfundamental policies may be changed by the
Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least
60 days' notice prior to making a change to such Fund's 80% investment policy, as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's subadvisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                       3

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and nonfundamental policy regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not

                                       10

function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As

                                       11

with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the
Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

                                       12

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the

                                       13

obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

                                       14

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent

                                       15

rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an

                                       16

agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

                                       17

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

                                       18

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each
Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized
Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

                                       19

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
subadvisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions.
The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of
Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust
Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses.

                                       20

Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund,, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreement for DWS
Dreman Mid Cap Value Fund is dated August 1, 2005 and was last renewed on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA), and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

                                       21

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a majority of the non-interested Directors most recently approved the Investment Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                            DWS Large Cap Value Fund*
------------------------                            -------------------------

$0 - $1.5 billion                                   0.425%
Over $1.5 billion - $2 billion                      0.400%
Over $2 billion - $3 billion                        0.375%
Over $3 billion - $4 billion                        0.350%
Over $4 billion - $5 billion                        0.325%
Over $5 billion                                     0.300%

*        Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       22

Average Daily Net Assets                            DWS Large Cap Value Fund
------------------------                            ------------------------

$0 - $1.5 billion                                         0.525%
Over $1.5 billion - $2 billion                            0.500%
Over $2 billion - $3 billion                              0.475%
Over $3 billion - $4 billion                              0.450%
Over $4 billion - $5 billion                              0.425%
Over $5 billion                                           0.400%

                                              DWS Dreman High Return Equity Fund
                                                         and DWS Dreman
Average Daily Net Assets                              Small Cap Value Fund
------------------------                              --------------------

$0 - $250 million                                         0.750%
Over $250 million - $1 billion                            0.720%
Over $1 billion - $2.5 billion                            0.700%
Over $2.5 billion - $5 billion                            0.680%
Over $5 billion - $7.5 billion                            0.650%
Over $7.5 billion - $10 billion                           0.640%
Over $10 billion - $12.5 billion                          0.630%
Over $12.5 billion                                        0.620%

Average Daily Net Assets                          DWS Dreman Mid Cap Value Fund
------------------------                          -----------------------------

$0 - $250 million                                         0.75%
Over $250 million - $1 billion                            0.72%
Over $1 billion - $2.5 billion                            0.70%
Over $2.5 billion to $4 billion                           0.68%
Over $4 billion                                           0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                               Amount       Amount                     Amount             Amount
                                Fiscal Year    Waived     Reimbursed   Fiscal Year     Waived           Reimbursed      Fiscal Year
Fund                                2007        2007         2007         2006          2006               2006            2005
----                                ----        ----         ----         ----          ----               ----            ----
DWS Large Cap Value Fund          $8,550,419          -      $18,494   $10,046,511           --        $21,433         $10,288,958
DWS Dreman High Return Equity
Fund                             $60,511,761         --      $94,008   $53,337,058           --        $88,724         $44,313,671
DWS Dreman Mid Cap Value Fund*      $550,199   $172,609           --      $190,836     $190,836        $73,136             $12,493
DWS Dreman Small Cap Value Fund  $15,056,842         --      $21,701    $9,375,452           --        $14,916          $6,537,020

                                       23

*        DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the Fund to the extent necessary to maintain DWS Dreman Mid Cap Value Fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of DWS Large Cap
Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

                                       24

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors of the Corporation. The Board of
Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September 19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the Sub-Advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $1.5 billion                                               0.2025%
Next $500 million                                                0.1900%
Next $1 billion                                                  0.1775%
Next $1 billion                                                  0.1650%
Next $1 billion                                                  0.1525%
Thereafter                                                       0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue 230-4, Aspen, Colorado 81611, is the Sub-Advisor for the DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor. DVM was formed in April 1977 and is controlled by
David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap
Value Fund since January 18, 2002. DVM has served as Sub-Advisor for DWS Dreman
Mid Cap Value Fund since its inception. DVM has served as Sub-Advisor for DWS
Dreman High Return Equity Fund since its inception.

                                       25

The Advisor currently pays DVM for its services subadvisory fees, payable monthly, as a percentage of average daily net assets as shown below.

  Average Daily Net Assets                    DWS Dreman Mid Cap Value Fund
  ------------------------                    -----------------------------

  $0 - $500 million                                        0.375%
  Over $500 million                                        0.340%

Average Daily Net Assets                      DWS Dreman Small Cap Value Fund
------------------------                      -------------------------------

$0 - $500 million                                         0.375%
Over $500 million                                         0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a Sub-Advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------

$0 - $250 million                                                 0.240%
Over $250 million - $1 billion                                    0.230%
Over $1 billion - $2.5 billion                                    0.224%
Over $2.5 billion - $5 billion                                    0.218%
Over $5 billion - $7.5 billion                                    0.208%
Over $7.5 billion - $10 billion                                   0.205%
Over $10 billion - $12.5 billion                                  0.202%
Over $12.5 billion                                                0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

                                       26

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                               Fiscal 2007          Fiscal 2006          Fiscal 2005
----                                               -----------          -----------          -----------
DWS Dreman High Return Equity Fund                $18,386,793          $16,484,701          $13,700,258
DWS Dreman Mid Cap Value Fund*                       $242,306              $66,599               $5,036
DWS Dreman Small Cap Value Fund                    $6,685,225           $4,179,274           $3,077,159

*        DWS Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of

                                       27

compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Funds have been advised that the Sub-advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-advisor's profit sharing plan, a defined contribution plan that allows the Sub-advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

                                       28

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                 Dollar Range of
Name of Portfolio Manager      DWS Large Cap Value Fund     All DWS Fund Shares Owned
-------------------------      ------------------------     -------------------------
Thomas Schuessler                         $0                    $50,001-$100,000

                                      DWS Dreman High    DWS Dreman Mid Cap  DWS Dreman Small Cap
Name of Portfolio Manager            Return Equity Fund      Value Fund           Value Fund
-------------------------            ------------------      ----------           ----------
David N. Dreman                       Over $1,000,000            $0                   $0
F. James Hutchinson                          $0                  $0                   N/A
E. Clifton Hoover                            $0                  N/A                  $0
Mark Roach                                  N/A                  $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
Thomas Schuessler                          1             $273,547,517                0                     0

                                       29

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
Thomas Schuessler                         0                   0                      0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------
Thomas Schuessler                         2             $6,500,000,000               1             1,200,000,000

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------
David N. Dreman                           21            $7,600,000,000               0                    $0
F. James Hutchinson                       15            $6,300,000,000               0                    $0
E. Clifton Hoover                          8            $3,500,000,000               0                    $0

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------         --------
David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                        8            $11,800,000,000              0                    $0
Mark Roach                                12            $3,300,000,000               0                    $0

                                       30

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------         --------
David N. Dreman                           21            $13,900,000,000              0                    $0
E. Clifton Hoover                         15            $12,500,000,000              0                    $0
Mark Roach                                12            $1,300,000,000               0                    $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
David N. Dreman                           9           $409,000,000                   4              $57,900,000
F. James Hutchinson                       0                $0                        0                  $0
E. Clifton Hoover                         0                $0                        0                  $0
Mark Roach                                0                $0                        0                  $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
Small Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------          --------------          --------                 ---             ------------
David N. Dreman                       205            $2,700,000,000                  0                   $0
F. James Hutchinson                    0                   $0                        0                   $0
E. Clifton Hoover                     186            $2,600,000,000                  0                   $0
Mark Roach                             19             $109,000,000                   0                   $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Sub-Advisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The
Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has

                                       31

day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as

                                       32

         well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor, DeAmi and DVM's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the
Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisor's, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York
Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

                                       33

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS
Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed

                                       34

to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Underwriter

The Corporation, on behalf of the Funds has an underwriting agreement with DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
(the "Distributor"), a Massachusetts corporation, which is an affiliate of the
Advisor. The Corporation's underwriting agreement dated April 5, 2002 remains in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Funds. The underwriting agreement of the Funds was last approved by the Directors on September 17, 2007.

Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations;

                                       35

any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives;
the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the fund shall bear some or all of such expenses.

Although the Funds do not currently have a 12b-1 Plan for Class S shares, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Funds on a continuous basis to eligible investors in all states in which shares of the Funds may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The
Distributor has made no firm commitment to acquire shares of the Funds.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from DWS Dreman Mid Cap Value Fund: 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million, and 0.00450% over
$1 billion plus holding and transaction charges for this service. The amounts charged to DWS Dreman Mid Cap Value Fund for the fiscal years ended November 30,
2007 and November 30, 2006 were:

Fund                                                        Amount Charged     Amount Waived
----                                                        --------------     -------------
                                                 2007            2006
                                                 ----            ----
DWS Dreman Mid Cap Value Fund                 $105,295          $134,211              $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

                                       36

SSB, 225 Franklin Street, Boston, Massachusetts 02109 as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), 333 West 11th Street, Kansas City, Missouri 64105, DWS-SISC has
delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of fund shares whose interests are generally held in an omnibus account.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the

                                       37

fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal

                                       38

meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,859 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the

                                       39

Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                          Value of Securities Owned as of
                                                                 November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
 Bank of New York Mellon Corp.                                        $33,296
 Prudential Financial Inc.                                            $29,117
 JP Morgan Chas & Co.                                                 $23,722

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,441 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                          Value of Securities Owned as of
                                                                 November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Washington Mutual Inc.                                                $257,704
PNC Financial Services Group                                          $231,187
Bank of America Corp.                                                 $331,977
JP Morgan Chase & Co.                                                  $24,113
US Bancorp                                                            $138,778
Wachovia Corp.                                                        $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950 in commissions. For the fiscal year ended November 30, 2006, the Fund paid $23,086 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule
10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                          Value of Securities Owned as of
                                                                 November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Comerica, Inc.                                                        $1,250
Marshall & Ilsley Corp.                                                 $876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                          Value of Securities Owned as of
                                                                 November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Waddell & Reed Financial, Inc.                                        $10,063

                                       40

                                                          Value of Securities Owned as of
                                                                 November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                (in thousands)
---------------------------------------------------                --------------
Stancorp Financial Group, Inc.                                        $13,903
Apollo Investment Corp.                                               $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                            November 30, 2007    November 30, 2006
                                            -----------------    -----------------
DWS Large Cap Value Fund                           86%                  76%
DWS Dreman High Return Equity Fund                 27%                  32%
DWS Dreman Mid Cap Value Fund                      82%                  34%
DWS Dreman Small Cap Value Fund                    60%                  48%

Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds'
shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by the Distributor of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

                                       41

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories --
"Core," "Strategic," "Satellite" or "Non-CSS" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a

                                       42

fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at
www.dws-scudder.com, approximately one month after the end of each quarter. DWS
Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Funds, to forward the purchase order to the transfer agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

                                       43

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and the Distributor can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Eligible Class S Investors

A.        The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1.      Existing shareholders of Class S shares of any DWS Fund as of
                  December 31, 2004, and household members residing at the same address.

          2.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class
                  AARP and Class S on July 17, 2006 and household members
                  residing at the same address.

          3.      Shareholders who have owned Class S shares continuously since
                  December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS
                  Fund.

          4.      Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock,
                  bonus, pension or profit sharing plan continuously since
                  December 31, 2004 may open a new individual account for Class
                  S shares of any DWS Fund.

                                       44

          5.      Any participant who owns Class S shares of any DWS Fund
                  through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6.      Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7.      Class S shares are available to any accounts managed by the
                  Advisor, any advisory products offered by the Advisor or
                  DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8.      Shareholders of Class S of DWS Emerging Markets Equity Fund
                  who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17,
                  2006.

          9.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10.     Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of
                  Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1.      Broker-dealers, banks and registered investment advisors
                  ("RIAs") may purchase Class S shares in connection with a
                  comprehensive or "wrap" fee program or other fee based
                  program.

          2.      Any group retirement, employee stock, bonus, pension or
                  profit-sharing plans.

          3.      Persons who purchase shares as part of an investment only
                  placement in a 529 College Savings Plan.

          4.      Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For

                                       45

example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.

                                       46

Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company

                                       47

Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase additional shares of the
Funds through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum of
$250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account.
Termination by a shareholder will become effective within thirty days after the
Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

                                       48

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks,

                                       49

cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to the Distributor, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the

                                       50

Funds' transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request an exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund.
Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Funds intend to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If the Funds do not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Funds may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund and DWS Dreman High Return
Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and
December each year. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

                                       51

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Funds with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Funds will be credited to shareholder accounts in full and fractional shares of the same class of the
Funds at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Funds unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Funds may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

                                       52

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the

                                       53

shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an

                                       54

applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-US persons. Effective for taxable years of a Fund before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Funds because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the

                                       55

mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------

                                       56

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting          62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

                                       57

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                         The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,           State Street Corporation (2002-2007)
2008-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-----------------------------------------------------------------------------------------------------------------

(1)      Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the

                                       58

         officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other

                                       59

tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway
(alternate) and William McClayton (alternate). The Valuation Committee held one
(1) meeting for DWS Large Cap Value Fund and DWS Dreman High Return Equity Fund
and two (2) meetings for DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund[s]and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                                                                      Pension or        Total
                                       Compensation   Compensation   Compensation     Retirement    Compensation
                       Compensation        from           from           from          Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman     DWS Dreman       Accrued      Member from
Name of                DWS Large Cap   High Return   Mid Cap Value    Small Cap       as Part of      DWS Fund
Board Member            Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------     -----------        ----        ----------    -------------  ----------------
John W. Ballantine         $6,390        $11,050         $1,980          $6,630         $0            $215,000

                                       60

                                       Compensation   Compensation   Compensation     Retirement    Compensation
                       Compensation        from           from           from          Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman     DWS Dreman       Accrued      Member from
Name of                DWS Large Cap   High Return   Mid Cap Value    Small Cap       as Part of      DWS Fund
Board Member            Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------     -----------        ----        ----------    -------------  ----------------
Donald L. Dunaway          $6,020        $10,450         $1,850          $6,240         $0            $202,500
James R. Edgar(1)          $5,655        $10,185         $1,756          $5,865         $0            $190,000
Paul K. Freeman            $7,870        $13,647         $2,448          $8,190         $0            $265,000
Robert B. Hoffman          $5,490         $9,560         $1,700          $5,700         $0            $185,000
William McClayton          $6,090        $10,530         $1,890          $6,310         $0            $205,000
Shirley D. Peterson(5)     $5,560         $9,645         $1,720          $5,780         $0            $187,500
Robert H. Wadsworth        $6,090        $10,530         $1,890          $6,310         $0            $245,250

(1)      Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
         Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
         payable from the Funds to Governor Edgar are $148,538.

(2)      For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
         2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)      Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       61

                                                                                                     Aggregate Dollar
                                              Dollar Range of    Dollar Range of  Dollar Range of  Range of Securities
                            Dollar Range of   Securities Owned  Securities Owned     Securities     Owned in All Funds
                           Securities Owned    in DWS Dreman      in DWS Dreman     Owned in DWS     in the DWS Fund
                           in DWS Large Cap     High Return       Mid Cap Value     Dreman Small   Complex Overseen by
Name of Board Member          Value Fund        Equity Fund           Fund         Cap Value Fund      Board Member
--------------------          ----------        -----------           ----         --------------      ------------
                                                    Over
John W. Ballantine          $10,001-$50,000         $100,000         None              None             Over $100,000
                                                                                       Over
Donald L. Dunaway*           Over $100,000          $50,001-$100,000 $10,001-$50,000   $100,000         Over $100,000
                                                    Over                               Over
James R. Edgar*                  None               $100,000         None              $100,000         Over $100,000
                                                                     None
Paul K. Freeman                  None               $50,001-$100,000                   $1-$10,000       Over $100,000
Robert B. Hoffman                None               None             None              None             Over $100,000

William McClayton                None               None             None              None             $10,001-$50,000
                                                                                                        Over $100,000
Shirley D. Peterson        $50,001-$100,000         None             None              $50,001-$100,000
Robert H. Wadsworth              None               None             None              None             Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----
John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

                                       62

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
JENNIFER FERRARI TTEE                                        2,923,423.67                   20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                                         1,132,177.16                   7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                                           74,953.94                    5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                                   71,053.97                    5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                214,549.58                    14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                 1,363,301.84             45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                 1,065,235.14             35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  323,786.28              10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  211,617.71              7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       63

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MLPF&S FOR THE SOLE BENEFIT OF                                132,944.12                    8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                                  289,023.07              37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                  193,480.66
CUST FBO                                                                              24.82% of Institutional class
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

GREENLEAF TRUST-MAIN OFFICE 1                                 115,361.18              14.80% of Institutional class
KALAMAZOO MI  49007-4713

STATE STREET BANK & TRUST CO                                   63,883.31              8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                                   63,122.15              8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT                              261,647.61                    19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ  07102-4056

CHARLES SCHWAB & CO INC                                       139,969.27                    10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

ELIZABETH S DICK                                               95,299.78                    7.23% of class S
C/O E DICK SMITH
BOSTON MA  02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------
MLPF&S FOR THE SOLE BENEFIT OF                               3,080,619.38                   8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

                                       64

CITIGROUP GLOBAL MARKETS INC                                  241,031.47                    9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                               1,717,794.85                   24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                                  498,537.58                    7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                                985,164.01              27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL  32246-6484

NAT'L FINANCIAL SERVICES CORP FOR                             633,778.22              17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                                      1,163,733.60                   19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT                              865,503.10                    14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ  07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and

                                       65

was a director at the time DIMA entered into the Fund Indemnification Agreement
(the "Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund are each a series of DWS Value
Series, Inc. ("the Corporation"). DWS Dreman Concentrated Value Fund is the
fifth series of the Corporation (not offered in this SAI). The Corporation was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
4,100,000,000 designated for classes of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their names to DWS Large Cap Value Fund, DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Mid Cap Value
Fund and DWS Dreman Small Cap Value Fund, respectively. Currently, Class A,
Class B, Class C, Class R, Class S and Institutional Class shares are offered by
DWS Dreman High Return Equity Fund. Currently, Class A, Class B, Class C,
Institutional Class and Class S are offered by DWS Large Cap Value Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the

                                       66

Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting
Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds'
principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

                                       67

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940
Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com for Class S shares (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund, together with the Reports of Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November
30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for Class S of DWS Large Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 606

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information is:

Class S: 23338F 846

                                       68

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman Mid Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 713

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for Class S of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information is:

Class S: 23338F 762

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       69

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       70

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       71

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       72

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       73

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       74

                            END OF APPENDIX A

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS Select Alternative Allocation Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Short Duration Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Small Cap Core Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Growth Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Strategic Government Securities Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic High Yield Tax-Free Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic Income Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Target 2010 Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Technology Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect Fund                DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS Value Builder Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS Managed Municipal Bond Fund                 Treasury Portfolio
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund             NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          Tax Free Money Fund Investment
DWS Equity 500 Index Fund                                                                Tax-Exempt California Money Market Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group

                                       3

Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

                             DWS VALUE EQUITY TRUST

                             DWS Equity Income Fund
                 (Class A, B, C and Institutional Class Shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Equity Income Fund, a series of DWS
Value Equity Trust (the "Fund" and the "Trust"), dated December 1, 2008 as amended from time to time, a copy of which may be obtained without charge by contacting DWS Investments Distributors, Inc. ("DIDI" or the "Distributor"), 222
South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the
Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders of the Fund, dated July 31, 2008, are incorporated herein by reference and are hereby deemed to be part of this
SAI. This report to Shareholders may also be obtained without charge by calling
(800) 621-1048.

This Statement of Additional Information is incorporated by reference into the combined prospectus for the Fund.

                                                                            Page
                                                                            ----

   Independent Registered Public Accounting Firm and Reports to Shareholders..44

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, the Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(6)      purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

(7)      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances.
Non-fundamental policies may be changed by the Trustees of a Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(f)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)      intend to lend portfolio securities in an amount greater than 33 1/3%
         of its total assets.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

Temporary Defensive Policy.

From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash, cash equivalents and other securities which offer comparable levels of risk when the Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict for how long such alternate strategies may be utilized. The Fund may also invest in repurchase agreements, and may engage in Strategic Transactions (defined below). When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the US government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

DWS Equity Income Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's
500 Composite Stock Index (S&p 500). The fund invests in dividend-paying equity securities, other equity securities, fixed income securities and cash. In addition, the Fund may also invest in affiliated investment companies.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. The Fund may engage in certain practices not described herein. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Advance Refunded Bonds. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Asset Segregation. Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engage in such transactions, the Fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940
Act") and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. A fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government
National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage
Corporation ("FHLMC" or "Freddie Mac"), or the Federal National Mortgage
Association ("FNMA" or "Fannie Mae"), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest.
Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of
CMOs.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objective of long-term capital appreciation, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&p or, if unrated, judged to be of equivalent quality as determined by the Advisor. In addition, the DWS Equity
Income Fund may buy bonds of other credit qualities, described below under "High
Yield/High Risk Bonds".

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.
Generally, Depositary Receipts in registered form are designed for use in the
United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&p and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this
Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, that Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the consideration discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. The Fund's investments in foreign securities may be in developed countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available. The fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the fund believes that appropriate circumstances exist, it may apply to the
SEC for a determination that an emergency is present. During the period commencing from the fund's identification of such condition until the date of the SEC action, the fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the fund's
Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the fund makes its investments. The fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the fund or to entities in which the fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&p 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&p 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&p MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&p
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US
Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in
REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., the fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the
Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the
Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include additional techniques, instruments or strategies, including those developed from time to time. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act and/or, potentially the Code) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the
Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Other Strategic
Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the
Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&p or P-1 from
Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for DWS Massachusetts
Tax-Free Fund, municipal obligations. All calls sold by the Fund must be
"covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the
Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, the Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price.
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission.
Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&p or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below, as applicable.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date or to enhance returns. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.
The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special
Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the
Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of
Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.
Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. US Treasury securities, backed by the full faith and credit of the US Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

US Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers
Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae,
the Small Business Administration and the Federal Farm Credit Bank. Obligations
of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the
Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the US Government would provide financial support to the latter group of US Government instrumentalities, as it is not obligated to do so.

Interest rates on US Government obligations which a fund may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting the current specified standard rates, such as 91-day US Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation.
This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer.
Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's
Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, New York, which is part of Deutsche
Asset Management ("DeAM"), is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DIMA, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The
Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Advisor's duties are described in more detail below.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of
Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment
Management Americas Inc. and DWS Trust Company.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a
Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio.
This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits
Fund investors by bringing together many disciplines and leveraging its extensive resources. The team member with primary responsibility for management of the Fund, is identified in the Fund's prospectus, as of the date of the
Fund's prospectus. Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to an investment management agreement between the Advisor and the
Trust, on behalf of the Fund, (the "Investment Management Agreement"), the
Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated
in its Prospectuses and Statements of Additional Information ("SAI"), or as
adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in an agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreements. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

DWS Equity Income Fund:              0.665% of the first $250 million
                                     0.635% for the next
                                     $750 million 0.615%
                                     for the next $1.5
                                     billion 0.595% for
                                     the next $2.5
                                     billion 0.565% for
                                     the next $2.5
                                     billion 0.555% for
                                     the next $2.5
                                     billion 0.545% for
                                     the next $2.5
                                     billion 0.535%
                                     thereafter

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that the fund's total annual operating expenses will not exceed 1.25%
for Class A shares and 2.00% for both Class B and Class C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The advisory fees paid by the Fund for its last three fiscal years ended July 31 are shown in the table below.

                                      Fiscal 2008     Fiscal 2007  Fiscal 2006*
                                      -----------     -----------  ------------
DWS Equity Income Fund                  $792,237         $957,804   $1,084,819

* Prior to July 1, 2006, these fees included an administrative service fee.

The amounts waived or reimbursed by the Advisor for the Fund for its last three fiscal years ending July 31 are shown in the table below:

                                      Fiscal 2008   Fiscal 2007   Fiscal 2006*
                                      -----------   -----------   ------------
DWS Equity Income Fund                  $109,742      $73,109       $498,816

In addition, the Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds"). The amounts not imposed by the Fund were as follows:

                                      Fiscal 2008    Fiscal 2007   Fiscal 2006
                                      -----------    -----------   -----------
DWS Equity Income Fund                  $21,953        $73,432       $93,067

The Board and shareholders have approved a subadvisor approval policy for the
Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing subadvisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and their shareholders are adequately protected whenever the Advisor acts under the
Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Manager

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                   Dollar Range of      Dollar Range of All DWS
Name of Portfolio Manager         Fund Shares Owned        Fund Shares Owned
-------------------------         -----------------        -----------------
David Hone                       $50,001 - $100,000       $100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund's portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for the portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by the portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with           Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------         --------
David Hone                                 1              $26,616,516                0                    $0

Other Pooled Investment Vehicles Managed:

                                                                               Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with      Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
David Hone                                0                   $0                     0                    $0

Other Accounts Managed:

                                                                               Number of Other
                                                                               Accounts with     Total Assets of
                                      Number of    Total Assets of Other    Performance-Based       Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------
David Hone                               15              $220,257,161                0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor, and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Fund entered into an administrative services agreement with the Advisor (the
"Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectuses and statements of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain administrative functions to
SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For the fiscal years ended July 31, 2008, 2007 and 2006, the administrative fees charged to the Fund were $119,133, $144,031, and $11,425, respectively.

Prior to June 30, 2006, certain expenses that were borne by the Advisor under the Former Administrative Agreement, such as the transfer agent and custodian fees, were borne directly by shareholders.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

Pursuant to an Underwriting and Distribution Services Agreement ("Distribution
Agreement"), DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an
affiliate of the Advisor, is the principal underwriter and distributor for the
Class A, Class B, Class C, and Institutional Class shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distribution
Agreement for the Fund, dated April 5, 2002 was last approved by the Trustees on
September 19, 2008. The Distribution Agreement will remain in effect until
September 30, 2009 and from year to year thereafter only if its continuance is approved for each class at least annually by a vote of the Board members of the
Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement.

The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the
Fund or by DIDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Trustees in the manner described above with respect to the continuation of the Agreement. The provisions concerning continuation, amendment and termination of a Distribution
Agreement are on a series by series and class by class basis.

DIDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares," DIDI retains the sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Fund's shares. DIDI receives no compensation from the Fund as principal underwriter for Class A and
Institutional shares. DIDI receives compensation from the Fund as principal underwriter for Class B and Class C shares.

Shareholder services are provided to the Fund on behalf of Class A, Class B and
Class C shareholders under a Shareholder Services Agreement (the "Services
Agreement") with DIDI. The Services Agreement continues in effect from year to year so long as such continuance is approved for the Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DIDI upon 60 days' notice. Termination with respect to the Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the
Fund and who have no direct or indirect financial interest in the Services
Agreement, or (ii) a "majority of the outstanding voting securities" of the
Class A, B or C shares, respectively, as defined under the 1940 Act. The
Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Services Agreement.

Under the Services Agreement, DIDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DIDI appoints firms that provide services and facilities for their customers or clients who are investors in a
Fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a
Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DIDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan, DIDI receives compensation from the Fund for its services under the Services Agreement.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's consistency with DWS Investments' branding and long-term strategy;
o        The Fund's competitive performance;
o        The Fund's Morningstar rating;
o        The length of time the Fund's Portfolio Managers have managed the
         Fund/Strategy;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial highlights of the Fund included in the Fund's prospectus and the
Financial Statements incorporated by reference in this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Fund and co-counsel to the Independent Trustees.

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as co-counsel to the Independent Trustees.

Fund Accounting Agent

Prior to July 1, 2006, DWS Investments Fund Accounting Corporation ("DIFA"), One
Beacon Street, Boston, Massachusetts, 02180, a subsidiary of the Advisor, was directly responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. DIFA delegated certain fund accounting functions to State Street Bank and Trust Company ("SSB or Custodian") under the Fund's fund accounting agreement.

Prior to July 1, 2006, the Fund paid DIFA an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to the Administrative Services Agreement among the Advisor and SSB, the
Advisor has delegated certain fund accounting functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian

SSB, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian. SSB has entered into agreement with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB used Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which
SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB
Subcustodian as part of a larger omnibus account in the name of SSB (the
"Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and
(2) transaction charges with respect to transactions that occur within the
Omnibus Account.

For the fiscal year ended July 31, 2008 and July 31, 2007, the Fund paid the
Custodian $12,514 and $11,729, respectively.

Transfer Agent and Shareholder Service Agent

DWS Investments Service Company ("DISC"), 210 West 10th Street, Kansas City,
Missouri 64105-1614, an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for all classes of DWS funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account
(as of 2007, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund.
Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

Rule 12b-1 Plans

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by DIDI to pay for distribution services for those classes. Pursuant to each Rule 12b-1 Plan, shareholder and administrative services are provided to the applicable Fund on behalf of its
Class A, B and C shareholders under the Fund's Services Agreement with DIDI.
Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 distribution plans for Class B and Class C shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule
12b-1 service plans provide compensation to DIDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of the Class B shares and the Class C shares that are used by DIDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund.
Similarly, the Services Agreement is approved and reviewed separately for the
Class A shares, Class B shares and Class C shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a Fund. In connection with Class B shares, for example, if shares of a Fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Fund's shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in year 1, while the Rule 12b-1 fee to
DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the investment to Class A shares). As a result, if DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.

Class B and Class C Shares

Distribution Services. For its services under the Distribution Agreement, DIDI receives a fee from the Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its
Class B shares. This fee is accrued daily as an expense of Class B shares. DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DIDI receives a fee from the
Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of
Class C shares. Effective January 1, 2006, DIDI no longer advances the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable Fund. DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.

Class A, Class B and Class C Shares

Shareholder Services. For its services under the Services Agreement, DIDI receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B and C shares of that Fund.

With respect to Class A shares of a Fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class A Shares of a
Fund, commencing with the month after investment. With respect to Class B and
Class C Shares of a Fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares.
Effective January 1, 2006, DIDI will no longer advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through
ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to
0.25% (calculated monthly and paid quarterly) of the net assets attributable to
Class B and Class C shares of the Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DIDI. In addition
DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to
0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon
Fund assets in accounts for which there is no firm of record (other than DIDI)
listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of the Fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Fund paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                          12b-1 Compensation to Underwriter and Firms for the
                                               Twelve-Month Period Ended June 30, 2008
                                               ---------------------------------------
                                           12b-1           12b-1
                                        Distribution    Shareholder   12b-1 Compensation Paid
                                            Fees       Services Fees          to Firms
                                            ----       -------------          --------
DWS Equity Income Fund    Class A                  $0       $157,506           $150,968
                          Class B            $147,200        $47,741            $58,531
                          Class C            $269,169        $91,564           $352,005

                                                          Other Expenses Paid by Underwriter for the
                                                          Twelve-Month Period] Ended June 30, 2008
                                                          ----------------------------------------
                                           Advertising,
                                              Sales,
                                            Literature
                                               and                        Marketing
                                           Promotional     Prospectus     and Sales     Postage and     Imputed
                                            Materials       Printing       Expenses       Mailing       Interest
                                            ---------       --------       --------       -------       --------
DWS Equity Income Fund    Class A                $19,583         $1,031        $4,268         $2,819            $0
                          Class B                 $2,084           $142          $490           $387       $61,357
                          Class C                 $4,402           $200          $921           $614            $0

The following table shows, for Class A shares, the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI.

                                               Aggregate       Aggregate                                    Aggregate
                                                 Sales        Commissions      Aggregate Commissions       Commissions
Fund                           Fiscal Years   Commissions    Paid to Firms    Paid to Affiliated Firms   Retained by DIDI
----                           ------------   -----------    -------------    ------------------------   ----------------
DWS Equity Income Fund             2008         $11,000           $7,000                  $1,000                  $3,000
                                   2007         $24,000          $12,000                      $0                 $11,000
                                   2006         $37,000          $25,000                      $0                 $12,000

Certain trustees or officers of the Fund are also directors or officers of the
Advisor or DIDI, as indicated under "Officers and Trustees."

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The Fund's Class A, Class B and Class C shares commenced operations on August
29, 2003. For the fiscal years ended July 31, 2006, July 31, 2007 and July 31,
2008, the Fund paid $165,175, $85,079 and $134,648in commissions. For the fiscal year ended July 31, 2006, July 31, 2007 and July 31, 2008, the Fund paid 0% of the aggregate brokerage commissions to affiliated brokers and 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated brokers.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2008, DWS Equity Income Fund did not hold any securities of its regular broker or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods for the Fund are as follows:

           Fund                                2008                     2007
           ----                                ----                     ----

DWS Equity Income Fund                          58%                     42%

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.
Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a Fund through the
Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders.
Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Trustees or Distributor may suspend or terminate the offering of shares of the
Fund at any time for any reason.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling (800) 621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DIDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by DIDI.

Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Funds in accordance with the Large Order NAV Purchase Privilege and one of the two
compensation schedules up to the following amounts:

Compensation Schedule #1:                                                     Compensation Schedule #2:
Retail Sales and DWS Flex Plan(1)                                              DWS Retirement Plans(2)
---------------------------------                                              -----------------------

Amount of                              As a Percentage of Net     Amount of Shares      As a Percentage of Net
Shares Sold                                  Asset Value                Sold                  Asset Value
-----------                                  -----------                ----                  -----------
$1 million to $3 million                        1.00%
Over $3 million to $50 million                  0.50%              Over $3 million           0.00% - 0.50%
Over $50 million                                0.25%                     --                        --

(1)       For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a
          Fund and other Funds listed under "Special Features -- Class A Shares
          -- Combined Purchases," including purchases pursuant to the "Combined
          Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above.

(2)       Compensation Schedule 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by the Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial
Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Class A  Purchases.  The public  offering  price of Class A shares for  purchasers  choosing the initial sales charge  alternative is the net asset value plus a sales charge, as set forth below.

                                                                   Sales Charge
                                                                   ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           ---------------      -----------------        --------------
Less than $50,000                                   5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                      4.50                  4.71                  4.00
$100,000 but less than $250,000                     3.50                  3.63                  3.00
$250,000 but less than $500,000                     2.60                  2.67                  2.25
$500,000 but less than $1 million                   2.00                  2.04                  1.75
$1 million and over                                  .00***                .00***               ****

*        The offering price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

***      Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DIDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DIDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DIDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds", (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Fund;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DIDI and its affiliates, established prior to October 1,
         2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DIDI and its affiliates into a DWS
         Investments IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%
of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Fund's prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Purchases. Class C shares of the Fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Fund's prospectus and SAI.

Multi-Class Suitability

Multi-Class Suitability. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS Investments-branded plans on record keeping systems made available through ADP, Inc. under an alliance with DIDI and its affiliate ("DWS Investments Flex Plans").

The following provisions apply to DWS Investments Flex Plans.

a.       Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS
         Investments Flex Plan established on the System prior to October 1,
         2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS
         Funds or other eligible assets held by the plan is $1,000,000 or more.
         This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Investments Choice Plans. Orders to purchase Class C shares for a DWS Investments Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

Institutional Class Purchases. Information on how to buy Institutional Class
shares is set forth in the section entitled "Buying and Selling Shares" in the
Fund's prospectus. The following supplements that information. The minimum initial investment for Institutional Class shares is $1,000,000. The minimum initial investment may be waived in certain circumstances. The minimum amounts may be changed at any time in management's discretion.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Direct
Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B or C shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor. There is no minimum subsequent investment required for Institutional
Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Investments mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of
Deutsche Bank or its affiliates or a sub-adviser to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Fund. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a Fund does not offer Institutional Class shares, these individuals will be allowed to buy Class
A shares at NAV. The Fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual
Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase
Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the
Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

A Fund may suspend or postpone redemptions as pursuant to Section 22(e) of the
Investment Company Act of 1940. Generally, those circumstances are when: (1) the
New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund's Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DIDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts);
         and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --
Investment Class, Money Market Fund -- Investment Class, Cash Management Fund
Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime
Series, Tax-Exempt California Money Market Fund, Cash Account Trust and
Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.
Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market
Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

The Fund intends to distribute to shareholders all or substantially all of its investment company taxable income, which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. Any investment company taxable income retained by the
Fund will be subject to tax at regular corporate rates. The Fund may distribute its net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses). However, the Fund may retain all or part of its net capital gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liabilities (or refund to the extent the credit exceeds these liabilities). If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by a federal excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may retain (and be subject to Fund-level income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the Fund's interest. See "Taxes" below for more information.

The Fund intends to pay dividends to shareholders quarterly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of the federal excise tax discussed above. Additional distributions may be made at other times, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C Shares than for Class A Shares primarily as a result of the distribution services fee applicable to Class B and Class C
Shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.       To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares of the
Fund or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the
Code. In any event, the Fund intends to make sufficient distributions of net investment income and net capital gain to satisfy the minimum distribution requirements applicable to regulated investment companies under the Code. See
"Taxes" below.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the Code, US Treasury Regulations, and other applicable authority as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)      derive at least 90% of its gross income for each taxable year from (i)
         dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and
         (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b)      diversify its holdings so that, at the end of each quarter of the
         Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities
         (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)      distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the
         Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the
RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section
7704(d), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. In the case of any investment by the Fund in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above. Finally, for purposes of paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain
Dividends, as defined below).

As described in "Dividends" above, the Fund intends to distribute at least annually to shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Fund will be subject to tax at the Fund level at regular corporate rates.
The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains, in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed US tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend (as defined below)
purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing (i) at least
98% of the Fund's taxable ordinary income for the calendar year, (ii) at least
98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.
Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the Fund's interest. However, in any event, the Fund intends to comply with the minimum distribution requirements applicable to RICs under Subchapter M of the Code as described above.

If for any taxable year the Fund does not qualify for the special federal income tax treatment accorded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions may be eligible (i) to be treated as "qualified dividend income,"
in the case of individual and other non-corporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before
January 1, 2011 and (ii) for the dividends - received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Taxation of Fund Distributions. Distributions are taxable as described herein, whether shareholders receive them in cash or reinvest them in additional shares of the Fund or another DWS Fund through the reinvestment privilege. All distributions by the Fund result in a reduction in the net asset value of the
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them. If the Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly designated by the Fund as capital gain dividends
("Capital Gain Dividends") will be taxable as long-term capital gains. Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.
Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.
Distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for the purposes of limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.
If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends
(other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held (or are treated as having been held) for more than
12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain
Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends-Received Deduction. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. A portion of the income distributions of the Fund attributable to dividends from domestic corporations may be eligible for the 70% deduction for dividends received by corporations.
Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends-received deduction is eliminated (i)
if either those shares or the shares of the Fund are deemed to have been held by the Fund or the applicable corporate shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Securities Lending. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer.
This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Securities. Foreign withholding or other foreign taxes may be imposed with respect to any income (and, in some cases, capital gains) received by the
Fund from sources within foreign countries. Consequently, the Fund's yield on such securities will be decreased. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Hedging and Related Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, foreign currencies, futures contracts, and straddles, or other similar transactions, it generally will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income net tax-exempt income (if any). If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will generally be treated as (i) a dividend to the extent of the
Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the
Fund's total return. As noted above, dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
("OID") is treated as interest income and is included in taxable income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a RIC and to avoid federal income or excise tax at the Fund's level. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The
Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued OID, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest,
OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Certain Investments in REITs. The Fund may invest in REITs. Any investment by the Fund in REIT equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, any investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the
Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the Internal Revenue Service ("IRS") in
October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the
Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the
Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the
RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income
("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity)
subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.

Tax-Exempt Shareholders. Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income
(after taking into account deductions for dividends paid by the Fund).
Furthermore, any investment in residual interests of a collateralized mortgage obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in
December 2006, a CRT (as defined in section 664 of the Code) that realizes any
UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize
UBTI as a result of investing in the Fund (to the extent the Fund recognizes
"excess inclusion income"). Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund (to the extent the Fund recognizes "excess inclusion income"), then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for individual shareholders, if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), (ii) the shareholder underreports dividend or interest income, or (iii) the shareholder has not certified to the Fund that withholding does not apply. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31,
2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-US Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends)
paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of
US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, effective for taxable years of the Fund beginning before January 1,
2010, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from
US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund ("interest-related dividends"), and (ii) with respect to distributions (other than (a)
distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of US real property interests ("USRPIs" as defined below)) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund ("short-term capital gain dividends"). Depending on the circumstances, the Fund may make such designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or
(iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with certain special rules.

Special rules apply to distributions to certain foreign persons from a RIC that is either a "U.S. real property holding corporation" ("USRPHC") or would be a
USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs and RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs -- USRPIs are defined generally as any interest in
U.S. real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United
States and other assets. The Fund generally does not expect that it will be a
USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the US federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the
Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The US federal income tax discussion set forth above is for general information only. Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics, Bentley College;
                                  Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company
                                  Institute (audit, executive, nominating committees) and
                                  Independent Directors Council (governance, executive
                                  committees)
--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum of Science;
                                  Public Radio International; former Directorships: American
                                  Public Television; Concord Academy; New England Aquarium;
                                  Mass. Corporation for Educational Telecommunications;
                                  Committee for Economic Development; Public Broadcasting
                                  Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee, Pro Publica
                                  (2007-present) (charitable organization); formerly: Executive
                                  Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                  Education (charitable organization) (2004-2005); Director,
                                  Viasys Health Care(3) (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of Deutsche Bank in
                                  Germany (1997-1999); various strategic and operational
                                  positions for Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(8) (1965)       Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the
         Board.

(2)      Represents the year in which Ms. Driscoll was first appointed
         Chairperson of certain DWS funds.

(3)      A publicly held company with securities registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(4)      The mailing address of Axel Schwarzer is c/o Deutsche Investment
         Management Americas Inc., 345 Park Avenue, New York, New York 10154.
         Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5)      Executive title, not a board directorship.

(6)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(7)      The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)      Address:  345 Park Avenue, New York, New York 10154.

(9)      Address: One Beacon Street, Boston, Massachusetts 02108.

(10)     Address:  280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                 Vice President
Jason Vazquez:                    Vice President and AML Compliance Officer
Caroline Pearson:                 Secretary
Patricia DeFilippis:              Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance of the Fund's Board
performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and six (6)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                                       Total Compensation
                                          Aggregate Compensation         from Fund and
  Name of Board Member                 from DWS Equity Income Fund     DWS Fund Complex(1)
  --------------------                 ---------------------------     -------------------
  John W. Ballantine                                 $0                       $215,000
  Henry P. Becton, Jr.(2)                           $339                      $200,000
  Dawn-Marie Driscoll(2)(SM)3)                      $426                      $253,000
  Keith R. Fox(SM)2)                                $342                      $203,000
  Paul K. Freeman(4)                                 $0                       $265,000
  Kenneth C. Froewiss(2)                            $337                      $200,000
  Richard J. Herring(2)                             $328                      $195,000
  William McClayton(5)                               $0                       $205,000
  Rebecca W. Rimel(2)                               $320                      $194,000
  William N. Searcy, Jr.(2)                         $337                      $200,000
  Jean Gleason Stromberg(SM)2)                      $318                      $189,000
  Robert H. Wadsworth                                $0                       $245,250

(1)      The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)      Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for
         Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for
         Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for
         Ms. Stromberg. These meeting fees were borne by the Advisor.

(3)      Includes $50,000 in annual retainer fees received by Ms. Driscoll as
         Chairperson of certain DWS funds.

(4)      Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as
         Chairperson of certain DWS funds.

(5)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the former
         Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the
D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                                                    Aggregate Dollar Range of
                                   Dollar Range of Beneficial   Ownership in all Funds Overseen by
                                            Ownership                      Board Member
Board Member                        in DWS Equity Income Fund      in the DWS Fund Complex(1)
------------                        -------------------------      --------------------------

Independent Board Member:
-------------------------
John W. Ballantine                            None                           Over $100,000
Henry P. Becton, Jr.                          None                           Over $100,000
Dawn-Marie Driscoll                       $1 - $10,000                       Over $100,000
Keith R. Fox                                  None                           Over $100,000
Paul K. Freeman                               None                           Over $100,000
Kenneth C. Froewiss                           None                           Over $100,000
Richard J. Herring                            None                           Over $100,000
William McClayton                             None                           Over $100,000
Rebecca W. Rimel                              None                           Over $100,000
William N. Searcy, Jr.                        None                           Over $100,000
Jean Gleason Stromberg                        None                           Over $100,000
Robert H. Wadsworth                           None                           Over $100,000

Interested Board Member:
------------------------
Axel Schwarzer                                None                           Over $100,000

(1)      Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power, and when the
         Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
John W. Ballantine                                       None
Henry P. Becton, Jr.                                     None
Dawn-Marie Driscoll                                      None
Keith R. Fox                                             None
Paul K. Freeman                                          None
Kenneth C. Froewiss                                      None
Richard J. Herring                                       None
William McClayton                                        None
Rebecca W. Rimel                                         None
William N. Searcy, Jr.                                   None
Jean Gleason Stromberg                                   None
Robert H. Wadsworth                                      None

Securities Beneficially Owned

As of November 7, 2008, the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Equity Income Fund

Name and Address of Investor Ownership         Shares              % of Total Shares
--------------------------------------         ------              -----------------
CITIGROUP GLOBAL MARKETS INC                 439,746.88            12.05% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF               201,930.67            5.53% of Class A
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6S9
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                 196,337.21            14.5% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                87,272.49            6.45% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6T0
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF               272,005.66             13% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6T1
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                         121,095.86            5.79% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

LPL FINANCIAL                                 57,318.08      97.52% of Institutional Class
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

DWS TRUST COMPANY                             22,225.29            6.38% of Class S
CUST FOR THE IRA ROLLOVER OF
GLEN L LASLEY
EDWARDS CA  93523-3430

STANLEY H PEAVY JR                            19,286.60            5.54% of Class S
GRAHAM TX  76450-3016

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Affected Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Equity Income Fund is a series of DWS Value Equity Trust, formerly Value
Equity Trust and formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The
Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to
"Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF,
Inc. was changed from March 31 to September 30 by action of its Directors on May
18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was
merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders. The
Trust is currently divided into two series: DWS Enhanced S&p 500 Index Fund and
DWS Equity Income Fund. The Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class S and Institutional Class.

The Trust is a Massachusetts business trust organized under the laws of
Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the
Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the
Shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the
Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act;] and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c)
upon a shareholder's failure to provide sufficient identification to permit the
Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines
(or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of
Trustees to terminate a Fund or any class without shareholder approval, and the
Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the
Trust or the series involved, ratably according to the number of shares of the
Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments of DWS Equity
Income Fund, together with the Report of Independent Registered Public
Accounting Firm, Financial Highlights and notes to financial statements in the
Annual Report to the Shareholders of the Fund dated July 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this
Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number -- Class A is 23338K803.

The CUSIP number -- Class B is 23338K886.

The CUSIP number of-- Class C is 23338K878.

The CUSIP number of-- Institutional Class is 23338K704.

The DWS Equity Income Fund has a fiscal year end of July 31.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

                      APPENDIX B -- RATINGS OF INVESTMENTS

The following is a description of (a) the ratings given by S&p and Moody's to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&p and
Moody's commercial paper rating and (d) Moody's and S&p Municipal note ratings.

Ratings of Corporate Bonds

S&p: Debt rated AAA has the highest rating assigned by S&p. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&p believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class. Bonds which are rated
B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt
Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&p") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of
"high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&p: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are
"F-1+," "F-1," and "F-2."

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                          OF EACH OF THE LISTED FUNDS:

                              ---------------------

Cash Account Trust                           DWS Europe Equity Fund                      DWS Mid Cap Growth Fund
    Government and Agency Securities         DWS Floating Rate Plus Fund                 DWS Money Market Prime Series
    Portfolio                                DWS Global Bond Fund                        DWS Money Market Series
    Money Market Portfolio                   DWS Global Opportunities Fund               DWS New York Tax-Free Income Fund
    Tax-Exempt Portfolio                     DWS Global Thematic Fund                    DWS RREEF Global Infrastructure Fund
Cash Management Fund Institutional           DWS GNMA Fund                               DWS RREEF Global Real Estate Securities
Cash Reserve Fund, Inc.                      DWS Gold & Precious Metals Fund                 Fund
    Prime Series                             DWS Growth & Income Fund                    DWS RREEF Real Estate Securities Fund
Cash Reserves Fund Institutional             DWS Health Care Fund                        DWS S&P 500 Index Fund
DWS Alternative Asset Allocation Plus Fund   DWS High Income Fund                        DWS Select Alternative Allocation Fund
DWS Balanced Fund                            DWS High Income Plus Fund                   DWS Short Duration Fund
DWS Blue Chip Fund                           DWS Inflation Protected Plus Fund           DWS Short Duration Plus Fund
DWS California Tax-Free Income Fund          DWS Intermediate Tax/AMT Free Fund          DWS Short-Term Municipal Bond Fund
DWS Capital Growth Fund                      DWS International Fund                      DWS Small Cap Core Fund
DWS Climate Change Fund                      DWS International Select Equity Fund        DWS Small Cap Growth Fund
DWS Commodity Securities Fund                DWS International Value Opportunities Fund  DWS Strategic Government Securities Fund
DWS Communications Fund                      DWS Japan Equity Fund                       DWS Strategic High Yield Tax-Free Fund
DWS Core Fixed Income Fund                   DWS Large Cap Value Fund                    DWS Strategic Income Fund
DWS Core Plus Allocation Fund                DWS Large Company Growth Fund               DWS Target 2010 Fund
DWS Core Plus Income Fund                    DWS Latin America Equity Fund               DWS Target 2011 Fund
DWS Disciplined Long/Short Growth Fund       DWS LifeCompass 2015 Fund                   DWS Target 2012 Fund
DWS Disciplined Long/Short Value Fund        DWS LifeCompass 2020 Fund                   DWS Target 2013 Fund
DWS Disciplined Market Neutral Fund          DWS LifeCompass 2030 Fund                   DWS Target 2014 Fund
DWS Dreman Concentrated Value Fund           DWS LifeCompass 2040 Fund                   DWS Technology Fund
DWS Dreman High Return Equity Fund           DWS LifeCompass Protect Fund                DWS U.S. Bond Index Fund
DWS Dreman Mid Cap Value Fund                DWS LifeCompass Retirement Fund             DWS Value Builder Fund
DWS Dreman Small Cap Value Fund              DWS Lifecycle Long Range Fund               Investors Cash Trust
DWS EAFE(R) Equity Index Fund                DWS Managed Municipal Bond Fund                 Treasury Portfolio
DWS Emerging Markets Equity Fund             DWS Massachusetts Tax-Free Fund             NY Tax Free Money Fund
DWS Emerging Markets Fixed Income Fund       DWS Micro Cap Fund                          Tax Free Money Fund Investment
DWS Equity 500 Index Fund                                                                Tax-Exempt California Money Market Fund
DWS Equity Income Fund

--------------------------------------------------------------------------------

The following information replaces similar disclosure under "Revenue Sharing" in the "Purchase and Redemption of Shares" section of each Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on

preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support.
The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the
Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Allied Securities
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
PlanMember Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

                                       2

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Mesirow Financial, Inc.
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
Treasury Curve LLC
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group

                                       3

Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

               Please Retain This Supplement for Future Reference

December 31, 2008

                                       4

                             DWS VALUE EQUITY TRUST
                             DWS Equity Income Fund
                                (Class S Shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for DWS Equity Income Fund, a series of DWS
Value Equity Trust (the "Fund" "and the "Trust"), dated December 1, 2008 as amended from time to time, a copy of which may be obtained without charge by contacting DWS Investments Distributors, Inc. ("DIDI" or the "Distributor"), 222
South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1148, or from the firm from which this Statement of Additional Information was obtained. This information is also available along with other related materials on the
Securities and Exchange Commission's Internet Web site (http://www.sec.gov).

Portions of the Annual Report to Shareholders of the Fund, dated July 31, 2008, are incorporated herein by reference and are hereby deemed to be part of this
SAI. This report to Shareholders may also be obtained without charge by calling
(800) 621-1048.

This Statement of Additional Information is incorporated by reference into the combined prospectus for the Fund.

                                                                            Page
                                                                            ----

   Independent Registered Public Accounting Firm and Reports to Shareholders..41

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

The Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75%
of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, the Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or

(7)      make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

The Trustees of the Trust have voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Fund's affairs. These represent intentions of the Trustees based upon current circumstances.
Non-fundamental policies may be changed by the Trustees of a Trust without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, the Fund currently does not intend to:

(a)      borrow money in an amount greater than 5% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

(b)      enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(d)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(e)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(f)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(g)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the
Fund's net assets, valued at the time of the transaction, would be invested in such securities.

The Fund may invest up to 20% of its assets in US Treasury, agency and instrumentality obligations.

Temporary Defensive Policy. From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash, cash equivalents and other securities which offer comparable levels of risk when the
Advisor deems such a position advisable in light of economic or market conditions. It is impossible to predict for how long such alternate strategies may be utilized. The fund may also invest in repurchase agreements, and may engage in Strategic Transactions (defined below). When a defensive position is deemed advisable, all or a significant portion of the Fund's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the US government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

The Fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's
500 Composite Stock Index (S&p 500). The fund invests in dividend-paying equity securities, other equity securities, fixed income securities and cash. In addition, the Fund may also invest in affiliated investment companies.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on a fund's performance. The Fund may engage in certain practices not described herein. It is possible that certain investment practices and techniques described below may not be permissible for the Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Advance Refunded Bonds. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages
("mortgage-backed securities"), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.
Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Asset Segregation. Certain investment transactions expose the Fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Fund engage in such transactions, the Fund will
(to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If the Fund segregate sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, the Fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the Investment Company Act of 1940, as amended (the "1940
Act") and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), the Fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, the Fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.

The Fund may utilize methods of segregating assets or otherwise "covering"
transactions that are currently or in the future permitted under the 1940 Act, the rules and regulation thereunder, or orders issued by the Securities and
Exchange Commission ("SEC") thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund.

Assets used as segregation or cover cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for segregation and cover purposes could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of the Fund that may be at risk with respect to certain derivative transactions.

Borrowing. As a matter of fundamental policy, a fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by a fund will involve special risk considerations. A fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed the Government
National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage
Corporation ("FHLMC" or "Freddie Mac"), or the Federal National Mortgage
Association ("FNMA" or "Fannie Mae"), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated
maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest.
Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of
CMOs.

Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt Securities. When the Advisor believes that it is appropriate to do so in order to achieve a fund's objective of long-term capital appreciation, a fund may invest in debt securities, including bonds of private issuers. Portfolio debt investments will be selected on the basis of, among other things, credit quality, and the fundamental outlooks for currency, economic and interest rate trends, taking into account the ability to hedge a degree of currency or local bond price risk. A fund may purchase "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&p or, if unrated, judged to be of equivalent quality as determined by the Advisor. In addition, the DWS Equity
Income Fund may buy bonds of other credit qualities, described below under "High
Yield/High Risk Bonds."

The principal risks involved with investments in bonds include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Depositary Receipts. A fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored
Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored
Depositary Receipts are not obligated to disclose material information in the
United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary
Receipts which are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.
Generally, Depositary Receipts in registered form are designed for use in the
United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a fund's investment policies, a fund's investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain
Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.
Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

Dollar rolls are treated for purposes of the 1940 Act as borrowings of a fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund interest on its borrowing. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of the cash that they receive from a dollar roll will provide a return that exceeds borrowing costs.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&p and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this
Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of a fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the high-yield securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, that Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the consideration discussed herein would nevertheless remain applicable.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the
Fund to have to sell securities or invest additional cash, as the case may be.
While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the
Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a fund's portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing in Emerging Markets. The fund's investments in foreign securities may be in developed countries or in countries considered by the fund's Advisor to have developing or "emerging" markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available. The fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the fund believes that appropriate circumstances exist, it may apply to the
SEC for a determination that an emergency is present. During the period commencing from the fund's identification of such condition until the date of the SEC action, the fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the fund's
Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the fund defaults, the fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the fund makes its investments. The fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the fund or to entities in which the fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&p 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&p 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&p MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&p
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a fund in shares of the Central Funds will be in accordance with a fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a fund's ability to manage Uninvested Cash.

A fund will invest Uninvested Cash in Central Funds only to the extent that a fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require, among other things, that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the
Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will bear any losses incurred from the investment of the collateral it receives. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

The Fund may pay negotiated fees in connection with loaned securities, pursuant to written contracts. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US
Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in
REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.
Changes in interest rates may also affect the value of a fund's investment in
REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in
REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., the fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.
Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by that fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the
Obligation. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the Obligation, that fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a fund, the
Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the
Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party are less than the repurchase price. However, if the market value
(including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A fund maintains a segregated account in connection with outstanding reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in the Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, strategic transactions may also include additional techniques, instruments or strategies , including those developed from time to time. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act and/or, potentially the Code) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio, to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a fund to utilize these Strategic Transactions successfully will depend on the
Advisor's ability to predict pertinent market movements, which cannot be assured. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a fund can realize on its investments or cause a fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Other Strategic
Transactions, such as forward contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the
Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of the Fund's assets in special accounts, as described in the section entitled "Asset Segregation."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The
Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&p or P-1 from
Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of any sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts, and for DWS Massachusetts
Tax-Free Fund, municipal obligations. All calls sold by the Fund must be
"covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the
Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including, but not limited to, US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities), Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities and for DWS Massachusetts Tax-Free Fund, municipal obligations. Except for DWS Technology Fund, the Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, such as index futures and Eurodollar instruments, the net cash amount) and a firm obligation by the buyer to deliver the specified price.
Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund has claimed exclusion from the definition of the term "commodity pool operator" under the regulations of the Commodity Futures Trading Commission.
Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires the fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&p or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or in which a fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, a fund will comply with the asset segregation requirements described below, as applicable.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a fund anticipates purchasing at a later date or to enhance returns. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.
The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the "Special
Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the
Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for Federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of
Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.
Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.

US Government Securities. US Treasury securities, backed by the full faith and credit of the US Government, include a variety of securities which differ in their interest rates, maturities and times of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

US Government agencies and instrumentalities which issue or guarantee securities include, for example, the Export-Import Bank of the United States, the Farmers
Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae,
the Small Business Administration and the Federal Farm Credit Bank. Obligations
of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the securities of the Federal Home Loan Bank, by the ability of the issuer to borrow from the Treasury; while still others, such as the securities of the
Federal Farm Credit Bank, are supported only by the credit of the issuer. No assurance can be given that the US Government would provide financial support to the latter group of US Government instrumentalities, as it is not obligated to do so.

Interest rates on US Government obligations which a fund may purchase may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting the current specified standard rates, such as 91-day US Treasury bill rates. These adjustments tend to reduce fluctuations in the market value of the securities.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.

When-Issued Securities. A fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a fund to the issuer and no interest accrues to a fund. When a fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, a fund would earn no income. While such securities may be sold prior to the settlement date, a fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation.
This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer.
Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's
Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees/Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the identity of the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the
Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney
General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the
investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as the Financial Industry Regulatory Authority, or
"FINRA") announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and DWS Scudder
Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI"))
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS Funds' (now known as the DWS
Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional
Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-investments.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"). , which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the
Fund. Under the supervision of the Board of Trustees of the Fund, DIMA, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by each
Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. The Advisor's duties are described in more detail below.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Asset Management Investment Services Ltd.,
Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank
AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS
Investments is part of Deutsche Bank's Asset Management division and, within the
US, represents the retail asset management activities of Deutsche Bank AG,
Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas
Inc. and DWS Trust Company."

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the
Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The Fund is managed by a team of investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The
Advisor or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.
The team member with primary responsibility for management of the Fund, is identified in the Fund's prospectus, as of the date of the Fund's prospectus.
Composition of the team may change over time, and Fund shareholders and investors will be notified of changes affecting individuals with primary Fund management responsibility.

Pursuant to an investment management agreement between the Advisor and the
Trust, on behalf of the Fund, (the "Investment Management Agreement"), the
Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated
in their Prospectuses and Statement of Additional Information ("SAI"), or as
adopted by the Fund's Board. The Advisor will also monitor, to the extent not monitored by the Fund's administrator or other agent, the Fund's compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in an agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments;
maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars;
payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the
Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund's shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the agreements. The
Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice.

For all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

DWS Equity Income Fund:                     0.665% of the first $250 million
                                            0.635% for the next $750 million
                                            0.615% for the next $1.5 billion
                                            0.595% for the next $2.5 billion
                                            0.565% for the next $2.5 billion
                                            0.555% for the next $2.5 billion
                                            0.545% for the next $2.5 billion
                                            0.535% thereafter

Through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund so that the fund's total annual operating expenses will not exceed 1.00%
for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The advisory fees paid by the Fund for its last three fiscal years ending July
31 are shown in the table below.

                                          Fiscal 2008        Fiscal 2007        Fiscal 2006*
                                          -----------        -----------        ------------
DWS Equity Income Fund                      $792,237           $957,804          $1,084,819

* Prior to July 1, 2006, these fees included an administrative service fee.

The amounts waived or reimbursed by the Advisor for the Fund for its last three fiscal years ending July 31 are shown in the table below:

                                          Fiscal 2008        Fiscal 2007        Fiscal 2006
                                          -----------        -----------        -----------
DWS Equity Income Fund                      $109,742           $73,109            $498,816

In addition, the Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds"). The amounts not imposed by the Fund were as follows:

                                        Fiscal 2008   Fiscal 2007   Fiscal 2006
                                        -----------   -----------   -----------

DWS Equity Income Fund                    $21,953       $73,432       $93,067

The Board and shareholders have approved a subadvisor approval policy for the
Fund (the "Subadvisor Approval Policy"). The Subadvisor Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of its independent board members, to appoint and replace subadvisors and to amend sub-advisory contracts without obtaining shareholder approval. Under the
Subadvisor Approval Policy, the Board, including its independent board members, will continue to evaluate and approve all new sub-advisory contracts between the
Advisor and any subadvisor, as well as all changes to any existing subadvisory contract. The Fund cannot implement the Subadvisor Approval Policy without the
SEC either adopting revisions to current rules (as it proposed to do in October
2003) or granting the Fund exemptive relief from existing rules. The Fund and the Advisor would be subject to certain conditions imposed by the SEC (and certain conditions that may be imposed in the future within either exemptive relief or a rule) to ensure that the interests of the Fund and their shareholders are adequately protected whenever the Advisor acts under the
Subadvisor Approval Policy, including any shareholder notice requirements.

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o   The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years)
    with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o   The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
    Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support."

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by the Fund's portfolio manager in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund's most recent fiscal year end.

                                    Dollar Range of     Dollar Range of All DWS
Name of Portfolio Manager          Fund Shares Owned       Fund Shares Owned
-------------------------          -----------------       -----------------
David Hone                        $50,001 - $100,000      $100,001 - $500,000

Conflicts of Interest

In addition to managing the asset the Fund, the Fund's portfolio mans of may have responsibility for manaager other client accounts of the Advging or its affiliates. The tables bisor show, for the portfolio manager, elow number and asset size of (1) the registered investment companies SEC series thereof) other than the F (or (2) pooled investment vehicles und, are not registered investthat companies and (3) other accoment (e.g., accounts managed unts individuals or organizations) man for by the portfolio manager. The taaged also show the number of performbles based fee accounts, as well asance total assets of the accounts for w the the advisory fee is based on hich performance of the account. the information is provided as of This Fund's most recent fiscal year end. the

Other SEC Registered Investment Companies Managed:

                                                                                 Number of
                                      Number of          Total Assets of         Investment           Total Assets of
                                     Registered            Registered          Company Accounts        Performance-
                                     Investment            Investment          with Performance-         Based
Name of Portfolio Manager             Companies            Companies               Based Fee           Fee Accounts
-------------------------             ---------            ---------               ---------           ------------
David Hone                                 1              $26,616,516                0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                      Number of                              Investment Vehicle
                                       Pooled          Total Assets of         Accounts with        Total Assets of
                                     Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------             --------             --------                 ---              ------------
David Hone                                0                   $0                     0                    $0

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------          --------------          --------                 ---          ------------------
David Hone                               15              $220,257,161                0                   $0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o   Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the
    Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

o   To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o   In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o   The Advisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The
    Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by the Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Fund, the Advisor, and the Fund's principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of
Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Fund entered into an administrative services agreement with the Advisor (the
"Administrative Services Agreement"), pursuant to which the Advisor provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. The services provided by the Advisor are described in more detail below. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectuses and statements of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Pursuant to an agreement between the Advisor and State Street Bank and Trust
Company, the Advisor has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For the fiscal years ended July 31, 2008, 2007 and 2006, the administrative fees charged to the Fund were $119,133, $144,031, and $11,425, respectively.

Prior to June 30, 2006, certain expenses that were borne by the Advisor under the Former Administrative Agreement, such as the transfer agent and custodian fees, were borne directly by shareholders.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Distributor

The Trust, on behalf of the Fund has an underwriting agreement with DIDI, 222
South Riverside Plaza, Chicago, Illinois 60606, a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Trust's underwriting agreement dated September 30, 2002 will remain in effect until
September 30, 2009 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Fund. The underwriting agreement of the Fund was last approved by the Trustees on September 19, 2008.

Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Note: Although Class S of the Fund does not currently have a 12b-1 Plan, and the
Trustees have no current intention of adopting one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a
12b-1 Plan, if any, adopted by the Trust, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Fund on a continuous basis to investors in all states in which shares of the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

Independent   Registered   Public Accounting  Firm and  Reports  to Shareholders

The financial highlights of the Fund included in the Fund's prospectus and the
Financial Statements incorporated by reference in this Statement of Additional
Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, an
independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PricewaterhouseCoopers audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Fund and as co-counsel to the Independent Trustees.

Vedder Price P.C., 222 North LaSalle Street, Chicago,  Illinois 60601, serves as co-counsel to the Independent Trustees.

Fund Accounting Agent

Prior to July 1, 2006, DWS Investments Fund Accounting Corporation ("DIFA"), One
Beacon Street, Boston, Massachusetts, 02108, a subsidiary of the Advisor, was directly responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. DIFA delegated certain fund accounting functions to State Street Bank and Trust Company ("SSB or Custodian") under the Fund's fund accounting agreement.

Prior to July 1, 2006, the Fund paid DIFA an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Pursuant to the Administrative Services Agreement among the Advisor and SSB, the Advisor has delegated certain fund accounting functions to SSB. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

Custodian

State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street,
Boston, Massachusetts 02110, serves as custodian. SSB has entered into agreement with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB used Deutsche Bank AG, an affiliate of the Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent the Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

For the fiscal  year ended July 31,  2008 and July 31,  2007,  the Fund paid the
Custodian $12,514 and $11,729, respectively.

Transfer  Agent  and  Shareholder Service Agent

DWS Investments  Service Company ("DISC"),  210 West. 10th Street,  Kansas City,
Missouri  64105-1614,  an  affiliate  of the  Advisor,  is the  transfer  agent, dividend-paying  agent and  shareholder  service  agent for all  classes  of DWS funds.

Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc.
("DST"), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by the Funds.

The Transfer Agent receives an annual service fee for each account of the
Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.60 per account (as of 2007, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

Retirement Service Provider. DWS Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans invested in the Fund. Annual service fees are paid by the Fund to DWS Trust Company, 11 Northeastern
Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the
Administrative Agreement, the Fund paid DWS Trust Company an annual fee per shareholder account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Advisor's policy that Sub-Advisors may not execute portfolio transactions on behalf of the Funds to obtain third party research and brokerage services. The Advisor may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the
Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Class S shares of the Fund commenced operations on December 1, 2004. For the fiscal year ended July 31, 2006, July 31, 2007 and July 31, 2008 the Fund paid
$165,175, $85,079 and $134,648in commissions. For the fiscal year ended July 31,
2006, July 31, 2007 and July 31, 2008, the Fund paid 0% of the aggregate brokerage commissions to affiliated brokers and 0% of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated brokers.

The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of July 31, 2008, the Fund did not hold any securities of its regular broker or dealers.

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio turnover rates for the two most recent fiscal periods for the Fund are as follows:

              Fund                                      2008                2007
              ----                                      ----                ----

DWS Equity Income Fund                                  58%                  42%

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Investments group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, a Fund's transfer agent, (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms.
Some firms may participate in a program allowing them access to their clients'
accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a Fund through the
Shareholder Service Agent for these services.

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders.
Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and acceptance by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Trustees or Distributor may suspend or terminate the offering of shares of the
Fund at any time for any reason.

DIDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Investments Wholesalers"). Generally, DWS
Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of three product categories -- "Strategic," "Tactical" or "all other funds" -- taking into consideration, among other things, the following criteria, where applicable:

o    The  Fund's  consistency  with  DWS  Investments'  branding  and  long-term strategy;
o    The Fund's competitive performance;
o    The Fund's Morningstar rating;
o    The  length  of  time  the  Fund's  Portfolio  Managers  have  managed  the
     Fund/Strategy;
o    Market size for the fund category;
o    The Fund's size, including sales and redemptions of the Fund's shares.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Investments, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the
Strategic and Tactical categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Strategic funds, less for Tactical funds and the lowest for all other funds. The level of compensation among these categories may differ significantly.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Investments Wholesaler under the Plan may provide an incentive to favor marketing the Strategic or Tactical funds over all other funds. The Plan, however, will not change the price that investors pay for shares of a fund. The
DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The
Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on the Exchange on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Portfolio, to forward the purchase order to the
Transfer Agent by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Investments' Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated
Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at:
www.dws-investments.com or calling 1-800-728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and DIDI can establish  investor accounts in any of the following types of retirement plans:

o    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for  Employees  of Small  Employers  ("SIMPLE"),  Simplified  Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

o    403(b)(7) Custodial  Accounts.  This type of plan is available to employees of most non-profit organizations.

o    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record  information  that identifies  each person who opens an account.  For more  information,  please see  "Policies  You Should  Know About" in the Fund's prospectus.

Eligible Class S Investors

A.        The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1.      Existing shareholders of Class S shares of any DWS Fund as of
                  December 31, 2004, and household members residing at the same address.

          2.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class
                  AARP and Class S on July 17, 2006 and household members
                  residing at the same address.

          3.      Shareholders who have owned Class S shares continuously since
                  December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS
                  Fund.

          4.      Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock,
                  bonus, pension or profit sharing plan continuously since
                  December 31, 2004 may open a new individual account for Class
                  S shares of any DWS Fund.

          5.      Any participant who owns Class S shares of any DWS Fund
                  through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6.      Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7.      Class S shares are available to any accounts managed by the
                  Advisor, any advisory products offered by the Advisor or DIDI and to the Fund of DWS Allocation Series or other fund of
                  funds managed by the Advisor or its affiliates.

          8.      Shareholders of Class S of DWS Emerging Markets Equity Fund
                  who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17,
                  2006.

          9.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10.     Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of
                  Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1.      Broker-dealers, banks and registered investment advisors
                  ("RIAs") may purchase Class S shares in connection with a
                  comprehensive or "wrap" fee program or other fee based
                  program.

          2.      Any group retirement, employee stock, bonus, pension or
                  profit-sharing plans.

          3.      Persons who purchase shares as part of an investment only
                  placement in a 529 College Savings Plan.

          4.      Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .05% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$13,350 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, the Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
----------------------------------------------
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
Ensemble Financial Services
First Clearing/Wachovia Securities
Fiserv Trust Company
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LPL Financial
M.L. Stern & Co.
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wachovia Securities
Wells Fargo Investments, LLC

Channel: Cash Product Platform
------------------------------
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Robert W. Baird & Co.
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services
William Blair & Company

Channel: Third Party Insurance Platforms
----------------------------------------
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

It is likely that broker-dealers that execute portfolio transactions for the
Fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

Automatic Investment Plan. A shareholder may purchase shares of the
Fund through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum
$250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account.
Termination by a shareholder will become effective within thirty days after the
Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders there is a
$50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Investments Individual
Retirement Account (IRA), DWS Simplified Profit Sharing and Money Purchase
Pension Plans, DWS Investments 401(k) and DWS Investments 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. The Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the
Fund's.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value (including any applicable sales charge) of a Fund next determined after receipt in good order by DIDI of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DIDI prior to the determination of net asset value will be confirmed at a price based on the net asset value next determined after receipt by DIDI ("trade date").

The Fund may suspend or postpone redemptions as pursuant to Section 22(e) of the
Investment Company Act of 1940. Generally, those circumstances are when: (1) the
New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --
Investment Class, Money Market Fund -- Investment Class, Cash Management Fund
Institutional, Cash Reserves Fund Institutional, Cash Reserve Fund, Inc. Prime
Series, Tax-Exempt California Money Market Fund, Cash Account Trust and
Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DIDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements.
Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market
Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Fund they are exchanging into from dealers, other firms or DIDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund.
Exchanges will be made automatically until the shareholder or a Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Fund intends to distribute to shareholders all or substantially all of its investment company taxable income, which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses. Any investment company taxable income retained by the
Fund will be subject to tax at regular corporate rates. The Fund may distribute its net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses). However, the Fund may retain all or part of its net capital gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal income tax liabilities (or refund to the extent the credit exceeds these liabilities). If the Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by a federal excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may retain (and be subject to Fund-level income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the Fund's interest. See "Taxes" below for more information.

The Fund intends to pay dividends to shareholders quarterly. The Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually in December to prevent application of the federal excise tax discussed above. Additional distributions may be made at other times, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.       To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares of the
Fund or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the
Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the
Code. In any event, the Fund intends to make sufficient distributions of net investment income and net capital gain to satisfy the minimum distribution requirements applicable to regulated investment companies under the Code. See
"Taxes" below.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the Code, US Treasury Regulations, and other applicable authority as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Taxation of the Fund. The Fund has elected to be treated as a regulated investment company ("RIC") under Subchapter M of the Code and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i)
    dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, US Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the
RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code section
7704(d), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. In the case of any investment by the Fund in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above. Finally, for purposes of paragraph (b) above, the term
"outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain
Dividends, as defined below).

As described in "Dividends" above, the Fund intends to distribute at least annually to shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Fund will be subject to tax at the Fund level at regular corporate rates.
The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains, in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed US tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend (as defined below)
purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing (i) at least
98% of the Fund's taxable ordinary income for the calendar year, (ii) at least
98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year, and (iii) amounts that were neither distributed nor taxed to the Fund during the prior calendar year. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.
Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the Fund's interest. However, in any event, the Fund intends to comply with the minimum distribution requirements applicable to RICs under Subchapter M of the Code as described above.

If for any taxable year the Fund does not qualify for the special federal income tax treatment accorded RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions may be eligible (i) to be treated as "qualified dividend income,"
in the case of individual and other non-corporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before
January 1, 2011 and (ii) for the dividends - received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Taxation of Fund Distributions. Distributions are taxable as described herein, whether shareholders receive them in cash or reinvest them in additional shares of the Fund or another DWS Fund through the reinvestment privilege. All distributions by the Fund result in a reduction in the net asset value of the
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them. If the Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly designated by the Fund as capital gain dividends
("Capital Gain Dividends") will be taxable as long-term capital gains. Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.
Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.
Distributions of gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. In order for some portion of the dividends received by the Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for the purposes of limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.
If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends
(other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held (or are treated as having been held) for more than
12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain
Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends-Received Deduction. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. A portion of the income distributions of the Fund attributable to dividends from domestic corporations may be eligible for the 70% deduction for dividends received by corporations.
Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law. The dividends-received deduction is eliminated (i)
if either those shares or the shares of the Fund are deemed to have been held by the Fund or the applicable corporate shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend (or, in the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Securities Lending. To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer.
This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate-dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Securities. Foreign withholding or other foreign taxes may be imposed with respect to any income (and, in some cases, capital gains) received by the
Fund from sources within foreign countries. Consequently, the Fund's yield on such securities will be decreased. These taxes may be reduced or eliminated under the terms of an applicable US income tax treaty. As it is not expected that more than 50% of the value of the Fund's total assets will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Foreign Currency Transactions. The Fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Hedging and Related Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, foreign currencies, futures contracts, and straddles, or other similar transactions, it generally will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any)
of such excess will generally be treated as (i) a dividend to the extent of the
Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment.

Passive Foreign Investment Companies. Equity investments by the Fund in certain
"passive foreign investment companies" ("PFICs") could potentially subject the
Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax.
For example, the Fund may elect to treat a PFIC as a "qualified electing fund"
(a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments
(including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the
Fund's total return. As noted above, dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount
("OID") is treated as interest income and is included in taxable income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund, which must be distributed to shareholders in order to maintain the qualification of the Fund as a RIC and to avoid federal income or excise tax at the Fund's level. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The
Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount or OID. Generally, the Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the OID accruing on the obligation may be treated as taxable dividend income. In such event, dividends of investment company taxable income received from the Fund by its shareholders, to the extent attributable to such portion of accrued OID, would be taxable. Any such dividends received by the Fund's corporate shareholders may be eligible for the deduction for dividends received by corporations.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest,
OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Certain Investments in REITs. The Fund may invest in REITs. Any investment by the Fund in REIT equity securities may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, any investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the
Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the Internal Revenue Service ("IRS") in
October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the
Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the
Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the
RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income
("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity)
subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax.

Tax-Exempt Shareholders. Under current law, the Fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income
(after taking into account deductions for dividends paid by the Fund).
Furthermore, any investment in residual interests of a collateralized mortgage obligation (a "CMO") that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
("CRTs") that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in
December 2006, a CRT (as defined in section 664 of the Code) that realizes any
UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize
UBTI as a result of investing in the Fund (to the extent the Fund recognizes
"excess inclusion income"). Rather, if at any time during any taxable year a CRT
(or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund (to the extent the Fund recognizes "excess inclusion income"), then the Fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Backup Withholding. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for individual shareholders, if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" (TIN), (ii) the shareholder underreports dividend or interest income, or (iii) the shareholder has not certified to the Fund that withholding does not apply. The backup withholding rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31,
2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-US Shareholders. Capital Gain Dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends)
paid by the Fund to a shareholder that is not a "US person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of
US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, effective for taxable years of the Fund beginning before January 1,
2010, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a US person,
(x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from
US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund ("interest-related dividends"), and (ii) with respect to distributions (other than (a)
distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of US real property interests ("USRPIs" as defined below)) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund ("short-term capital gain dividends"). Depending on the circumstances, the Fund may make such designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or
(iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with certain special rules.

Special rules apply to distributions to certain foreign persons from a RIC that is either a "U.S. real property holding corporation" ("USRPHC") or would be a
USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs and RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs -- USRPIs are defined generally as any interest in
U.S. real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs, interests in real property located outside the United
States and other assets. The Fund generally does not expect that it will be a
USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the US federal estate tax in addition to the federal tax on income referred to above.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax Considerations. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the
Fund's shares.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The US federal income tax discussion set forth above is for general information only. Investors are advised to consult their own tax advisors with respect to their own circumstances regarding the above-referenced federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                                NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members of the Trust. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent Board Member") is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members
-------------------------

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)        President, Driscoll Associates (consulting firm); Executive           133
Chairperson since 2004,(2) and    Fellow, Center for Business Ethics, Bentley College;
Board Member since 1987           formerly: Partner, Palmer & Dodge (1988-1990); Vice President
                                  of Corporate Affairs and General Counsel, Filene's
                                  (1978-1988); Directorships: Trustee of 8 open-end mutual
                                  funds managed by Sun Capital Advisers, Inc. (since 2007);
                                  Director of ICI Mutual Insurance Company (since 2007);
                                  Advisory Board, Center for Business Ethics,
                                  Bentley College; Trustee, Southwest Florida
                                  Community Foundation (charitable
                                  organization); former Directorships:
                                  Investment Company Institute (audit,
                                  executive, nominating committees) and
                                  Independent Directors Council (governance,
                                  executive
                                  committees)

--------------------------------------------------------------------------------------------------------------------
Paul K. Freeman                   Consultant, World Bank/Inter-American Development Bank;               133
(1950)                            formerly: Project Leader, International Institute for Applied
Vice Chairperson since 2008, and  Systems Analysis (1998-2001); Chief Executive Officer, The
Board Member since 1993           Eric Group, Inc. (environmental insurance) (1986-1998)
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)         Retired; formerly: Executive Vice President and Chief Risk            133
Board Member since 1999           Management Officer, First Chicago NBD Corporation/The First
                                  National Bank of Chicago (1996-1998); Executive Vice
                                  President and Head of International Banking (1995-1996);
                                  Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility
                                  company); Stockwell Capital Investments PLC (private equity);
                                  former Directorships: First Oak Brook Bancshares, Inc. and
                                  Oak Brook Bank
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr. (1943)      Vice Chair, WGBH Educational Foundation; Directorships:               133
 Board Member since               Association of Public Television Stations; Becton Dickinson
 1990                             and Company(3) (medical technology company); Belo
                                  Corporation(3) (media company); Boston Museum
                                  of Science; Public Radio International; former
                                  Directorships: American Public Television;
                                  Concord Academy; New England Aquarium; Mass.
                                  Corporation for Educational
                                  Telecommunications; Committee for Economic
                                  Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)               Managing General Partner, Exeter Capital Partners (a series           133
Board Member since                of private equity funds); Directorships: Progressive Holding
1996                              Corporation (kitchen goods importer and distributor); Natural
                                  History, Inc. (magazine publisher); Box Top Media Inc.
                                  (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss               Clinical Professor of Finance, NYU Stern School of Business           133
(1945)                            (1997-present); Member, Finance Committee, Association for
Board Member since                Asian Studies (2002-present); Director, Mitsui Sumitomo
2001                              Insurance Group (US) (2004-present); prior thereto, Managing
                                  Director, J.P. Morgan (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring                Jacob Safra Professor of International Banking and Professor,         133
(1946)                            Finance Department, The Wharton School, University of
Board Member since                Pennsylvania (since July 1972); Co-Director, Wharton
1990                              Financial Institutions Center (since July 2000); Director,
                                  Japan Equity Fund, Inc. (since September 2007), Thai Capital
                                  Fund, Inc. (since September 2007), Singapore Fund, Inc.
                                  (since September 2007); formerly: Vice Dean and Director,
                                  Wharton Undergraduate Division (July 1995-June 2000);
                                  Director, Lauder Institute of International Management
                                  Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
William McClayton (1944)          Managing Director, Diamond Management & Technology                    133
Board Member since 2004           Consultants, Inc. (global management consulting firm)
                                  (2001-present); Directorship: Board of Managers, YMCA of
                                  Metropolitan Chicago; formerly: Senior Partner, Arthur
                                  Andersen LLP (accounting) (1966-2001); Trustee, Ravinia
                                  Festival
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel                  President and Chief Executive Officer, The Pew Charitable             133
(1951)                            Trusts (charitable organization) (1994 to present); Trustee,
Board Member since                Thomas Jefferson Foundation (charitable organization) (1994
1995                              to present); Trustee, Executive Committee, Philadelphia
                                  Chamber of Commerce (2001 to 2007); Trustee,
                                  Pro Publica (2007-present) (charitable
                                  organization); formerly: Executive Vice
                                  President, The Glenmede Trust Company
                                  (investment trust and wealth management) (1983
                                  to 2004); Board Member, Investor Education
                                  (charitable organization) (2004-2005);
                                  Director, Viasys Health Care(3) (January
                                  2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.            Private investor since October 2003; Trustee of 8 open-end            133
(1946)                            mutual funds managed by Sun Capital Advisers, Inc. (since
Board Member since                October 1998); formerly: Pension & Savings Trust Officer,
1993                              Sprint Corporation(3) (telecommunications) (November
                                  1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg            Retired; formerly: Consultant (1997-2001); Director, US               133
(1943)                            Government Accountability Office (1996-1997); Partner,
Board Member since                Fulbright & Jaworski, L.L.P. (law firm) (1978-1996);
1997                              Directorships: The William and Flora Hewlett Foundation;
                                  Service Source, Inc.; former Directorships: Mutual Fund
                                  Directors Forum (2002-2004), American Bar Retirement
                                  Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)        President, Robert H. Wadsworth & Associates, Inc. (consulting         136
Board Member since 1999           firm) (1983 to present); Director, The Phoenix Boys Choir
                                  Association
--------------------------------------------------------------------------------------------------------------------

Interested Board Member
-----------------------

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position                                                                   Number of Funds
 with the Trust and Length of     Business Experience and                                        in DWS Fund
 Time Served(1)                   Directorships During the Past 5 Years                          Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(4)                Managing Director(5), Deutsche Asset Management; Head of              133
 (1958)                           Deutsche Asset Management Americas; CEO of DWS Investments;
 Board Member since               formerly: board member of DWS Investments, Germany
 2006                             (1999-2005); Head of Sales and Product Management for the
                                  Retail and Private Banking Division of
                                  Deutsche Bank in Germany (1997-1999); various
                                  strategic and operational positions for
                                  Deutsche Bank Germany Retail and Private
                                  Banking Division in the field of investment
                                  funds, tax driven instruments and asset
                                  management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(6)
-----------

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth, Position
 with the Trust and Length of     Business Experience and
 Time Served(7)                   Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
Michael G. Clark(8) (1965)        Managing Director(5), Deutsche Asset Management (2006-present); President of
 President, 2006-present          DWS family of funds; Director, ICI Mutual Insurance Company (since
                                  October 2007); formerly: Director of Fund Board Relations (2004-2006) and
                                  Director of Product Development (2000-2004), Merrill Lynch Investment Managers;
                                  Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(9) (1962)          Director(5), Deutsche Asset Management
 Vice President and Secretary,
 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(8) (1963)       Managing Director(5), Deutsche Asset Management (since July 2004); formerly:
 Chief Financial Officer,         Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family
 2004-present                     of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
 Treasurer, 2005-present          Global Asset Management (1994-1998)
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(10) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly: Counsel,
 Assistant Secretary,             New York Life Investment Management LLC (2003-2005); legal associate, Lord,
 2005-present                     Abbett & Co. LLC (1998-2003)
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(10)  (1962)     Director(5), Deutsche Asset Management (since September 2005); formerly:
 Assistant Secretary,             Counsel, Morrison and Foerster LLP (1999-2005)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(9) (1962)       Managing Director(5), Deutsche Asset Management
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(9)                  Director(5), Deutsche Asset Management (since 2006); formerly: Vice President,
 (1957)                           The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jack Clark (9)                   Director(5), Deutsche Asset Management (since 2007); formerly: Vice President,
 (1967)                           State Street Corporation (2002-2007)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan D'Eramo(9)     Director(5), Deutsche Asset Management
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Diane Kenneally(9)               Director(5), Deutsche Asset Management
 (1966)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(10) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly: AML
 Anti-Money Laundering            Operations Manager for Bear Stearns (2004-2006); Supervising Compliance
 Compliance Officer,              Principal and Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(10) (1962)          Managing Director(5), Deutsche Asset Management (2004-present); formerly: Chief
 Chief Compliance Officer,        Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                     The Prudential Insurance Company of America (1988-2000); E.F. Hutton and
                                  Company (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(10)       Director(5), Deutsche Asset Management (2006-present); formerly: Director,
 (1951)                           Senior Vice President, General Counsel, and Assistant Secretary, Hansberger
 Chief Legal Officer,             Global Investors, Inc. (1996-2006); Director, National Society of Compliance
 2006-present                     Professionals (2002-2005) (2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1) The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2) Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4) The mailing address of Axel Schwarzer is c/o Deutsche Investment Management
    Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is
    an interested Board Member by virtue of his positions with Deutsche Asset
    Management. As an interested person, Mr. Schwarzer receives no compensation from the Fund.

(5) Executive title, not a board directorship.

(6) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the
    Fund.

(7) The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8) Address: 345 Park Avenue, New York, New York 10154.

(9) Address: One Beacon Street, Boston, Massachusetts 02108.

(10) Address: 280 Park Avenue, New York, New York 10017.

Certain officers hold similar positions for other investment companies for which
DIMA or an affiliate serves as the Advisor.

Officer's Role with Principal Underwriter:  DWS Investments Distributors, Inc.

Paul H. Schubert:                   Vice President
Jason Vazquez:                      Vice President and AML Compliance Officer
Caroline Pearson:                   Secretary
Patricia DeFilippis:                Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the
Board is to represent the interests of the Fund and to provide oversight of the management of the Fund.

Board Committees. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity
Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and
Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund's accounting and financial reporting policies and procedures, (3) the Fund's compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the
Fund's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are
William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine,
Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the
calendar year 2007, the Audit Committee of the Fund's Board held nine (9)
meetings.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The
Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for
Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair),
Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the
calendar year 2007, the Nominating/Corporate Governance of the Fund's Board
performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of
Independent Board Members, reviews at least annually, (a) the Fund's financial arrangements with DIMA and its affiliates, and (b) the Fund's expense ratios.
The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R.
Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton
and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those funds that primarily invest in equity securities
(except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William
McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring
and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight
Committee of the Fund's Board performed similar functions and held six (6)
meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight
Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy,
Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K.
Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year
2007, the Fixed-Income Oversight Committee of the Fund's Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder
Services Committee reviews the Fund's marketing program, sales practices and literature and shareholder services. The members of the Marketing and
Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie
Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg
and Robert H. Wadsworth. During the calendar year 2007, the
Marketing/Distribution/Shareholder Service Committee of the Fund's Board
performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Fund. The
Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund's securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the
Fund's Valuation Procedures. The Operations Committee has appointed a Valuation
Sub-Committee, which may make determinations of fair value required when the
Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W.
Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The
members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W.
Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate),
Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the
calendar year 2007, the Expenses/Operations Committee and Valuation Committee
performed similar functions and each held nine (9) meetings and six (6)
meetings, respectively.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors'
conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche
Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the
Fund. The following tables show compensation from the Fund and aggregate compensation from all of the funds in the DWS fund complex received by each
Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Fund and received no compensation from the Fund or any fund in the DWS fund complex during the relevant periods.

                                                             Total Compensation
                                  Aggregate Compensation       from Fund and
  Name of Board Member         from DWS Equity Income Fund   DWS Fund Complex(1)
  --------------------         ---------------------------   -------------------

  John W. Ballantine                        $0                     $215,000
  Henry P. Becton, Jr.(2)                  $339                    $200,000
  Dawn-Marie Driscoll(2)(3)              $426                    $253,000
  Keith R. Fox(2)                        $342                    $203,000
  Paul K. Freeman(4)                        $0                     $265,000
  Kenneth C. Froewiss(2)                   $337                    $200,000
  Richard J. Herring(2)                    $328                    $195,000
  William McClayton(5)                      $0                     $205,000
  Rebecca W. Rimel(2)                      $320                    $194,000
  William N. Searcy, Jr.(2)                $337                    $200,000
  Jean Gleason Stromberg(2)              $318                    $189,000
  Robert H. Wadsworth                       $0                     $245,250

(1) The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2) Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the Board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Fund's direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox,
    $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel,
    $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(3) Includes $50,000 in annual retainer fees received by Ms. Driscoll as
    Chairperson of certain DWS funds.

(4) Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain
    DWS funds.

(5) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago
    Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche
    Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The
    D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Board Member in the Fund and DWS fund complex as of June 30, 2008.

                                                                 Aggregate Dollar Range of
                               Dollar Range of Beneficial    Ownership in all Funds Overseen by
                                        Ownership                       Board Member
Board Member                    in DWS Equity Income Fund        in the DWS Fund Complex(1)
------------                    -------------------------        --------------------------

Independent Board Member:
-------------------------
John W. Ballantine                        None                            Over $100,000
Henry P. Becton, Jr.                      None                            Over $100,000
Dawn-Marie Driscoll                   $1 - $10,000                        Over $100,000
Keith R. Fox                              None                            Over $100,000
Paul K. Freeman                           None                            Over $100,000
Kenneth C. Froewiss                       None                            Over $100,000
Richard J. Herring                        None                            Over $100,000
William McClayton                         None                            Over $100,000
Rebecca W. Rimel                          None                            Over $100,000
William N. Searcy, Jr.                    None                            Over $100,000
Jean Gleason Stromberg                    None                            Over $100,000
Robert H. Wadsworth                       None                            Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                            None                            Over $100,000

(1)  Securities  beneficially owned as defined under the 1934 Act include direct and/or indirect  ownership of securities where the Board Member's  economic interest is tied to the  securities,  employment  ownership and  securities when the Board Member can exert voting power, and when the Board Member has authority to sell the securities.  The dollar ranges are: None, $1-$10,000,
     $10,001-$50,000, $50,001-$100,000 and over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. Immediate family members can be a spouse, children residing in the same household including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                   Value of        Percent of
                                   Owner and                                     Securities on     Class on an
Independent                     Relationship to                     Title of     an Aggregate       Aggregate
Board Member                      Board Member         Company        Class          Basis            Basis
------------                      ------------         -------        -----          -----            -----
John W. Ballantine                                      None
Henry P. Becton, Jr.                                    None
Dawn-Marie Driscoll                                     None
Keith R. Fox                                            None
Paul K. Freeman                                         None
Kenneth C. Froewiss                                     None
Richard J. Herring                                      None
William McClayton                                       None
Rebecca W. Rimel                                        None
William N. Searcy, Jr.                                  None
Jean Gleason Stromberg                                  None
Robert H. Wadsworth                                     None

Securities Beneficially Owned

As of November 7, 2008 the Board Members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.

To the best of the Fund's knowledge, as of November 7, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Equity Income Fund

Name and Address of Investor Ownership              Shares                % of Total Shares
CITIGROUP GLOBAL MARKETS INC                      439,746.88              12.05% of Class A
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                    201,930.67              5.53% of Class A
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6S9
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                      196,337.21              14.5% of Class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                     87,272.49              6.45% of Class B
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6T0
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF                    272,005.66               13% of Class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9H6T1
JACKSONVILLE FL  32246-6484

MORGAN STANLEY & CO.                              121,095.86              5.79% of Class C
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ  07311

LPL FINANCIAL                                      57,318.08        97.52% of Institutional Class
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
SAN DIEGO CA  92150-9046

DWS TRUST COMPANY                                  22,225.29              6.38% of Class S
CUST FOR THE IRA ROLLOVER OF
GLEN L LASLEY
EDWARDS CA  93523-3430

STANLEY H PEAVY JR                                 19,286.60              5.54% of Class S
GRAHAM TX  76450-3016

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected
Funds, all) of the Independent Trustees of the Affected Funds, against certain liabilities the Independent Trustees may incur from the matters alleged in any
Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any
Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the
Independent Trustees ultimately would not be entitled to indemnification or (2)
for any liability of the Independent Trustees to the Affected Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Affected
Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent
Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                               FUND ORGANIZATION

Organizational Description

DWS Equity Income Fund is a series of DWS Value Equity Trust, formerly Value
Equity Trust and formerly Scudder Equity Trust, a Massachusetts business trust established under a Declaration of Trust dated October 16, 1985, as amended. The
Trust's predecessor was organized in 1966 as a Delaware corporation under the name "Scudder Duo-Vest Inc." as a closed-end, diversified dual-purpose investment company. Effective April 1, 1982, its original dual-purpose nature was terminated and it became an open-end investment company with only one class of shares outstanding. At a Special Meeting of Shareholders held May 18, 1982, the shareholders voted to amend the investment objective to seek to maximize long-term growth of capital and to change the name of the corporation to
"Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF,
Inc. was changed from March 31 to September 30 by action of its Directors on May
18, 1982. Effective as of September 30, 1982, Scudder Special Fund, Inc. was
merged into SCGF, Inc. In October 1985, the Fund's form of organization was changed to a Massachusetts business trust upon approval of the shareholders. The
Trust is currently divided into two series: DWS Enhanced S&p 500 Index Fund and
DWS Equity Income Fund. The Fund is currently divided into five classes of shares: Class A, Class B, Class C, Class S and Institutional Class.

The Trust is a Massachusetts business trust organized under the laws of
Massachusetts and is governed by an Amended and Restated Declaration of Trust that was approved by shareholders in 2006, as may be further amended from time to time (the "Declaration of Trust"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as described in the SAI and the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters to the extent and as provided in the
Declaration of Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the termination of the Trust or a Fund; (c) an amendment of the Declaration of Trust; (d) to the same extent as stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the
Shareholders; (e) a merger, consolidation or sale of assets; (f) the adoption of an investment advisory or management contract; (g) the incorporation of the
Trust or any series; (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act;] and (i) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC, or as the Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the Trust's By-laws. The By-laws currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board of Trustees may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The
Board of Trustees, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c)
upon a shareholder's failure to provide sufficient identification to permit the
Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board of Trustees determines
(or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Trust. The Declaration of Trust also authorizes the Board of
Trustees to terminate a Fund or any class without shareholder approval, and the
Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or property of the series, in cash or in kind or partly each, to the shareholders of the
Trust or the series involved, ratably according to the number of shares of the
Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a
Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund may be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

                            PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Advisor votes proxies pursuant to the proxy voting policy and guidelines set forth in Appendix A to this SAI).

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments of DWS Equity
Income Fund, together with the Report of Independent Registered Public
Accounting Firm, Financial Highlights and notes to financial statements in the
Annual Report to the Shareholders of the Fund dated July 31, 2008, are incorporated herein by reference and are hereby deemed to be a part of this
Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP  number the Fund -- Class S is 23338K860.

The   Fund  has  a  fiscal year  end of July 31.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington,
D.C.

                      APPENDIX A -- PROXY VOTING GUIDELINES

       Deutsche Asset Management ("AM") Proxy Voting Policy and Guidelines

I.       INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These
guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.      AM'S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM's advisory clients.(1) As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have
ISS vote their proxies in accordance with Taft Hartley voting Guidelines

------------------

(1)      For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Clients may in certain instances contract with their custodial agent and notify
AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.     POLICIES

1.       Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.       The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i)      adopting, monitoring and updating guidelines, attached as Exhibit A
         (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)     voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of
         AM's clients; and

(iii)    monitoring the Proxy Vendor Oversight's proxy voting activities (see below).

AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.

3.       Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The
Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see
"Recordkeeping" below), if so required by relevant law.

IV.      PROCEDURES

The key aspects of AM's proxy voting process are as follows:

1.       The GPVSC's Proxy Voting Guidelines

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.
Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask
GPVSC members whether anyone outside of the AM organization (but within Deutsche
Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end
(and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms
(i.e. liquidity, fees, etc.) or investment structure. In such event, the
Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.       Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.(2)

---------------------------

(2)      The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.

3.       Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

o        Neither the Guidelines nor specific client instructions cover an issue;

o        ISS does not make a recommendation on the issue;

o        The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management
         Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s)
associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.
The reasons for not voting any proxy shall be documented.

4.       Conflict of Interest Procedures

A.       Procedures to Address Conflicts of Interest and Improper Influence
         ------------------------------------------------------------------

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,(3) the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients.(4)

-----------------------

(3)      As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

(4)      The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the
Proxy Vendor Oversight are structured to be independent from other parts of
Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy
Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and
Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche
Bank outside of the Private Client and Asset Management division ("PCAM")
regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the "Conflicts of
Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of
Interest Management Sub-Committee. The Conflicts of Interest Management
Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of
Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest
Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee
may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of
Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management
Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management
Sub-Committee will document its findings and conclusions. If the Conflicts of
Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest
Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the
GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy
Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor
Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a
GPVSC member or any other person participating or providing information to the
GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of
Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management
Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the
GPVSC or any member thereof knows, or if the Conflicts of Interest Management
Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining
GPVSC members will determine how to vote the proxy in accordance with these
Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.       Investment Companies and Affiliated Public Companies
         ----------------------------------------------------

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs
AM to vote differently on a specific proxy or specific categories of proxies.
However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo"
voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

C.       Other Procedures That Limit Conflicts of Interest
         -------------------------------------------------

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

o        Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from
         CIB, and information barriers between AM and other affiliates.
         Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any
         Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of
Professional Conduct, the Deutsche Bank Americas Confidential and Inside
Information Policy, the Deutsche Asset Management Code of Ethics, the
Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code
of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.       RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

o        AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o        The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

         --       The proxy statement (and any additional solicitation
                  materials) and relevant portions of annual statements.
         --       Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
         --       Analyst worksheets created for stock option plan and share increase analyses.
         --       Proxy Edge print-screen of actual vote election.

o        AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and
         will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

o        The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

o        With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

         --       The name of the issuer of the portfolio security;
         --       The exchange ticker symbol of the portfolio security (if
                  symbol is available through reasonably practicable means);
         --       The Council on Uniform Securities Identification Procedures
                  number for the portfolio security (if the number is available through reasonably practicable means);
         --       The shareholder meeting date;
         --       A brief identification of the matter voted on;
         --       Whether the matter was proposed by the issuer or by a security holder;
         --       Whether the company cast its vote on the matter;
         --       How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
                  and
         --       Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records
Management Policy.

With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.      THE GPVSC'S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The
GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                  Attachment A - Global Proxy Voting Guidelines

   I     Board Of Directors And Executives

         A        Election Of Directors

         B        Classified Boards Of Directors

         C        Board And Committee Independence

         D        Liability And Indemnification Of Directors

         E        Qualifications Of Directors

         F        Removal Of Directors And Filling Of Vacancies

         G        Proposals To Fix The Size Of The Board

         H        Proposals to Restrict Chief Executive Officer's Service on
                  Multiple Boards

         I        Proposals to Restrict Supervisory Board Members Service on
                  Multiple Boards

         J        Proposals to Establish Audit Committees

   II    Capital Structure

         A        Authorization Of Additional Shares

         B        Authorization Of "Blank Check" Preferred Stock

         C        Stock Splits/Reverse Stock Splits

         D        Dual Class/Supervoting Stock

         E        Large Block Issuance

         F        Recapitalization Into A Single Class Of Stock

         G        Share Repurchases

         H        Reductions In Par Value

   III   Corporate Governance Issues

         A        Confidential Voting

         B        Cumulative Voting

         C        Supermajority Voting Requirements

         D        Shareholder Right To Vote

   IV    Compensation

         A        Establishment of a Remuneration Committee

         B        Executive And Director Stock Option Plans

         C        Employee Stock Option/Purchase Plans

         D        Golden Parachutes

         E        Proposals To Limit Benefits Or Executive Compensation

         F        Option Expensing

         G        Management board election and motion

         H        Remuneration (variable pay)

         I        Long-term incentive plans

         J        Shareholder Proposals Concerning "Pay For Superior
                  Performance"

         K        Executive Compensation Advisory

   V     Anti-Takeover Related Issues

         A        Shareholder Rights Plans ("Poison Pills")

         B        Reincorporation

         C        Fair-Price Proposals

         D        Exemption From State Takeover Laws

         E        Non-Financial Effects Of Takeover Bids

   VI    Mergers & Acquisitions

   VII   Social & Political Issues

         A        Labor & Human Rights

         B        Diversity & Equality

         C        Health & Safety

         D        Government/Military

         E        Tobacco

   VIII  Environmental Issues

   IX    Miscellaneous Items

         A        Ratification Of Auditors

         B        Limitation Of Non-Audit Services Provided By Independent
                  Auditor

         C        Audit Firm Rotation

         D        Transaction Of Other Business

         E        Motions To Adjourn The Meeting

         F        Bundled Proposals

         G        Change Of Company Name

         H        Proposals Related To The Annual Meeting

         I        Reimbursement Of Expenses Incurred From Candidate Nomination

         J        Investment Company Proxies

         K        International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.       Board of Directors and Executives

A.       Election of Directors

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the
Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting
Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.       Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.       Board and Committee Independence

AM policy is to vote:

1.       "For" proposals that require that a certain percentage (majority up to
         66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.       "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.       "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.       "For" separation of the Chairman and CEO positions.

5.       "Against" proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as `independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.       Liability and Indemnification of Directors

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.       Qualifications of Directors

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.       Removal of Directors and Filling of Vacancies

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.       Proposals to Fix the Size of the Board

AM policy is to vote:

1.       "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.       "Against" proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.       Proposals to Restrict Chief Executive Officer's Service on Multiple
         Boards

AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.       Proposals to Restrict Supervisory Board Members Service on Multiple
         Boards (For FFT Securities)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders'
interests are represented adequately.

Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.       Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote "for" proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.      Capital Structure

A.       Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.       Authorization of "Blank Check" Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.       "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.       "For" proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.       Stock Splits/Reverse Stock Splits

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for"
a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders.
Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.       Dual Class/Supervoting Stock

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.       Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy
Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.       Recapitalization into a Single Class of Stock

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.       Share Repurchases

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.       Reductions in Par Value

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.     Corporate Governance Issues

A.       Confidential Voting

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.
This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.       Cumulative Voting (For U.S. Securities)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest.
Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:

a)       The company has a five year return on investment greater than the relevant industry index,

b)       All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)       No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation;
however, the presence of other safeguards may make their use unnecessary.

C.       Supermajority Voting Requirements

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.       Shareholder Right to Vote

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.      Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.       Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.       Executive and Director Stock Option Plans

AM policy is to vote "for" stock option plans that meet the following criteria:

(1)      The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)      The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)      The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)      The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation.
Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.       Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.       Golden Parachutes

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.       Proposals to Limit Benefits or Executive Compensation

AM policy is to vote "against"

1.       Proposals to limit benefits, pensions or compensation and

2.       Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange
         Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.       Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the
Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost"
compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.        Management board election and motion (For FFT Securities)

AM policy is to vote "against":

o        the election of board members with positions on either remuneration or audit committees;

o        the election of supervisory board members with too many supervisory board mandates;

o        "automatic" election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations
- accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.       Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote "for" remuneration for Supervisory Board that is at least
50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.       Long-term incentive plans (For FFT Securities)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

o        directly align the interests of members of management boards with those of shareholders;

o        establish challenging performance criteria to reward only above average performance;

o        measure performance by total shareholder return in relation to the market or a range of comparable companies;

o        are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;

o        do not allow a repricing of the exercise price in stock option plans.

J.       Shareholder Proposals Concerning "Pay for Superior Performance"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in
AM's Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.

K.       Executive Compensation Advisory

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives.
This might allow shareholders to require approval for all levels of management's compensation.

V.       Anti-Takeover Related Issues

A.       Shareholder Rights Plans ("Poison Pills")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote
"against" the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.       Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2)
differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.       Fair-Price Proposals

AM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.       Exemption from state takeover laws

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.       Non-financial Effects of Takeover Bids

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to
AM's stated purpose of acting in its client's best economic interest.

VI.      Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions
(i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.

VII.     Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.       Labor & Human Rights

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.       Diversity & Equality

1.       AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.       AM policy is also to vote "against" proposals to adopt the Mac Bride
         Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.       Health & Safety

1.       AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2.       AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.       Government/Military

1.       AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.       AM policy is to vote "against" shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.       AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.       Tobacco

1.       AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.       Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.    Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.      Miscellaneous Items

A.       Ratification of Auditors

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.

B.       Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit
Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.       Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.       Transaction of Other Business

AM policy is to vote against "transaction of other business" proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals.
This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.       Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.       Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G.       Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.       Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.       Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.       Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote
"for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a
AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end)
investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF")
issuers that have received exemptive orders from the U.S. Securities and
Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company
Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.

K.       International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

 APPENDIX B -- RATINGS OF INVESTMENTS

The following is a description of (a) the ratings given by S&p and Moody's to corporate bonds, (b) Fitch long-term and short-term debt ratings, (c) S&p and
Moody's commercial paper rating and (d) Moody's and S&p Municipal note ratings.

Ratings of Corporate Bonds

S&p: Debt rated AAA has the highest rating assigned by S&p. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.
Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&p believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class. Bonds which are rated
B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default.  The ratings of  obligations  in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD" obligations have the highest potential for recovery, around  90%-100% of  outstanding  amounts and accrued  interest.  "DD" indicates potential  recoveries  in the  range of  50%-90%,  and "D" the  lowest  recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&p") has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of
"high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&p: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch:  The highest ratings for state and municipal  short-term  obligations are
"F-1+," "F-1," and "F-2."

</pre>

NOVEMBER 30, 2008

Annual Report to Shareholders

DWS Large Cap Value Fund

Contents

2	Performance Summary

6	Information About Your Fund’s Expenses

7	Portfolio Management Review

10	Portfolio Summary

12	Investment Portfolio

15	Financial Statements

18	Financial Highlights

22	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

29	Tax Information

30	Investment Management Agreement Approval

33	Summary of Management Fee Evaluation by Independent Fee Consultant

36	Summary of Administrative Fee Evaluation by Independent Fee Consultant

37	Directors and Officers

39	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.00%, 1.83%, 1.74% and 0.58% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/08

DWS Large Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	-34.81%	-6.03%	-.39%	1.00%
Class B	-35.43%	-6.85%	-1.23%	.16%
Class C	-35.29%	-6.71%	-1.13%	.21%
Russell 1000® Value Index+	-38.32%	-8.56%	.13%	1.56%
S&P 500® Index++	-38.09%	-8.67%	-1.39%	-.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Average Annual Total Returns as of 11/30/08

DWS Large Cap Value Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	-34.52%	-5.63%	0.00%	2.46%
Russell 1000 Value Index+	-38.32%	-8.56%	.13%	.56%
S&P 500 Index++	-38.09%	-8.67%	-1.39%	-3.61%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
11/30/08	$13.09	$13.11	$13.10	$13.12
11/30/07	$24.51	$24.54	$24.52	$24.56
Distribution Information:
Twelve Months as of 11/30/08:
Income Dividends	$.28	$.10	$.13	$.37
Capital Gain Distributions	$4.16	$4.16	$4.16	$4.16

Class A Lipper Rankings — Large-Cap Value Funds Category as of 11/30/08

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	51	of	593	9
3-Year	57	of	518	11
5-Year	149	of	431	35
10-Year	71	of	187	38

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[    ] DWS Large Cap Value Fund — Class A

[    ] Russell 1000 Value Index+

[    ] S&P 500 Index++

Yearly periods ended November 30

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/08

DWS Large Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,144	$7,820	$9,242	$10,411
	Average annual total return	-38.56%	-7.87%	-1.56%	.40%
Class B	Growth of $10,000	$6,297	$7,969	$9,336	$10,161
	Average annual total return	-37.03%	-7.29%	-1.37%	.16%
Class C	Growth of $10,000	$6,471	$8,118	$9,449	$10,213
	Average annual total return	-35.29%	-6.71%	-1.13%	.21%
Russell 1000 Value Index+	Growth of $10,000	$6,168	$7,647	$10,064	$11,678
	Average annual total return	-38.32%	-8.56%	.13%	1.56%
S&P 500 Index++	Growth of $10,000	$6,191	$7,618	$9,323	$9,105
	Average annual total return	-38.09%	-8.67%	-1.39%	-.93%

The growth of $10,000 is cumulative.

+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++

The Standard & Poor’s (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment

[    ] DWS Large Cap Value Fund — Institutional Class

[    ] Russell 1000 Value Index+

[    ] S&P 500 Index++

Yearly periods ended November 30

Comparative Results as of 11/30/08

DWS Large Cap Value Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$654,800	$840,400	$1,000,100	$1,229,200
	Average annual total return	-34.52%	-5.63%	0.00%	2.46%
Russell 1000 Value Index+	Growth of $1,000,000	$616,800	$764,700	$1,006,400	$1,048,300
	Average annual total return	-38.32%	-8.56%	.13%	.56%
S&P 500 Index++	Growth of $1,000,000	$619,100	$761,800	$932,300	$731,900
	Average annual total return	-38.09%	-8.67%	-1.39%	-3.61%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

*	Institutional Class shares commenced operations on June 1, 2000. Index returns began on May 31, 2000.
+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++

The Standard & Poor’s (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund’s Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund’s most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 0.67% for Class S shares. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/08

DWS Large Cap Value Fund	1-Year	3-Year	Life of Class*
Class S	-34.61%	-5.73%	-3.35%
Russell 1000 Value Index+	-38.32%	-8.56%	-5.13%
S&P 500 Index++	-38.09%	-8.67%	-5.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

*	Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information

Class S
Net Asset Value:
11/30/08	$13.09
11/30/07	$24.52
Distribution Information:
Twelve Months as of 11/30/08:
Income Dividends	$.35
Capital Gain Distributions	$4.16

Class S Lipper Rankings — Large-Cap Value Funds Category as of 11/30/08

Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	43	of	593	8
3-Year	42	of	518	8

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

[    ] DWS Large Cap Value Fund — Class S

[    ] Russell 1000 Value Index+

[    ] S&P 500 Index++

Comparative Results as of 11/30/08

DWS Large Cap Value Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$6,539	$8,378	$8,741
	Average annual total return	-34.61%	-5.73%	-3.35%
Russell 1000 Value Index+	Growth of $10,000	$6,168	$7,647	$8,137
	Average annual total return	-38.32%	-8.56%	-5.13%
S&P 500 Index++	Growth of $10,000	$6,191	$7,618	$7,989
	Average annual total return	-38.09%	-8.67%	-5.57%

The growth of $10,000 is cumulative.

*	Class S commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+	The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.
++

The Standard & Poor’s (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2008 to November 30, 2008).

The tables illustrate your Fund’s expenses in two ways:

•

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2008

Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/08	$625.80	$622.40	$623.60	$626.60	$627.20
Expenses Paid per $1,000*	$4.11	$7.42	$7.14	$2.85	$2.40

Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/08	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/08	$1,019.95	$1,015.85	$1,016.20	$1,021.50	$1,022.05
Expenses Paid per $1,000*	$5.10	$9.22	$8.87	$3.54	$2.98

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Large Cap Value Fund	1.01%	1.83%	1.76%	.70%	.59%

For more information, please refer to the Fund’s prospectus.

Portfolio Management Review

DWS Large Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for DWS Large Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Thomas Schuessler, PhD

Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

•	US and Global Fund Management: Frankfurt.

•	Joined the fund in 2007.

•	PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

In the following interview, the portfolio manager discusses the market environment and performance of DWS Large Cap Value Fund for the 12-month period ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How would you describe the market environment over the last year?

A: In the mid-year report for this fund, we described the six-month period ended May 31, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the US but throughout the world. Credit markets have become so intolerant of risk that they are essentially frozen. Economic activity is contracting as a result of the credit crunch. The US government has taken unprecedented actions to support weakened financial institutions, but both bond and equity markets remain very weak.

This was the worst period for the US stock market since the early 1930s, and essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a negative return of -38.86% for the 12 months ended November 30, 2008.1 The difference between performance of growth and value stocks was not great: the return of the Russell 1000® Growth Index was -39.75%, compared with -38.32% for the Russell 1000® Value Index.2 Within the Russell 1000 Value Index, which serves as this fund’s benchmark, all 10 industry sectors had negative returns; the weakest sector was financials, which, along with materials and information technology, was down more than 40%. The strongest sector was health care, still down more than 25%.

Q: How did the fund perform during this period?

A: For the 12 months ended November 30, 2008, DWS Large Cap Value Fund’s Class A shares posted a return of -34.81%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) This return was above that of the fund’s benchmark, the Russell 1000 Value Index, which had a negative return of -38.32%. The average return of the fund’s peer group of Lipper Large-Cap Value funds for the 12-month period was -39.16%.3

[1]

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

[2]

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, while the Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[3]

Lipper Large-Cap Value funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What are the major strategies used in managing the fund?

A: The fund seeks long-term capital appreciation, with current income as a secondary objective. Under normal circumstances, the fund invests at least 80% of assets in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of November 30, 2008, the Russell 1000 Value Index had a median market capitalization of $2.7 billion, down from $5.1 billion six months earlier) and that we believe are undervalued. These are typically companies that have sound and viable business models, but are temporarily out of favor. Although the fund can invest in stocks of any economic sector, at times it may emphasize certain sectors. In fact, it may invest more than 25% of total assets in a single sector. As of November 30, 2008, most positions represent between 1% and 2% of assets, and the largest position as of November 30, 2008, is approximately 3%. However, these percentages could change substantially at any time. The fund may invest up to 20% of total assets in foreign securities.

We begin by screening for stocks whose price-to-earnings ratios are below the average for the Standard & Poor’s 500® (S&P 500) Index.4 We then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. We will normally sell a stock when we believe the stock’s price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Q: What decisions had the greatest impact on the fund’s performance?

A: The major factor in the fund’s outperformance relative to the benchmark was a significant underweight in the financial sector throughout the year,5 together with stock selection, which enabled us to avoid all of the numerous bankruptcies and government rescues occurring over the course of the year, including Fannie Mae, Freddie Mac, American International Group, Inc., Lehman Brothers Holdings, Inc. and Washington Mutual, Inc., just to name a few. In contrast, we focused on financial companies that were least affected by the credit crisis and, in our opinion, stand ready to even benefit from the fallout, like the property and casualty insurance and reinsurance sector. One of the fund’s largest positions in this sector, ACE Ltd., a global commercial insurer, actually performed reasonably well, down just 11%.

[4]

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[5]	“Overweight” means the fund holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the fund holds a lower weighting.

Also positive was the fund’s positioning in the consumer discretionary sector. Based on profound concern about consumer spending in the wake of a collapsing housing market and overly leveraged private household balance sheets, we have maintained an underweight position in this sector since more than a year ago. In this sector, McDonald’s Corp. was one of the best performing of the fund’s holdings. We had initially bought this stock because we correctly anticipated that consumers were likely to trade down from more expensive restaurants, and only sold it recently after strong outperformance as its valuation became too rich. Also positive was a position in Genuine Parts Co., a distributor of replacement automotive parts. This stock has benefited from the need for repairs to an aging fleet of automobiles, as consumers are keeping their cars longer, rather than replacing them.

An overweight position in the utilities sector also contributed to relative performance. Holdings in this sector are concentrated in regulated utilities such as PG&E Corp., FirstEnergy Corp. and Duke Energy Corp. Due to the regulated nature of their revenues, these stocks have exhibited less earnings volatility than many others, and they also have offered attractive dividend yields.

The fund’s positioning in the energy sector detracted from performance relative to the benchmark. At one time, the fund’s weight in this sector was as high as 30%. As we already mentioned, there were some signs of an overheating in commodity prices but we never had any evidence of this being reflected in related stock prices, because energy stocks did not exhibit the massive run-up seen in the prices of some commodity stocks. In contrast, valuations of energy stocks actually contracted with rising prices and were cheap relative to the market and their own history. However, we underestimated the amounts of leveraged hedge fund money that had been allocated to this sector, which led to a massive sell-off once oil prices collapsed and credit to hedge funds was choked off. Accordingly, several of the fund’s holdings that previously benefited from high oil prices dropped sharply. These include Suncor Energy, Inc., an integrated energy company focused on developing Canada’s oil sands; Halliburton Co., an oil field services company; and Transocean Inc., which provides contract offshore drilling services. Also in the energy sector, the fund was underweight relative to the benchmark in ExxonMobil Corp., which performed relatively well. Although we still believe that oil prices will move up again once the economic picture improves, we must acknowledge that the profitability of many previously attractive projects is in question at current levels. Since momentum remains negative and we do not anticipate solid near-term improvement in the economic environment, we have reduced the weight of energy stocks close to the benchmark weight of 16% to 17%.

Also negative were several positions in the materials sector, as commodity prices dropped in response to slowing worldwide economies and exhibited the same technical selling pressure as energy stocks on top of the slowing business fundamentals. Materials positions that performed poorly include Air Products & Chemicals, Inc., a supplier of specialty gases and other industrial products, and Agrium Inc., a global producer and marketer of agricultural products, which have been sold.

Q: What is your current outlook, and how is the fund positioned?

A: There are many reasons to believe that negative economic trends will continue for some time. Continuing deterioration in the housing market, rising unemployment, highly levered consumer balance sheets, tight credit supply and slowing demand for exports are only a few of them. Moreover, in recent times the current situation in the US has been compared to the 1990s in Japan, which was essentially a decade of no real growth. We consider a similar situation in the US to be extremely unlikely, as we see that the US government and central bank are highly committed to avoiding the fiscal and monetary policy errors made by the Japanese in the 1990s. In contrast, they are taking the right action much more quickly and aggressively than their Japanese counterparts did. The massive increase in money supply combined with lower interest rates will likely serve to restimulate credit markets, and ultimately the US economy, with some natural time lag. Consequently we expect economic growth to resume some time next year, although definitely at a more modest pace than in the late 1990s and early 2000s.

Although we are not highly optimistic regarding near-term trends, we believe that the current depressed stock prices offer value opportunities not seen in decades. Market valuations have approached levels last seen in the early 1980s, when interest rates were substantially higher. Rolling 10-year stock market returns are now running at the rare extreme of below zero. Corporate as well as consumer sentiment are at the lowest levels since World War II and, more importantly, investor pessimism has grown substantially. It could still get worse, but preconditions for higher returns in the future are certainly better today than a year ago. And while the fiscal year that just ended, particularly the last six months, marked a period when classic value factors did not work well for stock selection, we believe that the economic and stock market downturn we experienced this year — as painful as it was — has very likely set the stage for a new value market in the future. We have great confidence in our investment philosophy.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)

	11/30/08	11/30/07
Common Stocks	98%	91%
Cash Equivalents	2%	9%
	100%	100%

Sector Diversification (As a % of Common Stocks)

	11/30/08	11/30/07
Energy	20%	24%
Health Care	15%	9%
Financials	15%	18%
Utilities	12%	13%
Consumer Staples	10%	9%
Industrials	8%	7%
Information Technology	6%	6%
Telecommunication Services	6%	4%
Materials	4%	7%
Consumer Discretionary	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2008 (22.3% of Net Assets)

1. ExxonMobil Corp. Explorer and producer of oil and gas	3.1%
2. AT&T, Inc. Provider of communications services	2.8%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	2.5%
4. FirstEnergy Corp. Operator of electric utility business	2.2%
5. PG&E Corp. Provider of electric and gas utilities	2.2%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	2.1%
7. Becton, Dickinson & Co. Provider of health care equipment and supplies	1.9%
8. Teva Pharmaceutical Industries Ltd. Producer of pharmaceutical and veterinary products	1.9%
9. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.8%
10. Philip Morris International, Inc. Seller and distributor of tobacco products	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund’s investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. A complete list of the fund’s portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008

	Shares	Value ($)
Common Stocks 98.3%
Consumer Discretionary 4.2%
Distributors 1.7%
Genuine Parts Co.	544,053	21,299,675
Hotels Restaurants & Leisure 1.0%
Carnival Corp. (Unit)	598,925	12,577,425
Household Durables 0.4%
Pulte Homes, Inc.	502,594	5,352,626
Specialty Retail 1.1%
Lowe’s Companies, Inc.	710,363	14,676,100

Consumer Staples 10.1%
Beverages 2.0%
Dr. Pepper Snapple Group, Inc.* (a)	788,989	12,734,283
PepsiCo, Inc.	244,079	13,839,279
		26,573,562
Food & Staples Retailing 1.7%
CVS Caremark Corp.	753,546	21,800,086
Food Products 2.8%
General Mills, Inc.	213,356	13,477,698
Kraft Foods, Inc. “A”	826,336	22,484,603
		35,962,301
Tobacco 3.6%
Altria Group, Inc.	1,443,779	23,215,966
Philip Morris International, Inc.	545,511	22,998,744
		46,214,710

Energy 19.4%
Energy Equipment & Services 4.3%
ENSCO International, Inc. (a)	395,144	12,806,617
Halliburton Co.	870,612	15,322,771
National-Oilwell Varco, Inc.*	250,000	7,072,500
Noble Corp.	322,334	8,635,328
Transocean, Inc.* (a)	176,668	11,815,556
		55,652,772
Oil, Gas & Consumable Fuels 15.1%
Chevron Corp.	413,301	32,654,912
ConocoPhillips	430,198	22,593,999
Devon Energy Corp.	278,618	20,155,226
ExxonMobil Corp.	498,337	39,941,711
Marathon Oil Corp.	499,028	13,064,553
Nexen, Inc. (a)	751,733	14,538,516
Noble Energy, Inc.	341,214	17,838,668
Occidental Petroleum Corp.	323,760	17,528,366
Suncor Energy, Inc.	767,836	16,462,404
		194,778,355

Financials 14.5%
Capital Markets 1.5%
Affiliated Managers Group, Inc.*	105,846	2,963,688
Eaton Vance Corp.	242,438	4,635,414
Jefferies Group, Inc. (a)	373,013	4,640,282
TD Ameritrade Holding Corp.*	507,979	6,756,121
		18,995,505
Commercial Banks 3.1%
Canadian Imperial Bank of Commerce (a)	358,843	13,417,140
PNC Financial Services Group, Inc.	94,216	4,971,778
Synovus Financial Corp. (a)	538,282	4,478,506
Wells Fargo & Co. (a)	602,211	17,397,876
		40,265,300
Consumer Finance 0.5%
Capital One Financial Corp. (a)	175,739	6,047,179
Diversified Financial Services 3.7%
Bank of America Corp.	876,852	14,248,845
JPMorgan Chase & Co.	722,626	22,878,339
NYSE Euronext (a)	452,974	10,785,311
		47,912,495
Insurance 5.2%
ACE Ltd. (a)	347,129	18,137,490
Alleghany Corp.*	22,530	5,970,450
Aon Corp.	159,086	7,206,596
Arthur J. Gallagher & Co.	327,159	8,113,543
Fidelity National Financial, Inc. “A” (a)	588,473	7,255,872
MetLife, Inc.	171,247	4,925,064
Odyssey Re Holdings Corp.	187,884	8,452,901
PartnerRe Ltd. (a)	97,538	6,823,759
Reinsurance Group of America, Inc.	2	81
		66,885,756
Thrifts & Mortgage Finance 0.5%
Capitol Federal Financial (a)	155,652	6,657,236

Health Care 15.0%
Health Care Equipment & Supplies 3.2%
Baxter International, Inc.	329,711	17,441,712
Becton, Dickinson & Co.	385,802	24,510,001
		41,951,713
Health Care Providers & Services 2.2%
Medco Health Solutions, Inc.* (a)	348,656	14,643,552
WellPoint, Inc.*	371,795	13,235,902
		27,879,454
Life Sciences Tools & Services 1.2%
Thermo Fisher Scientific, Inc.* (a)	417,474	14,895,472
Pharmaceuticals 8.4%
Abbott Laboratories	370,717	19,421,864
Merck & Co., Inc.	694,604	18,559,819
Pfizer, Inc.	1,679,618	27,596,124
Teva Pharmaceutical Industries Ltd. (ADR) (a)	561,353	24,222,382
Wyeth	527,254	18,986,416
		108,786,605

Industrials 7.7%
Aerospace & Defense 2.8%
Honeywell International, Inc.	696,420	19,402,261
United Technologies Corp.	358,126	17,379,855
		36,782,116
Electrical Equipment 1.3%
Emerson Electric Co.	451,857	16,217,148
Industrial Conglomerates 0.8%
General Electric Co.	567,066	9,736,523
Machinery 2.8%
Dover Corp.	564,079	16,826,477
Parker Hannifin Corp.	469,068	19,269,313
		36,095,790

Information Technology 5.8%
Communications Equipment 2.3%
Brocade Communications Systems, Inc.*	3,438,228	11,071,094
Nokia Oyj (ADR) (a)	1,300,982	18,434,915
		29,506,009
Semiconductors & Semiconductor Equipment 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,657,741	19,002,848
Software 2.0%
Microsoft Corp.	771,827	15,606,342
Oracle Corp.* (a)	682,485	10,981,184
		26,587,526

Materials 4.4%
Chemicals 2.9%
Air Products & Chemicals, Inc.	359,227	17,156,681
Praxair, Inc.	335,241	19,795,981
		36,952,662
Containers & Packaging 1.5%
Sonoco Products Co.	763,189	19,156,044

Telecommunication Services 5.6%
Diversified Telecommunication Services
AT&T, Inc.	1,255,375	35,853,510
BCE, Inc. (a)	1,049,403	20,767,685
Verizon Communications, Inc.	476,677	15,563,504
		72,184,699

Utilities 11.6%
Electric Utilities 9.4%
Allegheny Energy, Inc.	618,439	21,799,975
Duke Energy Corp. (a)	1,348,818	20,987,608
Entergy Corp.	143,294	12,194,320
Exelon Corp.	354,200	19,909,582
FirstEnergy Corp.	486,991	28,527,933
FPL Group, Inc.	372,278	18,152,275
		121,571,693
Multi-Utilities 2.2%
PG&E Corp. (a)	741,132	28,192,661
Total Common Stocks (Cost $1,513,336,480)		1,267,150,046

Securities Lending Collateral 9.4%
Daily Assets Fund Institutional, 2.31% (b) (c) (Cost $120,680,925)	120,680,925	120,680,925

Cash Equivalents 1.6%
Cash Management QP Trust, 2.01% (b) (Cost $20,148,843)	20,148,843	20,148,843

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,654,166,248)+	109.3	1,407,979,814
Other Assets and Liabilities, Net	(9.3)	(119,236,125)
Net Assets	100.0	1,288,743,689

*	Non-income producing security.
+

The cost for federal income tax purposes was $1,689,375,206. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $281,395,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,697,825 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $331,093,217.

(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2008 amounted to $117,488,946, which is 9.1% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the table below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$1,387,830,971
Level 2	20,148,843
Level 3	—
Total	$1,407,979,814

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008

Assets
Investments:
Investments in securities, at value (cost $1,513,336,480) — including $117,488,946 of securities loaned	$1,267,150,046
Investment in Daily Assets Fund Institutional (cost $120,680,925)*	120,680,925
Investment in Cash Management QP Trust (cost $20,148,843)	20,148,843
Total investments, at value (cost $1,654,166,248)	1,407,979,814
Cash	16,755
Dividends receivable	4,364,678
Interest receivable	160,502
Receivable for Fund shares sold	2,210,796
Other assets	65,217
Total assets	1,414,797,762

Liabilities
Payable upon return of securities loaned	120,680,925
Payable for Fund shares redeemed	3,616,468
Accrued management fee	399,140
Other accrued expenses and payables	1,357,540
Total liabilities	126,054,073
Net assets, at value	$1,288,743,689

Net Assets Consist of
Undistributed net investment income	4,871,351
Net unrealized appreciation (depreciation) on:
Investments	(246,186,434)
Accumulated net realized gain (loss)	(175,727,783)
Paid-in capital	1,705,786,555
Net assets, at value	$1,288,743,689

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2008 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price(a) per share ($290,076,526 ÷ 22,161,887 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$13.09
Maximum offering price per share (100 ÷ 94.25 of $13.09)	$13.89

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,780,545 ÷ 1,280,443 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$13.11

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,541,588 ÷ 1,720,884 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$13.10

Class S

Net Asset Value, offering and redemption price(a) per share ($907,251,322 ÷ 69,310,964 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$13.09

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($52,093,708 ÷ 3,971,856 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$13.12

(a)	Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2008

Investment Income
Income: Dividends (net of foreign taxes withheld of $400,108)	$34,978,770
Interest	8,333
Interest — Cash Management QP Trust	3,119,645
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,111,068
Total Income	39,217,816
Expenses: Management fee	6,860,188
Administration fee	1,624,104
Services to shareholders	2,478,754
Custodian fee	49,911
Distribution and service fees	1,214,553
Professional fees	116,466
Directors’ fees and expenses	141,468
Reports to shareholders and shareholder meeting	476,430
Registration fees	66,369
Other	65,855
Total expenses before expense reductions	13,094,098
Expense reductions	(94,506)
Total expenses after expense reductions	12,999,592
Net investment income (loss)	26,218,224
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(162,263,114)
Foreign currency	(137,378)
Payments by affiliates (see Note G)	69,957
(162,330,535)
Change in net unrealized appreciation (depreciation) on: Investments	(474,160,036)
Foreign currency	189
(474,159,847)
Net gain (loss)	(636,490,382)
Net increase (decrease) in net assets resulting from operations	$(610,272,158)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended November 30,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$26,218,224	$26,844,363
Net realized gain (loss)	(162,330,535)	310,768,489
Change in net unrealized appreciation (depreciation)	(474,159,847)	(127,486,702)
Net increase (decrease) in net assets resulting from operations	(610,272,158)	210,126,150
Distributions to shareholders from:
Net investment income:

Class A	(3,979,773)	(5,115,752)
Class B	(133,095)	(217,487)
Class C	(177,231)	(262,383)
Class S	(21,485,068)	(25,807,324)
Institutional Class	(1,038,309)	(1,055,646)
Net realized gains:

Class A	(51,573,883)	(31,879,304)
Class B	(5,012,420)	(3,230,230)
Class C	(5,465,257)	(3,101,069)
Class S	(238,215,746)	(126,415,439)
Institutional Class	(10,746,931)	(4,667,708)
Total distributions	(337,827,713)	(201,752,342)
Fund share transactions:
Proceeds from shares sold	341,498,821	101,676,976
Net assets acquired in tax-free reorganization	80,480,092	—
Reinvestment of distributions	316,838,726	189,105,276
Cost of shares redeemed	(318,306,999)	(410,331,900)
Redemption fees	23,997	4,005
Net increase (decrease) in net assets from Fund share transactions	420,534,637	(119,545,643)
Increase (decrease) in net assets	(527,565,234)	(111,171,835)
Net assets at beginning of period	1,816,308,923	1,927,480,758
Net assets at end of period (including undistributed net investment income of $4,871,351 and $7,411,379, respectively)	$1,288,743,689	$1,816,308,923

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.51	$24.40	$22.87		$22.15		$19.93
Income (loss) from investment operations:

Net investment income (loss)[a]	.26	.28	.38	[d]	.34		.30
Net realized and unrealized gain (loss)	(7.24)	2.34	2.63		.79		2.16
Total from investment operations	(6.98)	2.62	3.01		1.13		2.46
Less distributions from:

Net investment income	(.28)	(.36)	(.33)		(.41)		(.24)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.44)	(2.51)	(1.48)		(.41)		(.24)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.09	$24.51	$24.40		$22.87		$22.15
Total Return (%)[b]	(34.81)[c]	11.65 [c]	13.98	[d]	5.21	[c]	12.34 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	290	300	363		364		283
Ratio of expenses before expense reductions (%)	1.03	1.00	1.02		1.06		1.32
Ratio of expenses after expense reductions (%)	1.03	.99	1.02		1.05		1.21
Ratio of net investment income (loss) (%)	1.39	1.21	1.65	[d]	1.52		1.39
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*	Amount is less than $.005.

Class B

Years Ended November 30,	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.54	$24.41	$22.88		$22.14		$19.91
Income (loss) from investment operations:

Net investment income (loss)[a]	.10	.09	.18	[d]	.14		.14
Net realized and unrealized gain (loss)	(7.27)	2.34	2.64		.82		2.15
Total from investment operations	(7.17)	2.43	2.82		.96		2.29
Less distributions from:

Net investment income	(.10)	(.15)	(.14)		(.22)		(.06)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.26)	(2.30)	(1.29)		(.22)		(.06)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.11	$24.54	$24.41		$22.88		$22.14
Total Return (%)[b]	(35.43)[c]	10.74 [c]	13.04	[d]	4.30	[c]	11.51 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	30	37		48		50
Ratio of expenses before expense reductions (%)	1.86	1.83	1.89		1.98		2.21
Ratio of expenses after expense reductions (%)	1.86	1.82	1.89		1.90		1.96
Ratio of net investment income (loss) (%)	.56	.38	.78	[d]	.67		.64
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Amount is less than $.005.

Class C

Years Ended November 30,	2008	2007	2006		2005	2004
Selected Per Share Data
Net asset value, beginning of period	$24.52	$24.40	$22.86		$22.13	$19.91
Income (loss) from investment operations:

Net investment income (loss)[a]	.12	.11	.21	[d]	.17	.14
Net realized and unrealized gain (loss)	(7.25)	2.34	2.64		.79	2.15
Total from investment operations	(7.13)	2.45	2.85		.96	2.29
Less distributions from:

Net investment income	(.13)	(.18)	(.16)		(.23)	(.07)
Net realized gains	(4.16)	(2.15)	(1.15)		—	—
Total distributions	(4.29)	(2.33)	(1.31)		(.23)	(.07)
Redemption fees	.00 *	.00 *	.00	*	.00 *	—
Net asset value, end of period	$13.10	$24.52	$24.40		$22.86	$22.13
Total Return (%)[b]	(35.29)[c]	10.86 [c]	13.16	[d]	4.38	11.51 [c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	32	36		42	38
Ratio of expenses before expense reductions (%)	1.79	1.74	1.75		1.81	2.08
Ratio of expenses after expense reductions (%)	1.78	1.73	1.75		1.81	1.96
Ratio of net investment income (loss) (%)	.63	.47	.93	[d]	.76	.64
Portfolio turnover rate (%)	104	86	76		56	39

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charge.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Amount is less than $.005.

Class S

Years Ended November 30,	2008	2007	2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$24.52	$24.40	$22.88		$22.21
Income (loss) from investment operations:

Net investment income (loss)[b]	.32	.36	.45	[d]	.40
Net realized and unrealized gain (loss)	(7.24)	2.35	2.63		.55
Total from investment operations	(6.92)	2.71	3.08		.95
Less distributions from:

Net investment income	(.35)	(.44)	(.41)		(.28)
Net realized gains	(4.16)	(2.15)	(1.15)		—
Total distributions	(4.51)	(2.59)	(1.56)		(.28)
Redemption fees	.00 ***	.00 ***	.00	***	.00	***
Net asset value, end of period	$13.09	$24.52	$24.40		$22.88
Total Return (%)	(34.61)[c]	12.06 [c]	14.33	[d]	4.33	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	907	1,394	1,438		1,483
Ratio of expenses before expense reductions (%)	.72	.67	.71		.68	*
Ratio of expenses after expense reductions (%)	.71	.66	.71		.68	*
Ratio of net investment income (loss) (%)	1.70	1.54	1.96	[d]	1.89	*
Portfolio turnover rate (%)	104	86	.	76	56

[a]	For the period from December 20, 2004 (commencement of operations of Class S shares) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

Institutional Class

Years Ended November 30,	2008	2007	2006		2005		2004
Selected Per Share Data
Net asset value, beginning of period	$24.56	$24.44	$22.91		$22.19		$19.98
Income (loss) from investment operations:

Net investment income (loss)[a]	.34	.38	.46	[c]	.42		.37
Net realized and unrealized gain (loss)	(7.25)	2.35	2.64		.79		2.17
Total from investment operations	(6.91)	2.73	3.10		1.21		2.54
Less distributions from:

Net investment income	(.37)	(.46)	(.42)		(.49)		(.33)
Net realized gains	(4.16)	(2.15)	(1.15)		—		—
Total distributions	(4.53)	(2.61)	(1.57)		(.49)		(.33)
Redemption fees	.00 *	.00 *	.00	*	.00	*	—
Net asset value, end of period	$13.12	$24.56	$24.44		$22.91		$22.19
Total Return (%)	(34.52)[b]	12.13 [b]	14.45	[b,c]	5.64	[b]	12.65 [b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	61	53		35		8
Ratio of expenses before expense reductions (%)	.59	.58	.66		.68		.94
Ratio of expenses after expense reductions (%)	.59	.57	.64		.66		.86
Ratio of net investment income (loss) (%)	1.83	1.63	2.03	[c]	1.91		1.74
Portfolio turnover rate (%)	104	86	76		56		39

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]

Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Large Cap Value Fund (the “Fund”) is a diversified series of DWS Value Series, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective at the beginning of the Fund’s fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of November 30, 2008, for the Fund’s investments is included at the end of the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $108,572,000. This amount includes $9,863,000 inherited from its merger with DWS Equity Partners Fund during the year. This amount may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2015 ($9,863,000) and November 30, 2016 ($98,709,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $31,947,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2008, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$4,885,892
Capital loss carryforwards	$(108,572,000)
Net unrealized appreciation (depreciation) on investments	$(281,395,392)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2008	2007
Distributions from ordinary income*	$75,743,456	$67,143,474
Distributions from long-term capital gains	$262,084,257	134,608,868

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $1,767,619,255 and $1,592,181,443, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”) an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund’s subadvisor.

Pursuant to a written contract, Deutsche Asset Management International GmbH (“DeAMi”), an affiliate of the Advisor, serves as subadvisor with respect to investment and reinvestment of assets of the Fund. The Advisor compensates DeAMi out of the management fee it receives from the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.425%
Next $500 million of such net assets	.400%
Next $1 billion of such net assets	.375%
Next $1 billion of such net assets	.350%
Next $1 billion of such net assets	.325%
Over $5 billion of such net assets	.300%

Accordingly, for the year ended November 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund’s average daily net assets.

For the period from December 1, 2007 through March 31, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.14%
Class B	1.89%
Class C	1.89%
Class S	.80%
Institutional Class	.65%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services

Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended November 30, 2008, the Advisor received an Administration Fee of $1,624,104, of which $100,425 is unpaid.

Service Provider Fees. DWS Investments Service Company (“DISC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (“DST”), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2008
Class A	$362,056	$101,332
Class B	61,299	16,507
Class C	49,318	12,097
Class S	1,234,605	308,046
Institutional Class	1,720	464
	$1,708,998	$438,446

Distribution and Service Fees. Under the Fund’s Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. (“DIDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2008
Class B	$183,226	$9,997
Class C	211,679	12,712
	$394,905	$22,709

In addition, DIDI provides information and administrative services for a fee (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2008	Annual Effective Rate
Class A	$688,643		$100,207.24%
Class B	60,180		6,008.25%
Class C	70,825		6,768.25%
	$819,648		$112,983

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2008 aggregated $24,372.

In addition, DIDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2008 the CDSC for Class B and C shares aggregated $34,085 and $1,752, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under “reports to shareholders and shareholder meeting” aggregated $26,154, of which $7,791 is unpaid.

Directors’ Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended November 30, 2008, the Fund paid its allocated portion of the retirement benefit of $83,420 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended November 30, 2008, the Fund’s custodian fee was reduced by $2,083 and $9,003, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2008		Year Ended November 30, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,731,428	$140,507,077	2,167,471	$50,835,604
Class B	258,616	4,889,677	89,076	2,088,004
Class C	510,659	9,406,975	139,666	3,260,838
Class S	10,417,402	161,762,140	1,767,214	41,611,393
Institutional Class	1,380,111	24,932,952	163,302	3,881,137
		$341,498,821		$101,676,976
Shares issued in tax-free reorganization*
Class A	4,764,337	$61,031,210	—	$—
Class B	140,164	1,798,294	—	—
Class C	192,565	2,468,623	—	—
Institutional Class	1,183,339	15,181,965	—	—
		$80,480,092		$—
Shares issued to shareholders in reinvestment of distributions
Class A	2,557,682	$52,648,539	1,522,303	$34,820,690
Class B	230,898	4,786,082	140,746	3,220,134
Class C	221,369	4,579,876	118,425	2,709,414
Class S	11,818,040	243,090,355	6,232,765	142,652,883
Institutional Class	569,756	11,733,874	248,630	5,702,155
		$316,838,726		$189,105,276
Shares redeemed
Class A	(5,120,492)	$(92,024,757)	(6,353,433)	$(148,916,231)
Class B	(567,698)	(10,445,708)	(545,734)	(12,805,237)
Class C	(506,347)	(9,141,563)	(410,808)	(9,680,257)
Class S	(9,753,096)	(177,578,036)	(10,100,265)	(236,662,206)
Institutional Class	(1,651,530)	(29,116,935)	(95,538)	(2,267,969)
		$(318,306,999)		$(410,331,900)
Redemption fees		$23,997		$4,005
Net increase (decrease)
Class A	9,932,955	$162,170,792	(2,663,659)	$(63,258,112)
Class B	61,980	1,028,449	(315,912)	(7,496,165)
Class C	418,246	7,315,921	(152,717)	(3,709,874)
Class S	12,482,346	227,287,619	(2,100,286)	(52,396,835)
Institutional Class	1,481,676	22,731,856	316,394	7,315,343
		$420,534,637		$(119,545,643)

*	On November 14, 2008, DWS Equity Partners Fund was acquired by the Fund through a tax-free reorganization (see Note H).

G. Payments Made by Affiliates

During the year ended November 30, 2008, the Advisor fully reimbursed the Fund $69,957 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Acquisition of Assets

On November 14, 2008, the Fund acquired all of the net assets of DWS Equity Partners Fund pursuant to a plan of reorganization approved by shareholders on October 21, 2008. The acquisition was accomplished by a tax-free exchange of 5,878,555 Class A shares, 195,447 Class B shares, 268,335 Class C shares and 1,444,414 Institutional Class shares of DWS Equity Partners Fund for 4,764,337 Class A shares, 140,164 Class B shares, 192,565 Class C shares and 1,183,339 Institutional Class shares of the Fund, respectively, outstanding on November 14, 2008. DWS Equity Partners Fund’s net assets at that date, $80,480,092, including $16,632,562 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,185,423,547. The combined net assets of the Fund immediately following the acquisition were $1,265,903,639.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Large Cap Value Fund, one of a series of DWS Value Series, Inc. (the “Corporation”), including the investment portfolio, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 23, 2009

Tax Information (Unaudited)

The Fund paid distributions of $3.50 per share from net long-term capital gains during its year ended November 30, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund’s fiscal year ended November 30, 2008 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $38,930,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund’s investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and Deutsche Asset Management International GmbH (“DeAMi”), an affiliate of DIMA, in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

•	At the present time, all but one of your Fund’s Directors are independent of DIMA and its affiliates.

•

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by the Fund’s independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

•

The Independent Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund’s independent fee consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the “IFC Report”).

•

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

•

Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee’s findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreements were approved by the Fund’s shareholders at a special meeting held in 2007. DIMA and DeAMi are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DeAMi’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DeAMi provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and DeAMi to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and DeAMi. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. (“Lipper”). The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one- and three-year periods ended December 31, 2007 and underperformed it benchmark in the five-year period ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and DeAMi historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to DeAMi, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares’ total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) (“Lipper Universe Expenses”). The Board also reviewed each other share class’s total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DeAMi.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s chief compliance officer; (ii) the large number of compliance personnel who report to DIMA’s chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreements is in the best interests of the Fund and its shareholders. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, “DeAM”) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM’s costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM’s services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds’ Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund’s fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund’s contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund’s total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund’s investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund’s percentile ranking against peers.

DeAM’s Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund’s asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund’s break-points compare with those of the sub-advisory fee schedule.

How the Fund’s contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund’s contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund’s performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds’ returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund’s return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM’s profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or “fall-out” benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM’s costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

•

While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

•

While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds’ 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Corporation as of November 30, 2008. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	133

Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133

John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133

Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133

Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133

William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133

William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133

Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133

Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136

Interested Board Member

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133

Officers6

Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management

Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management

Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[4]

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.

[5]	Executive title, not a board directorship.
[6]

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

[7]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[8]	Address: 345 Park Avenue, New York, New York 10154.
[9]	Address: One Beacon Street, Boston, MA 02108.
[10]	Address: 280 Park Avenue, New York, New York 10017.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800)  621-1048.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151

Proxy Voting	The fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on “proxy voting” at the bottom of the page) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KDCAX	KDCBX	KDCCX	KDCSX	KDCIX
CUSIP Number	23338F-101	23338F-200	23338F-309	23338F-606	23338F-705
Fund Number	086	286	386	2312	1486

Notes

Notes

Notes

Notes

Notes

  JULY 31, 2008

Annual Report to Shareholders

DWS Equity Income Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2008

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.34%, 2.12%, 2.08% and 1.04% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/08
DWS Equity Income Fund	1-Year	3-Year	Life of Fund*
Class A	-14.66%	1.36%	6.18%
Class B	-15.33%	.56%	5.36%
Class C	-15.32%	.57%	5.35%
Institutional Class	-14.47%	1.49%	6.27%
Russell 1000® Value Index+	-15.15%	2.42%	8.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/08	$ 10.04	$ 10.05	$ 10.04	$ 10.09
7/31/07	$ 12.14	$ 12.15	$ 12.14	$ 12.20
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .20	$ .11	$ .11	$ .23
Capital Gain Distributions	$ .17	$ .17	$ .17	$ .17
Class A Lipper Rankings — Equity Income Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	215	of	282	76
3-Year	167	of	223	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 7/31/08
Class A	1-Year	Life of Fund*
Return before Taxes	-19.57%	4.91%
Return after Taxes on Distributions	-20.10%	3.60%
Return after Taxes on Distributions and Sale of Fund Shares	-12.25%**	3.92%
Russell 1000 Value Index+	-15.15%	8.33%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$8,043	$9,814	$12,661
	Average annual total return	-19.57%	-.63%	4.91%
Class B	Growth of $10,000	$8,219	$10,003	$12,729
	Average annual total return	-17.81%	.01%	5.02%
Class C	Growth of $10,000	$8,468	$10,173	$12,926
	Average annual total return	-15.32%	.57%	5.35%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$10,745	$14,820
	Average annual total return	-15.15%	2.42%	8.33%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Equity Income Fund — Institutional Class [] Russell 1000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$855,300	$1,045,200	$1,349,100
	Average annual total return	-14.47%	1.49%	6.27%
Russell 1000 Value Index+	Growth of $1,000,000	$848,500	$1,074,500	$1,482,000
	Average annual total return	-15.15%	2.42%	8.33%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended July 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 7/31/08
DWS Equity Income Fund	1-Year	3-Year	Life of Class*
Class S	-14.48%	1.49%	2.65%
Russell 1000 Value Index+	-15.15%	2.42%	4.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/08	$ 10.07
7/31/07	$ 12.17
Distribution Information: Twelve Months as of 7/31/08: Income Dividends	$ .22
Capital Gain Distributions	$ .17
Class S Lipper Rankings — Equity Income Funds Category as of 7/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	211	of	282	75
3-Year	163	of	223	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Average Annual Total Returns as of 7/31/08
Class S	1-Year	Life of Class*
Return before Taxes	-14.48%	2.65%
Return after Taxes on Distributions	-15.08%	1.04%
Return after Taxes on Distributions and Sale of Fund Shares	-8.90%**	1.89%
Russell 1000 Value Index+	-15.15%	4.20%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.
** Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

The table above shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/08
DWS Equity Income Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$8,552	$10,454	$11,004
	Average annual total return	-14.48%	1.49%	2.65%
Russell 1000 Value Index+	Growth of $10,000	$8,485	$10,745	$11,627
	Average annual total return	-15.15%	2.42%	4.20%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.
+ The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It  is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2008 to July 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 882.90	$ 879.50	$ 879.50	$ 883.30	$ 883.80
Expenses Paid per $1,000*	$ 5.71	$ 9.21	$ 9.21	$ 4.54	$ 4.54
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/08	$ 1,018.80	$ 1,015.07	$ 1,015.07	$ 1,020.04	$ 1,020.04
Expenses Paid per $1,000*	$ 6.12	$ 9.87	$ 9.87	$ 4.87	$ 4.87
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	1.22%	1.97%	1.97%	.97%	.97%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Equity Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

• Prior to that, eight years of experience as an analyst for Chubb & Son.

• Portfolio manager for Large Cap Value; lead portfolio manager for US Equity Income Fund Strategy: New York.

• Joined the fund in 2003.

• BA, Villanova University.

In the following interview, the portfolio management team discusses DWS Equity Income Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: This was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the subprime housing market accelerated into the worst financial crisis in decades, with profound implications for the entire US economy and related effects on global markets and economies. By early 2008, financial markets had become quite risk-averse, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and a highly volatile equity market. As mid-year 2008 approached, US markets were faced with additional bad news, including capital and liquidity problems experienced by major financial institutions, and increased concern about rising prices for energy and food, as well as rising unemployment.

Essentially all equity indices posted negative returns for this period. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, had a return of -10.32% for the 12 months ended July 31, 2008.1 The large-cap Russell 1000® Index posted a return of -10.62% for the 12-month period, while the small-cap Russell 2000® Index returned -6.71%.2 Growth stocks generally performed better than value stocks: The return of the Russell 1000® Growth Index was -6.29%, compared with -15.15% for the Russell 1000® Value Index.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The worst-performing sector by far in the Russell 1000 Value Index was financials, down more than 30%, as many financial institutions faced severe problems. The information technology, consumer discretionary and telecommunication services, which tend to be highly sensitive to economic conditions, were each down more than 20%. The only sectors with positive returns were energy, consumer staples and health care.

Q: How did the fund perform during this period?

A: DWS Equity Income Fund (Class A shares) produced a total return of -14.66% for the 12 months ended July 31, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The fund's return was above that of its benchmark, the Russell 1000 Value Index, which had a return of -15.15%. The fund underperformed the -11.70% average return of its Lipper peer group, the Equity Income Funds category.4

4 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: How would you describe the fund's objective and your investment process?

A: The fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. At least 80% of the fund's assets are normally invested in a diversified portfolio of dividend-paying stocks.

The fund utilizes a value investing style emphasizing established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the Standard & Poor's 500® (S&P 500) Index.5 We then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that we believe are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among what we believe to be the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. We will normally sell a security when it has reached our price target, if we believe the income or growth potential of the security has changed, if we think other investments offer better opportunities, or in the course of adjusting industry emphasis.

5 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

From time to time, the fund may hold modest positions in DWS bond funds to further enhance income and provide additional diversification. Since this fund is intended to be mainly an equity fund, we have generally maintained the bond position at no more than 10% of the fund's assets. The position in bond funds was eliminated early in the fiscal year; however, we have the ability to invest in bond funds in the future at times when we believe such investments may contribute to performance.

Q: What investment decisions had the greatest effect on performance?

A: Some of the decisions that contributed most to performance relative to the benchmark related to what the fund did not own. In the financials sector, we avoided several large companies that have been most affected by the mortgage crisis. Since financial stocks are a major source of dividends, which are important to this fund, we will generally have significant representation in this sector; our emphasis has been on stocks of companies that are not highly sensitive to credit conditions. Financial holdings that contributed to performance included regional bank PNC Financial Services Group, Inc; TD Ameritrade Holding Corp., an Internet brokerage firm that reported strong earnings; and New York Community Bancorp, Inc., a bank holding company with approximately 170 offices in the New York area. This is a community-oriented bank with about $30 billion in assets, pristine credit, a stable deposit base, and a solid loan portfolio with an emphasis on multifamily residential properties. The stock also had a very attractive dividend yield.

In the information technology sector, a major positive for relative performance was not owning Motorola, Inc., which was off sharply. Also positive was an overweight position in Symantec Corp., a software company that provides virus protection and other security products.6 Symantec is a company with a good franchise, products that generate repeat purchases, and very strong cash flow. The stock performed well during 2008, as the company's execution improved after some previous problems. Other positives in information technology were mobile phone leader Nokia Oyj, a stock that has been in the portfolio for quite some time, and Harris Corp., a diversified communications and defense company.

6 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the industrials sector, a position in Emerson Electric Co. contributed to performance; we like this stock mainly because of its exposure to expanding global markets. In the health care sector, we have concentrated on companies that provide products and services for which there is steady demand, such as Abbott Laboratories, Baxter International, Inc. and PerkinElmer, Inc.; all of these stocks contributed to performance.

In the energy sector, in which the fund was underweight relative to the benchmark during this period, performance was hurt by not owning or holding underweight positions in some of the highly leveraged exploration and production companies that performed very well, benefiting from soaring oil prices. Energy has been a challenging sector for this fund because many energy companies pay small or no dividends. An energy position that contributed to performance was Hess Corp., which is involved in exploration and production, as well as marketing and refining. We have also gained exposure to rising energy prices through a position in FPL Group, Inc., a well-managed Florida utility with a growing position in wind energy generation; this stock contributed to performance.

In the consumer discretionary sector, major detractors were Idearc, Inc., which publishes yellow pages directories, and Pinnacle Entertainment, Inc., an operator of casinos and related hospitality facilities. Both of these companies make use of leverage in financing their businesses, and leveraged companies have generally performed poorly in the recent difficult credit environment. We eliminated the position in Idearc in early 2008, as we are concerned that poor housing markets in many of the areas served will continue to have a negative impact on advertising revenue. We continue to hold Pinnacle, which we believe has good growth long-term prospects.

Q: What other comments do you have for shareholders?

A: Recent market trends, with energy the strongest sector by far and extreme weakness in the financial sector, have not favored this fund's dividend-oriented investment style. We monitor a number of value-oriented factors in managing this fund, and we have found that dividend yield has not been as useful as other traditional value factors as a predictor of performance over the past 12 months.

With equity markets down significantly in recent months and extremely negative investor sentiment, we are beginning to see some attractive values emerge. We remain defensive, keeping a careful eye on trends in employment, housing, commodity prices, and the economy as a whole. We are selectively taking advantage of opportunities to buy stocks of well-managed companies with good prospects at what appear to be attractive valuations.

While it is always disappointing to see a negative return, we are pleased that the fund performed better than its benchmark during this difficult period. Our focus continues to be on dividend yield, dividend growth and long-term capital appreciation. We believe that this approach will enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	7/31/08	7/31/07

Common Stocks	98%	86%
Cash Equivalents	2%	3%
DWS High Income Fund	—	8%
DWS Core Fixed Income Fund	—	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/08	7/31/07

Financials	30%	34%
Energy	13%	11%
Consumer Staples	11%	7%
Health Care	11%	11%
Telecommunication Services	9%	9%
Utilities	7%	3%
Industrials	7%	8%
Information Technology	6%	8%
Materials	3%	2%
Consumer Discretionary	3%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2008 (30.5% of Net Assets)
1. AT&T, Inc. Provider of communications services	4.1%
2. ExxonMobil Corp. Explorer and producer of oil and gas	4.0%
3. General Electric Co. Manufactures, distributes and markets electrical products	3.8%
4. JPMorgan Chase & Co. Provider of global financial services	3.1%
5. FPL Group, Inc. Provider of electric energy	2.8%
6. CVS Caremark Corp. Operator of a drug store chain	2.7%
7. Verizon Communications, Inc. Provider of advanced communication and information technology services	2.6%
8. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	2.5%
9. Loews Corp. Involved in a variety of businesses including commercial property-casualty insurance	2.5%
10. Bank of America Corp. Provider of commercial banking services	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-investments.com or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2008

	Shares	Value ($)

Common Stocks 97.9%
Consumer Discretionary 3.3%
Hotels Restaurants & Leisure 1.0%
Carnival Corp.	17,800	657,532
Pinnacle Entertainment, Inc.*	13,100	148,030
		805,562
Multiline Retail 0.9%
Family Dollar Stores, Inc.	17,600	410,080
Kohl's Corp.*	8,900	372,999
		783,079
Specialty Retail 1.4%
Abercrombie & Fitch Co. "A"	12,000	662,640
Lowe's Companies, Inc.	27,100	550,672
		1,213,312
Consumer Staples 10.8%
Beverages 1.0%
Diageo PLC (ADR)	12,000	844,560
Food & Staples Retailing 2.7%
CVS Caremark Corp.	63,700	2,325,050
Food Products 2.5%
Campbell Soup Co.	20,000	727,600
Dean Foods Co.*	21,700	462,210
Unilever NV (NY Shares)	33,600	931,056
		2,120,866
Tobacco 4.6%
Altria Group, Inc.	38,619	785,897
Lorillard, Inc.*	9,800	657,678
Philip Morris International, Inc.	23,519	1,214,756
UST, Inc.	25,000	1,315,250
		3,973,581
Energy 12.3%
Energy Equipment & Services 0.7%
Schlumberger Ltd.	5,700	579,120
Oil, Gas & Consumable Fuels 11.6%
Anadarko Petroleum Corp.	5,900	341,669
BP PLC (ADR)	3,800	233,472
Chevron Corp.	22,100	1,868,776
ConocoPhillips	13,074	1,067,100
Devon Energy Corp.	6,500	616,785
ExxonMobil Corp.	42,739	3,437,498
Hess Corp.	9,300	943,020
Marathon Oil Corp.	19,600	969,612
Occidental Petroleum Corp.	5,700	449,331
		9,927,263
Financials 28.9%
Capital Markets 5.5%
Ameriprise Financial, Inc.	21,400	909,500
Lazard Ltd. "A"	25,700	1,048,817
Morgan Stanley	12,200	481,656
TD Ameritrade Holding Corp.*	62,600	1,246,366
The Goldman Sachs Group, Inc.	5,400	993,816
		4,680,155
Commercial Banks 6.0%
BB&T Corp.	20,000	560,400
PNC Financial Services Group, Inc.	21,442	1,528,600
UnionBanCal Corp.	17,300	929,356
Wachovia Corp.	18,000	310,860
Wells Fargo & Co.	60,400	1,828,308
		5,157,524
Consumer Finance 0.8%
Discover Financial Services	44,800	656,320
Diversified Financial Services 7.6%
Bank of America Corp.	62,604	2,059,671
Citigroup, Inc.	95,633	1,787,381
JPMorgan Chase & Co.	65,452	2,659,315
		6,506,367
Insurance 7.2%
ACE Ltd.	6,900	349,830
Allstate Corp.	34,300	1,585,346
American International Group, Inc.	34,800	906,540
CNA Financial Corp.	9,700	258,893
Lincoln National Corp.	9,300	443,610
Loews Corp.	46,800	2,085,408
Phoenix Companies, Inc.	57,300	557,529
		6,187,156
Thrifts & Mortgage Finance 1.8%
New York Community Bancorp, Inc.	90,700	1,507,434
Health Care 10.8%
Health Care Equipment & Supplies 3.8%
Baxter International, Inc.	31,507	2,161,695
Zimmer Holdings, Inc.*	16,400	1,130,124
		3,291,819
Life Sciences Tools & Services 1.6%
PerkinElmer, Inc.	45,700	1,329,870
Pharmaceuticals 5.4%
Abbott Laboratories	33,579	1,891,841
Merck & Co., Inc.	14,830	487,907
Novartis AG (ADR)	12,200	724,070
Pfizer, Inc.	30,300	565,701
Wyeth	22,460	910,079
		4,579,598
Industrials 6.8%
Aerospace & Defense 1.6%
Honeywell International, Inc.	27,659	1,406,184
Electrical Equipment 0.6%
Emerson Electric Co.	10,272	500,246
Industrial Conglomerates 4.6%
General Electric Co.	115,718	3,273,662
Textron, Inc.	14,618	635,444
		3,909,106
Information Technology 6.2%
Communications Equipment 1.3%
Harris Corp.	13,600	654,840
Nokia Oyj (ADR)	17,300	472,636
		1,127,476
Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	51,600	1,145,004
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	81,377	773,081
		1,918,085
Software 2.6%
Microsoft Corp.	39,800	1,023,656
Symantec Corp.*	57,700	1,215,739
		2,239,395
Materials 3.3%
Containers & Packaging 1.7%
Packaging Corp. of America	27,500	701,800
Pactiv Corp.*	31,000	747,410
		1,449,210
Metals & Mining 1.6%
Alcoa, Inc.	32,500	1,096,875
Goldcorp, Inc.	7,100	265,185
		1,362,060
Telecommunication Services 8.5%
Diversified Telecommunication Services
AT&T, Inc.	113,992	3,512,094
Frontier Communications Corp.	140,700	1,626,492
Verizon Communications, Inc.	64,000	2,178,560
		7,317,146
Utilities 7.0%
Electric Utilities 2.8%
FPL Group, Inc.	37,518	2,421,038
Multi-Utilities 4.2%
Sempra Energy	31,200	1,752,192
Wisconsin Energy Corp.	40,600	1,831,872
		3,584,064
Total Common Stocks (Cost $88,322,949)		83,702,646

Cash Equivalents 2.0%
Cash Management QP Trust, 2.42% (a) (Cost $1,739,942)	1,739,942	1,739,942
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,062,891)+	99.9	85,442,588
Other Assets and Liabilities, Net	0.1	111,079
Net Assets	100.0	85,553,667
* Non-income producing security.
+ The cost for federal income tax purposes was $91,399,571. At July 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,956,983. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,253,848 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,210,831.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2008
Assets
Investments: Investments in securities, at value (cost $88,322,949)	$ 83,702,646
Investment in Cash Management QP Trust (cost $1,739,942)	1,739,942
Total investments, at value (cost $90,062,891)	85,442,588
Receivable for investments sold	1,863,458
Receivable for Fund shares sold	7,680
Dividends receivable	184,260
Interest receivable	4,258
Foreign taxes recoverable	7,641
Due from Advisor	463
Other assets	33,907
Total assets	87,544,255
Liabilities
Payable for investments purchased	1,318,484
Payable for Fund shares redeemed	443,858
Accrued management fee	49,130
Other accrued expenses and payables	179,116
Total liabilities	1,990,588
Net assets, at value	$ 85,553,667
Net Assets Consist of
Undistributed net investment income	84,580
Net unrealized appreciation (depreciation) on investments	(4,620,303)
Accumulated distributions in excess of net realized gains	(533,517)
Paid-in capital	90,622,907
Net assets, at value	$ 85,553,667

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($41,782,752 ÷ 4,161,455 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.04
Maximum offering price per share (100 ÷ 94.25 of $10.04)	$ 10.65

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,912,750 ÷ 1,484,195 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.05

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,171,583 ÷ 2,407,590 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.04
Class S Net Asset Value, offering and redemption price(a) per share ($3,330,790 ÷ 330,691 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.07
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,355,792 ÷ 134,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.09
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $25,081)	$ 3,217,913
Dividends from DWS affiliated mutual funds	56,028
Interest — Cash Management QP Trust	119,790
Total Income	3,393,731
Expenses: Management fee	792,237
Administration fee	119,133
Services to shareholders	127,412
Custodian fee	14,012
Distribution and service fees	677,670
Professional fees	94,126
Trustees' fees and expenses	6,002
Reports to shareholders	67,795
Registration fees	64,576
Other	10,227
Total expenses before expense reductions	1,973,190
Expense reductions	(133,645)
Total expenses after expense reductions	1,839,545
Net investment income	1,554,186
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments — Unaffiliated issuers	715,198
Investments — DWS affiliated mutual funds	(409,080)
306,118
Change in net unrealized appreciation (depreciation) on investments	(19,364,909)
Net gain (loss)	(19,058,791)
Net increase (decrease) in net assets resulting from operations	$ (17,504,605)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income	$ 1,554,186	$ 2,466,725
Net realized gain (loss)	306,118	10,949,129
Change in net unrealized appreciation (depreciation)	(19,364,909)	3,239,324
Net increase (decrease) in net assets resulting from operations	(17,504,605)	16,655,178
Distributions to shareholders from: Net investment income: Class A	(1,040,228)	(1,493,600)
Class B	(176,970)	(280,250)
Class C	(323,274)	(539,876)
Class S	(75,382)	(61,165)
Institutional Class	(40,756)	(54,809)
Net realized gains: Class A	(945,789)	(7,478,787)
Class B	(283,245)	(2,383,394)
Class C	(529,879)	(4,666,331)
Class S	(60,418)	(227,713)
Institutional Class	(35,767)	(281,234)
Total distributions	(3,511,708)	(17,467,159)
Fund share transactions: Proceeds from shares sold	6,331,560	21,350,661
Reinvestment of distributions	2,828,957	13,697,370
Cost of shares redeemed	(42,330,079)	(30,347,857)
Redemption fees	18	236
Net increase (decrease) in net assets from Fund share transactions	(33,169,544)	4,700,410
Increase (decrease) in net assets	(54,185,857)	(3,888,429)
Net assets at beginning of period	139,739,524	135,851,095
Net assets at end of period (including undistributed net investment income of $84,580 and $198,529, respectively)	$ 85,553,667	$ 139,739,524

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.26	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.25	.29	.39	.25
Net realized and unrealized gain (loss)	(1.92)	1.27	.66	1.16	1.04
Total from investment operations	(1.73)	1.52	.95	1.55	1.29
Less distributions from: Net investment income	(.20)	(.26)	(.29)	(.39)	(.18)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.37)	(1.64)	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.04	$ 12.14	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[c,d]	(14.66)	12.66	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	71	69	84	70
Ratio of expenses before expense reductions (%)	1.33	1.27	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	1.22	1.16	.97	.95	.95*
Ratio of net investment income (%)	1.63	2.06	2.46	3.29	2.60*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.15	$ 12.25	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.10	.15	.20	.29	.17
Net realized and unrealized gain (loss)	(1.92)	1.29	.64	1.17	1.04
Total from investment operations	(1.82)	1.44	.84	1.46	1.21
Less distributions from: Net investment income	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.05	$ 12.15	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[c,d]	(15.33)	11.91	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	22	22	23	18
Ratio of expenses before expense reductions (%)	2.12	2.05	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.98	1.95	1.79	1.77	1.77*
Ratio of net investment income (%)	.87	1.27	1.64	2.47	1.78*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 12.24	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.10	.16	.20	.29	.17
Net realized and unrealized gain (loss)	(1.92)	1.28	.64	1.17	1.03
Total from investment operations	(1.82)	1.44	.84	1.46	1.20
Less distributions from: Net investment income	(.11)	(.16)	(.19)	(.29)	(.11)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.28)	(1.54)	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.04	$ 12.14	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[c,d]	(15.32)	11.93	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	40	41	49	46
Ratio of expenses before expense reductions (%)	2.07	2.01	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.97	1.91	1.78	1.76	1.76*
Ratio of net investment income (%)	.88	1.31	1.65	2.48	1.79*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.17	$ 12.27	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[b]	.22	.27	.29	.26
Net realized and unrealized gain (loss)	(1.93)	1.28	.66	.35
Total from investment operations	(1.71)	1.55	.95	.61
Less distributions from: Net investment income	(.22)	(.27)	(.29)	(.32)
Net realized gains	(.17)	(1.38)	(.52)	(.15)
Total distributions	(.39)	(1.65)	(.81)	(.47)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.07	$ 12.17	$ 12.27	$ 12.13
Total Return (%)[c]	(14.48)	12.86	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	1.68
Ratio of expenses before expense reductions (%)	1.19	1.15	1.38	1.42*
Ratio of expenses after expense reductions (%)	.98	1.02	.97	.95*
Ratio of net investment income (%)	1.87	2.20	2.46	3.22*
Portfolio turnover rate (%)	58	42	61	67
[a] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.20	$ 12.27	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.22	.28	.28	.37	.24
Net realized and unrealized gain (loss)	(1.93)	1.29	.65	1.19	1.05
Total from investment operations	(1.71)	1.57	.93	1.56	1.29
Less distributions from: Net investment income	(.23)	(.26)	(.28)	(.39)	(.17)
Net realized gains	(.17)	(1.38)	(.52)	(.15)	—
Total distributions	(.40)	(1.64)	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 10.09	$ 12.20	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[c]	(14.47)	13.05	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	2	2	2
Ratio of expenses before expense reductions (%)	1.03	.97	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	.96	.92	1.07	1.05	1.05*
Ratio of net investment income (%)	1.89	2.30	2.36	3.19	2.50*
Portfolio turnover rate (%)	58	42	61	67	17*
[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity Income Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of July 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 84,580
Undistributed long-term capital gains	$ 803,163
Net unrealized appreciation (depreciation) on investments	$ (5,956,983)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2008	2007
Distributions from ordinary income	$ 1,656,610	$ 5,075,643*
Distributions from long-term capital gains	$ 1,855,098	$ 12,391,516
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $68,127,117 and $101,170,315, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

The Fund did not impose a portion of its management fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds").

For the period from August 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, proxy, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	2.02%
Class S	1.02%

Effective October 1, 2007 through November 30, 2008 (through September 30, 2008 for Institutional Class), the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of acquired DWS Funds) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class S	.97%
Institutional Class	.97%

Accordingly, for the year ended July 31, 2008, the Advisor waived a portion of its management fee aggregating $21,953 related to its investment in DWS affiliated mutual funds and the amount charged aggregated $770,284, which was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2008, the Advisor received an Administration Fee of $119,133, of which $7,307 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 45,420	$ 45,420
Class B	16,998	16,998
Class C	19,573	19,573
Class S	7,778	7,624
Institutional Class	863	863
	$ 90,632	$ 90,478

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2008
Class B	$ 141,547	$ 9,469
Class C	255,671	15,822
	$ 397,218	$ 25,291

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2008	Annual Effective Rate
Class A	$ 148,564	$ 7,818	$ 11,661.23%
Class B	47,043	5,971	2,889.22%
Class C	84,845	5,321	17,271.23%
	$ 280,452	$ 19,110	$ 31,821

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2008 aggregated $3,853.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2008, the CDSC for Class B and C shares aggregated $38,246 and $508, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2008, DIDI received $1,606 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,037, of which $14,987 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended July 31, 2008, the Fund paid its allocated portion of the retirement benefit of $606 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS affiliated mutual funds. Distributions from the DWS affiliated mutual funds to the Fund for the year ended July 31, 2008 were as follows:

Distributions from:	DWS Core Fixed Income Fund	DWS High Income Fund	Total
Net Investment Income	$ 17,760	$ 38,268	$ 56,028

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2008, the Fund's custodian fee was reduced by $239 and $1,259, respectively, for custody and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	358,882	$ 4,172,606	886,475	$ 11,039,035
Class B	41,147	491,296	102,462	1,279,571
Class C	48,732	563,739	425,387	5,340,685
Class S	92,626	1,102,919	290,453	3,613,331
Institutional Class	80	1,000	6,145	78,039
		$ 6,331,560		$ 21,350,661
Shares issued to shareholders in reinvestment of distributions
Class A	136,807	$ 1,610,322	580,795	$ 7,021,869
Class B	30,722	363,838	172,794	2,087,179
Class C	55,294	655,584	331,552	4,000,855
Class S	10,658	125,047	21,905	265,862
Institutional Class	6,248	74,166	26,530	321,605
		$ 2,828,957		$ 13,697,370
Shares redeemed
Class A	(2,168,483)	$ (24,339,823)	(1,298,787)	$ (16,252,077)
Class B	(370,202)	(4,243,191)	(302,245)	(3,794,908)
Class C	(1,026,661)	(11,459,026)	(762,313)	(9,485,667)
Class S	(111,748)	(1,289,979)	(50,400)	(637,095)
Institutional Class	(90,169)	(998,060)	(14,034)	(178,110)
		$ (42,330,079)		$ (30,347,857)
Redemption fees		$ 18		$ 236
Net increase (decrease)
Class A	(1,672,794)	$ (18,556,893)	168,483	$ 1,808,944
Class B	(298,333)	(3,388,057)	(26,989)	(428,121)
Class C	(922,635)	(10,239,687)	(5,374)	(144,057)
Class S	(8,464)	(62,013)	261,958	3,242,105
Institutional Class	(83,841)	(922,894)	18,641	221,539
		$ (33,169,544)		$ 4,700,410

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Subsequent Event

On September 19, 2008, the Board of Directors of the Fund approved, in principle, the merger of the DWS Equity Income Fund (the "Acquired Fund") into the DWS Large Cap Value Fund.

Completion of the merger is subject to a number of conditions, including final approval of the Board of each fund and approval by shareholders of the Acquired Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity Income Fund (the "Fund") at July 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 22, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.17 per share from net long-term capital gains during its year ended July 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,276,000 as capital gain dividends for its year ended July 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2008, qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $3,567,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the funds.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDSX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 860	23338K 704
Fund Number	290	390	690	2490	790

Notes

Notes

Notes

Notes

DWS VALUE SERIES, INC.

PART C - OTHER INFORMATION

Item 15.	Indemnification.

Article 4.2 of the Registrant’s Articles of Incorporation (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Articles of Incorporation does not protect any person against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an “interested director” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Agreement and Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Directors’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Directors”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. (“DIMA”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Directors) and consultants, whether retained by the Registrant or the Non-interested Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability

1

or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Directors, arising from the Private Litigation and Enforcement, including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and expenses incurred by any Non-interested Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or expense incurred by any Non-interested Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Directors or acting otherwise) for the benefit of the Non-interested Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or expense incurred by any Non-interested Director, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5. all liabilities and expenses incurred by any Non-interested Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Director to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director’s duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the

2

Non-interested Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director’s duties as a Director of the Registrant, such Non-interested Director has undertaken to repay such costs or expenses to DIMA.

Item 16.	Exhibits.

(1)	(a)	Articles of Incorporation of Registrant, dated October 14, 1987. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(b)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 25, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(c)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 26, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(d)	Articles Supplementary to Articles of Incorporation of Registrant, dated December 28, 1990. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(e)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 24, 1992. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(f)	Articles Supplementary to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(g)	Articles of Amendment to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

	(h)	Articles of Amendment to Articles of Incorporation of Registrant, dated December 2, 1996. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(i)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(j)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(k)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

3

(l)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 19, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(m)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(n)	Articles of Amendment to the Charter of the Corporation, dated January 15, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(o)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

(p)	Articles of Amendment to Articles of Incorporation of Registrant, dated May 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(q)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

(r)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

(s)	Articles of Amendment and Restatement, dated July 12, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

(t)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(u)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

(v)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

4

	(w)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 26, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

	(x)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 21, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)

	(y)	Articles of Amendment to Articles of Incorporation of Registrant, dated January 26, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(z)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 13, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(aa)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 15, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(bb)	Articles of Amendment to Articles of Incorporation of Registrant, dated October 4, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(cc)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

	(dd)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)

(2)		Amended and Restated By-Laws dated April 1, 2008 are filed herein.

(3)		Not applicable.

(4)		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

(5)		Not applicable.

(6)	(a)	Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman High Return Equity Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(b)	Investment Management Agreement between the Registrant, on

5

behalf of Scudder-Dreman Small Cap Value Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(c)	Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Concentrated Value Fund and Deutsche Asset Management Americas Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(d)	Investment Management Agreement between Registrant, on behalf of Scudder-Dreman Mid Cap Value Fund and Deutsche Asset Management Americas Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(e)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(f)	Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(g)	Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman Small Cap Value Fund) (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.).

(h)	Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

(i)	Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated June 1, 2005 (Scudder-Dreman Concentrated Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(j)	Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated August 1, 2005 (Scudder-Dreman Mid Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(k)	Investment Management Agreement between Registrant, on behalf of DWS Large Cap Value Fund and Deutsche Asset

6

Management Americas Inc. dated April 11, 2007 (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(l)	Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH dated April 25, 2007 (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

7.	(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

	(b)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. on behalf of Scudder Large Cap Value Fund and its Class AARP shares and Class S shares, to be filed by amendment.

8.	(a)	Form of Retirement Agreement between the Registrant and each of Martin J. Gruber, Graham E. Jones and Carl W. Vogt dated November 14, 2007 (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

	(b)	Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007 (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

(9)		Master Custodian Agreement, dated November 17, 2008, between the Registrant and State Street Bank and Trust Company is filed herein.

(10)	(a)	Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(b)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(c)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(d)	Rule 12b-1 Plan between Scudder Dreman-High Return Equity Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(e)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

7

(f)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(g)	Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(h)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(j)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(k)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(l)	Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(m)	Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class A) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(n)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class B) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement).

(o)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class C) and Scudder Distribution, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

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	(p)	Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class A) and Scudder Distributors, Inc. dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(q)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class B) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(r)	Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class C) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(s)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)

	(t)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)

11.		Opinions and Consents of Counsel of Vedder Price P.C. is filed herein.

12		Form or Tax Opinion and Consent of Willkie Farr & Gallagher LLP is filed herein.

13.	(a)	Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.)

	(b)	Agency Agreement between the Registrant and DWS Scudder Investments Service Corporation dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(c)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Contrarian Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(d)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

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	(e)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

	(f)	Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation (Scudder-Dreman Mid Cap Value Fund) dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(g)	Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration statement.)

	(h)	First Amendment to Fund Accounting Services Agreement dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)

	(i)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries is filed herein.

	(j)	Form of Expense Limitation Agreement between the Registrant and Deutsche Investment Management Americas Inc is filed herein.

	(k)	Amended and Restated Administrative Services Agreement dated October 1, 2008 between the Registrant, on behalf of DWS Large Cap Value Fund and Deutsche Investment Management Americas Inc. is filed herein.

14.	(a)	Consent of Ernst & Young LLP is filed herein.

	(b)	Consent of PricewatershouseCoopers is filed herein.

15.		Not applicable.

16.		Power of Attorney dated November 21, 2008 (Incorporated by reference to the Registrant’s initial Registration Statement on Form N-14 (File No. 333-156344) as filed on December 19, 2008.

17.		Form of Proxy is filed herein and appears following Part A of this Registration Statement.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145© of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the city of New York, and State of New York, on the 11th day of February 2009.

DWS VALUE SERIES, INC.

By:	/s/ Michael G. Clark
Michael G. Clark
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 11th, 2009.

SIGNATURE	TITLE

/s/ Michael G. Clark
Michael G. Clark	President

/s/ Paul H. Schubert
Paul H. Schubert	Chief Financial Officer and Treasurer

/s/ John W. Ballantine*
John W. Ballantine	Director

/s/ Henry P. Becton, Jr.*
Henry P. Becton, Jr.	Director

/s/ Dawn-Marie Driscoll*
Dawn-Marie Driscoll	Director

/s/ Keith R. Fox*
Keith R. Fox	Director

/s/ Paul K. Freeman*
Paul K. Freeman	Chairperson and Director

/s/ Kenneth C. Froewiss*
Kenneth C. Froewiss	Director

/s/ Richard J. Herring*
Richard J. Herring	Director

/s/ William McClayton*
William McClayton	Director

/s/ Rebecca W. Rimel*
Rebecca W. Rimel	Director

/s/ William N. Searcy, Jr.*
William N. Searcy, Jr.	Director

/s/ Jean Gleason Stromberg*
Jean Gleason Stromberg	Director

SIGNATURE	TITLE

/s/ Robert H. Wadsworth*
Robert H. Wadsworth	Director

/s/ Axel Schwarzer *
Axel Schwarzer	Director

*By:	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney as previously filed.

EXHIBIT NUMBER	EXHIBIT TITLE
2.	Amended and Restated By-Laws

9.	Master Custodian Agreement

11.	Opinion and Consent of Vedder Price P.C.

12.	Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP

13 (i)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement

13 (j)	Form of Expense Limitation Agreement

13 (k)	Amended and Restated Administrative Services Agreement

14 (a)	Consent of Ernest & Young LLP

14 (b)	Consent of PricewaterhouseCoopers